UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23850

Aristotle Funds Series Trust

(Exact name of registrant as specified in charter)

11100 Santa Monica Blvd., Suite 1700

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

Richard Schweitzer

11100 Santa Monica Blvd., Suite 1700

Los Angeles, CA 90025

(Name and address of agent for service)

(844-274-7885)

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2024

Date of reporting period: April 1, 2023 through March 31, 2024

Item 1. Reports to Stockholders.

(a)

ARISTOTLE FUNDS
SERIES TRUST ANNUAL REPORT

As of March 31, 2024

WWW.ARISTOTLEFUNDS.COM

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds' investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Aristotle Funds Series Trust
Shareholder Letter
March 31, 2024 (Unaudited)
Dear Fellow Shareholder,
We close this fiscal year with a deep sense of gratitude for the trust you have given us and are proud of the milestones that were crossed in 2023. With the completed reorganization of certain of the former series of Pacific Funds and Investment Managers trusts with the funds of Aristotle Funds Series Trust, we can now look to the future and focus on growing our mutual fund platform and working hard every day to deliver investment results for you, our valued shareholders.
Market volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, the MSCI ACWI Index (net), a representation of equity markets around the world, posted a full-year return of 23.22%. Domestically, large-cap U.S. equity, as depicted by the S&P 500 Index, rose 29.88%, as large technology companies regained their lead in the first quarter of 2024 after showing more modest performance in the second half of 2023. The U.S. small-cap equity market rallied in 2023 and finished the fiscal year on a strong note with the Russell 2000 Index posting a trailing 12-month return of 19.71%.
Fixed income markets also finished in positive territory. Ending March 31, 2024, trailing one-year returns for the Bloomberg Global Aggregate Bond Index and Bloomberg U.S Aggregate Bond Index were 0.49% and 1.70%, respectively. On the credit side, the Bloomberg U.S. Credit Bond Index posted a 4.15% return for the year, while the Bloomberg U.S. Corporate Bond Index was slightly above that with a return of 4.43%. In general, below investment-grade outperformed investment-grade debt given the supportive economy and elevated inflation. Representing high yield bonds, the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15%. The Credit Suisse Leveraged Loan Index was a top performer, ending the year up 12.40%. Elevated inflation has resulted in higher interest rates at the short end of the yield curve, providing a tailwind for floating rate instruments. The loan asset class continues to perform exceptionally well in this prolonged higher rate environment.
In comparison to late 2022, when markets were bracing for a recession, the end of 2023 and start of 2024 seem to indicate a more optimistic tone. A resilient U.S. economy coupled with a strong employment backdrop have provided enough support through a minor banking crisis and geopolitical conflicts in Europe and the Middle East. The result has been elevated inflation, corresponding central bank policies, strong equity returns and more attractive fixed income yields. Add to this the economic recovery in Europe and Asia. Investors’ rate-cut expectations now tend to be more aligned with the Federal Reserve’s forecasts for a continued “higher for longer” environment.
You may reach out to the Aristotle Funds team via email at funds@aristotlecap.com, via phone at (844) 274-7885 to speak with an Investor Services Representative, or by visiting our website at www.aristotlefunds.com. Our website provides additional information on the funds through fund-specific market commentaries and fact sheets and lets you hear from our portfolio management teams through insight pieces, charts library and podcasts. As always, we welcome your questions and comments.
Sincerely,

Richard Schweitzer, CFA President and Trustee Aristotle Funds Series Trust	Dominic Nolan, CFA Chief Executive Officer Aristotle Investment Services, LLC

A-1

Aristotle Funds Series Trust
Shareholder Letter
March 31, 2024 (Unaudited) (Continued)
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg US Corporate Bond Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
•
The Bloomberg US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the domestic indices, results include the reinvestment of all dividends. For the foreign indices, results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market.
Opinions expressed herein are as of March 31 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-2

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited)
Aristotle Core Income Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Core Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.85%, 1.60%, 0.45%, and 0.55% for Class A, Class C, Class I, and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Core Income Fund - Class A(1)	3.87%	1.63%	2.12%
Aristotle Core Income Fund - Class C(1)	3.19%	0.88%	1.37%
Aristotle Core Income Fund - Class I(1)	4.15%	1.93%	2.43%
Aristotle Core Income Fund - Class I-2(1)	4.27%	1.95%	2.42%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

A-3

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Core Income Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary estimates seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Core Income Fund – Class I-2 posted a return of 4.27%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%.
The Fund’s emphasis on corporate credit and sector allocation positioning contributed to relative outperformance. Floating rate holdings across bank loans and investment-grade collateralized loan obligation (CLO) debt was beneficial. The Fund’s duration remains below benchmark; however, the range has narrowed over the reporting period. Shorter-than-benchmark duration contributed to relative performance. The Fund has upgraded the quality of the portfolio over the last few quarters, adding exposure to credits within more resilient, less cyclical sectors. Corporate fundamentals have held up reasonably well and leverage remains broadly manageable. However, we still view an economic slowdown with higher levels of volatility and greater sector and credit dispersion as a possibility. Combining floating rate securities with intermediate and longer duration fixed rate securities in a barbell structure we believe positions the Fund to withstand a continued high level of interest rate uncertainty.
On a sector basis, we continue to find value in Banking, Technology and Utilities. Within the Fund’s asset-backed securities (ABS) allocation, we have maintained exposure to high grade (AAA/AA) CLO debt securities which we believe to be attractive on a risk-adjusted basis. Student Loan and Auto ABS positions are high quality and primarily AAA-rated. We continue to like larger, liquid bank loans that offer attractive, low duration yield with stable credit profiles.
The Fund’s allocations to floating rate bank loans (12.0%) and high yield bonds (4.5%) contributed to relative outperformance. The allocation to ABS/CLO was also a positive return contributor led by floating rate, senior CLO debt securities (6.0%). The Fund’s focus on corporate credit and relative underweight to U.S. Treasuries and agency mortgage-backed securities (MBS) was beneficial. On a sector basis, Capital Goods, Consumer Cyclicals and Technology contributed to relative returns. A lack of exposure to commercial mortgage-backed securities (CMBS), agency debt and municipal debt detracted.

A-4

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
As of March 31, 2024, the Fund’s allocation was as follows: investment grade corporate bonds (38.7%), bank loans (14.4%), government bonds (21.7%), ABS (14.4%), and high yield (2.7%). The Fund’s cash position was 1.3%.
Outlook
The economic back drop, especially in the U.S., remains to be a positive for Corporate fundamentals. While there remains to be dispersion across sectors (semis troughing, leisure cresting, and commercial real estate in freefall), overall corporate fundamentals are still solid. Many sectors are performing well, such as utilities, consumer staples, manufacturing, and travel-related industries, and we do not expect that to change in the near term. The U.S. consumer has been a stabilizing force despite tighter monetary policy.
However, one area we are becoming more concerned with is intentional leveraging. Management teams are more comfortable with growth outlooks and balance sheets. They are using the liquidity in the debt markets to repurchase shares, payout dividends, and acquisitions. This is a modest negative for fundamentals thus far and we continue to monitor. Also, we expect economic slowing going forward. The slowing will weigh on ratings, as well on those sectors already struggling (mostly in well-known areas such as property-related sectors).
Investment-grade corporate technicals benefited from the move higher in interest rates over the course in early 2024. 10-year Treasury yields rose by over 30 basis points in the first quarter of 2024. This helped move Investment-grade corporate yields to 5.3% as of March 31, 2024. Retail flows into fixed income continued to be strong as a result. Institutional demand remained strong as clients were able to get another bite at higher back-end rates. While U.S. Government budget funding and higher near-term inflation could keep pressure on rates, we could see technical pressure in MBS and Treasuries subside a bit with the Fed’s recalibration of their quantitative tightening (QT) efforts. A reduction in the roll-off of those securities could be another positive technical for broader fixed income.
Stable fundamentals and strong technicals continue to benefit corporate spreads. Corporate spreads are now within shouting distance (about 10 basis points) of the post Great Financial Crisis tights seen in 2021. All-in yields are still attractive at 5.3%, but spread cushion is less robust. Corporate yields and spreads are in the 90th and 8th percentiles over the past 10 years. While index level spreads are at the tighter end of their historical range, we continue to find attractive opportunities within certain sectors as well as at the individual corporate level.
We are finding value in industries that are seeing stability in the top line and/or cash flows, including lodging/leisure, airline related (AEETCs and aircraft lessors), utilities, U.S. global systemically important banks (G-SIBs), and food and beverage. Sectors we remain wary of include metals & mining, retail, office and retail REITS, regional banks, and chemicals. Merger and acquisition activity may pick up in 2024, especially in the tech and healthcare sectors. Those activities pose both risk and potential investment opportunities. Inflation, geopolitical conflicts, and the U.S. elections late this year all pose risks the market must contend with. Inflation has been resilient, which pushes potential Fed cuts further into the horizon. This leaves us favoring certain floating-rate asset classes (high-quality bank loans and senior CLOs) given the attractive spread/yield profiles, which help absorb rate volatility.
Disclosures:
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-5

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle ESG Core Bond Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds ESG Core Bond (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on December 14, 2020 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.48% and 0.48% for Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Since Commencement of Operations(1)
Aristotle ESG Core Bond Fund - Class I(2)	3.23%	-2.48%
Aristotle ESG Core Bond Fund - Class I-2(2)	3.23%	-2.48%
Bloomberg US Aggregate Bond Index	1.70%	-3.18%

(1)	Commencement date is December 14, 2020 for Class I and Class I-2 Shares.
(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

A-6

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle ESG Core Bond Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle ESG Core Bond Fund – Class I-2 posted a return of 3.23%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%.
Given the environmental, social and governance (ESG) mandate of this Fund, factors related to credit fundamentals and the ESG ratings of the Fund’s holdings were assessed, with a focus on ESG risk (ranging from negligible to severe) and ESG quality (ranging from industry best-in-class, leader, average, laggard, or worst-in-class). At the end of the reporting period, the Fund held corporates considered to have overall slightly lower ESG risk associated with them, compared to the benchmark. In addition, the Fund held no corporates considered to have high or severe risk associated with ESG factors, while the benchmark held 15.47%. The Fund also had a higher percentage of corporates considered best-in-class and leaders for ESG (48.02%) compared to those in the benchmark (35.84%). The Fund held no companies deemed worst-in-class, while the benchmark held 0.32%.
The Fund had no exposure to corporate bonds, asset-backed securities (ABS) and mortgage-related securities directly involved in: (i) the extraction of thermal coal, coal power generation and providing tailor-made products and services that support thermal coal extraction that contribute materially to company revenue (over 9.99%); (ii) the production of tobacco; or (iii) the production of controversial military weapons (i.e., weapons that have a disproportionate and indiscriminate impact on civilian populations, sometimes even years after a conflict has ended); and (iv) serious financial crime1.
The Fund’s significant average underweight to Agency mortgage-backed securities (MBS) versus the benchmark (2.42% versus 27.49%) and average overweight to ABS (16.18% versus 1.35%) were strong contributors to relative performance. While economic data coupled with supportive employment data remained in place, persistent and elevated inflation has led to expectations of interest rate policy remaining higher for longer. This revision in rate expectations has led to higher Treasury rates throughout the yield curve. As a result, exposure to ABS, most notably to CLOs, contributed to relative performance due to their relatively short duration.
An overweight exposure to corporate bonds versus the benchmark (average 56.63% versus average 24.76%) also contributed positively to relative performance. Within corporate sectors, an overweight and security selection in Financials, Capital Goods, Consumer Cyclicals and Technology contributed to relative performance.
[1]	Terms (i)-(vi) and associated lists determined by the Norges Bank.

A-7

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
While the Fund’s underweight to U.S. Treasuries compared to the benchmark (20.36% versus 41.40%) was modestly positive, the selection of longer-term Treasuries versus shorter-term ones more than offset this gain and became an overall detractor to relative performance.
The corporate sectors that were the most significant detractors to relative performance were Electric Utilities, Insurance and real estate investment trusts (REITs).
As of March 31, 2024, the Fund’s carbon intensity (measured as tons of carbon dioxide equivalent per million (USD) of revenue) was 77% lower than that of the benchmark. Five green bonds from companies Eversource Energy, Healthpeak Properties, NiSource, Sumitomo Mitsui Financial and American Homes 4 Rent made up 3.09% of the Fund.
Outlook
The economic back drop, especially in the U.S., remains to be a positive for Corporate fundamentals. While there remains to be dispersion across sectors (semis troughing, leisure cresting, and commercial real estate in freefall), overall corporate fundamentals are still solid. Many sectors are performing well, such as utilities, consumer staples, manufacturing, and travel-related industries, and we do not expect that to change in the near term. The U.S. consumer has been a stabilizing force despite tighter monetary policy.
However, one area we are becoming more concerned with is intentional leveraging. Management teams are more comfortable with growth outlooks and balance sheets. They are using the liquidity in the debt markets to repurchase shares, payout dividends, and acquisitions. This is a modest negative for fundamentals thus far and we continue to monitor. Also, we expect economic slowing going forward. The slowing will weigh on ratings, as well on those sectors already struggling (mostly in well-known areas such as property-related sectors).
Investment-grade corporate technicals benefited from the move higher in interest rates over the course in early 2024. 10-year Treasury yields rose by over 30 basis points in the first quarter of 2024. This helped move Investment-grade corporate yields to 5.3% as of March 31, 2024. Retail flows into fixed income continued to be strong as a result. Institutional demand remained strong as clients were able to get another bite at higher back-end rates. While U.S. Government budget funding and higher near-term inflation could keep pressure on rates, we could see technical pressure in mortgage-backed securities (MBS) and Treasuries subside a bit with the Fed’s recalibration of their quantitative tightening (QT) efforts. A reduction in the roll-off of those securities could be another positive technical for broader fixed income.
Stable fundamentals and strong technicals continue to benefit corporate spreads. Corporate spreads are now within shouting distance (about 10 basis points) of the post Great Financial Crisis tights seen in 2021. All-in yields are still attractive at 5.3%, but spread cushion is less robust. Corporate yields and spreads are in the 90th and 8th percentiles over the past 10 years. While index level spreads are at the tighter end of their historical range, we continue to find attractive opportunities within certain sectors as well as at the individual corporate level.
We are finding value in industries that are seeing stability in the top line and/or cash flows, including lodging/leisure, airline related (AEETCs and aircraft lessors), utilities, U.S. global systemically important banks (G-SIBs), and food and beverage. Sectors we remain wary of include metals & mining, retail, office and retail REITS, regional banks, and chemicals. Merger and acquisition activity may pick up in 2024, especially in the tech and healthcare sectors. Those activities pose both risk and potential investment opportunities. Inflation, geopolitical conflicts, and the U.S. elections late this year all pose risks the market must contend with. Inflation has been resilient, which pushes potential Fed cuts further into the horizon. This leaves us favoring certain floating-rate asset classes (high-quality bank loans and senior CLOs) given the attractive spread/yield profiles, which help absorb rate volatility.
Disclosures:
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-8

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Floating Rate Income Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Floating Rate Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.03%, 1.78%, 0.70%, and 0.78% for Class A, Class C, Class I, and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Floating Rate Income Fund - Class A(1)	12.50%	4.86%	3.99%
Aristotle Floating Rate Income Fund - Class C(1)	11.67%	4.12%	3.24%
Aristotle Floating Rate Income Fund - Class I(1)	12.88%	5.16%	4.29%
Aristotle Floating Rate Income Fund - Class I-2(1)	12.76%	5.10%	4.24%
Credit Suisse Leveraged Loan Index	12.40%	5.30%	4.56%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest-rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

A-9

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Floating Rate Income Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
Short-duration investment-grade bonds, as represented by the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, returned 3.49% for the year ended March 31, 2024. The short end of the curve tended to fare better than the long end in early 2024, as hopes were dashed of a rate cut by the Fed. The Fed’s dot plot in March indicated three rate cuts, though some investors expect only one or two cuts following the strong jobs report in late March. This has allowed the front end of the curve to remain more attractively elevated than was anticipated to start the year.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary estimates seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Floating Rate Income Fund – Class I-2 posted a return of 12.76%, outperforming its benchmark, the Credit Suisse Leveraged Loan Index (CSLLI), which posted a return of 12.40%.
With economic indicators consistently surpassing expectations and a renewed outlook for higher interest rates, the Fund was well positioned to capitalize on conditions during the reporting period. With approximately 90% of the Fund invested in floating rate loans, the impact of interest rates drifting higher has improved yields, without the expense of price erosion. The strong economic and technical environment facilitated material price appreciation, in addition to an already elevated coupon return. The Fund carried a coupon advantage over the index, contributing to its outperformance in this environment, which was achieved by maintaining an underweight position in lower spread BB-rated loans and favoring single B-rated and CCC-rated loans. Aware of the potential pressures on leveraged loan issuers, the Fund remained underweight to stressed loans priced below $90, thus providing a buffer against potential adverse economic scenarios. Additionally, we maintain an overweight to second lien loans, which underscores our conviction in their relative value.
The Fund’s underweight to loans BB-rated and above, as well as an overweight to second lien loans, contributed to performance. Security selection in Healthcare, Chemicals, and Utilities detracted from performance. An underweight to, and selection within, Media/Telecom contributed to performance. The Fund’s selection within higher priced loans above par ($100) also contributed to performance.
As of March 31, 2024, the Fund’s allocation was as follows: investment grade corporate bonds (56.6%), bank loans (7.7%), government bonds (4.2%) and asset-backed securities (28.9%). The Fund’s cash position was 2.6%.

A-10

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook
Loans continue to outperform in fixed income. Amidst the backdrop of a resilient U.S. economy, the market has dialed back its expectation for rate cuts this year – with consensus currently calling for two cuts in 2024 (compared to six at the start of the year). We believe the mantra of “higher for longer” provides a meaningful tailwind for loans, as investors can continue to clip an outsized coupon. Notably, we would highlight that the coupon of the CSLLI ended at 9.24% on March 31, 2024, well above its 30-year average of 6.06%.
By sector, we remain overweight financials, information technology and aerospace and defense, while being underweight media/telecom, chemicals and retail. We continue to favor financials (insurance brokers) and information technology (software) given their subscription-based business models, which provide strong revenue and cash flow visibility. We view these credits as more resilient in a downturn. We are underweight media/telecom due to secular concerns and chemicals due to the sector’s high degree of cyclicality. We remain underweight distressed CCC-rated loans, with our CCC exposure largely concentrated in performing second-lien loans.
Disclosures:
•	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is a performance benchmark of U.S. investment-grade government and corporate bonds with maturities of one to three years.
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Indexis designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-11

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle High Yield Bond Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds High Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.95%, 1.70%, 0.55%, and 0.65% for Class A, Class C, Class I, and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle High Yield Bond Fund - Class A(1)	10.45%	3.94%	3.60%
Aristotle High Yield Bond Fund - Class C(1)	9.69%	3.18%	2.86%
Aristotle High Yield Bond Fund - Class I(1)	10.78%	4.18%	3.86%
Aristotle High Yield Bond Fund - Class I-2(1)	10.67%	4.21%	3.87%
Bloomberg US High-Yield 2% Issuer Capped Bond Total Return Index	11.15%	4.19%	4.44%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US High-Yield 2% Issuer Capped Bond Total Return Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Total Return Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

A-12

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle High Yield Bond Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary estimates seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle High Yield Bond Fund – Class I-2 posted a return of 10.67%, underperforming its benchmark, the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, which posted a return of 11.15%.
Increasingly optimistic market sentiment and continued economic resilience provided a backdrop for positive high yield performance during the reporting period. Credit selection was the primary contributor to the Fund’s relative underperformance versus the benchmark. Portfolio positioning included an above index option adjusted spread positioning. Contributing to this was a modest overweight to select CCC-rated credits. The overweight to CCC was beneficial as lower rated/higher spread credits outperformed. Strong balance sheet positioning continues to be a positive factor for the broad high yield asset class. However, industry and individual credit selection are becoming increasingly important as credit spreads have tightened and a slowdown in economic activity remains a possibility. We continue to find opportunities in sectors that benefit from broad secular themes such as infrastructure spending. There remains attractive relative value in floating rate bank loans and high yield collateralized loan obligation (CLO) debt securities, and we have largely maintained those exposures. Duration positioning was neutral to slightly shorter than benchmark throughout the reporting period.
Credit selection contributed to relative returns, most notably in the CCC-rated area. The Fund’s allocation to floating rate CLO debt securities and bank loans was also a positive return factor. Investment grade corporate bond exposure of approximately 5.7% detracted. On a sector basis, Capital Goods, Basic Industry and Electric Utilities were notable relative return contributors. Consumer Cyclicals, Technology and Finance companies were among sectors that detracted.
As of March 31, 2024, the Fund’s allocation was as follows: high yield bonds (80.4%), bank loans (6.6%), investment grade corporate bonds (4.8%) and CLO debt securities (5.6%). The ending cash position was 2.2%.

A-13

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook
The high-yield market rally that began in 2023 continued into the first quarter of 2024. Inflation and expectations for future inflation continued to fall as investors priced in significant Fed interest rate cuts. However, it remains unclear as to whether the economy – still flush with liquidity driven by unprecedented levels of fiscal stimulus created during the pandemic – will slow sufficiently to return inflation to the targeted 2% level. That said, the near- to intermediate-term economic outlook in the U.S. remains positive and resilient. While some consumers are showing early signs of slowing spending, economic growth coming from business investment led by $1 trillion in government stimulus targeting infrastructure, clean energy and critical industries such as semiconductor manufacturing are helping fuel growing business investment and strong labor markets.
The risks around a ballooning federal budget, the ever-evolving geopolitical backdrop in an election year in the U.S. and the feeling that an economic downturn has to occur at some point after several years of rampant growth, remain concerns we will be actively monitoring. However, borrower credit profiles are much stronger relative to previous cycles, thereby in our view improving the ability for the asset class to withstand an economic downturn aligned with a historically more normalized default rate. We believe this affords us a margin of safety in the event of more negative economic scenarios.
Disclosures:
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-14

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Short Duration Income Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Short Duration Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.75%, 1.50%, 0.39%, and 0.49% for Class A, Class C, Class I, and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Short Duration Income Fund - Class A(1)	5.43%	2.14%	1.90%
Aristotle Short Duration Income Fund - Class C(1)	4.63%	1.38%	1.13%
Aristotle Short Duration Income Fund - Class I(1)	5.84%	2.42%	2.18%
Aristotle Short Duration Income Fund - Class I-2(1)	5.77%	2.39%	2.16%
Bloomberg US 1-3 Year Government/Credit Bond Index	3.49%	1.36%	1.29%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

A-15

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Short Duration Income Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
Short-duration investment-grade bonds, as represented by the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, returned 3.49% for the year ended March 31, 2024. The short end of the curve tended to fare better than the long end in early 2024, as hopes were dashed of a rate cut by the Fed. The Fed’s dot plot in March indicated three rate cuts, though some investors expect only one or two cuts following the strong jobs report in late March. This has allowed the front end of the curve to remain more attractively elevated than was anticipated to start the year.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary estimates seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Short Duration Income Fund – Class I-2 posted a return of 5.77%, outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, which posted a return of 3.49%.
Within the Fund, credit outperformed government exposure over the quarter due to credit spread tightening and income advantage. While economic data coupled with supportive employment data remained in place, persistent and elevated inflation has led to expectations of interest rate policy remaining higher for longer. This change in outlook proved to be a positive for the Fund given its focus on the front end of the curve, shorter duration assets and floating rate exposures. Going forward, we expect the elevated yields in corporate credit to provide a buffer from anticipated rate and spread volatility that may occur.
On a total return basis by asset class, the Fund’s exposures to floating rate loans, asset-backed securities (ABS) and collateralized loan obligation (CLO) exposures were the most positive contributors to total return. U.S. government exposures detracted on a total return basis due to higher duration positioning, but the Fund’s overall underweight to U.S. government securities proved to be a positive for relative performance versus the benchmark. By credit quality, a barbell-like approach performed best over the reporting period with AAA-, BBB-, and B-rated exposures being the strongest contributors to return. Securitized assets (ABS/CLOs), Consumer Cyclicals and Capital Goods sectors contributed most to return.
As of March 31, 2024, the Fund’s allocation was as follows: investment-grade bonds (42.4%), ABS (23.6%), floating-rate loans (18.7%), government bonds (13.3%), and high-yield bonds (1.3%). The ending cash position was 0.7%.

A-16

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook
The economic back drop, especially in the U.S., remains to be a positive for Corporate fundamentals. While there remains to be dispersion across sectors (semis troughing, leisure cresting, and commercial real estate in freefall), overall corporate fundamentals are still solid. Many sectors are performing well, such as utilities, consumer staples, manufacturing, and travel-related industries, and we do not expect that to change in the near term. The U.S. consumer has been a stabilizing force despite tighter monetary policy.
However, one area we are becoming more concerned with is intentional leveraging. Management teams are more comfortable with growth outlooks and balance sheets. They are using the liquidity in the debt markets to repurchase shares, payout dividends, and acquisitions. This is a modest negative for fundamentals thus far and we continue to monitor. Also, we expect economic slowing going forward. The slowing will weigh on ratings, as well on those sectors already struggling (mostly in well-known areas such as property-related sectors).
Investment-grade corporate technical benefited from the move higher in interest rates over the course in early 2024. 10-year Treasury yields rose by over 30 basis points in the first quarter of 2024. This helped move Investment-grade corporate yields to 5.3% as of March 31, 2024. Retail flows into fixed income continued to be strong as a result. Institutional demand remained strong as clients were able to get another bite at higher back-end rates. While U.S. Government budget funding and higher near-term inflation could keep pressure on rates, we could see technical pressure in mortgage-backed securities (MBS) and Treasuries subside a bit with the Fed’s recalibration of their quantitative tightening (QT) efforts. A reduction in the roll-off of those securities could be another positive technical for broader fixed income.
Stable fundamentals and strong technicals continue to benefit corporate spreads. Corporate spreads are now within shouting distance (about 10 basis points) of the post Great Financial Crisis tights seen in 2021. All-in yields are still attractive at 5.3%, but spread cushion is less robust. Corporate yields and spreads are in the 90th and 8th percentiles over the past 10 years. While index level spreads are at the tighter end of their historical range, we continue to find attractive opportunities within certain sectors as well as at the individual corporate level.
We are finding value in industries that are seeing stability in the top line and/or cash flows, including lodging/leisure, airline related (AEETCs and aircraft lessors), utilities, U.S. global systemically important banks (G-SIBs), and food and beverage. Sectors we remain wary of include metals & mining, retail, office and retail REITS, regional banks, and chemicals. Merger and acquisition activity may pick up in 2024, especially in the tech and healthcare sectors. Those activities pose both risk and potential investment opportunities. Inflation, geopolitical conflicts, and the U.S. elections late this year all pose risks the market must contend with. Inflation has been resilient, which pushes potential Fed cuts further into the horizon. This leaves us favoring certain floating-rate asset classes (high-quality bank loans and senior CLOs) given the attractive spread/yield profiles, which help absorb rate volatility.
Disclosures:
•	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is a performance benchmark of U.S. investment-grade government and corporate bonds with maturities of one to three years.
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-17

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Strategic Income Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Strategic Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.94%, 1.69%, 0.59%, and 0.69% for Class A, Class C, Class I, and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Strategic Income Fund - Class A(1)	8.33%	4.10%	3.60%
Aristotle Strategic Income Fund - Class C(1)	7.43%	3.35%	2.85%
Aristotle Strategic Income Fund - Class I(1)	8.49%	4.40%	3.90%
Aristotle Strategic Income Fund - Class I-2(1)	8.46%	4.36%	3.86%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

A-18

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Strategic Income Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings, the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index and Producer Price Index releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary estimates seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Strategic Income Fund – Class I-2 posted a return of 8.46%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%.
Sector allocation, credit selection and duration positioning contributed to the Fund’s outperformance on a relative basis. The Fund’s emphasis on credit securities and underweight to U.S. government bonds was broadly beneficial. Corporate credit holdings across high yield, bank loans and investment grade averaged approximately 90%. The allocation to collateralized loan obligations (CLO) debt securities averaged 5.0%. Floating rated positions averaged 24% across bank loans and CLO debt securities. These assets contributed attractive returns and were insulated from rising rates. High yield and investment-grade corporate bond holdings also had a positive relative return impact, with tightening credit spreads offsetting the impact of rising rates. Shorter-than-benchmark duration was a positive contributing factor due to increased rate volatility. The Fund maintains a higher overall credit quality relative to historical average positioning. This includes higher-than-average exposure to investment-grade securities and lower allocation to high yield bonds. While the economy continues to perform well, opportunities to add risk at more attractive levels may evolve as tighter monetary conditions take hold and consumer surplus savings is depleted. Investment-grade corporate bonds continue to provide reasonable compensation given the uncertainties that remain. Floating rate bank loans and investment grade rated CLO debt provide attractive yield and balances well with the Fund’s fixed rate exposures. We continue to favor BBB-rated securities within the investment-grade corporate sleeve.
The Fund’s focus on credit assets and relative underweight to U.S. government securities contributed to quarterly relative returns. Out-of-benchmark allocations to high yield bonds and floating rate bank loan were strong contributors to relative performance. Investment grade CLO debt was also a positive return contributor. Duration positioning also contributed to relative performance. On a sector basis, Capital Goods, Midstream Energy, and Consumer Products contributed. A lack of exposure to commercial mortgage-backed securities, agency debt and municipal debt detracted.
As of March 31, 2024, the Fund’s allocation was as follows: investment-grade corporate bonds (44.6%), floating-rate bank loans (23.6%), high yield bonds (19.2%) and asset-backed securities (6.0%). The ending cash position was 2.6%.

A-19

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook
The U.S. economy displayed resilience in the first quarter of 2024, buoyed by robust consumer and government spending. The jobs market remains robust, providing a boost to consumers, albeit somewhat offset by continued inflationary pressures. Despite potential uncertainties surrounding deficit spending in the long term, it currently supports overall economic activity.
Fixed income markets had a very strong close to 2023 as the Fed began to discuss its willingness to lower the fed funds rate solely based on subdued inflation, even if the economic data remains strong. The rally appears to have been a bit premature, as inflation data in the beginning of 2024 has been choppy at best and potentially concerning if it is the start of any sort of reacceleration. While we maintain a medium-term outlook favoring lower rates and inflation, the Fed may require more certainty, with upcoming inflation figures under close scrutiny.
We believe starting yields across the liquid-credit universe provide a healthy amount of cushion for potentially softer and more volatile times as the year progresses. In the Fund, given what we believe is currently priced in, we maintain an up-in-quality theme with a higher allocation to investment-grade corporates and lower exposure to below investment-grade issues relative to history. We continue to like the relative value of bank loans and CLO tranches compared to high yield and maintain an overweight in those sectors. We reduced overall portfolio duration starting late last year and maintain that stance today, although the recent back-up in rates has made things a bit more attractive out the curve. We anticipate a volatile year and will look to use the flexibility of the Fund to manage through the volatility.
Disclosures:
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-20

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Ultra Short Income Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Ultra Short Income (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on June 28, 2019 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.57%, 0.32%, and 0.32% for Class A, Class I and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on November 6, 2023.

Average Annual Total Returns	One Year	Since Commencement of Operations(1)
Aristotle Ultra Short Income Fund - Class A(3)	N/A	5.58%
Aristotle Ultra Short Income Fund - Class I(3)	6.18%	2.48%
Aristotle Ultra Short Income Fund - Class I-2(3)	6.18%	2.48%
Bloomberg Short Treasury Total Return Index	5.17%	1.95%(2)

(1)	Commencement date is June 28, 2019 for Class I Shares and Class I-2 Shares, and April 17, 2023 for Class A Shares.
(2)
The Since Commencement of Operations returns shown are from the commencement date of Aristotle Ultra Short Income Fund - Class I and Class I-2. The return for the Bloomberg Short Treasury Total Return Index since the commencement date of the Aristotle Ultra Short Income Fund - Class A is 4.99%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg Short Treasury Total Return Index is composed of all U.S. Treasuries that have a remaining maturity between one and twelve months. Results include the reinvestment of all distributions.

A-21

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Ultra Short Income Fund
Market Overview
After an impressive rally in late 2023, bond market performance was mixed in early 2024 as investors adjusted their expectations of interest rate cuts. The Federal Reserve (the Fed) dashed investor hopes of an early year rate cut as strong job growth continued, and inflation remained persistently above the Fed’s target of 2%. At both its January and March meetings the Federal Open Market Committee left the fed funds rate range unchanged at 5.25% to 5.50%, a 23-year high. The Fed’s Summary of Economic Projections (SEP) released In March Indicates three rate cuts in 2024. The recent inflation Consumer Price Index CPI and Producer Price Index PPI releases in March may temper both the expected start date of rate cuts as well as their magnitude. The SEP also forecast three cuts in both 2025 and 2026.
Short-duration investment-grade bonds, as represented by the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, returned 3.49% for the year ended March 31, 2024. The short end of the curve tended to fare better than the long end in early 2024, as hopes were dashed of a rate cut by the Fed. The Fed’s projections in March indicated three rate cuts, though some investors expect only one or two cuts following the strong jobs report in late March. This has allowed the front end of the curve to remain more attractively elevated than was anticipated to start the year.
The total return for investment-grade bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, was 1.70% for the year ended March 31, 2024. While the picture is not perfect in all segments of credit markets, fundamentals remain in a largely positive position. Dispersion among sectors remains present, but overall we retain a favorable view of corporate fundamentals. Additionally, credit sectors performed relatively well in the short to intermediate sections of the curve versus longer-dated portions of the curve.
The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index returned 11.15% for the year. The high yield sector outperformed the investment-grade bond market over the period as investors favored the combination of attractive yields and credit exposure in a largely supportive economy. While elevated financing rates of high yield companies created potential for increase default activity, many borrowers extended out maturities. We are not anticipating a high level of bonds to reach maturity this year or next year. Many companies are expecting the Fed to be well into a rate-cut campaign before bond maturities spike. Default rates have been rising, but remain low.
The Credit Suisse Leveraged Loan Index (CSLL Index) returned 12.40% for the year ended March 31, 2024. A potential knock down effect of the elevated inflationary prints seen in March is that the loan asset class is seeing increased investor interest. The loan asset class continues to perform exceptionally well in what may be a “higher for longer” rate environment. As measured by the four-year effective yield, the CSLL Index currently offers investors a yield of over 10% with a coupon of 9.24%—both of which remain supported by an elevated Secured Overnight Financing Rate (SOFR), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.
Performance Summary and Portfolio Positioning
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Ultra Short Income Fund – Class I-2 posted a return of 6.18%, outperforming its benchmark, the Bloomberg Short Treasury Index, which posted a return of 5.17%.
Rates at the short end of the Treasury curve remained relative stable following a year of rapidly increasing policy rates, with 3-month rates increasing by 56 basis points over the reporting period. Elevated starting yields and reduced front-end rate volatility contributed to positive returns for the Short Treasury benchmark. The Fund’s emphasis on corporate and securitized credit contributed to relative outperformance. Investment grade corporate bonds and floating rate bank loans were positive contributors. Corporate bond exposures remain focused primarily on A- and BBB-rated credits. Floating rate loan positions averaged 6.1% of the portfolio, with most of that exposure allocated to investment grade rated loan issues. The portfolio allocation to securitized assets was primarily AAA-rated. Securitized assets were broadly positive on a relative return basis. The portfolio’s average duration of 0.49 years was slightly longer than benchmark duration of 0.32 years.
Corporate credit and asset-backed securities (ABS) sectors were positive return contributors for the quarter. AAA-rated collateralized loan obligations (CLO) debt securities contributed as did the Fund’s allocation to bank loans. Longer than benchmark duration was a modest detractor. On a sector basis, Communications, Consumer Cyclicals, and Transportation were positive relative return contributors while the Technology sector detracted.
As of March 31, 2024, the Fund’s allocation was as follows: investment grade corporate bonds (56.6%), bank loans (7.7%), government bonds (4.2%), ABS (28.9%). The Fund’s cash position was 2.6%.

A-22

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook
The economic back drop, especially in the U.S., remains to be a positive for corporate fundamentals. While there remains to be dispersion across sectors (semis troughing, leisure cresting and commercial real estate in freefall), overall corporate fundamentals are still solid. Many sectors are performing well, such as utilities, consumer staples, manufacturing, and travel-related industries, and we do not expect that to change in the near term. The U.S. consumer has been a stabilizing force despite tighter monetary policy.
However, one area we are becoming more concerned with is intentional leveraging. Management teams are more comfortable with growth outlooks and balance sheets. They are using the liquidity in the debt markets to repurchase shares, pay dividends and fund acquisitions. This is a modest negative for fundamentals thus far and we continue to monitor these developments. Also, we expect economic slowing going forward. The slowing will weigh on ratings and on those sectors already struggling (mostly in well-known areas such as property-related sectors).
Investment-grade corporate technicals benefited from the move higher in interest rates over the course of early 2024. Ten-year Treasury yields rose by over 30 basis points in the first quarter of 2024. This helped move investment-grade corporate yields to 5.3% as of March 31, 2024. Retail flows into fixed income continued to be strong as a result. Institutional demand remained strong as clients were able to get another bite at higher back-end rates. While U.S. Government budget funding and higher near-term inflation could keep pressure on rates, we could see technical pressure in mortgage-backed securities (MBS) and Treasuries subside a bit with the Fed’s recalibration of their quantitative tightening (QT) efforts. A reduction in the roll-off of those securities could be another positive technical for broader fixed income.
Stable fundamentals and strong technicals continue to benefit corporate spreads. Corporate spreads are now within shouting distance (about 10 basis points) of the post Great Financial Crisis tights seen in 2021. All-in yields are still attractive at 5.3%, but spread cushion is less robust. Corporate yields and spreads are in the 90th and 8th percentiles, respectively, over the past 10 years. While index level spreads are at the tighter end of their historical range, we continue to find attractive opportunities within certain sectors as well as at the individual corporate level.
We are finding value in industries that are seeing stability in the top line and/or cash flows, including lodging/leisure, airline related (AEETCs or enhanced equipment trust certificates and aircraft lessors), utilities, U.S. global systemically important banks (G-SIBs), and food and beverage. Sectors we remain wary of include metals and mining, retail, office and retail real estate investment trusts (REITs), regional banks, and chemicals. Merger and acquisition activity may pick up in 2024, especially in the tech and healthcare sectors. Those activities pose both risk and potential investment opportunities. Inflation, geopolitical conflicts and the U.S. elections late this year all pose risks the market must contend with. Inflation has been resilient, which pushes potential Fed cuts further into the horizon. This leaves us favoring certain floating-rate asset classes (high-quality bank loans and senior CLOs) given in our view the attractive spread/yield profiles, which help absorb rate volatility.
Disclosures:
•	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is a performance benchmark of U.S. investment-grade government and corporate bonds with maturities of one to three years.
•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Bloomberg U.S. High Yield 2% Issuer Capped Bond Index measures the performance of high-yield bonds with a 2% maximum allocation to any one issuer.
•	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. senior secure-credit (leveraged-loan) market.
Results include the reinvestment of dividends and distributions. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-23

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Core Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Core Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2017 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.91%, 0.66% and 0.66% for Class A, Class I and Class I-2 as of the most recent prospectus dated April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations(1)
Aristotle Core Equity Fund - Class A(4)	N/A	N/A	27.52%
Aristotle Core Equity Fund - Class I(4)	N/A	N/A	28.37%(2)
Aristotle Core Equity Fund - Class I-2(4)	30.85%	14.22%	13.68%
S&P 500 Total Return Index	29.88%	15.05%	14.09%(3)

(1)	Commencement date is March 31, 2017 for Class I-2 Shares, October 23, 2023 for Class I Shares and October 25, 2023 for Class A Shares.
(2)
Return reflects actual return of the class of the Fund following the October 2023 Reorganization. Although the class of the Fund was operational prior to the October 2023 Reorganization, the performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

(3)
The Since Commencement of Operations return shown is from the commencement date of Aristotle Core Equity Fund - Class I-2. The return for the S&P 500 Total Return Index since the commencement date of the Aristotle Core Equity Fund - Class I is 25.25%. The return for the S&P 500 Total Return Index since the commencement date of the Aristotle Core Equity Fund - Class A is 26.37%.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-24

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Core Equity Fund
Market Overview
For the year ended March 31, 2024, the U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024.
Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year and corporate earnings were just as unpredictable.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Core Equity Fund – Class I-2 posted a return of 30.85%, outperforming the S&P 500 Index, which recorded a return of 29.88%.
During the year, the Fund’s outperformance relative to the S&P 500 Index was entirely due to security selection. Security selection in Information Technology and Consumer Discretionary added the most to relative performance. Conversely, security selection in Health Care and Consumer Staples detracted from relative performance. Sector allocation marginally detracted from relative performance. An underweight to Communication Services and an overweight to Health Care detracted value, while an overweight to Information Technology and an underweight to Real Estate contributed positively.
From a security selection standpoint, top contributors within the Fund during the period included: semiconductor designer, developer and supplier Broadcom; multinational technology company NVIDIA Corporation; Trane Technologies, an American manufacturing company focused on heating, ventilation, and air conditioning and refrigeration systems; workflow automation platform solutions provider ServiceNow; and Apple, the American designer, developer and seller of consumer electronics, computer software and online services.
Top detractors during the period included: food processor Darling Ingredients; commercial-stage biotechnology company Adaptive Biotechnologies; American pharmaceutical company Eli Lilly & Company; Bio-Techne, a global developer, manufacturer and supplier of reagents, analytical instruments and precision diagnostics; and multinational cosmetics company Estée Lauder Companies.
Recent Portfolio Activity
During the period, we added the following positions to the Fund: Silicon-to-SoftwareTM products and services provider Synopsys; US-based entertainment streaming business Netflix; enterprise IT environments provider Oracle; social networking Meta Platform; pharmaceutical company Eli Lilly; and biotechnology company Vertex Pharmaceuticals.
We exited the following positions: pharmaceutical and biotechnology company Catalent; multinational mass media and entertainment conglomerate The Walt Disney Company; integrated circuit manufacturer Microchip Technology; low-cost variety store chain Dollar General Corporation; multinational pharmaceutical company Bristol-Myers Squibb Company; and multinational food, snack and beverage corporation Pepsico.
Outlook and Positioning
The equity markets finished the first quarter of 2024 strong despite a rise in interest rates due to inflation staying above the targeted level set by the Federal Reserve. Expectations for a 2024 rate reduction have been pushed out into the back half of the year. A resilient U.S. economy has provided support for higher corporate profits. The first quarter’s double-digit returns, on top of a very strong fourth quarter, leave equity valuations at the high end of historical averages. Continued uncertainty around geopolitical tensions and the pending U.S. presidential election will add to market volatility. Although we believe a pause in equity prices is likely, higher earnings and an easing interest rate cycle should help support equity prices for the balance of the year. Our focus will continue to be at the company level, with an emphasis on seeking to invest in companies with secular tailwinds or strong product-driven cycles.

A-25

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Disclosures:
•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-26

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Growth Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of PF Growth Fund (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class P Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.95%, 0.70% and 0.70% for Class A, Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations(1)
Aristotle Growth Equity Fund - Class A(3)	N/A	N/A	N/A	14.08%
Aristotle Growth Equity Fund - Class I(3)	32.55%	14.00%	13.90%	14.66%
Aristotle Growth Equity Fund - Class I-2(3)	N/A	N/A	N/A	9.18%
Russell 1000 Growth Index	39.00%	18.52%	15.98%	17.24%(2)

(1)	Commencement date is November 29, 2023 for Class A Shares, July 1, 2010 for Class I Shares, and January 16, 2024 for Class I-2 Shares.
(2)
The since commencement date returns shown are from the commencement date of the Aristotle Growth Equity Fund - Class I. The return for the Russell 1000 Growth Index since the commencement date of the Aristotle Growth Equity Fund - Class A is 16.39%. The return for the Russell 1000 Growth Index since the commencemnt date of the Aristotle Growth Equity Fund - Class I-2 is 10.64%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Russell 1000® Growth Index measures the performance of the large capitalization growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies that are considered more growth oriented relative to the overall market as defined by the index provider. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large capitalization growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true large capitalization opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

A-27

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Growth Equity Fund
Market Overview
For the year ended March 31, 2024, the U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024.
Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Growth Equity Fund – Class I posted a return of 32.55%, underperforming the Russell 1000 Growth Index, which recorded a return of 39.00%.
Aristotle Atlantic Partners, LLC (Aristotle Atlantic) took over management of the Fund effective April 17, 2023 as the sub-adviser,. As such, the performance and attribution summary below reflect the period of time Aristotle Atlantic had sub-advisory responsibility over the Fund, which is just shy of a 12-month period.
Since Aristotle Atlantic took over management of the Fund, the Fund’s outperformance relative to the Russell 1000 Growth Index was due to both security selection and sector allocation. Security selection in Health Care and Consumer Staples and an overweight to Health Care detracted the most to relative performance. Conversely, security selection in Consumer Discretionary and Information Technology and an underweight to Energy detracted from relative performance.
From a security selection standpoint, top detractors within the Fund during the period included: commercial-stage biotechnology company Adaptive Biotechnologies; food processor Darling Ingredients; Bio-Techne, a global developer, manufacturer and supplier of reagents, analytical instruments and precision diagnostics; American multinational computer software company Adobe; and brain health medicines biopharmaceutical company Sage Therapeutics.
Top contributors during the period included: multinational technology company NVIDIA Corporation; Korean manufacturer of motor vehicles Kia Corporation; American multinational automotive and clean energy company Tesla; Apple, the American designer, developer and seller of consumer electronics, computer software and online services; and workflow automation platform solutions provider ServiceNow.
Recent Portfolio Activity
Due to the change of sub-adviser for the Fund noted above, the Fund experienced a transition that resulted in a number of buys and sells designed to realign the portfolio of the Fund with the investment strategy of Aristotle Atlantic. The portfolio activities described below reflect the buys and sells made after this change.
For the period April 18, 2023 through March 31, 2024, we added the following positions to the Fund: US-based entertainment streaming business Netflix; provider of financial information and analytics S&P Global; social networking Meta Platforms; diversified software company Adobe; developer and operator of proprietary technology applications Uber Technologies; and Datalog, an observability and security platform for cloud applications.
We exited the following positions: low-cost variety store chain Dollar General; MSCI, a global provider of equity, fixed income and real estate indices, multi-asset portfolio analysis tools, environmental, social and governance and climate products; diversified financial services and bank holding company Ameriprise Financial; American cybersecurity technology company CrowdStrike Holdings; Dutch semiconductor designer and manufacturer NXP Semiconductors; Sage Therapeutics, a biopharmaceutical company that develops and commercializes brain health medicines; Iovance Biotechnologies, a biopharmaceutical start-up that works to develop tumor-infiltrating lymphocyte therapies against cancer; American energy technology company Enphase Energy; cybersecurity company Tenable Holdings; and American producer and marketer of beer, wine, and spirits Constellation Brands.

A-28

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Outlook and Positioning
Equity markets in the first quarter finished strong despite a rise in interest rates due to inflation staying above the targeted level set by the Federal Reserve. Expectations for a 2024 rate reduction have been pushed out into the back half of the year. A resilient U.S. economy has provided support for higher corporate profits. The first quarter’s double-digit returns, on top of a very strong fourth quarter, leave equity valuations at the high end of historical averages. Continued uncertainty around geopolitical tensions and the pending U.S. presidential election will add to market volatility. Although we believe a pause in equity prices is likely, higher earnings and an easing interest rate cycle should help support equity prices for the balance of the year. Our focus will continue to be at the company level, with an emphasis on seeking to invest in companies with secular tailwinds or strong product-driven cycles.
Disclosures:
•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-29

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle International Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle International Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.04%, 0.79% and 0.79% for Class A, Class I and Class I-2 as of the most recent prospectus dated April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations(1)
Aristotle International Equity Fund - Class A(4)	N/A	N/A	N/A	3.40%
Aristotle International Equity Fund - Class I(4)	N/A	N/A	N/A	18.14%(2)
Aristotle International Equity Fund - Class I-2(4)	14.03%	6.73%	4.44%	4.44%
MSCI All Country World (“ACWI”) ex US Index (net)	13.26%	5.97%	4.25%	4.25%(3)
MSCI Europe, Australasia and Far East (“EAFE”) Index (net)	15.32%	7.33%	4.80%	4.80%(3)

(1)	Inception date is March 31, 2014 for Class I-2 shares, October 23, 2023 for Class I shares and December 28, 2023 for Class A shares.
(2)
Return reflects actual return of the class of the Fund following the October 2023 Reorganization. Although the class of the Fund was operational prior to the October 2023 Reorganization, the performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

(3)
The Since Commencement of Operations returns shown are from the commencement date of Aristotle International Equity Fund - Class I-2. The returns for the MSCI ACWI ex US Index (net) and MSCI EAFE Index (net) since the commencement date of the Aristotle International Equity Fund - Class I are 18.77% and 21.00%, respectively. The returns for the MSCI ACWI ex US Index (net) and MSCI EAFE Index (net) since the commencement date of the Aristotle International Equity Fund - Class A are 4.57% and 5.55%, respectively.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

A-30

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
MSCI All Country World (“ACWI”) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.
MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.] Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

A-31

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle International Equity Fund
Market Overview
For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net).
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle International Equity Fund – Class I-2 posted a return of 14.03%, underperforming its primary benchmark, the MSCI EAFE Index (net), which posted a return of 15.32%, but outperforming its secondary benchmark, the MSCI ACWI ex USA Index (net), which recorded a return of 13.26%.
During the year, the Fund’s underperformance relative to the MSCI EAFE Index (net) can be attributed to security selection, while allocation effects had a positive impact. Security selection in Industrials, Financials and Consumer discretionary detracted the most from relative performance. Conversely, security selection in Energy, Health Care and Consumer Staples contributed to relative performance.
Regionally, security selection was responsible for the Fund’s underperformance, while allocation effects had a positive impact. Security selection in Asia and the U.K. detracted from relative performance, while security selection in Europe and the Middle East and exposure to Canada contributed to relative performance.
From a security selection standpoint, top detractors within the Fund during the period included: British business services group Rentokil Initial; Hong Kong-based multinational insurance and finance corporation AIA Group; Japan-based FANUC, the global manufacturer of industrial robots as well as control systems for machine tools; and Japanese multinational conglomerate companies Daikin Industries and Sony Group.
Top contributors during the period included: Canadian uranium producer Cameco; Munich Reinsurance, the world’s largest reinsurance company; Safran, a French multinational company that designs, develops and manufactures aircraft engines, spacecraft propulsion systems as well as various aerospace and defense-related equipment or their components; Germany-based vendor of software for architects, engineers and the construction industry Nemetschek; and Pan Pacific International, the Japanese discount and general merchandise retailer.
Recent Portfolio Activity
During the period, we added Daikin Industries, a Japanese multinational conglomerate company specializing in commercial and residential air conditioner manufacturing. We exited French multinational software corporation Dassault Systèmes and Sandoz Group, a Swiss-German company that focuses on generic pharmaceuticals and biosimilars.
Outlook and Positioning
Despite the U.S. economy’s continued expansion, economic data remain mixed. Additionally, investors face uncertainty the rest of the year, whether it be the path of central bank policy, the outcome of the 2024 U.S. presidential election, or the potential for new and/or escalating geopolitical conflicts.
However, while our analysis considers long-term developments in the macroeconomy, we focus most of our time and attention on individual companies that, in our opinion, possess a combination of qualities that are sustainable and difficult to reproduce. It is our belief that a diversified portfolio of investments in these companies will thrive over full market cycles.

A-32

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Disclosures:
•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Results include the reinvestment of dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-33

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Small Cap Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Small Cap Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines, and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on October 30, 2015. The Fund’s performance figures in the table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.17%, 1.92%, 0.92, 0.92% and 0.87% for Class A, Class C, Class I, Class I-2 and Class R6 as of the most recent prospectus dated April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations(1)
Aristotle Small Cap Equity Fund - Class A(4)	N/A	N/A	19.67%(2)
Aristotle Small Cap Equity Fund - Class C(4)	N/A	N/A	19.16%(2)
Aristotle Small Cap Equity Fund - Class I(4)	N/A	N/A	8.07%
Aristotle Small Cap Equity Fund - Class I-2(4)(5)	9.83%	6.91%	7.71%
Aristotle Small Cap Equity Fund - Class R6(4)	N/A	N/A	19.80%(2)
Russell 2000 Total Return Index	19.71%	8.10%	8.92%(3)

(1)	Commencement date is October 30, 2015 for Class I-2 shares, October 23, 2023 for Class A, Class C and Class R6 shares and January 16, 2024 for Class I shares.
(2)
Return reflects actual return of the class of the Fund following the October 2023 Reorganization. The class commenced operations on April 17, 2023 following the reorganization of Pacific Funds Small-Cap Value and Pacific Funds Small-Cap, each a series of Pacific Funds Series Trust, into the Fund on that date and assumed the performance history of Pacific Funds Small-Cap at the time of that reorganization. The performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

(3)
The Since Commencement of Operations returns shown are from the commencement date of Aristotle Small Cap Equity Fund - Class I-2. The return for the Russell 2000 Total Return Index since the commencement date of the Aristotle Small Cap Equity Fund - Class A, Class C and Class R6 is 27.32%. The return for the Russell 2000 Total Return Index since the commencement date of the Aristotle Small Cap Equity Fund - Class I is 10.60%.

A-34

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
(5)	On November 6, 2023, the Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed Class I-2 and the Class I-3 name was discontinued following the merger.
Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include the reinvestment of all distributions.

A-35

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Small Cap Equity Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. After a tumultuous year in 2022, the U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. For the full year, Energy, Information Technology and Industrials fared best. Utilities and Communication Services were the only two sectors to finish in negative territory, while Materials also lagged.
Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.
The Federal Reserve’s (the Fed) dovish commentary was a primary catalyst for the “everything rally” that ensued into year end. At the mid-December meeting, Chair Jerome Powell made public comments that suggested the Fed had interest rate cuts on its mind, saying cuts were “a topic of discussion” among Fed members. At the time of this writing, markets are currently pricing in several rate cuts in 2024. However, the situation remains fluid as a host of uncertainties could potentially alter the pace and direction of policy moves throughout the year.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Small Cap Equity Fund – Class I-2 posted a return of 9.83%, underperforming the Russell 2000 Index, which recorded a return of 19.71%.
During the year, the Fund’s underperformance relative to the Russell 2000 Index was entirely due to security selection. Security selection in Health Care and Information Technology detracted the most from relative performance. Conversely, security selection in Materials and Utilities added to relative performance. Sector allocation added value on a relative basis. An overweight to Industrials and Information Technology proved to be positive to relative performance, while an underweight to Energy detracted value and an underweight to Financials proved to be flat.
From a security selection standpoint, top detractors within the Fund during the period included: Colorado-based health care services company ModivCare; provider of secure sensor and safety-critical processing subsystems for the aerospace and defense markets Mercury Systems; developer and manufacturer of point-of-care and near-patient diagnostic solutions QuidelOrtho; personal care products marketer Nu Skin Enterprises; and automotive services company Monro. Top contributors during the period included: outdoor living products manufacturer AZEK Company; regional bank Customers Bancorp; Itron, a global manufacturer and distributor of electric, water and gas meters and advanced meter systems; American-Irish aviation leasing company AerCap Holdings; and provider of parking management, payment services, facility maintenance and event logistics solutions SP Plus Corporation.
Recent Portfolio Activity
During the period, we added the following positions to the Fund: pure-play contract logistics company GXO Logistics; artificial intelligence-powered voice recognition software and services provider Cerence; oilfield services company Patterson-UTI Energy (through its acquisition of existing holding NexTier); global sports and entertainment company TKO Group Holdings (through its acquisition of existing holding World Wrestling Entertainment); upstream energy asset owner Northern Oil & Gas; and Power School, a leading provider of cloud-based software for K-12 education in North America.
We exited the following positions: intellectual property licensing business Adeia; spin off from iStar and Safehold merger Star Holdings; mobile resource management solutions supplier CalAmp; biopharmaceutical company Coherus Biosciences; ATN International, provider of telecommunications services to rural, niche, and other under-served markets; and marine shipping company Capital Product Partners.
The Fund experienced some portfolio changes as a result of merger and acquisition activities. NexTier Oilfield Solutions, a provider of hydraulic fracturing and other completion-oriented oilfield services to exploration and production companies in the U.S., was removed from the portfolio by virtue of its merger with Patterson-UTI Energy. U.S. Xpress Enterprises, a Tennessee-based trucking company, was removed from the Fund after being acquired by

A-36

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Knight-Swift Transportation. World Wrestling Entertainment, an integrated media and entertainment company, was removed from the Fund following its merger with Endeavor Group-owned UFC. The new publicly listed company that will combine the two entities will operate under the name TKO Group Holdings. Finally, SP Plus, a provider of parking management, payment services, facility maintenance and event logistics solutions, was removed from the Fund after being acquired by Metropolis Technologies.
Outlook and Positioning
Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Overweights in Industrials and Information Technology are mostly a function of our underlying company-specific views rather than any top-down predictions for each sector. Conversely, we continue to be underweight in Consumer Discretionary, as we have been unable to identify what we consider to be compelling long-term opportunities that fit our discipline given the rising risk profiles of many retail businesses and a potential deceleration in goods spending following a period of strength. While the portfolio’s allocation to Health Care is modestly below that of the benchmark, we remain underweight the Biotechnology industry as many companies within that group do not fit our discipline due to their elevated levels of binary risk. Given our focus on long-term business fundamentals, patient investment approach and low portfolio turnover, the strategy’s sector positioning generally does not change significantly from quarter to quarter. However, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate.
We remain optimistic about the long-term potential for the small-cap segment of the U.S. market, although we readily admit that making short-term calls about the future direction of the market following a strong run (+30% since the Russell 2000’s October 2023 low) is a challenging and dubious task. As we look out to the remainder of 2024, while we are encouraged by the continuing signs of economic stability, we recognize that calls for a soft landing are now consensus, that sentiment may be overly optimistic and that markets seem priced for very little risk. So, despite greater clarity over the Fed’s path from here, there remains a long list of items creating uncertainty that could lead to greater volatility in 2024. These include, but are not limited to, geopolitical tensions, U.S. equity index concentration issues, ongoing commercial real estate concerns, the looming presidential election and signs that inflationary pressures have not yet dissipated. We realize that most of these issues are well known, but the timing and magnitude of the impact of any and all of these issues remains unpredictable. Therefore, as always, we will avoid the temptation to forecast their outcome in favor of assessing the potential impact from a range of potential outcomes within our company-specific, bottom-up analysis and quality focus.
From an asset class perspective, valuations of small-cap versus large-cap equities remain near multi-decade lows, which we believe suggests a more favorable setup for small-caps relative to large-caps in the periods to come (16.0x price/earnings ratio for the Russell 2000 Index versus 21.8x price/earnings ratio for the Russell 1000 Index). Additionally, earnings growth is expected to improve for small-caps in 2024 and outpace that of large-caps, which we believe provides further fundamental support and potential upside for the asset class. Against a backdrop of moderating inflation, normalized interest rates and a still-growing U.S. economy, it looks to us that small-cap’s lengthy stretch of relative underperformance may be long in the tooth. If the economy continues to stabilize, our view is that valuations are likely to rise for businesses that have largely sat out the mega-cap performance regime. It also helps that the well-noted concentration in large-caps is reaching 50-year highs and that small-cap valuation relative to large-cap is at multi-decade lows. Therefore, any fundamentally driven repositioning is likely to benefit small-caps more than larger companies, in our view. Lastly, we believe smaller-caps remain better positioned to benefit from reshoring of U.S. manufacturing, the CHIPS Act, and several infrastructure projects on the horizon.
Disclosures:
•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-37

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Small/Mid Cap Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Small/Mid-Cap (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. Prior to the Reorganization, Great Lakes Advisors, LLC served as the sub-adviser to the Predecessor Fund, replacing Rothschild & Co Asset Management US Inc., which previously served as sub-adviser to the Predecessor Fund since its inception. Aristotle Capital Boston, LLC is the sub-adviser to the Fund and employs a different investment approach than the Predecessor Fund’s sub-advisers. If the Fund’s current sub-adviser and strategies had been in place for periods prior to April 17, 2023, the performance information shown below would have been different. The chart above assumes an initial gross investment of $10,000 made on December 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended
March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.15%, 1.90%, 0.85% and 0.90% for Class A, Class C, Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented on April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations(1)
Aristotle Small/Mid Cap Equity Fund - Class A(3)	13.16%	5.56%	8.02%
Aristotle Small/Mid Cap Equity Fund - Class C(3)	12.14%	4.75%	7.21%
Aristotle Small/Mid Cap Equity Fund - Class I(3)	13.48%	5.90%	6.69%
Aristotle Small/Mid Cap Equity Fund - Class I-2(3)	13.39%	5.81%	8.28%
Russell 2500 Total Return Index	21.43%	9.90%	9.05%(2)

(1)	Commencement date is December 31, 2014 for Class I shares, January 8, 2016 for Class A, C, and I-2 shares
(2)
The since commencement date returns shown are from the commencement date of the Aristotle Small/Mid Cap Equity Fund - Class I. The return for the Russell 2500 Total Return Index since the commencement date of the Aristotle Small/Mid Cap Equity Fund - Class A, Class C, and Class I-2 is 11.61%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

A-38

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Russell 2500® Index measures the performance of the small to mid-capitalization segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-capitalization segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-capitalization opportunity set. Results include the reinvestment of all distributions.

A-39

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Small/Mid Cap Equity Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. After a tumultuous year in 2022, the U.S. small/mid-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2500 Index posting a full-year return of 21.43%. Over the past 12 months, both the Russell 2500 Growth Index and the Russell 2500 Value Index were mostly in line with one another, posting returns of 21.12% and 21.33%, respectively, a stark contrast from the style differences of recent past. For the full year, Industrials, Energy and Financials fared best. Communication Services was the only sector to finish in negative territory, while Utilities and Real Estate also lagged.
Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.
The Federal Reserve’s (the Fed) dovish commentary was a primary catalyst for the “everything rally” that ensued into year end. At the mid-December meeting, Chair Jerome Powell made public comments that suggested the Fed had interest rate cuts on its mind, saying cuts were “a topic of discussion” among Fed members. At the time of this writing, markets are currently pricing in several rate cuts in 2024. However, the situation remains fluid as a host of uncertainties could potentially alter the pace and direction of policy moves throughout the year.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Small/Mid Cap Equity Fund – Class I-2 posted a return of 13.39%, underperforming the Russell 2500 Index, which recorded a return of 21.43%.
Aristotle Capital Boston, LLC (Aristotle Boston) took over management of the Fund as sub-adviser effective April 17, 2023 in connection with a fund merger transaction. As such, the performance and attribution summary below reflect the period of time Aristotle Boston had sub-advisory responsibility over the Fund, which is just shy of a 12-month period.
Since Aristotle Boston took over management of the Fund, the Fund’s underperformance relative to the Russell 2500 Index was entirely due to security selection. Security selection in Industrials and Information Technology detracted the most from relative performance. Conversely, security selection in Materials and Real Estate added to relative performance. Sector allocation added value on a relative basis. An overweight to Information Technology and Industrials proved to be positive to relative performance, while an overweight to Health Care and an underweight to Consumer Discretionary detracted value.
From a security selection standpoint, top detractors within the Fund during the period included: developer and manufacturer of point-of-care and near-patient diagnostic solutions QuidelOrtho; personal care products marketer Nu Skin Enterprises; automotive services company Monro; multinational food processing company Treehouse Foods; Coherus Biosciences, a commercial-stage biopharmaceutical company engaged in the development and commercialization of biosimilar and immune-oncology therapeutics for major regulated markets; and Matthews International, a company that provides brand solutions, memorialization products, and industrial technologies worldwide.
Top contributors during the period included: outdoor living products manufacturer AZEK Company;
Carlisle Companies, a supplier of construction products that make buildings more energy efficient and resilient; Itron, a global manufacturer and distributor of electric, water and gas meters and advanced meter systems; designer and manufacturer of high-performance semiconductor products MACOM Technology Solutions; and American-Irish aviation leasing company AerCap Holdings.
Recent Portfolio Activity
As noted above, on April 17, 2023 Aristotle Boston assumed management of the Fund. Consequently, the Fund experienced a transition that resulted in repositioning designed to realign the portfolio with the investment strategy of Aristotle Boston. The portfolio activities described below reflect the buys and sells made after the change in sub-adviser.
For the period April 18, 2023 through March 31, 2024, we added the following positions to the Fund: pure-play contract logistics company GXO Logistics; Pool Corporation, the world’s largest wholesale distributor of swimming pool supplies and equipment; oilfield services company Patterson-UTI Energy

A-40

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
(through its acquisition of existing holding NexTier); global sports and entertainment company TKO Group Holdings (through its acquisition of existing holding World Wrestling Entertainment); upstream energy asset owner Northern Oil & Gas; LKQ Corporation, North American market leader in alternative collision repair parts; and Power School, a leading provider of cloud-based software for K-12 education in North America.
We exited the following positions: intellectual property licensing business Adeia; Albemarle, the world’s largest lithium producer; spin off from iStar and Safehold merger Star Holdings; mobile resource management solutions supplier CalAmp; and biopharmaceutical company Coherus Biosciences.
The Fund experienced some portfolio changes as a result of merger and acquisition activities. NexTier Oilfield Solutions, a provider of hydraulic fracturing and other completion-oriented oilfield services to exploration and production companies in the U.S., was removed from the portfolio by virtue of its merger with Patterson- UTI Energy. World Wrestling Entertainment, an integrated media and entertainment company, was removed from the Fund following its merger with Endeavor Group-owned UFC. The new publicly listed company that will combine the two entities will operate under the name TKO Group Holdings.
Outlook and Positioning
Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Overweights in Industrials and Information Technology are mostly a function of our underlying company-specific views rather than any top-down predictions for each sector. Conversely, we continue to be underweight in Consumer Discretionary, as we have been unable to identify what we consider to be compelling long-term opportunities that fit our discipline given the rising risk profiles of many retail businesses and a potential deceleration in goods spending following a period of strength. We also continue to be underweight in Real Estate due to structural challenges for various end markets within the sector. Given our focus on long-term business fundamentals, patient investment approach, and low portfolio turnover, the strategy’s sector positioning generally does not change significantly from quarter to quarter. However, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate.
We remain optimistic about the long-term potential for the small/mid-cap segment of the U.S. market, although we readily admit that making short-term calls about the future direction of the market following a strong run (+30% since the Russell 2500’s October 2023 low) is a challenging and dubious task. As we look out to the remainder of 2024, while we are encouraged by the continuing signs of economic stability, we recognize that calls for a soft landing are now consensus, that sentiment may be overly optimistic and that markets seem priced for very little risk. So, despite greater clarity over the Fed’s path from here, there remains a long list of items creating uncertainty that could lead to greater volatility in 2024. These include, but are not limited to, geopolitical tensions, U.S. equity index concentration issues, ongoing commercial real estate concerns, the looming presidential election and signs that inflationary pressures have not yet dissipated. We realize that most of these issues are well known, but the timing and magnitude of the impact of any and all of these issues remains unpredictable. Therefore, as always, we will avoid the temptation to forecast their outcome in favor of assessing the potential impact from a range of potential results within our company-specific, bottom-up analysis and quality focus.
From an asset class perspective, valuations of small/mid-cap versus large-cap equities remain near multi-decade lows, which we believe suggests a more favorable setup for small/mid-caps relative to large-caps in the periods to come (16.2x price/earnings ratio for the Russell 2500 Index versus 21.8x price/earnings ratio for the Russell 1000 Index). Additionally, earnings growth is expected to improve for small/mid-caps in 2024 and outpace that of large-caps, which we believe provides further fundamental support and potential upside for the asset class. In the event that the economy continues to stabilize, our view is that valuations are likely to rise for businesses that have largely sat out the mega cap performance regime. It also helps that the well-noted concentration in large caps is reaching 50-year highs and small/mid-cap valuation relative to large-cap is at multi-decade lows. Therefore, any fundamentally driven repositioning is likely to benefit small/mid-caps more than larger companies, in our view. Lastly, we believe small/mid-caps remain better positioned to benefit from reshoring of U.S. manufacturing, the CHIPS Act, and several infrastructure projects on the horizon.
Disclosures:
•
The Russell 2500® Index measures the performance of the small- and mid-capitalization segment of the U.S. equity universe. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2500® Growth Index measures the performance of the small- and mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2500® Value Index measures the performance of the small- and mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-41

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle/Saul Global Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle/Saul Global Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.04%, 0.79% and 0.79% for Class A, Class I and Class I-2 as of the most recent prospectus dated April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations(1)
Aristotle/Saul Global Equity Fund - Class A(3)	N/A	N/A	N/A	7.28%
Aristotle/Saul Global Equity Fund - Class I(3)	N/A	N/A	N/A	7.35%
Aristotle/Saul Global Equity Fund - Class I-2(3)	19.33%	10.70%	7.09%	7.61%
MSCI All Country World (“ACWI”) Index (net)	23.22%	10.92%	8.66%	9.45%(2)
MSCI World Index (net)	25.11%	12.07%	9.39%	10.37%(2)

(1)	Inception date is March 30, 2012 for Class I-2 Shares and January 16, 2024 for Class A and Class I Shares.
(2)
The Since Commencement of Operations Returns shown are from the Aristotle/Saul Global Equity Fund - Class I-2. The returns for the MSCI All Country World (“ACWI”) Index and MSCI World Index since commencement date of the Aristotle/Saul Global Equity Fund - Class A and Aristotle/Saul Global Equity Fund - Class I are 9.37% and 9.65%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023 the MSCI ACWI Index consists of the following developed market country

A-42

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.
MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, including the U.S. & Canada. As of December 31, 2023, the MSCI World Index consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

A-43

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle/Saul Global Equity Fund
Market Overview
For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net).
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle/Saul Global Equity Fund – Class I-2 posted a return of 19.33%, underperforming its primary benchmark, the MSCI ACWI Index (net), which posted a return of 23.22%, and is secondary benchmark, the MSCI World Index (net), which recorded a return of 25.11%.
During the year, the Fund’s underperformance relative to the MSCI ACWI Index (net) was due to both security selection and sector allocation. Security selection in Information Technology and Industrials detracted the most to relative performance, as did an overweight to the Materials sector. Conversely, security selection in Energy and Consumer Discretionary, as well as a lack of exposure to the Utilities sector, contributed to relative performance.
Regionally, security selection and allocation effects were responsible for the Fund’s underperformance relative to the primary benchmark. Security selection in Japan and North America detracted from relative performance, while security selection in Europe and an underweight to Emerging Markets contributed to relative performance.
From a security selection standpoint, top detractors within the Fund during the period included: American chemical manufacturing company FMC Corporation; Hong Kong-based multinational insurance and finance corporation AIA Group; British business services group Rentokil Initial; FANUC, a Japanese manufacturer of industrial robots and control systems for machine tools; and Japanese multinational conglomerate Sony Group. Top contributors during the period included: homebuilder Lennar Corporation; American supplier of aggregates and heavy building materials Martin Marietta Materials; Canadian uranium producer Cameco Corporation; Oshkosh, an American industrial company that designs and builds specialty trucks, military vehicles, truck bodies, airport fire apparatus and access equipment; and Munich Re, the world’s largest reinsurance company.
Recent Portfolio Activity
During the period, we added Ireland-based global biopharmaceutical company Jazz Pharmaceuticals and MonotaRO Company, a Japanese e-commerce company of industrial supply products. We exited Canadian auto parts, systems and assembly company Magna International and Kubota, the Japanese maker of tractors and construction machinery.
Outlook and Positioning
Despite the U.S. economy’s continued expansion, economic data remain mixed. Additionally, investors face uncertainty the rest of the year, whether from the path of central bank policy, the outcome of the 2024 U.S. presidential election, or the potential for new and/or escalating geopolitical conflicts.
However, while our analysis considers long-term developments in the macroeconomy, we focus most of our time and attention on individual companies that, in our opinion, possess a combination of qualities that are sustainable and difficult to reproduce. It is our belief that a diversified portfolio of investments in these companies will thrive over full market cycles.
Disclosures:
•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

A-44

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance in 23 developed market countries. The MSCI World Index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Results include the reinvestment of dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-45

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Value Equity Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Value Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on August 31, 2016 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 0.95%, 0.70%, 0.70% and 0.62% for Class A, Class I, Class I-2 and Class R6 as of the most recent prospectus dated April 1, 2024.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations(1)
Aristotle Value Equity Fund - Class A(3)	N/A	N/A	7.20%
Aristotle Value Equity Fund - Class I(3)	N/A	N/A	7.62%
Aristotle Value Equity Fund - Class I-2(3)	24.05%	13.01%	12.17%
Aristotle Value Equity Fund - Class R6(3)	N/A	N/A	6.03%
Russell 1000 Value Total Return Index	20.27%	10.32%	9.79%(2)
S&P 500 Total Return Index	29.88%	15.05%	14.39%(2)

(1)	Commencement date is August 31, 2016 for Class I-2 shares, December 26, 2023 for Class I shares, December 28, 2023 for Class A shares and January 29, 2024 for Class R6 shares.
(2)
The Since Commencement of Operations returns shown are from the commencement date of Aristotle Value Equity Fund - Class I-2. The returns for the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index since the commencement date of the Aristotle Value Equity Fund - Class A are 8.64% and 10.25%, respectively. The returns for the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index since the commencement date of the Aristotle Value Equity Fund - Class I are 8.96% and 10.47%, respectively. The returns for the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index since the commencement date of the Aristotle Value Equity Fund - Class R6 are 8.02% and 6.93%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

A-46

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Russell 1000® Value Index measures the performance of the large capitalization value segment of the U.S. equity universe. It includes those Russell 1000® Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true large capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-47

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Value Equity Fund
Market Overview
For the year ended March 31, 2024, the U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024.
Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year and corporate earnings were just as unpredictable.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Value Equity Fund – Class I-2 posted a return of 24.05%, outperforming its primary benchmark, the Russell 1000 Value Index, which posted a return of 20.27%, but underperforming its secondary benchmark, the S&P 500 Index, which recorded a return of 29.88%.
During the year, the Fund’s outperformance relative to the Russell 1000 Value Index was due to security selection, while sector allocation slightly detracted. Security selection in Materials and Health Care contributed the most to relative performance, as did an underweight to the Health Care sector. Conversely, security selection in Real Estate and Utilities, as well as an underweight to the Financials sector, detracted from relative performance.
From a security selection standpoint, top contributors within the Fund during the period included: supplier of aggregates and heavy building materials Martin Marietta Materials; motion and control technologies corporation Parker-Hannifin; homebuilder Lennar; multinational technology corporation Microsoft; and American bank holding company Capital One Financial. Top detractors during the period included: regulated electric utility and natural gas delivery company Xcel Energy; seed and crop protection company Corteva; shared communications infrastructure provider Crown Castle; Japanese multinational conglomerate Sony Group; and simulation software engineering company Ansys.
Recent Portfolio Activity
During the period, we added the following positions to the Fund: video game company Activision Blizzard, industrial technology company Teledyne Technologies, diversified regional bank U.S. Bancorp; home improvement retailer Lowe’s Company; and energy company TotalEnergies. We exited the following positions: video game company Activision Blizzard; property and casualty insurer Cincinnati Financial; energy manufacturing and logistics company Phillips 66; and food distributor Sysco.
Outlook and Positioning
Despite the U.S. economy’s continued expansion, economic data remain mixed. Additionally, investors face uncertainty the rest of the year, whether it be the path of central bank policy, the outcome of the 2024 U.S. presidential election, or the potential for new and/or escalating geopolitical conflicts.
However, while our analysis considers long-term developments in the macroeconomy, we focus most of our time and attention on individual companies that, in our opinion, possess a combination of qualities that are sustainable and difficult to reproduce. It is our belief that a diversified portfolio of investments in these companies will thrive over full market cycles.
Disclosures:
•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

A-48

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-49

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Aggressive Growth Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Portfolio Optimization Aggressive-Growth (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class A Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.09%, 1.84%, and 0.84% for Class A, Class C and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Portfolio Optimization Aggressive Growth Fund - Class A(1)	19.48%	8.96%	7.60%
Aristotle Portfolio Optimization Aggressive Growth Fund - Class C(1)	18.54%	8.16%	6.81%
Aristotle Portfolio Optimization Aggressive Growth Fund - Class I-2(1)	19.84%	9.26%	7.88%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%
S&P 500 Total Return Index	29.88%	15.05%	12.96%
Aristotle Portfolio Optimization Aggressive Growth Composite Benchmark	24.49%	12.36%	10.30%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-50

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Aristotle Portfolio Optimization Aggressive Growth Composite Benchmark is 69% S&P 500, 26% MSCI EAFE, and 5% Bloomberg US Aggregate Bond Indices.

A-51

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Aggressive Growth Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net). Domestically, the large-cap U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024. The U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index and the Bloomberg U.S Aggregate Bond Index increased 0.49% and 1.70%, respectively.
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Portfolio Optimization Aggressive Growth Fund – Class A posted a return of 19.48%, underperforming the 24.49% return of the Aristotle Portfolio Optimization Aggressive Growth Composite Benchmark, which is comprised of 69% S&P 500 Index, 26% MSCI EAFE Index (net) and 5% Bloomberg U.S. Aggregate Bond Index. The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%, but underperformed the S&P 500 Index, which recorded a return of 29.88%.
Among the domestic equity group, our exposure to large-cap growth predominantly contributed to performance over the trailing 12 months. Continued enthusiasm over artificial intelligence significantly benefitted a handful of large tech companies over the past few quarters. However, Aristotle Growth Equity Fund underperformed its benchmark, which detracted from performance. On the other hand, Aristotle Core Equity Fund outperformed its benchmark, which contributed to performance. Over the trailing 12-month period, value stocks detracted from performance, as the environment has been unfavorable for the financial sector. Exposure to commercial real estate also held back performance.
Within the international equity group, exposure to emerging markets detracted from performance over the trailing 12 months. Chinese stocks primarily detracted from performance, as the country struggles to recover from its economic woes. Additionally, Aristotle International Equity Fund underperformed the MSCI EAFE Index (net), which dragged performance for the trailing 12-month period.
Among the fixed income group, exposure to credit sectors such as high yield bonds contributed to performance as they outperformed the Bloomberg U.S. Aggregate Bond Index over the trailing 12 months. Additionally, Aristotle Core Income Fund outperformed its benchmark and contributed to performance. Finally, the exposure to short-term bonds and the outperformance from Aristotle Short Duration Income Fund further contributed to performance.
Outlook and Positioning
Given the strength of the U.S. economy, the Federal Reserve (Fed) has yet to feel the immediate need to initiate a rate cut campaign – even though inflation has decelerated since peaking in 2022. In fact, core personal consumption expenditure (PCE) has dipped below 3%, as it slowly approaches the Fed’s target of 2%.
Fed officials have acknowledged that if they cut rates too early they risk reigniting inflation and the Consumer Price Index surprised to the upside for March, though the main index and the core index were both below 4% versus a year ago. On the other hand, some Fed officials also realize constricting monetary policy too tightly and too long could stall economic activity. Given that the U.S. economy is mainly driven by consumption, the health of the labor market remains critical in supporting spending and economic activity more broadly.
Despite the announced layoffs within the tech sector over the past several quarters, the unemployment rate continues to remain below 4% and jobless claims have yet to show signs of weakness in the labor market. To no surprise, the hot labor market was one of the main contributors to the rise in inflation

A-52

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
we saw in recent years. Coming out of the pandemic, many companies aggressively hired workers as stimulus checks were distributed and economic uncertainty started to abate. This ultimately created an environment that led to many dissatisfied workers who quit for various reasons, also referred to as the Great Resignation. Whether people quit to retire, relocate, and/ or find better opportunities, the competition among employers to fill vacancies led to higher wages. The combination of stimulus checks and higher wealth created by robust stock and real estate markets encouraged some of the older and experienced workers to leave the workforce. In turn, employers in industries that experienced high quit rates responded by raising wages to rebuild their staff.
Eventually, the stimulus savings shrank and economic activity slowed as the Fed aggressively raised interest rates. Now, conditions have changed; workers are embracing their jobs, and the quit rate has reversed to levels normally seen during recessionary periods.
This should mean that services inflation, which was the main driver of inflation, is likely to continue its downward path. While hiring activity has slowed over the past several quarters, the labor market appears to be stabilizing rather than deteriorating, as the unemployment rate remains low and job openings remain relatively high compared to past levels. These conditions should hold as long as business and consumer confidence remain healthy. The deceleration in inflation has boosted consumer sentiment, which tends to dictate future retail spending.
For the time being, it appears that the Fed may be close to achieving the elusive soft-landing scenario. Despite the aggressive rate hikes, the U.S. economy has yet to meaningfully slowdown. Still, the market expects the Fed to cut rates later this year. Even Fed Chairman Jerome Powell has hinted at cutting rates sometime this year. Nonetheless, this will all depend on how the economy evolves throughout the year.
Despite the solid economy, one reason the Fed may want to cut rates may be related to the coming debt maturity wall. This is when large amounts of debt mature, and borrowers will need to either pay back their loans or refinance their debt. This is particularly a concern within the commercial real estate (CRE) sector. A recent Fitch Ratings study showed that less than half of CRE borrowers would be able to refinance their debt due to mature this year (mainly because of higher interest rates). Unless interest rates fall, CRE default rates will likely continue climbing, which will force banks to take more losses.
Nevertheless, if the Fed starts to cut rates before debt maturities come due, then some of the pressures should dissipate. Lower rates should help keep debt delinquencies under control and prevent a systemic deterioration in the economy. If inflation continues to normalize to the Fed’s target rate, Powell and his fellow Federal Open Market Committee members may engineer a successful rotation in the economy and avoid a spiraling downturn.
For now, the probability of a recession has fallen to a point where we have begun to take on more equity risk in our portfolios. Instead of making aggressive moves at this point, we are taking calculated risks until we have more clarity. While conditions are steadily improving, we realize much will depend on how the Fed addresses the various risks on the horizon. As always, we will continue to monitor these risks and adjust our allocations accordingly.
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

A-53

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Results include the reinvestment of all dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-54

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Conservative Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Portfolio Optimization Conservative (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class A Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.14%, 1.89%, and 0.89% for Class A, Class C and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Portfolio Optimization Conservative Fund - Class A(1)	8.01%	3.01%	2.99%
Aristotle Portfolio Optimization Conservative Fund - Class C(1)	7.12%	2.22%	2.23%
Aristotle Portfolio Optimization Conservative Fund - Class I-2(1)	8.33%	3.27%	3.26%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%
S&P 500 Total Return Index	29.88%	15.05%	12.96%
Aristotle Portfolio Optimization Conservative Composite Benchmark	7.08%	3.44%	3.75%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-55

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Aristotle Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg US Aggregate Bond, 17% S&P 500, 7% ICE BofA U.S. 3-Month T-Bill, and 5% MSCI EAFE Indices.

A-56

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Conservative Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net). Domestically, the large-cap U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024. The U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index and the Bloomberg U.S Aggregate Bond Index increased 0.49% and 1.70%, respectively.
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Portfolio Optimization Conservative Fund – Class A posted a return of 8.01%, outperforming the 7.08% return of the Aristotle Portfolio Optimization Conservative Composite Benchmark, which is comprised of 71% Bloomberg U.S. Aggregate Bond Index, 17% S&P 500 Index, 7% ICE BofA Merril Lynch U.S. 3-Month Treasury Bill Index and 5% MSCI EAFE Index (net). The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%, but underperformed the S&P 500 Index, which recorded a return of 29.88%.
Among the domestic equity group, our exposure to large-cap growth predominantly contributed to performance over the trailing 12 months. Continued enthusiasm over artificial intelligence significantly benefited a handful of large tech companies over the past few quarters. However, Aristotle Growth Equity Fund underperformed its benchmark, which detracted from performance. On the other hand, Aristotle Core Equity Fund outperformed its benchmark, which contributed to performance. Over the trailing 12-month period, value stocks detracted from performance, as the environment has been unfavorable for the financial sector.
Within the international equity group, the exposure to emerging markets detracted from performance over the trailing 12 months. Chinese stocks primarily detracted from performance, as the country struggles to recover from its economic woes. Additionally, Aristotle International Equity Fund underperformed the MSCI EAFE Index (net), which dragged performance.
Among the fixed income group, exposure to credit sectors such as bank loans and high yield bonds contributed to performance as they outperformed the Bloomberg U.S. Aggregate Bond Index over the trailing 12 months. Additionally, Aristotle Core Income Fund outperformed its benchmark and contributed to performance. Finally, the exposure to short-term bonds and the outperformance from Aristotle Short Duration Income Fund further contributed to performance.
Outlook and Positioning
Given the strength of the U.S. economy, the Federal Reserve (Fed) has yet to feel the immediate need to initiate a rate cut campaign – even though inflation has decelerated since peaking in 2022. In fact, core personal consumption expenditure (PCE) has dipped below 3%, as it slowly approaches the Fed’s target of 2%.
Fed officials have acknowledged that if they cut rates too early they risk reigniting inflation, and the Consumer Price Index surprised to the upside for March, though the main index and the core index were both below 4% versus a year ago. On the other hand, some Fed officials also realize constricting monetary policy too tightly and too long could stall economic activity. Given that the U.S. economy is mainly driven by consumption, the health of the labor market remains critical in supporting spending and economic activity more broadly.

A-57

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Despite the announced layoffs within the tech sector over the past several quarters, the unemployment rate continues to remain below 4% and jobless claims have yet to show signs of weakness in the labor market. To no surprise, the hot labor market was one of the main contributors to the rise in inflation we saw in recent years. Coming out of the pandemic, many companies aggressively hired workers as stimulus checks were distributed and economic uncertainty started to abate. This ultimately created an environment that led to many dissatisfied workers who quit for various reasons, also referred to as the Great Resignation. Whether people quit to retire, relocate, and/ or find better opportunities, the competition among employers to fill vacancies led to higher wages. The combination of stimulus checks and higher wealth created by robust stock and real estate markets encouraged some of the older and experienced workers to leave the workforce. In turn, employers in industries that experienced high quit rates responded by raising wages to rebuild their staff.
Eventually, the stimulus savings shrank and economic activity slowed as the Fed aggressively raised interest rates. Now, conditions have changed; workers are embracing their jobs, and the quit rate has reversed to levels normally seen during recessionary periods.
This should mean that services inflation, which was the main driver of inflation, is likely to continue its downward path. While hiring activity has slowed over the past several quarters, the labor market appears to be stabilizing rather than deteriorating, as the unemployment rate remains low and job openings remain relatively high compared to past levels. These conditions should hold as long as business and consumer confidence remain healthy. The deceleration in inflation has boosted consumer sentiment, which tends to dictate future retail spending.
For the time being, it appears that the Fed may be close to achieving the elusive soft-landing scenario. Despite the aggressive rate hikes, the U.S. economy has yet to meaningfully slowdown. Still, the market expects the Fed to cut rates later this year. Even Fed Chairman Jerome Powell has hinted at cutting rates sometime this year. Nonetheless, this will all depend on how the economy evolves throughout the year.
Despite the solid economy, one reason the Fed may want to cut rates may be related to the coming debt maturity wall. This is when large amounts of debt mature, and borrowers will need to either pay back their loans or refinance their debt. This is particularly a concern within the commercial real estate (CRE) sector. A recent Fitch Ratings study showed that less than half of CRE borrowers would be able to refinance their debt due to mature this year (mainly because of higher interest rates). Unless interest rates fall, CRE default rates will likely continue climbing, which will force banks to take more losses.
Nevertheless, if the Fed starts to cut rates before debt maturities come due, then some of the pressures should dissipate. Lower rates should help keep debt delinquencies under control and prevent a systemic deterioration in the economy. If inflation continues to normalize to the Fed’s target rate, Powell and his fellow Federal Open Market Committee members may engineer a successful rotation in the economy and avoid a spiraling downturn.
For now, the probability of a recession has fallen to a point where we have begun to take on more equity risk in our portfolios. Instead of making aggressive moves at this point, we are taking calculated risks until we have more clarity. While conditions are steadily improving, we realize much will depend on how the Fed addresses the various risks on the horizon. As always, we will continue to monitor these risks and adjust our allocations accordingly.
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month.
•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

A-58

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Results include the reinvestment of all dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-59

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Growth Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Portfolio Optimization Growth (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class A Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.09%, 1.84%, and 0.84% for Class A, Class C and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Portfolio Optimization Growth Fund - Class A(1)	16.81%	7.72%	6.69%
Aristotle Portfolio Optimization Growth Fund - Class C(1)	15.92%	6.92%	5.90%
Aristotle Portfolio Optimization Growth Fund - Class I-2(1)	17.15%	8.00%	6.95%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%
S&P 500 Total Return Index	29.88%	15.05%	12.96%
Aristotle Portfolio Optimization Growth Composite Benchmark	20.20%	10.33%	8.90%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-60

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Aristotle Portfolio Optimization Growth Composite Benchmark is 58% S&P 500, 23% Bloomberg US Aggregate Bond, and 19% MSCI EAFE Indices.

A-61

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Growth Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net). Domestically, the large-cap U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024. The U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index and the Bloomberg U.S Aggregate Bond Index increased 0.49% and 1.70%, respectively.
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Portfolio Optimization Growth Fund – Class A posted a return of 16.81%, underperforming the 20.20% return of the Aristotle Portfolio Optimization Growth Composite Benchmark, which is comprised of 58% S&P 500 Index, 23% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (net). The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%, but underperformed the S&P 500 Index, which recorded a return of 29.88%.
Among the domestic equity group, our exposure to large-cap growth predominantly contributed to performance over the trailing 12 months. Continued enthusiasm over artificial intelligence significantly benefited a handful of large tech companies over the past few quarters. However, Aristotle Growth Equity Fund underperformed its benchmark, which detracted from performance. On the other hand, Aristotle Core Equity Fund outperformed its benchmark, which contributed to performance. Over the trailing 12-month period, value stocks detracted from performance, as the environment has been unfavorable for the financial sector. Exposure to commercial real estate also held back performance.
Within the international equity group, exposure to emerging markets detracted from performance over the trailing 12 months. Chinese stocks primarily detracted from performance, as the country struggles to recover from its economic woes. Additionally, Aristotle International Equity Fund underperformed the MSCI EAFE Index (net), which dragged performance for the trailing 12-month period.
Among the fixed income group, exposure to credit sectors such as high yield bonds contributed to performance as they outperformed the Bloomberg U.S. Aggregate Bond Index over the trailing 12 months. Additionally, Aristotle Core Income Fund outperformed its benchmark and contributed to performance. Finally, the exposure to short-term bonds and the outperformance from Aristotle Short Duration Income Fund further contributed to performance.
Outlook and Positioning
Given the strength of the U.S. economy, the Federal Reserve (Fed) has yet to feel the immediate need to initiate a rate cut campaign – even though inflation has decelerated since peaking in 2022. In fact, core personal consumption expenditure (PCE) has dipped below 3%, as it slowly approaches the Fed’s target of 2%.
Fed officials have acknowledged that if they cut rates too early they risk reigniting inflation and the Consumer Price Index surprised to the upside for March, though the main index and the core index were both below 4% versus a year ago. On the other hand, some Fed officials also realize constricting monetary policy too tightly and too long could stall economic activity. Given that the U.S. economy is mainly driven by consumption, the health of the labor market remains critical in supporting spending and economic activity more broadly.
Despite the announced layoffs within the tech sector over the past several quarters, the unemployment rate continues to remain below 4% and jobless claims have yet to show signs of weakness in the labor market. To no surprise, the hot labor market was one of the main contributors to the rise in inflation

A-62

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
we saw in recent years. Coming out of the pandemic, many companies aggressively hired workers as stimulus checks were distributed and economic uncertainty started to abate. This ultimately created an environment that led to many dissatisfied workers who quit for various reasons, also referred to as the Great Resignation. Whether people quit to retire, relocate, and/ or find better opportunities, the competition among employers to fill vacancies led to higher wages. The combination of stimulus checks and higher wealth created by robust stock and real estate markets encouraged some of the older and experienced workers to leave the workforce. In turn, employers in industries that experienced high quit rates responded by raising wages to rebuild their staff.
Eventually, the stimulus savings shrank and economic activity slowed as the Fed aggressively raised interest rates. Now, conditions have changed; workers are embracing their jobs, and the quit rate has reversed to levels normally seen during recessionary periods.
This should mean that services inflation, which was the main driver of inflation, is likely to continue its downward path. While hiring activity has slowed over the past several quarters, the labor market appears to be stabilizing rather than deteriorating, as the unemployment rate remains low and job openings remain relatively high compared to past levels. These conditions should hold as long as business and consumer confidence remain healthy. The deceleration in inflation has boosted consumer sentiment, which tends to dictate future retail spending.
For the time being, it appears that the Fed may be close to achieving the elusive soft-landing scenario. Despite the aggressive rate hikes, the U.S. economy has yet to meaningfully slowdown. Still, the market expects the Fed to cut rates later this year. Even Fed Chairman Jerome Powell has hinted at cutting rates sometime this year. Nonetheless, this will all depend on how the economy evolves throughout the year.
Despite the solid economy, one reason the Fed may want to cut rates may be related to the coming debt maturity wall. This is when large amounts of debt mature, and borrowers will need to either pay back their loans or refinance their debt. This is particularly a concern within the commercial real estate (CRE) sector. A recent Fitch Ratings study showed that less than half of CRE borrowers would be able to refinance their debt due to mature this year (mainly because of higher interest rates). Unless interest rates fall, CRE default rates will likely continue climbing, which will force banks to take more losses.
Nevertheless, if the Fed starts to cut rates before debt maturities come due, then some of the pressures should dissipate. Lower rates should help keep debt delinquencies under control and prevent a systemic deterioration in the economy. If inflation continues to normalize to the Fed’s target rate, Powell and his fellow Federal Open Market Committee members may engineer a successful rotation in the economy and avoid a spiraling downturn.
For now, the probability of a recession has fallen to a point where we have begun to take on more equity risk in our portfolios. Instead of making aggressive moves at this point, we are taking calculated risks until we have more clarity. While conditions are steadily improving, we realize much will depend on how the Fed addresses the various risks on the horizon. As always, we will continue to monitor these risks and adjust our allocations accordingly.
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

A-63

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Results include the reinvestment of all dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-64

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Moderate Conservative Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Portfolio Optimization Moderate Conservative (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class A Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.14%, 1.89%, and 0.89% for Class A, Class C and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Portfolio Optimization Moderate Conservative Fund - Class A(1)	10.58%	4.45%	4.15%
Aristotle Portfolio Optimization Moderate Conservative Fund - Class C(1)	9.78%	3.66%	3.37%
Aristotle Portfolio Optimization Moderate Conservative Fund - Class I-2(1)	10.85%	4.71%	4.40%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%
S&P 500 Total Return Index	29.88%	15.05%	12.96%
Aristotle Portfolio Optimization Moderate Conservative Composite Benchmark	11.21%	5.72%	5.44%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-65

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Aristotle Portfolio Optimization Moderate Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 5% ICE BofA U.S. 3-Month T-Bill Indices.

A-66

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Moderate Conservative Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net). Domestically, the large-cap U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024. The U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index and the Bloomberg U.S Aggregate Bond Index increased 0.49% and 1.70%, respectively.
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Portfolio Optimization Moderate Conservative Fund – Class A posted a return of 10.58%, underperforming the 11.21% return of the Aristotle Portfolio Optimization Moderate Conservative Composite Benchmark, which is comprised of 55% Bloomberg U.S. Aggregate Bond Index, 30% S&P 500 Index, 10% MSCI EAFE Index (net) and 5% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%, but underperformed the S&P 500 Index, which recorded a return of 29.88%.
Among the domestic equity group, our exposure to large-cap growth predominantly contributed to performance over the trailing 12 months. Continued enthusiasm over artificial intelligence significantly benefited a handful of large tech companies over the past few quarters. However, Aristotle Growth Equity Fund underperformed its benchmark, which detracted from performance. On the other hand, Aristotle Core Equity Fund outperformed its benchmark, which contributed to performance. Over the trailing 12-month period, value stocks detracted from performance, as the environment has been unfavorable for the financial sector. Exposure to commercial real estate also held back performance.
Within the international equity group, exposure to emerging markets detracted from performance over the trailing 12 months. Chinese stocks primarily detracted from performance, as the country struggles to recover from its economic woes. Additionally, Aristotle International Equity Fund underperformed the MSCI EAFE Index (net), which dragged performance.
Among the fixed income group, exposure to credit sectors such as bank loans and high yield bonds contributed to performance as they outperformed the Bloomberg U.S. Aggregate Bond Index over the trailing 12 months. Additionally, Aristotle Core Income Fund outperformed its benchmark and contributed to performance. Finally, exposure to short-term bonds and outperformance from Aristotle Short Duration Income Fund further contributed to performance.
Outlook and Positioning
Given the strength of the U.S. economy, the Federal Reserve (Fed) has yet to feel the immediate need to initiate a rate cut campaign – even though inflation has decelerated since peaking in 2022. In fact, core personal consumption expenditure (PCE) has dipped below 3%, as it slowly approaches the Fed’s target of 2%.
Fed officials have acknowledged that if they cut rates too early they risk reigniting inflation and the Consumer Price Index surprised to the upside for March, though the main index and the core index were both below 4% versus a year ago. On the other hand, some Fed officials also realize constricting monetary policy too tightly and too long could stall economic activity. Given that the U.S. economy is mainly driven by consumption, the health of the labor market remains critical in supporting spending and economic activity more broadly.

A-67

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Despite the announced layoffs within the tech sector over the past several quarters, the unemployment rate continues to remain below 4% and jobless claims have yet to show signs of weakness in the labor market. To no surprise, the hot labor market was one of the main contributors to the rise in inflation we saw in recent years. Coming out of the pandemic, many companies aggressively hired workers as stimulus checks were distributed and economic uncertainty started to abate. This ultimately created an environment that led to many dissatisfied workers who quit for various reasons, also referred to as the Great Resignation. Whether people quit to retire, relocate, and/ or find better opportunities, the competition among employers to fill vacancies led to higher wages. The combination of stimulus checks and higher wealth created by robust stock and real estate markets encouraged some of the older and experienced workers to leave the workforce. In turn, employers in industries that experienced high quit rates responded by raising wages to rebuild their staff.
Eventually, the stimulus savings shrank and economic activity slowed as the Fed aggressively raised interest rates. Now, conditions have changed; workers are embracing their jobs, and the quit rate has reversed to levels normally seen during recessionary periods.
This should mean that services inflation, which was the main driver of inflation, is likely to continue its downward path. While hiring activity has slowed over the past several quarters, the labor market appears to be stabilizing rather than deteriorating, as the unemployment rate remains low and job openings remain relatively high compared to past levels. These conditions should hold as long as business and consumer confidence remain healthy. The deceleration in inflation has boosted consumer sentiment, which tends to dictate future retail spending.
For the time being, it appears that the Fed may be close to achieving the elusive soft-landing scenario. Despite the aggressive rate hikes, the U.S. economy has yet to meaningfully slowdown. Still, the market expects the Fed to cut rates later this year. Even Fed Chairman Jerome Powell has hinted at cutting rates sometime this year. Nonetheless, this will all depend on how the economy evolves throughout the year.
Despite the solid economy, one reason the Fed may want to cut rates may be related to the coming debt maturity wall. This is when large amounts of debt mature, and borrowers will need to either pay back their loans or refinance their debt. This is particularly a concern within the commercial real estate (CRE) sector. A recent Fitch Ratings study showed that less than half of CRE borrowers would be able to refinance their debt due to mature this year (mainly because of higher interest rates). Unless interest rates fall, CRE default rates will likely continue climbing, which will force banks to take more losses.
Nevertheless, if the Fed starts to cut rates before debt maturities come due, then some of the pressures should dissipate. Lower rates should help keep debt delinquencies under control and prevent a systemic deterioration in the economy. If inflation continues to normalize to the Fed’s target rate, Powell and his fellow Federal Open Market Committee members may engineer a successful rotation in the economy and avoid a spiraling downturn.
For now, the probability of a recession has fallen to a point where we have begun to take on more equity risk in our portfolios. Instead of making aggressive moves at this point, we are taking calculated risks until we have more clarity. While conditions are steadily improving, we realize much will depend on how the Fed addresses the various risks on the horizon. As always, we will continue to monitor these risks and adjust our allocations accordingly.
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month.
•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

A-68

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Results include the reinvestment of all dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

A-69

Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Moderate Fund
Growth of $10,000

The Fund performance shown in the chart above includes the performance of Pacific Funds Portfolio Optimization Moderate (the “Predecessor Fund”), a series of Pacific Funds Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023. The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class A Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended March 31, 2024.
The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.
The Fund’s gross expense ratios are 1.12%, 1.87%, and 0.87% for Class A, Class C and I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle Portfolio Optimization Moderate Fund - Class A(1)	14.47%	6.44%	5.62%
Aristotle Portfolio Optimization Moderate Fund - Class C(1)	13.54%	5.65%	4.84%
Aristotle Portfolio Optimization Moderate Fund - Class I-2(1)	14.68%	6.70%	5.88%
Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%
S&P 500 Total Return Index	29.88%	15.05%	12.96%
Aristotle Portfolio Optimization Moderate Composite Benchmark	15.98%	8.22%	7.32%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.
S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

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Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Aristotle Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500, 38% Bloomberg US Aggregate Bond, 15% MSCI EAFE, and 2% ICE BofA U.S. 3-Month T-Bill Indices.

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Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Aristotle Portfolio Optimization Moderate Fund
Market Overview
Volatility was a recurring theme for most of 2023 and leading into 2024. For the year ended March 31, 2024, global equity markets, as represented by the MSCI ACWI Index (net), posted a full-year return of 23.22%. The MSCI ACWI Growth Index (net), which represents the performance of growth companies within the Index, returned 28.21% over the period, outperforming the 18.01% return of its value counterpart, the MSCI ACWI Value Index (net). Domestically, the large-cap U.S. equity market, as represented by the S&P 500 Index, posted a full-year return of 29.88%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for more than half of the S&P 500’s gains. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth continued to recover, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 18.73% over the 12-month period ended March 31, 2024. The U.S. small-cap equity market rallied in 2023 and finished the year ending March 31, 2024 on a strong note with the Russell 2000 Index posting a full-year return of 19.71%. Over the past 12 months, the Russell 2000 Growth Index led, gaining 20.35% versus 18.75% for the Russell 2000 Value Index. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index and the Bloomberg U.S Aggregate Bond Index increased 0.49% and 1.70%, respectively.
Though global markets trended in a positive direction throughout the year, the world still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.
Performance and Attribution Summary
Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
For the year ended March 31, 2024, Aristotle Portfolio Optimization Moderate Fund – Class A posted a return of 14.47%, underperforming the 15.98% return of the Aristotle Portfolio Optimization Moderate Composite Benchmark, which is comprised of 45% S&P 500 Index, 38% Bloomberg U.S. Aggregate Bond Index, 15% MSCI EAFE Index (net) and 2% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which posted a return of 1.70%, but underperformed the S&P 500 Index, which recorded a return of 29.88%.
Among the domestic equity group, our exposure to large-cap growth predominantly contributed to performance over the trailing 12 months. Continued enthusiasm over artificial intelligence significantly benefited a handful of large tech companies over the past few quarters. However, Aristotle Growth Equity Fund underperformed its benchmark, which detracted from performance. On the other hand, Aristotle Core Equity Fund outperformed its benchmark, which contributed to performance. Over the trailing 12-month period, value stocks detracted from performance, as the environment has been unfavorable for the financial sector. Exposure to commercial real estate also held back performance.
Within the international equity group, exposure to emerging markets detracted from performance over the trailing 12 months. Chinese stocks primarily detracted from performance, as the country struggles to recover from its economic woes. Additionally, Aristotle International Equity Fund underperformed the MSCI EAFE Index (net), which dragged performance for the trailing 12-month period.
Among the fixed income group, exposure to credit sectors such as bank loans and high yield bonds contributed to performance as they outperformed the Bloomberg U.S. Aggregate Bond Index over the trailing 12 months. Additionally, Aristotle Core Income Fund outperformed its benchmark and contributed to performance. Finally, exposure to short-term bonds and the outperformance from Aristotle Short Duration Income Fund further contributed to performance.
Outlook and Positioning
Given the strength of the U.S. economy, the Federal Reserve (Fed) has yet to feel the immediate need to initiate a rate cut campaign – even though inflation has decelerated since peaking in 2022. In fact, core personal consumption expenditure (PCE) has dipped below 3%, as it slowly approaches the Fed’s target of 2%.
Fed officials have acknowledged that if they cut rates too early they risk reigniting inflation and the Consumer Price Index surprised to the upside for March, though the main index and the core index were both below 4% versus a year ago. On the other hand, some Fed officials also realize constricting monetary policy too tightly and too long could stall economic activity. Given that the U.S. economy is mainly driven by consumption, the health of the labor market remains critical in supporting spending and economic activity more broadly.

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Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
Despite the announced layoffs within the tech sector over the past several quarters, the unemployment rate continues to remain below 4% and jobless claims have yet to show signs of weakness in the labor market. To no surprise, the hot labor market was one of the main contributors to the rise in inflation we saw in recent years. Coming out of the pandemic, many companies aggressively hired workers as stimulus checks were distributed and economic uncertainty started to abate. This ultimately created an environment that led to many dissatisfied workers who quit for various reasons, also referred to as the Great Resignation. Whether people quit to retire, relocate, and/ or find better opportunities, the competition among employers to fill vacancies led to higher wages. The combination of stimulus checks and higher wealth created by robust stock and real estate markets encouraged some of the older and experienced workers to leave the workforce. In turn, employers in industries that experienced high quit rates responded by raising wages to rebuild their staff.
Eventually, the stimulus savings shrank and economic activity slowed as the Fed aggressively raised interest rates. Now, conditions have changed; workers are embracing their jobs, and the quit rate has reversed to levels normally seen during recessionary periods.
This should mean that services inflation, which was the main driver of inflation, is likely to continue its downward path. While hiring activity has slowed over the past several quarters, the labor market appears to be stabilizing rather than deteriorating, as the unemployment rate remains low and job openings remain relatively high compared to past levels. These conditions should hold as long as business and consumer confidence remain healthy. The deceleration in inflation has boosted consumer sentiment, which tends to dictate future retail spending.
For the time being, it appears that the Fed may be close to achieving the elusive soft-landing scenario. Despite the aggressive rate hikes, the U.S. economy has yet to meaningfully slowdown. Still, the market expects the Fed to cut rates later this year. Even Fed Chairman Jerome Powell has hinted at cutting rates sometime this year. Nonetheless, this will all depend on how the economy evolves throughout the year.
Despite the solid economy, one reason the Fed may want to cut rates may be related to the coming debt maturity wall. This is when large amounts of debt mature, and borrowers will need to either pay back their loans or refinance their debt. This is particularly a concern within the commercial real estate (CRE) sector. A recent Fitch Ratings study showed that less than half of CRE borrowers would be able to refinance their debt due to mature this year (mainly because of higher interest rates). Unless interest rates fall, CRE default rates will likely continue climbing, which will force banks to take more losses.
Nevertheless, if the Fed starts to cut rates before debt maturities come due, then some of the pressures should dissipate. Lower rates should help keep debt delinquencies under control and prevent a systemic deterioration in the economy. If inflation continues to normalize to the Fed’s target rate, Powell and his fellow Federal Open Market Committee members may engineer a successful rotation in the economy and avoid a spiraling downturn.
For now, the probability of a recession has fallen to a point where we have begun to take on more equity risk in our portfolios. Instead of making aggressive moves at this point, we are taking calculated risks until we have more clarity. While conditions are steadily improving, we realize much will depend on how the Fed addresses the various risks on the horizon. As always, we will continue to monitor these risks and adjust our allocations accordingly.
Disclosures:
•
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

•
The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month.
•
The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

•
The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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Aristotle Funds Series Trust
Fund Performance
March 31, 2024 (Unaudited) (Continued)
•
The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

•
The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

•
The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

•
The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

•
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Results include the reinvestment of all dividends and distributions. Foreign benchmarks are reported after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.
Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

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Aristotle Funds Series Trust
Expense Example
March 31, 2024 (Unaudited)
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) depending on the share class, transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include management fees, distribution and/or service fees, and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds.
The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2023 to March 31, 2024, except as otherwise noted below.
Actual Expenses
The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The example includes, but is not limited to, management fees (consisting of an advisory fee and a supervision and administration fee), distribution and servicing fees, and other expenses borne prior to the conversion, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under U.S. generally accepted accounting principles. If transaction costs were included, your costs would be higher. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 1, 2023 - March 31, 2024	Expenses Paid During Period(a) October 1, 2023 - March 31, 2024
Aristotle Core Income Fund
Actual Fund Return
Class A	$1,000.00	$1,065.50	0.85%	$4.39
Class C	$1,000.00	$1,062.50	1.60%	$8.25
Class I	$1,000.00	$1,066.80	0.55%	$2.84
Class I-2	$1,000.00	$1,067.80	0.55%	$2.84
Hypothetical(b)
Class A	$1,000.00	$1,020.75	0.85%	$4.29
Class C	$1,000.00	$1,017.00	1.60%	$8.07
Class I	$1,000.00	$1,022.25	0.55%	$2.78
Class I-2	$1,000.00	$1,022.25	0.55%	$2.78
Aristotle ESG Core Bond Fund
Actual Fund Return
Class I	$1,000.00	$1,065.10	0.48%	$2.48
Class I-2	$1,000.00	$1,065.10	0.48%	$2.48
Hypothetical(b)
Class I	$1,000.00	$1,022.60	0.48%	$2.43
Class I-2	$1,000.00	$1,022.60	0.48%	$2.43

A-75

Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 1, 2023 - March 31, 2024	Expenses Paid During Period(a) October 1, 2023 - March 31, 2024
Aristotle Floating Rate Income Fund
Actual Fund Return
Class A	$1,000.00	$1,057.10	1.04%	$5.35
Class C	$1,000.00	$1,053.20	1.79%	$9.19
Class I	$1,000.00	$1,058.80	0.71%	$3.65
Class I-2	$1,000.00	$1,058.40	0.79%	$4.07
Hypothetical(b)
Class A	$1,000.00	$1,019.80	1.04%	$5.25
Class C	$1,000.00	$1,016.05	1.79%	$9.02
Class I	$1,000.00	$1,021.45	0.71%	$3.59
Class I-2	$1,000.00	$1,021.05	0.79%	$3.99
Aristotle High Yield Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,082.70	0.95%	$4.95
Class C	$1,000.00	$1,078.30	1.70%	$8.83
Class I	$1,000.00	$1,084.00	0.65%	$3.39
Class I-2	$1,000.00	$1,083.60	0.70%	$3.65
Hypothetical(b)
Class A	$1,000.00	$1,020.25	0.95%	$4.80
Class C	$1,000.00	$1,016.50	1.70%	$8.57
Class I	$1,000.00	$1,021.75	0.65%	$3.29
Class I-2	$1,000.00	$1,021.50	0.70%	$3.54
Aristotle Short Duration Income Fund
Actual Fund Return
Class A	$1,000.00	$1,040.10	0.75%	$3.83
Class C	$1,000.00	$1,036.00	1.50%	$7.64
Class I	$1,000.00	$1,041.50	0.45%	$2.30
Class I-2	$1,000.00	$1,042.20	0.50%	$2.55
Hypothetical(b)
Class A	$1,000.00	$1,021.25	0.75%	$3.79
Class C	$1,000.00	$1,017.50	1.50%	$7.57
Class I	$1,000.00	$1,022.75	0.45%	$2.28
Class I-2	$1,000.00	$1,022.50	0.50%	$2.53
Aristotle Strategic Income Fund
Actual Fund Return
Class A	$1,000.00	$1,077.10	0.94%	$4.88
Class C	$1,000.00	$1,073.10	1.69%	$8.76
Class I	$1,000.00	$1,078.10	0.64%	$3.32
Class I-2	$1,000.00	$1,078.20	0.69%	$3.58
Hypothetical(b)
Class A	$1,000.00	$1,020.30	0.94%	$4.75
Class C	$1,000.00	$1,016.55	1.69%	$8.52
Class I	$1,000.00	$1,021.80	0.64%	$3.23
Class I-2	$1,000.00	$1,021.55	0.69%	$3.49

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Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 1, 2023 - March 31, 2024	Expenses Paid During Period(a) October 1, 2023 - March 31, 2024
Aristotle Ultra Short Income Fund
Actual Fund Return
Class A	$1,000.00	$1,031.80	0.57%	$2.55
Class I	$1,000.00	$1,033.20	0.32%	$1.63
Class I-2	$1,000.00	$1,033.20	0.32%	$1.63
Hypothetical(b)
Class A	$1,000.00	$1,022.49	0.57%	$2.54
Class I	$1,000.00	$1,023.40	0.32%	$1.62
Class I-2	$1,000.00	$1,023.40	0.32%	$1.62
Aristotle Core Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,261.70	0.65%	$3.68
Hypothetical(b)
Class I-2	$1,000.00	$1,021.75	0.65%	$3.29
Aristotle Growth Equity Fund
Actual Fund Return
Class I	$1,000.00	$1,243.00	0.70%	$3.93
Hypothetical(b)
Class I	$1,000.00	$1,021.50	0.70%	$3.54
Aristotle International Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,141.20	0.79%	$4.23
Hypothetical(b)
Class I-2	$1,000.00	$1,021.05	0.79%	$3.99
Aristotle Small Cap Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,154.40	0.90%	$4.85
Hypothetical(b)
Class I-2	$1,000.00	$1,020.50	0.90%	$4.55
Aristotle Small/Mid Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,159.10	1.15%	$6.21
Class C	$1,000.00	$1,153.80	1.90%	$10.23
Class I	$1,000.00	$1,160.50	0.85%	$4.59
Class I-2	$1,000.00	$1,159.60	0.90%	$4.86
Hypothetical(b)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class C	$1,000.00	$1,015.50	1.90%	$9.57
Class I	$1,000.00	$1,020.75	0.85%	$4.29
Class I-2	$1,000.00	$1,020.50	0.90%	$4.55
Aristotle/Saul Global Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,186.40	0.81%	$4.43
Hypothetical(b)
Class I-2	$1,000.00	$1,020.95	0.81%	$4.09

A-77

Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 1, 2023 - March 31, 2024	Expenses Paid During Period(a) October 1, 2023 - March 31, 2024
Aristotle Value Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,228.10	0.69%	$3.84
Hypothetical(b)
Class I-2	$1,000.00	$1,021.55	0.69%	$3.49
Aristotle Portfolio Optimization Aggressive Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,180.70	0.71%	$3.87
Class C	$1,000.00	$1,176.20	1.46%	$7.94
Class I-2	$1,000.00	$1,182.50	0.46%	$2.51
Hypothetical(b)
Class A	$1,000.00	$1,021.45	0.71%	$3.59
Class C	$1,000.00	$1,017.70	1.46%	$7.36
Class I-2	$1,000.00	$1,022.70	0.46%	$2.33
Aristotle Portfolio Optimization Conservative Fund
Actual Fund Return
Class A	$1,000.00	$1,087.00	0.70%	$3.65
Class C	$1,000.00	$1,083.20	1.45%	$7.55
Class I-2	$1,000.00	$1,089.10	0.45%	$2.35
Hypothetical(b)
Class A	$1,000.00	$1,021.50	0.70%	$3.54
Class C	$1,000.00	$1,017.75	1.45%	$7.31
Class I-2	$1,000.00	$1,022.75	0.45%	$2.28
Aristotle Portfolio Optimization Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,161.40	0.71%	$3.84
Class C	$1,000.00	$1,158.00	1.46%	$7.88
Class I-2	$1,000.00	$1,163.70	0.46%	$2.49
Hypothetical(b)
Class A	$1,000.00	$1,021.45	0.71%	$3.59
Class C	$1,000.00	$1,017.70	1.46%	$7.36
Class I-2	$1,000.00	$1,022.70	0.46%	$2.33
Aristotle Portfolio Optimization Moderate Conservative Fund
Actual Fund Return
Class A	$1,000.00	$1,111.70	0.71%	$3.75
Class C	$1,000.00	$1,106.30	1.46%	$7.69
Class I-2	$1,000.00	$1,112.00	0.46%	$2.43
Hypothetical(b)
Class A	$1,000.00	$1,021.45	0.71%	$3.59
Class C	$1,000.00	$1,017.70	1.46%	$7.36
Class I-2	$1,000.00	$1,022.70	0.46%	$2.33

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Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 1, 2023 - March 31, 2024	Expenses Paid During Period(a) October 1, 2023 - March 31, 2024
Aristotle Portfolio Optimization Moderate Fund
Actual Fund Return
Class A	$1,000.00	$1,140.10	0.71%	$3.80
Class C	$1,000.00	$1,135.40	1.46%	$7.79
Class I-2	$1,000.00	$1,141.10	0.46%	$2.46
Hypothetical(b)
Class A	$1,000.00	$1,021.45	0.71%	$3.59
Class C	$1,000.00	$1,017.70	1.46%	$7.36
Class I-2	$1,000.00	$1,022.70	0.46%	$2.33

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the half-year period.

(b)	5% annualized return before expenses.

	Beginning Account Value October 23, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 23, 2023 - March 31, 2024	Expenses Paid During Period(a) October 23, 2023 - March 31, 2024
Aristotle Core Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,283.70	0.66%	$3.32
Hypothetical(c)
Class I	$1,000.00	$1,019.09	0.66%	$2.93
Aristotle International Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,181.40	0.79%	$3.79
Hypothetical(c)
Class I	$1,000.00	$1,018.52	0.79%	$3.51
Aristotle Small Cap Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,196.70	1.16%	$5.60
Class C	$1,000.00	$1,191.60	1.91%	$9.21
Class R6	$1,000.00	$1,198.00	0.85%	$4.11
Hypothetical(c)
Class A	$1,000.00	$1,016.89	1.16%	$5.15
Class C	$1,000.00	$1,013.59	1.91%	$8.46
Class R6	$1,000.00	$1,018.26	0.85%	$3.77

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 161/366 to reflect the number of days in the period.

(b)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an "Acquired Fund") into the applicable Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 161 days between the date of reorganization and the end of the period.

(c)	5% annualized return before expenses.

A-79

Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value October 26, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period October 26, 2023 - March 31, 2024	Expenses Paid During Period(a) October 26, 2023 - March 31, 2024
Aristotle Core Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,275.20	0.91%	$4.47
Hypothetical(c)
Class A	$1,000.00	$1,017.66	0.91%	$3.96

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 158/366 to reflect the number of days in the period.

(b)	This class commenced operation on October 25, 2023. The amounts shown are based on the 158 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

	Beginning Account Value December 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period December 1, 2023 - March 31, 2024	Expenses Paid During Period(a) December 1, 2023 - March 31, 2024
Aristotle Growth Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,140.80	0.96%	$3.43
Hypothetical(c)
Class A	$1,000.00	$1,013.47	0.96%	$3.22

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/366 to reflect the number of days in the period.

(b)	This class commenced operation on November 30, 2023. The amounts shown are based on the 122 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

	Beginning Account Value December 27, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period December 27, 2023 - March 31, 2024	Expenses Paid During Period(a) December 27, 2023 - March 31, 2024
Aristotle Value Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,076.20	0.69%	$1.86
Hypothetical(c)
Class I	$1,000.00	$1,011.19	0.69%	$1.80

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 95/366 to reflect the number of days in the period.

(b)	This class commenced operation on December 26, 2023. The amounts shown are based on the 95 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

A-80

Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value December 29, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period December 29, 2023 - March 31, 2024	Expenses Paid During Period(a) December 29, 2023 - March 31, 2024
Aristotle International Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,034.00	1.03%	$2.69
Hypothetical(c)
Class A	$1,000.00	$1,010.20	1.03%	$2.66
Aristotle Value Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,072.00	0.94%	$2.50
Hypothetical(c)
Class A	$1,000.00	$1,010.43	0.94%	$2.43

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 94/366 to reflect the number of days in the period.

(b)	This class commenced operation on December 28, 2023. The amounts shown are based on the 94 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

	Beginning Account Value January 17, 2024	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period January 17, 2024 - March 31, 2024	Expenses Paid During Period(a) January 17, 2024 - March 31, 2024
Aristotle Growth Equity Fund
Actual Fund Return(b)
Class I-2	$1,000.00	$1,091.80	0.71%	$1.52
Hypothetical(c)
Class I-2	$1,000.00	$1,008.79	0.71%	$1.46
Aristotle Small Cap Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,080.70	0.90%	$1.92
Hypothetical(c)
Class I	$1,000.00	$1,008.40	0.90%	$1.85
Aristotle/Saul Global Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,072.80	1.03%	$2.19
Class I	$1,000.00	$1,073.50	0.78%	$1.66
Hypothetical(c)
Class A	$1,000.00	$1,008.14	1.03%	$2.12
Class I	$1,000.00	$1,008.65	0.78%	$1.61

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 75/366 to reflect the number of days in the period.

(b)	This class commenced operation on January 16, 2024. The amounts shown are based on the 75 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

A-81

Aristotle Funds Series Trust
Expense Example (Continued)
March 31, 2024 (Unaudited)

	Beginning Account Value January 30, 2024	Ending Account Value March 31, 2024	Annualized Expense Ratio based on the period January 30, 2024 - March 31, 2024	Expenses Paid During Period(a) January 30, 2024 - March 31, 2024
Aristotle Value Equity Fund
Actual Fund Return(b)
Class R6	$1,000.00	$1,060.30	0.61%	$1.06
Hypothetical(c)
Class R6	$1,000.00	$1,007.44	0.61%	$1.04

(a)
Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/366 to reflect the number of days in the period.

(b)	This class commenced operation on January 29, 2024. The amounts shown are based on the 62 days between commencement date and the end of the period
(c)	5% annualized return before expenses.

A-82

Aristotle Core Income Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 39.7%
Communications — 1.4%
AT&T, Inc. 3.50%, 09/15/2053	$4,865,000	$3,435,102
3.85%, 06/01/2060	4,550,000	3,293,897
Charter Communications Operating LLC / Charter Communications Operating Capital 3.50%, 06/01/2041	4,500,000	3,023,897
3.85%, 04/01/2061	2,000,000	1,188,000
T-Mobile USA, Inc. 3.38%, 04/15/2029	4,600,000	4,257,924
5.20%, 01/15/2033	3,000,000	3,004,610
5.05%, 07/15/2033	7,200,000	7,125,285
Verizon Communications, Inc. 3.40%, 03/22/2041	7,550,000	5,904,667
5.50%, 02/23/2054	1,900,000	1,921,904
		33,155,286
Consumer Discretionary — 2.4%
1011778 BC ULC / New Red Finance, Inc., 3.88%, 01/15/2028(a)	9,000,000	8,464,856
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(a)	4,000,000	3,935,001
British Airways 2019-1 Class A Pass Through Trust, Series PTT, 3.35%, 06/15/2029(a)	1,692,186	1,559,626
Darden Restaurants, Inc., 6.30%, 10/10/2033	5,000,000	5,219,045
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	2,333,540	2,310,266
4.75%, 10/20/2028(a)	2,000,000	1,956,779
Ford Motor Credit Co. LLC 2.30%, 02/10/2025	2,000,000	1,940,050
3.38%, 11/13/2025	4,475,000	4,307,337
4.54%, 08/01/2026	1,725,000	1,675,203
2.70%, 08/10/2026	2,225,000	2,074,738
Genting New York LLC / GENNY Capital, Inc., 3.30%, 02/15/2026(a)	2,000,000	1,919,743
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc 5.00%, 06/01/2029(a)	2,000,000	1,866,713
4.88%, 07/01/2031(a)	2,850,000	2,554,270
Kohl’s Corp., 4.63%, 05/01/2031	3,000,000	2,527,500
Las Vegas Sands Corp., 3.90%, 08/08/2029	1,889,000	1,720,385
Marriott International, Inc./MD 2.75%, 10/15/2033	5,000,000	4,066,899
5.30%, 05/15/2034	700,000	692,616
Meritage Homes Corp., 3.88%, 04/15/2029(a)	1,500,000	1,379,804
Royal Caribbean Cruises Ltd., 7.25%, 01/15/2030(a)	5,000,000	5,198,435
Tapestry, Inc., 7.85%, 11/27/2033	2,000,000	2,172,338
		57,541,604
Consumer Staples — 1.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/2046	2,050,000	1,949,410

	Par	Value
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 01/23/2039	$5,000,000	$5,165,307
Bimbo Bakeries USA, Inc., 5.38%, 01/09/2036(a)	2,800,000	2,779,750
Campbell Soup Co., 5.40%, 03/21/2034	2,400,000	2,419,140
J M Smucker Co., 6.20%, 11/15/2033	9,200,000	9,818,999
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL, 6.75%, 03/15/2034(a)	3,250,000	3,416,877
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.00%, 05/15/2032	3,000,000	2,448,618
5.75%, 04/01/2033	1,000,000	985,812
Kraft Heinz Foods Co., 4.38%, 06/01/2046	6,500,000	5,493,624
McCormick & Co., Inc./MD, 4.95%, 04/15/2033	3,450,000	3,413,908
		37,891,445
Energy — 2.5%
Cheniere Energy Partners LP, 4.50%, 10/01/2029	7,000,000	6,669,088
Cheniere Energy, Inc., 5.65%, 04/15/2034(a)	2,000,000	2,015,532
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/2029(a)	5,075,000	5,017,581
Enbridge, Inc., 7.38% to 01/15/2028 then 5 yr. CMT Rate + 3.71%, 01/15/2083	3,001,000	3,022,562
Energy Transfer LP 6.50% to 11/15/2026 then 5 yr. CMT Rate + 5.69%, Perpetual	1,650,000	1,621,359
7.38%, 02/01/2031(a)	4,800,000	5,024,736
5.75%, 02/15/2033	4,800,000	4,879,515
5.55%, 05/15/2034	2,250,000	2,258,260
5.00%, 05/15/2044	4,000,000	3,540,604
MPLX LP
4.95%, 03/14/2052	1,750,000	1,538,227
5.65%, 03/01/2053	4,850,000	4,747,238
Oleoducto Central SA, 4.00%, 07/14/2027(a)	3,220,000	3,011,192
Targa Resources Corp., 6.50%, 03/30/2034	6,850,000	7,364,159
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 01/15/2032	7,250,000	6,531,377
		57,241,430
Financials — 15.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 5.75%, 06/06/2028	2,000,000	2,027,576
3.30%, 01/30/2032	4,100,000	3,517,897
Air Lease Corp. 4.65% to 06/15/2026 then 5 yr. CMT Rate + 4.08%, Perpetual	4,300,000	4,070,796
3.00%, 02/01/2030	6,000,000	5,307,774
Allianz SE, 6.35% to 09/06/2033 then 5 yr. CMT Rate + 3.23%, 09/06/2053(a)	1,800,000	1,893,926
American Homes 4 Rent LP, 5.50%, 02/01/2034	2,250,000	2,244,072
Aon North America, Inc., 5.45%, 03/01/2034	3,300,000	3,339,983
Avolon Holdings Funding Ltd., 4.25%, 04/15/2026(a)	1,350,000	1,303,446

See Notes to Financial Statements

A-83

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Banco do Brasil SA/Cayman, 6.00%, 03/18/2031(a)	$1,400,000	$1,408,750
Banco Mercantil del Norte SA/Grand Cayman 7.63% to 01/10/2028 then 10 Year CMT Rate + 5.35%, Perpetual(a)	1,324,000	1,326,260
8.38% to 10/14/2030 then 10 Year CMT Rate + 7.76%, Perpetual(a)	1,792,000	1,840,232
Banco Santander SA, 5.54% to 03/14/2029 then 1 yr. CMT Rate + 1.45%, 03/14/2030	5,600,000	5,601,453
Bank of America Corp. 4.38% to 01/27/2027 then 5 yr. CMT Rate + 2.76%, Perpetual	3,000,000	2,819,828
5.20% to 04/25/2028 then SOFR + 1.63%, 04/25/2029	7,000,000	7,008,783
2.69% to 04/22/2031 then SOFR + 1.32%, 04/22/2032	3,700,000	3,133,020
5.47% to 01/23/2034 then SOFR + 1.65%, 01/23/2035	5,800,000	5,840,003
2.48% to 09/21/2031 then 5 yr. CMT Rate + 1.20%, 09/21/2036	4,700,000	3,761,789
3.85% to 03/08/2032 then 5 yr. CMT Rate + 2.00%, 03/08/2037	4,000,000	3,539,019
Barclays PLC 9.63% to 06/15/2030 then USISSO05 + 5.78%, Perpetual	2,000,000	2,125,804
5.69% to 03/12/2029 then SOFR + 1.74%, 03/12/2030	7,800,000	7,843,196
BBVA Bancomer SA/Texas, 8.13% to 01/08/2034 then 5 yr. CMT Rate + 4.21%, 01/08/2039(a)	4,974,000	5,156,526
Block, Inc. 2.75%, 06/01/2026	4,000,000	3,765,875
3.50%, 06/01/2031	500,000	435,617
BNP Paribas SA, 8.50% to 08/14/2028 then 5 yr. CMT Rate + 4.35%, Perpetual(a)	4,250,000	4,452,946
BPCE SA, 6.51% to 01/18/2034 then 1 yr. CMT Rate + 2.79%, 01/18/2035(a)	1,750,000	1,779,934
Broadstone Net Lease LLC, 2.60%, 09/15/2031	2,750,000	2,178,466
Citigroup, Inc. 4.15% to 11/15/2026 then 5 yr. CMT Rate + 3.00%, Perpetual	3,000,000	2,770,902
2.56% to 05/01/2031 then SOFR + 1.17%, 05/01/2032	2,000,000	1,668,637
2.52% to 11/03/2031 then SOFR + 1.18%, 11/03/2032	4,500,000	3,692,319
6.27% to 11/17/2032 then SOFR + 2.34%, 11/17/2033	3,000,000	3,169,749
6.17% to 05/25/2033 then SOFR + 2.66%, 05/25/2034	6,450,000	6,553,267
5.83% to 02/13/2034 then SOFR + 2.06%, 02/13/2035	4,150,000	4,110,437
Danske Bank AS, 5.71% to 03/01/2029 then 1 yr. CMT Rate + 1.40%, 03/01/2030(a)	3,300,000	3,322,380
Extra Space Storage LP, 5.40%, 02/01/2034	5,800,000	5,776,670
Fiserv, Inc., 5.60%, 03/02/2033	8,200,000	8,363,238
Global Payments, Inc., 5.30%, 08/15/2029	2,850,000	2,838,858

	Par	Value
GLP Capital LP / GLP Financing II, Inc., 3.25%, 01/15/2032	$8,700,000	$7,332,645
Goldman Sachs Group, Inc. 4.48% to 08/23/2027 then SOFR + 1.73%, 08/23/2028	7,000,000	6,846,001
7.50% to 02/10/2029 then 5 yr. CMT Rate + 3.16%, Perpetual	2,500,000	2,660,853
2.62% to 04/22/2031 then SOFR + 1.28%, 04/22/2032	7,950,000	6,674,494
2.38% to 07/21/2031 then SOFR + 1.25%, 07/21/2032	8,600,000	7,057,368
Host Hotels & Resorts LP 3.50%, 09/15/2030	1,500,000	1,335,016
2.90%, 12/15/2031	5,900,000	4,906,955
HSBC Holdings PLC, 4.70% to 09/09/2031 then 5 yr. CMT Rate + 3.25%, Perpetual	3,150,000	2,656,921
JPMorgan Chase & Co. 4.85% to 07/25/2027 then SOFR + 1.99%, 07/25/2028	7,000,000	6,943,247
6.88% to 06/01/2029 then 5 yr. CMT Rate + 2.74%, Perpetual	4,400,000	4,563,998
5.72% to 09/14/2032 then SOFR + 2.58%, 09/14/2033	8,750,000	8,927,843
6.25% to 10/23/2033 then SOFR + 1.81%, 10/23/2034	5,950,000	6,359,647
5.34% to 01/23/2034 then SOFR + 1.62%, 01/23/2035	13,150,000	13,206,382
Kite Realty Group LP, 5.50%, 03/01/2034	4,450,000	4,423,581
Liberty Mutual Group, Inc., 4.30%, 02/01/2061(a)	3,650,000	2,328,382
Lloyds Banking Group PLC, 5.46% to 01/05/2027 then 1 yr. CMT Rate + 1.38%, 01/05/2028	5,050,000	5,052,743
Massachusetts Mutual Life Insurance Co., 5.67%, 12/01/2052(a)	4,700,000	4,700,041
Morgan Stanley 5.12% to 02/01/2028 then SOFR + 1.73%, 02/01/2029	2,000,000	1,995,906
5.16% to 04/20/2028 then SOFR + 1.59%, 04/20/2029	9,700,000	9,695,079
2.94% to 01/21/2032 then SOFR + 1.29%, 01/21/2033	4,700,000	3,995,993
6.34% to 10/18/2032 then SOFR + 2.56%, 10/18/2033	1,000,000	1,070,387
6.63% to 11/01/2033 then SOFR + 2.05%, 11/01/2034	1,300,000	1,423,057
5.47% to 01/18/2034 then SOFR + 1.73%, 01/18/2035	3,000,000	3,027,954
2.48% to 09/16/2031 then SOFR + 1.36%, 09/16/2036	9,700,000	7,675,959
5.94% to 02/07/2034 then 5 yr. CMT Rate + 1.80%, 02/07/2039	6,800,000	6,762,444
Nasdaq, Inc., 5.95%, 08/15/2053	4,150,000	4,376,417
Northwestern Mutual Life Insurance Co., 3.63%, 09/30/2059(a)	5,000,000	3,524,641
PNC Financial Services Group, Inc. 6.25% to 03/15/2030 then H157 Year CMT Rate + 2.81%, Perpetual	4,050,000	3,935,273

See Notes to Financial Statements

A-84

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
6.88% to 10/20/2033 then SOFR + 2.28%, 10/20/2034	$6,500,000	$7,121,398
5.68% to 01/22/2034 then SOFR + 1.90%, 01/22/2035	2,600,000	2,624,856
Principal Financial Group, Inc., 5.38%, 03/15/2033	3,150,000	3,176,930
Prologis LP, 5.13%, 01/15/2034	4,250,000	4,270,478
Prudential Financial, Inc., 6.75% to 03/01/2033 then 5 yr. CMT Rate + 2.85%, 03/01/2053	2,600,000	2,709,702
Skandinaviska Enskilda Banken AB, 5.38%, 03/05/2029(a)	3,900,000	3,910,999
State Street Corp., 6.70% to 03/15/2029 then 5 yr. CMT Rate + 2.61%, Perpetual	3,650,000	3,712,860
Sun Communities Operating LP, 5.70%, 01/15/2033	5,000,000	4,961,924
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/2047(a)	3,000,000	2,489,790
UBS Group AG 7.75% to 04/12/2031 then USISSO05 + 4.16%, Perpetual(a)	6,800,000	7,010,589
5.70% to 02/08/2034 then 1 yr. CMT Rate + 1.77%, 02/08/2035(a)	4,000,000	4,022,060
US Bancorp 5.84% to 06/10/2033 then SOFR + 2.26%, 06/12/2034	4,500,000	4,588,360
5.68% to 01/23/2034 then SOFR + 1.86%, 01/23/2035	6,350,000	6,414,462
VICI Properties LP 4.75%, 02/15/2028	3,000,000	2,928,310
5.75%, 04/01/2034	2,400,000	2,379,493
VICI Properties LP / VICI Note Co., Inc. 3.50%, 02/15/2025(a)	2,300,000	2,251,036
3.75%, 02/15/2027(a)	2,250,000	2,133,891
4.63%, 12/01/2029(a)	12,081,000	11,432,852
Wells Fargo & Co. 5.39% to 04/24/2033 then SOFR + 2.02%, 04/24/2034	4,450,000	4,423,856
5.50% to 01/23/2034 then SOFR + 1.78%, 01/23/2035	9,250,000	9,275,259
		365,287,760
Health Care — 2.7%
AbbVie, Inc., 5.40%, 03/15/2054	7,500,000	7,725,797
Amgen, Inc. 5.25%, 03/02/2030	7,000,000	7,109,044
5.65%, 03/02/2053	2,350,000	2,396,245
Cigna Group, 5.40%, 03/15/2033	4,000,000	4,074,587
Gilead Sciences, Inc., 5.55%, 10/15/2053	3,100,000	3,211,092
HCA, Inc. 5.20%, 06/01/2028	3,000,000	3,009,769
5.45%, 04/01/2031	3,650,000	3,670,304
Humana, Inc., 5.50%, 03/15/2053	3,300,000	3,213,217
IQVIA, Inc., 5.70%, 05/15/2028	5,600,000	5,684,665
Merck & Co., Inc., 5.15%, 05/17/2063	3,900,000	3,865,620

	Par	Value
UnitedHealth Group, Inc. 4.75%, 05/15/2052	$3,750,000	$3,480,668
5.05%, 04/15/2053	6,000,000	5,831,665
Universal Health Services, Inc. 2.65%, 10/15/2030	4,450,000	3,775,862
2.65%, 01/15/2032	3,325,000	2,722,219
Viatris, Inc., 3.85%, 06/22/2040	5,350,000	3,954,650
		63,725,404
Industrials — 2.9%
BAE Systems PLC 5.30%, 03/26/2034(a)	5,550,000	5,579,923
5.50%, 03/26/2054(a)	1,450,000	1,464,824
Flowserve Corp. 3.50%, 10/01/2030	1,035,000	920,648
2.80%, 01/15/2032	7,673,000	6,313,458
HEICO Corp., 5.35%, 08/01/2033	10,300,000	10,339,198
Honeywell International, Inc., 4.50%, 01/15/2034	7,000,000	6,808,429
nVent Finance Sarl 2.75%, 11/15/2031	4,300,000	3,550,209
5.65%, 05/15/2033	4,350,000	4,386,927
Regal Rexnord Corp., 6.40%, 04/15/2033(a)	5,000,000	5,190,635
Republic Services, Inc. 4.88%, 04/01/2029	2,500,000	2,504,943
5.00%, 12/15/2033	2,250,000	2,235,522
5.00%, 04/01/2034	4,000,000	3,972,301
Veralto Corp. 5.35%, 09/18/2028(a)	850,000	861,523
5.45%, 09/18/2033(a)	2,400,000	2,431,085
Weir Group PLC, 2.20%, 05/13/2026(a)	7,950,000	7,381,804
Westinghouse Air Brake Technologies Corp., 5.61%, 03/11/2034	2,300,000	2,330,616
		66,272,045
Materials — 0.2%
Berry Global, Inc., 4.88%, 07/15/2026(a)	2,000,000	1,961,468
Smurfit Kappa Treasury ULC, 5.20%, 01/15/2030(a)	2,600,000	2,597,742
		4,559,210
Technology — 2.2%
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(a)	5,000,000	4,689,063
5.95%, 08/04/2033	1,450,000	1,501,848
Broadcom, Inc. 3.14%, 11/15/2035(a)	7,500,000	6,062,087
4.93%, 05/15/2037(a)	2,500,000	2,373,922
Concentrix Corp., 6.85%, 08/02/2033	2,600,000	2,585,992
Intel Corp. 5.70%, 02/10/2053	5,800,000	5,999,867
5.60%, 02/21/2054	4,900,000	4,996,214
Jabil, Inc., 5.45%, 02/01/2029	4,050,000	4,073,241
Kyndryl Holdings, Inc. 3.15%, 10/15/2031	6,500,000	5,472,649

See Notes to Financial Statements

A-85

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
6.35%, 02/20/2034	$1,950,000	$2,002,627
Micron Technology, Inc., 5.30%, 01/15/2031	2,150,000	2,163,224
Oracle Corp., 3.95%, 03/25/2051	7,000,000	5,337,506
Skyworks Solutions, Inc., 3.00%, 06/01/2031	1,300,000	1,090,924
Texas Instruments, Inc., 5.05%, 05/18/2063	2,000,000	1,949,389
		50,298,553
Utilities — 8.0%
AES Corp., 5.45%, 06/01/2028	8,000,000	7,987,917
Ameren Corp., 5.00%, 01/15/2029	10,350,000	10,299,490
American Electric Power Co., Inc. 5.20%, 01/15/2029	2,850,000	2,858,346
5.63%, 03/01/2033	4,700,000	4,773,878
Arizona Public Service Co., 5.55%, 08/01/2033	4,100,000	4,149,179
Boston Gas Co., 6.12%, 07/20/2053(a)	2,600,000	2,657,904
Brooklyn Union Gas Co., 4.63%, 08/05/2027(a)	3,725,000	3,618,646
Dominion Energy, Inc., 4.35% to 04/15/2027 then 5 yr. CMT Rate + 3.20%, Perpetual	6,150,000	5,788,173
DPL, Inc., 4.35%, 04/15/2029	1,350,000	1,237,581
Duke Energy Corp., 6.10%, 09/15/2053	5,250,000	5,552,850
Duke Energy Ohio, Inc., 5.65%, 04/01/2053	3,000,000	3,058,007
Duke Energy Progress LLC, 5.25%, 03/15/2033	5,600,000	5,672,272
Duke Energy Progress NC Storm Funding LLC, 2.39%, 07/01/2037	5,350,000	4,322,062
Edison International, 8.13% to 06/15/2028 then 5 yr. CMT Rate + 3.86%, 06/15/2053	7,000,000	7,256,858
Exelon Corp., 5.45%, 03/15/2034	2,850,000	2,870,350
FirstEnergy Corp., 4.15%, 07/15/2027	3,500,000	3,359,546
Florida Power & Light Co., 4.63%, 05/15/2030	6,650,000	6,610,662
Georgia Power Co., 5.25%, 03/15/2034	6,000,000	6,065,741
Indianapolis Power & Light Co., 5.70%, 04/01/2054(a)	1,350,000	1,354,548
IPALCO Enterprises, Inc., 4.25%, 05/01/2030	2,400,000	2,236,199
KeySpan Gas East Corp., 3.59%, 01/18/2052(a)	2,850,000	1,939,738
National Grid PLC, 5.81%, 06/12/2033	3,950,000	4,037,690
Nevada Power Co., 5.90%, 05/01/2053	2,950,000	3,078,200
NextEra Energy Capital Holdings, Inc. 5.25%, 03/15/2034	7,000,000	6,987,201
6.70% to 09/01/2029 then 5 yr. CMT Rate + 2.36%, 09/01/2054	4,700,000	4,727,099
NextEra Energy Operating Partners LP 4.25%, 07/15/2024(a)	2,000,000	1,983,735
7.25%, 01/15/2029(a)	7,000,000	7,170,331
Pacific Gas and Electric Co., 6.95%, 03/15/2034	2,000,000	2,190,981
PacifiCorp 5.30%, 02/15/2031	7,000,000	7,024,875
5.50%, 05/15/2054	2,000,000	1,926,340
PG&E Energy Recovery Funding LLC, 2.28%, 01/15/2036	2,400,000	1,880,107
Piedmont Natural Gas Co., Inc., 5.05%, 05/15/2052	1,750,000	1,599,321
Sempra 5.50%, 08/01/2033	5,900,000	5,919,759

	Par	Value
4.13% to 04/01/2027 then 5 yr. CMT Rate + 2.87%, 04/01/2052	$5,000,000	$4,637,731
Southern California Gas Co., 5.60%, 04/01/2054	6,700,000	6,709,071
Southern Co., 5.70%, 03/15/2034	3,150,000	3,250,770
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	4,900,000	5,074,730
Southwestern Electric Power Co., 5.30%, 04/01/2033	5,000,000	4,943,020
Texas Electric Market Stabilization Funding N LLC, 4.27%, 08/01/2034(a)	1,765,786	1,711,264
Virginia Electric and Power Co. 5.00%, 04/01/2033	2,650,000	2,616,069
5.00%, 01/15/2034	4,300,000	4,223,944
Vistra Operations Co. LLC, 6.95%, 10/15/2033(a)	9,400,000	10,041,897
		185,404,082
TOTAL CORPORATE BONDS (Cost $941,817,898)		921,376,819
U.S. TREASURY OBLIGATIONS — 21.4%
United States Treasury Note/Bond 3.63%, 03/31/2030	12,000,000	11,618,672
0.63%, 05/15/2030	30,000,000	24,235,547
4.38%, 11/30/2030	14,000,000	14,118,398
1.13%, 02/15/2031	25,000,000	20,506,836
2.88%, 05/15/2032	17,000,000	15,438,125
2.75%, 08/15/2032	27,000,000	24,220,898
3.50%, 02/15/2033	20,000,000	18,945,312
3.38%, 05/15/2033	19,000,000	17,802,481
3.88%, 08/15/2033	34,000,000	33,104,844
4.50%, 11/15/2033	46,000,000	47,031,405
4.00%, 02/15/2034	34,000,000	33,442,188
1.13%, 05/15/2040	14,500,000	9,064,766
1.75%, 08/15/2041	22,000,000	14,855,156
4.00%, 11/15/2042	11,500,000	10,836,055
4.75%, 11/15/2043	5,000,000	5,188,281
3.00%, 11/15/2044	13,000,000	10,414,727
2.50%, 02/15/2046	3,500,000	2,532,441
2.50%, 05/15/2046	3,000,000	2,165,273
2.25%, 08/15/2046	7,550,000	5,169,833
2.75%, 11/15/2047	2,000,000	1,495,078
1.25%, 05/15/2050	9,000,000	4,606,172
1.38%, 08/15/2050	6,500,000	3,434,590
2.00%, 08/15/2051	30,000,000	18,596,484
1.88%, 11/15/2051	10,500,000	6,292,207
2.25%, 02/15/2052	16,500,000	10,857,774
2.88%, 05/15/2052	9,500,000	7,191,055
3.00%, 08/15/2052	14,000,000	10,878,438
3.63%, 02/15/2053	12,000,000	10,540,313
3.63%, 05/15/2053	16,000,000	14,062,188
4.13%, 08/15/2053	34,000,000	32,687,813

See Notes to Financial Statements

A-86

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
4.75%, 11/15/2053	$12,400,000	$13,239,906
4.25%, 02/15/2054	44,650,000	43,920,949
TOTAL U.S. TREASURY OBLIGATIONS (Cost $531,683,512)		498,494,205
BANK LOANS — 14.0%
Communications — 0.3%
SBA Senior Finance II LLC, Senior Secured First Lien, 7.34% (1 mo. SOFR US + 2.00%), 01/27/2031	6,922,318	6,942,877
Consumer Discretionary — 5.2%
Allied Universal Holdco LLC, Senior Secured First Lien, 9.18% (1 mo. SOFR US + 3.75%), 05/15/2028	4,268,716	4,268,311
Beacon Roofing Supply, Inc., Senior Secured First Lien, 7.32% (1 mo. Term SOFR + 2.00%), 05/19/2028	6,920,465	6,935,413
Caesars Entertainment, Inc., Senior Secured First Lien, 8.04% (3 mo. SOFR US + 2.75%), 02/06/2031	15,500,000	15,531,466
Chariot Buyer LLC, Senior Secured First Lien 8.68% (1 mo. SOFR US + 3.25%), 11/03/2028	6,907,086	6,905,808
9.08% (1 mo. SOFR US + 3.75%), 11/03/2028	5,000,000	5,016,675
ClubCorp Holdings, Inc., Senior Secured First Lien, 10.61% (3 mo. SOFR US + 5.00%), 09/18/2026	2,712,541	2,721,275
Flutter Financing BV, Senior Secured First Lien, 7.56% (3 mo. SOFR US + 2.25%), 11/29/2030	7,481,250	7,497,933
Hilton Domestic Operating Co., Inc., Senior Secured First Lien, 7.18% (1 mo. SOFR US + 1.75%), 06/21/2028	6,500,000	6,519,045
Hilton Grand Vacations Borrower LLC, Senior Secured First Lien, 8.19% (1 mo. SOFR US + 2.75%), 08/02/2028	7,412,494	7,429,505
Marriott Ownership Resorts, Inc., Senior Secured First Lien 7.18% (1 mo. SOFR US + 1.75%), 09/02/2025	10,348,272	10,332,749
7.57% (1 mo. Term SOFR + 2.25%), 03/17/2031	10,000,000	9,975,000
SeaWorld Parks & Entertainment, Inc., Senior Secured First Lien, 7.83% (1 mo. SOFR US + 2.50%), 08/25/2028	15,087,922	15,103,010
SRS Distribution, Inc., Senior Secured First Lien 8.68% (1 mo. SOFR US + 3.25%), 06/05/2028	3,665,649	3,690,172
8.94% (1 mo. Term SOFR + 3.50%), 06/05/2028	1,820,332	1,834,977
United Airlines, Inc., Senior Secured First Lien, 8.08% (3 mo. SOFR US + 2.75%), 02/24/2031	8,000,000	8,022,480

	Par	Value
Wand NewCo 3, Inc., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 01/30/2031	$11,000,000	$11,043,835
		122,827,654
Energy — 0.5%
Buckeye Partners LP, Senior Secured First Lien, 7.33% (1 mo. SOFR US + 2.00%), 11/02/2026	12,250,000	12,286,628
Financials — 3.1%
AssuredPartners, Inc., Senior Secured First Lien, 8.94% (1 mo. SOFR US + 3.50%), 02/12/2027	8,545,116	8,563,574
Avolon TLB Borrower 1 US LLC, Senior Secured First Lien, 7.33% (1 mo. SOFR US + 2.00%), 06/22/2028	12,468,750	12,486,331
Boost Newco Borrower LLC, Senior Secured First Lien, 8.31% (3 mo. SOFR US + 3.00%), 01/31/2031	6,500,000	6,531,168
Deerfield Dakota Holding LLC, Senior Secured First Lien, 9.06% (3 mo. SOFR US + 3.75%), 04/09/2027	15,469,152	15,412,224
Delos Aircraft Leasing DAC, Senior Secured First Lien, 7.35% (3 mo. SOFR US + 2.00%), 10/31/2027	6,000,000	6,022,500
HUB International Ltd., Senior Secured First Lien, 8.57% (3 mo. SOFR US + 3.25%), 06/20/2030	14,731,875	14,753,899
NFP Corp., Senior Secured First Lien, 8.69% (1 mo. SOFR US + 3.25%), 02/13/2027	3,543,064	3,551,479
USI, Inc./NY, Senior Secured First Lien, 8.35% (3 mo. SOFR US + 3.00%), 11/22/2029	4,735,343	4,743,227
		72,064,402
Health Care — 0.2%
Pathway Vet Alliance LLC, Senior Secured First Lien, 9.19% (1 mo. SOFR US + 3.75%), 03/31/2027	4,340,336	3,820,862
Industrials — 2.1%
BCPE Empire Holdings, Inc., Senior Secured First Lien, 9.33% (1 mo. SOFR US + 4.00%), 12/25/2028	7,000,000	7,015,750
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.35% (3 mo. SOFR US + 4.00%), 11/22/2029	6,965,000	7,014,347
STS Operating, Inc., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 03/25/2031	4,000,000	4,013,760
Titan Acquisition Ltd./Canada, Senior Secured First Lien 8.44% (1 mo. SOFR US + 3.00%), 03/28/2025	6,944,591	6,947,473
10.59% (1 mo. Term SOFR + 5.00%), 02/01/2029	5,000,000	5,019,275

See Notes to Financial Statements

A-87

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
TK Elevator US Newco, Inc., Senior Secured First Lien 9.08% (6 mo. SOFR US + 3.50%), 07/30/2027	$3,881,113	$3,898,636
9.08% (6 mo. SOFR US + 3.50%), 07/30/2027	1,093,918	1,098,857
TransDigm, Inc., Senior Secured First Lien, 8.06% (3 mo. SOFR US + 2.75%), 08/24/2028	12,812,047	12,870,150
		47,878,248
Materials — 0.3%
Proampac PG Borrower LLC, Senior Secured First Lien 9.80% (3 mo. SOFR US + 4.50%), 09/15/2028	4,458,952	4,472,329
9.82% (3 mo. SOFR US + 4.50%), 09/15/2028	2,199,750	2,206,349
		6,678,678
Medical Equipment & Devices Manufacturing — 0.1%
Medline Borrower LP, Senior Secured First Lien, 8.45% (1 mo. Term SOFR + 3.00%), 10/23/2028	1,459,885	1,464,696
Technology — 2.2%
Applied Systems, Inc., Senior Secured First Lien, 8.81% (3 mo. SOFR US + 3.50%), 02/24/2031	2,918,031	2,938,880
Central Parent, Inc., Senior Secured First Lien, 9.31% (3 mo. SOFR US + 4.00%), 07/06/2029	5,969,925	5,994,461
CoreLogic, Inc., Senior Secured First Lien, 8.94% (1 mo. SOFR US + 3.50%), 06/02/2028	8,133,520	7,972,761
Dun & Bradstreet Corp., Senior Secured First Lien, 8.07% (1 mo. Term SOFR + 2.75%), 01/18/2029	8,000,000	8,007,480
Epicor Software Corp., Senior Secured First Lien, 8.69% (1 mo. SOFR US + 3.25%), 07/30/2027	4,974,293	4,997,498
Polaris Newco LLC, Senior Secured First Lien, 9.57% (3 mo. SOFR US + 4.00%), 06/05/2028	3,969,543	3,935,743
UKG, Inc., Senior Secured First Lien, 8.81% (3 mo. SOFR US + 3.50%), 02/10/2031	13,009,333	13,092,659
Verscend Holding Corp., Senior Secured First Lien, 9.44% (1 mo. SOFR US + 4.00%), 08/27/2025	4,454,198	4,459,766
		51,399,248
TOTAL BANK LOANS (Cost $324,266,368)		325,363,293

	Par	Value
ASSET-BACKED SECURITIES — 9.5%
Ally Auto Receivables Trust Series 2022-1, Class A3, 3.31%, 11/15/2026	$1,072,651	$1,055,691
Series 2023-1, Class A2, 5.76%, 11/15/2026	2,507,677	2,508,215
Series 2023-1, Class A3, 5.46%, 05/15/2028	5,600,000	5,606,551
American Airlines Group, Inc. Series 2012-2, 4.63%, 06/03/2025	1,448,698	1,423,284
Series 2015-2, 3.60%, 09/22/2027	3,167,153	2,977,124
Series 2016-2, 3.20%, 06/15/2028	4,322,196	3,964,340
Series A, 2.88%, 07/11/2034	2,942,609	2,507,103
Series AA, 3.15%, 02/15/2032	1,778,972	1,580,450
Series B, 3.95%, 07/11/2030	1,124,500	1,029,861
AmeriCredit Automobile Receivables Trust Series 2021-1, Class C, 0.89%, 10/19/2026	2,450,000	2,361,855
Series 2021-3, Class C, 1.41%, 08/18/2027	3,500,000	3,273,134
Series 2023-2, Class A2, 6.19%, 04/19/2027	4,636,753	4,646,365
Bank of America Auto Trust, Series 2023-1A, Class A2, 5.83%, 05/15/2026(a)	1,261,994	1,262,512
British Airways PLC Series 2013-1, 4.63%, 06/20/2024(a)	337,713	336,745
Series 2019-1, 3.30%, 12/15/2032(a)	5,223,423	4,663,732
Chase Card Funding LLC Series 2023-A2, Class A, 5.08%, 09/15/2030	5,700,000	5,763,396
Series 2024-A2, Class A, 4.63%, 01/15/2031	7,200,000	7,150,717
Delta Air Lines, Inc., Series 2015-1, 3.63%, 07/30/2027	2,578,614	2,446,460
Ford Credit Auto Owner Trust Series 2020-1, Class A, 2.04%, 08/15/2031(a)	2,000,000	1,936,686
Series 2021-2, Class A, 1.53%, 05/15/2034(a)	1,050,000	956,806
Series 2022-1, Class A, 3.88%, 11/15/2034(a)	3,250,000	3,125,666
Series 2022-A, Class A3, 1.29%, 06/15/2026	299,768	293,325
Series 2022-D, Class A3, 5.27%, 05/17/2027	2,000,000	1,994,909
Series 2023-2, Class A, 5.28%, 02/15/2036(a)	6,000,000	6,041,774
Series 2023-A, Class A2A, 5.14%, 03/15/2026	1,377,218	1,374,083
Series 2023-B, Class A2A, 5.57%, 06/15/2026	5,370,552	5,367,090
Series 2024-1, Class A, 4.87%, 08/15/2036(a)	8,800,000	8,889,851
Ford Motor Co., Series 2018-1, Class A, 3.19%, 07/15/2031(a)	4,000,000	3,919,412
General Motors Financial Co., Inc. Series 2020-2, Class C, 1.48%, 02/18/2026	573,167	565,377
Series 2020-3, Class B, 0.76%, 12/18/2025	369,721	368,333
GM Financial Consumer Automobile Receivables Trust Series 2022-1, Class A3, 1.26%, 11/16/2026	1,143,913	1,113,772
Series 2022-4, Class A2A, 4.60%, 11/17/2025	73,770	73,579
Series 2023-2, Class A2A, 5.10%, 05/18/2026	811,141	809,146
GM Financial Revolving Receivables Trust Series 2023-1, Class A, 5.12%, 04/11/2035(a)	4,100,000	4,103,900
Series 2023-2, Class A, 5.77%, 08/11/2036(a)	3,650,000	3,769,225
Series 2024-1, Class A, 4.98%, 12/11/2036(a)	2,000,000	1,993,378

See Notes to Financial Statements

A-88

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Hilton Grand Vacations, Inc., Series 2022-1D, Class A, 3.61%, 06/20/2034(a)	$377,028	$360,227
Marriott Vacations Worldwide Corp. Series 2020-1A, Class A, 1.74%, 10/20/2037(a)	198,727	186,497
Series 2023-1A, Class A, 4.93%, 10/20/2040(a)	1,550,077	1,535,676
Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3, 4.51%, 11/15/2027	5,000,000	4,941,660
Navient Student Loan Trust Series 2019-EA, Class A2A, 2.64%, 05/15/2068 (a)	588,515	566,313
Series 2020-2A, Class A1A, 1.32%, 08/26/2069 (a)	2,498,786	2,214,355
Series 2020-A, Class A2A, 2.46%, 11/15/2068(a)	550,341	517,808
Series 2020-BA, Class A2, 2.12%, 01/15/2069(a)	3,388,288	3,104,155
Series 2020-CA, Class A2A, 2.15%, 11/15/2068(a)	501,761	461,876
Series 2020-EA, Class A, 1.69%, 05/15/2069(a)	3,210,995	2,883,393
Series 2020-FA, Class A, 1.22%, 07/15/2069(a)	558,998	504,499
Series 2020-GA, Class A, 1.17%, 09/16/2069(a)	438,185	392,681
Series 2020-HA, Class A, 1.31%, 01/15/2069(a)	802,218	742,078
Series 2021-1A, Class A1A, 1.31%, 12/26/2069(a)	1,297,040	1,121,008
Series 2021-A, Class A, 0.84%, 05/15/2069(a)	533,448	468,395
Series 2021-BA, Class A, 0.94%, 07/15/2069(a)	1,483,554	1,299,518
Series 2022-A, Class A, 2.23%, 07/15/2070(a)	9,579,326	8,411,542
Series 2022-BA, Class A, 4.16%, 10/15/2070(a)	10,252,719	9,843,230
Series 2023-A, Class A, 5.51%, 10/15/2071(a)	8,065,542	8,098,645
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 05/14/2035(a)	2,700,000	2,645,232
Santander Consumer USA Holdings, Inc. Series 2022-2, Class B, 3.44%, 09/15/2027	2,040,000	2,006,529
Series 2022-4, Class B, 4.42%, 11/15/2027	2,800,000	2,764,033
Series 2023-3, Class A3, 5.61%, 10/15/2027	2,050,000	2,050,037
Series 2023-3, Class B, 5.61%, 07/17/2028	1,250,000	1,249,249
Santander Consumer USA, Inc. Series 2022-6, Class A3, 4.49%, 11/16/2026	4,367,617	4,349,376
Series 2022-7, Class A2, 5.81%, 01/15/2026	99,177	99,163
SLM Student Loan Trust, Series 2004-3A, Class A6B, 6.17% (90 day avg SOFR US + 0.81%), 10/25/2064(a)	1,157,596	1,144,602
SMB Private Education Loan Trust Series 2016-A, Class A2A, 2.70%, 05/15/2031(a)	171,599	170,105
Series 2016-B, Class A2A, 2.43%, 02/17/2032(a)	444,376	436,980

	Par	Value
Series 2016-C, Class A2A, 2.34%, 09/15/2034(a)	$331,598	$326,252
Series 2017-A, Class A2A, 2.88%, 09/15/2034(a)	1,378,972	1,340,267
Series 2017-B, Class A2A, 2.82%, 10/15/2035(a)	1,028,367	990,718
Series 2018-A, Class A2A, 3.50%, 02/15/2036(a)	1,580,526	1,539,206
Series 2018-B, Class A2A, 3.60%, 01/15/2037(a)	443,404	433,271
Series 2018-C, Class A2A, 3.63%, 11/15/2035(a)	620,158	605,882
Series 2020-A, Class A2A, 2.23%, 09/15/2037(a)	3,271,798	3,045,188
Series 2020-B, Class A1A, 1.29%, 07/15/2053(a)	1,413,704	1,282,885
Series 2021-A, Class APT2, 1.07%, 01/15/2053(a)	2,725,351	2,378,538
Series 2021-A, Class A2A2, 6.17% (1 mo. Term SOFR + 0.84%), 01/15/2053(a)	584,923	577,183
Series 2021-E, Class A1A, 1.68%, 02/15/2051(a)	1,718,769	1,554,536
Series 2022-C, Class A1A, 4.48%, 05/16/2050(a)	2,290,220	2,213,103
Series 2023-C, Class A1A, 5.67%, 11/15/2052(a)	2,567,873	2,590,789
Series 2024-A, Class A1A, 5.24%, 03/15/2056(a)	7,000,000	7,033,812
SMB Private Education Loan Trust 2019-A, Series 2019-A, Class A2A, 3.44%, 07/15/2036(a)	922,936	893,282
SoFi Professional Loan Program LLC Series 2019-C, Class A2FX, 2.37%, 11/16/2048(a)	718,595	670,718
Series 2020-A, Class A2FX, 2.54%, 05/15/2046(a)	1,044,347	972,633
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 06/25/2036(a)	4,550,000	4,543,699
Toyota Auto Receivables Owner Trust Series 2021-C, Class A3, 0.43%, 01/15/2026	1,289,272	1,261,553
Series 2023-C, Class A2A, 5.60%, 08/17/2026	916,771	916,327
United Airlines, Inc. 5.80%, 01/15/2036	5,550,000	5,632,632
Series 2019-1, 4.15%, 08/25/2031	879,792	816,007
Series A, 4.00%, 10/29/2024	1,759,789	1,737,888
Series A, 2.90%, 05/01/2028	1,158,757	1,037,667
Verizon Master Trust Series 2023-3, Class A, 4.73%, 04/21/2031(a)	6,900,000	6,872,047
Series 2024-2, Class A, 4.83%, 12/22/2031(a)	4,150,000	4,144,288
TOTAL ASSET-BACKED SECURITIES (Cost $225,271,264)		221,233,080

See Notes to Financial Statements

A-89

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
MORTGAGE-BACKED SECURITIES — 6.7%
Fannie Mae or Freddie Mac 6.00%, 04/15/2041	$20,000,000	$20,187,504
Pool 000TBA, 5.50%, 03/25/2053	21,000,000	20,908,125
Federal Home Loan Mortgage Corp. Pool SB8224, 5.50%, 04/01/2038	2,923,951	2,947,992
Pool SB8229, 4.50%, 05/01/2038	7,771,905	7,652,128
Pool SB8231, 5.50%, 05/01/2038	4,834,130	4,873,876
Pool SB8279, 6.00%, 01/01/2039	6,400,962	6,505,031
Pool SD8288, 5.00%, 01/01/2053	3,496,483	3,414,774
Pool SD8324, 5.50%, 05/01/2053	5,586,594	5,562,500
Pool SD8331, 5.50%, 06/01/2053	3,733,723	3,716,364
Pool SD8344, 6.50%, 07/01/2053	3,388,899	3,464,084
Federal National Mortgage Association Pool FS5749, 6.50%, 09/01/2053	22,425,207	22,922,728
Pool MA4992, 5.00%, 04/01/2038	4,966,650	4,961,029
Pool MA5029, 5.50%, 05/01/2038	1,701,653	1,715,644
Pool MA5073, 6.00%, 07/01/2053	7,420,622	7,492,829
Pool MA5108, 6.00%, 08/01/2053	9,363,619	9,455,612
Pool MA5140, 6.50%, 09/01/2053	4,624,246	4,726,839
Pool MA5268, 6.00%, 02/01/2039	4,833,036	4,911,614
Ginnie Mae II Pool Pool MA8492, 6.00%, 12/20/2052	5,964,435	6,022,414
Pool MA8949, 6.00%, 06/20/2053	4,550,756	4,594,282
Pool MA9242, 6.00%, 10/20/2053	9,884,610	9,979,153
TOTAL MORTGAGE-BACKED SECURITIES (Cost $155,616,399)		156,014,522
COLLATERALIZED LOAN OBLIGATIONS — 5.4%
Aimco CDO Series 2019-10A, Class AR, 6.64% (3 mo. Term SOFR + 1.32%), 07/22/2032(a)	5,550,000	5,545,629
Series 2020-11A, Class AR, 6.71% (3 mo. Term SOFR + 1.39%), 10/17/2034(a)	4,000,000	3,998,400
AIMCO CLO Series 2018-B, Series 2018-BA, Class ARR, 6.82% (3 mo. Term SOFR + 1.50%), 04/16/2037(a)	7,000,000	6,999,077
Buttermilk Park CLO, Series 2018-1A, Class A1, 6.68% (3 mo. Term SOFR + 1.36%), 10/15/2031(a)	1,580,663	1,583,048
Carlyle Group, Inc., Series 2014-3RA, Class A2, 7.13% (3 mo. Term SOFR + 1.81%), 07/27/2031(a)	2,000,000	1,998,220
CarVal CLO Series 2019-2A, Class AR, 6.69% (3 mo. Term SOFR + 1.37%), 07/20/2032(a)	2,000,000	2,001,150
Series 2022-1A, Class A1, 6.83% (3 mo. Term SOFR + 1.51%), 04/21/2034(a)	4,000,000	4,001,254
Dryden Senior Loan Fund Series 2017-49A, Class AR, 6.51% (3 mo. Term SOFR + 1.21%), 07/18/2030(a)	1,308,653	1,309,490
Series 2017-53A, Class B, 6.98% (3 mo. Term SOFR + 1.66%), 01/15/2031(a)	1,500,000	1,500,551

	Par	Value
Series 2018-55A, Class C, 7.48% (3 mo. Term SOFR + 2.16%), 04/15/2031(a)	$1,000,000	$1,001,672
Series 2018-58A, Class B, 7.08% (3 mo. Term SOFR + 1.76%), 07/17/2031(a)	2,000,000	2,003,053
Series 2018-58A, Class C, 7.38% (3 mo. Term SOFR + 2.06%), 07/17/2031(a)	2,000,000	1,999,368
Series 2018-64A, Class B, 6.96% (3 mo. Term SOFR + 1.66%), 04/18/2031(a)	1,600,000	1,601,520
Flatiron CLO Ltd., Series 2019-1A, Class BR, 7.14% (3 mo. Term SOFR + 1.81%), 11/16/2034(a)	1,000,000	1,001,798
Madison Park Funding Ltd., Series 2018-28A, Class B, 7.18% (3 mo. Term SOFR + 1.86%), 07/15/2030(a)	2,600,000	2,603,389
Magnetite CLO Ltd. Series 2015-12A, Class AR4, 6.47% (3 mo. Term SOFR + 1.15%), 10/15/2031(a)	2,300,000	2,300,000
Series 2015-14RA, Class A1, 6.68% (3 mo. Term SOFR + 1.38%), 10/18/2031(a)	3,377,337	3,378,050
Series 2016-18A, Class AR2, 6.45% (3 mo. Term SOFR + 1.14%), 11/15/2028(a)	2,045,257	2,046,051
Series 2019-22A, Class AR, 6.64% (3 mo. Term SOFR + 1.32%), 04/15/2031(a)	3,000,000	2,999,912
Series 2020-25A, Class A, 6.79% (3 mo. Term SOFR + 1.46%), 01/25/2032(a)	1,830,000	1,830,727
Magnetite Xxix Ltd., Series 2021-29A, Class A, 6.57% (3 mo. Term SOFR + 1.25%), 01/15/2034(a)	3,250,000	3,251,495
Neuberger Berman CLO Ltd. Series 2013-15A, Class A1R2, 6.50% (3 mo. Term SOFR + 1.18%), 10/15/2029(a)	2,627,506	2,628,228
Series 2014-18A, Class A2R2, 7.28% (3 mo. Term SOFR + 1.96%), 10/21/2030(a)	1,000,000	1,001,638
Series 2017-25A, Class BR, 6.91% (3 mo. Term SOFR + 1.61%), 10/18/2029(a)	1,500,000	1,502,124
OCP CLO Ltd. Series 2017-13A, Class A1AR, 6.54% (3 mo. Term SOFR + 1.22%), 07/15/2030(a)	5,182,811	5,186,701
Series 2019-16A, Class AR, 6.59% (3 mo. Term SOFR + 1.26%), 04/10/2033(a)	5,000,000	5,016,851
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 6.68% (3 mo. Term SOFR + 1.36%), 07/20/2030(a)	146,474	146,234
Series 2018-2A, Class A1R, 6.85% (3 mo. Term SOFR + 1.53%), 04/16/2037(a)	2,750,000	2,752,552
Palmer Square Loan Funding Ltd. Series 2021-1A, Class B, 7.38% (3 mo. Term SOFR + 2.06%), 04/20/2029(a)	750,000	750,960
Series 2021-2A, Class A2, 6.83% (3 mo. Term SOFR + 1.51%), 05/20/2029(a)	6,000,000	6,017,260
Series 2021-3A, Class A2, 6.98% (3 mo. Term SOFR + 1.66%), 07/20/2029(a)	4,500,000	4,509,661
Series 2021-4A, Class A2, 6.98% (3 mo. Term SOFR + 1.66%), 10/15/2029 (a)	9,700,000	9,711,211
Series 2022-3A, Class A1AR, 6.42% (3 mo. Term SOFR + 1.10%), 04/15/2031(a)	9,000,000	9,003,871

See Notes to Financial Statements

A-90

Aristotle Core Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Stratus CLO Ltd. Series 2021-1A, Class B, 6.98% (3 mo. Term SOFR + 1.66%), 12/29/2029(a)	$6,000,000	$6,009,705
Series 2021-3A, Class A, 6.53% (3 mo. Term SOFR + 1.21%), 12/29/2029(a)	10,237,818	10,241,912
Series 2022-3A, Class AR, 6.62% (3 mo. Term SOFR + 1.30%), 10/20/2031(a)	3,950,000	3,952,735
TIAA CLO Ltd., Series 2018-1A, Class A2, 7.28% (3 mo. Term SOFR + 1.96%), 01/20/2032(a)	2,750,000	2,736,853
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $125,750,634)		126,122,350
U.S. GOVERNMENT AGENCY ISSUES — 0.4%
SBA Office of Investments and Innovation, Series 2024-10A, Class 1, 5.04%, 03/10/2034	9,200,000	9,240,405
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $9,200,000)		9,240,405

	Par	Value
FOREIGN GOVERNMENT NOTE/BOND — 0.1%
Mexico Government International Bond, 6.00%, 05/07/2036	2,600,000	2,611,196
TOTAL FOREIGN GOVERNMENT NOTE/BOND (Cost $2,578,836)		$2,611,196
TOTAL INVESTMENTS — 97.2% (Cost $2,316,184,911)		$2,260,455,870
Other Assets in Excess of Liabilities — 2.8%		64,463,749
TOTAL NET ASSETS — 100.0%		$2,324,919,619

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
CMT - Constant Maturity Treasury Rate
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $448,011,130 or 19.3% of the Fund’s net assets.

See Notes to Financial Statements

A-91

Aristotle ESG Core Bond Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 54.8%
Communications — 1.3%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025 (a)	$75,000	$74,599
Verizon Communications, Inc.
3.40%, 03/22/2041	150,000	117,311
2.85%, 09/03/2041	50,000	36,023
5.50%, 02/23/2054	150,000	151,730
		379,663
Consumer Discretionary — 2.4%
Lowe’s Cos., Inc., 4.45%, 04/01/2062	250,000	204,463
Marriott International, Inc./MD
4.88%, 05/15/2029	250,000	247,633
2.75%, 10/15/2033	100,000	81,338
Meritage Homes Corp., 3.88%, 04/15/2029(a)	200,000	183,974
		717,408
Consumer Staples — 2.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/2046	150,000	142,640
Campbell Soup Co., 5.40%, 03/21/2034	100,000	100,798
General Mills, Inc., 4.95%, 03/29/2033	200,000	197,866
Keurig Dr Pepper, Inc., 4.50%, 04/15/2052	250,000	214,543
		655,847
Energy — 0.9%
Enbridge, Inc., 7.38% to 01/15/2028 then 5 yr. CMT Rate + 3.71%, 01/15/2083	249,000	250,789
Financials — 30.4%(b)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.30%, 01/30/2032	250,000	214,506
Air Lease Corp., 1.88%, 08/15/2026	450,000	415,021
Allianz SE, 6.35% to 09/06/2033 then 5 yr. CMT Rate + 3.23%, 09/06/2053 (a)	200,000	210,436
American Homes 4 Rent LP, 5.50%, 02/01/2034	100,000	99,737
Aon Corp. / Aon Global Holdings PLC, 5.35%, 02/28/2033	250,000	251,468
Bank of America Corp.
2.48% to 09/21/2031 then 5 yr. CMT Rate + 1.20%, 09/21/2036	350,000	280,133
3.85% to 03/08/2032 then 5 yr. CMT Rate + 2.00%, 03/08/2037	300,000	265,426
Barclays PLC, 5.69% to 03/12/2029 then SOFR + 1.74%, 03/12/2030	200,000	201,108
Broadstone Net Lease LLC, 2.60%, 09/15/2031	200,000	158,434
Citigroup, Inc.
4.15% to 11/15/2026 then 5 yr. CMT Rate + 3.00%, Perpetual	250,000	230,909
2.52% to 11/03/2031 then SOFR + 1.18%, 11/03/2032	250,000	205,129

	Par	Value
Cooperatieve Rabobank UA, 1.98% to 12/15/2026 then 1 yr. CMT Rate + 0.73%, 12/15/2027 (a)	$250,000	$227,960
Equinix, Inc.
1.80%, 07/15/2027	250,000	224,281
3.90%, 04/15/2032	250,000	226,293
Fiserv, Inc.
3.50%, 07/01/2029	250,000	232,888
5.60%, 03/02/2033	200,000	203,981
GLP Capital LP / GLP Financing II, Inc., 3.25%, 01/15/2032	100,000	84,283
Goldman Sachs Group, Inc., 3.81% to 04/23/2028 then 3 mo. Term SOFR + 1.42%, 04/23/2029	500,000	474,136
Healthpeak OP LLC, 1.35%, 02/01/2027	150,000	135,440
HSBC Holdings PLC, 5.55% to 03/04/2029 then SOFR + 1.46%, 03/04/2030	300,000	301,889
JAB Holdings BV, 4.50%, 04/08/2052(a)	250,000	188,615
Marsh & McLennan Cos., Inc., 5.40%, 09/15/2033	500,000	513,355
Morgan Stanley, 2.94% to 01/21/2032 then SOFR + 1.29%, 01/21/2033	500,000	425,106
Nasdaq, Inc., 5.95%, 08/15/2053	200,000	210,912
Nordea Bank Abp, 1.50%, 09/30/2026 (a)	350,000	319,552
Prologis LP, 5.13%, 01/15/2034	250,000	251,205
Public Storage Operating Co., 5.10%, 08/01/2033	250,000	251,230
Skandinaviska Enskilda Banken AB, 5.38%, 03/05/2029 (a)	300,000	300,846
State Street Corp., 6.70% to 03/15/2029 then 5 yr. CMT Rate + 2.61%, Perpetual	150,000	152,583
Sumitomo Mitsui Financial Group, Inc., 2.47%, 01/14/2029	500,000	447,269
Truist Bank, 2.64% to 09/17/2024 then 5 yr. CMT Rate + 1.15%, 09/17/2029	250,000	240,402
UBS Group AG
5.43% to 02/08/2029 then 1 yr. CMT Rate + 1.52%, 02/08/2030 (a)	200,000	200,360
7.75% to 04/12/2031 then USISSO05 + 4.16%, Perpetual (a)	250,000	257,742
Ventas Realty LP, 2.65%, 01/15/2025	250,000	243,875
VICI Properties LP / VICI Note Co., Inc.
4.63%, 12/01/2029 (a)	100,000	94,635
4.13%, 08/15/2030 (a)	200,000	181,986
		8,923,131
Health Care — 5.1%
AbbVie, Inc., 5.40%, 03/15/2054	250,000	257,526
Amgen, Inc.
4.20%, 03/01/2033	150,000	140,293
3.15%, 02/21/2040	100,000	76,890
CVS Health Corp., 1.75%, 08/21/2030	300,000	246,557
Gilead Sciences, Inc., 5.55%, 10/15/2053	200,000	207,167

See Notes to Financial Statements

A-92

Aristotle ESG Core Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Humana, Inc.
5.38%, 04/15/2031	$150,000	$150,125
5.50%, 03/15/2053	100,000	97,370
UnitedHealth Group, Inc., 4.75%, 05/15/2052	250,000	232,045
Zoetis, Inc., 2.00%, 05/15/2030	100,000	84,311
		1,492,284
Industrials — 6.2%
Allegion US Holding Co., Inc., 3.55%, 10/01/2027	200,000	190,924
Amphenol Corp., 4.75%, 03/30/2026	250,000	248,242
Canadian National Railway Co., 3.85%, 08/05/2032	250,000	232,433
Ferguson Finance PLC, 3.25%, 06/02/2030(a)	200,000	179,051
Flowserve Corp., 2.80%, 01/15/2032	250,000	205,704
Keysight Technologies, Inc., 3.00%, 10/30/2029	250,000	222,892
nVent Finance Sarl, 2.75%, 11/15/2031	250,000	206,407
Veralto Corp., 5.45%, 09/18/2033(a)	100,000	101,295
Weir Group PLC, 2.20%, 05/13/2026(a)	250,000	232,132
		1,819,080
Technology — 5.8%
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(a)	250,000	234,453
Dell International LLC / EMC Corp., 4.90%, 10/01/2026	250,000	248,529
Intel Corp., 5.70%, 02/10/2053	350,000	362,061
Micron Technology, Inc., 5.30%, 01/15/2031	150,000	150,923
Moody's Corp., 4.25%, 08/08/2032	450,000	428,463
Oracle Corp., 2.30%, 03/25/2028	300,000	271,001
		1,695,430
Utilities — 0.5%
NiSource, Inc., 5.00%, 06/15/2052	150,000	138,861
TOTAL CORPORATE BONDS (Cost $17,158,949)		16,072,493
U.S. TREASURY OBLIGATIONS — 23.6%
United States Treasury Note/Bond
0.38%, 11/30/2025	1,500,000	1,395,763
2.63%, 05/31/2027	500,000	473,926
0.88%, 11/15/2030	1,000,000	809,648
4.38%, 11/30/2030	1,000,000	1,008,457
3.38%, 05/15/2033	500,000	468,486
4.00%, 02/15/2034	250,000	245,898
1.75%, 08/15/2041	125,000	84,404
4.00%, 11/15/2042	250,000	235,566
3.00%, 11/15/2044	250,000	200,283
1.25%, 05/15/2050	250,000	127,949
1.38%, 08/15/2050	250,000	132,100
1.63%, 11/15/2050	500,000	282,578
1.88%, 02/15/2051	500,000	301,367
2.00%, 08/15/2051	250,000	154,971
1.88%, 11/15/2051	150,000	89,889

	Par	Value
2.25%, 02/15/2052	500,000	329,023
2.88%, 05/15/2052	750,000	567,715
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,830,731)		6,908,023
ASSET-BACKED SECURITIES — 9.0%
Ford Credit Auto Owner Trust
Series 2021-2, Class A, 1.53%, 05/15/2034(a)	350,000	318,935
Series 2021-A, Class B, 0.70%, 10/15/2026	450,000	429,677
Series 2022-D, Class A2A, 5.37%, 08/15/2025	87,619	87,546
Series 2023-B, Class A2A, 5.57%, 06/15/2026	298,364	298,172
Series 2024-1, Class A, 4.87%, 08/15/2036(a)	200,000	202,042
GM Financial Revolving Receivables Trust
Series 2021-1, Class A, 1.17%, 06/12/2034(a)	150,000	135,619
Series 2023-2, Class A, 5.77%, 08/11/2036(a)	100,000	103,266
Navient Student Loan Trust
Series 2019-BA, Class A2A, 3.39%, 12/15/2059 (a)	299,893	287,903
Series 2020-2A, Class A1A, 1.32%, 08/26/2069 (a)	126,343	111,962
Series 2021-1A, Class A1A, 1.31%, 12/26/2069 (a)	147,391	127,387
Series 2021-A, Class A, 0.84%, 05/15/2069 (a)	106,690	93,679
Santander Consumer USA, Inc., Series 2023-2, Class A2, 5.87%, 03/16/2026	97,742	97,712
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07%, 01/15/2053 (a)	113,556	99,106
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 06/25/2036 (a)	250,000	249,654
TOTAL ASSET-BACKED SECURITIES (Cost $2,758,951)		2,642,660
COLLATERALIZED LOAN OBLIGATIONS — 3.4%
Magnetite CLO Ltd., Series 2020-28A, Class AR, 6.71% (3 mo. Term SOFR + 1.39%), 01/20/2035 (a)	250,000	250,260
OCP CLO Ltd., Series 2017-13A, Class A1AR, 6.54% (3 mo. Term SOFR + 1.22%), 07/15/2030 (a)	235,582	235,759
Palmer Square Loan Funding Ltd.
Series 2021-1A, Class A1, 6.48% (3 mo. Term SOFR + 1.16%), 04/20/2029 (a)	144,997	144,839
Series 2021-3A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 07/20/2029 (a)	118,188	118,227
Series 2021-4A, Class A2, 6.98% (3 mo. Term SOFR + 1.66%), 10/15/2029 (a)	250,000	250,290
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $998,767)		999,375

See Notes to Financial Statements

A-93

Aristotle ESG Core Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
MORTGAGE-BACKED SECURITIES — 2.1%
Federal Home Loan Mortgage Corp., Pool SB8079, 2.00%, 12/01/2035	$290,449	$259,413
Federal National Mortgage Association
Pool MA4123, 2.00%, 09/01/2035	120,382	107,593
Pool MA4206, 2.00%, 12/01/2035	289,160	258,262
TOTAL MORTGAGE-BACKED SECURITIES (Cost $725,106)		625,268
TOTAL INVESTMENTS — 92.9% (Cost $29,472,504)		27,247,819
Other Assets in Excess of Liabilities — 7.1%		2,095,612
TOTAL NET ASSETS — 100.0%		$29,343,431

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
CMT - Constant Maturity Treasury Rate
PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $5,716,564 or 19.5% of the Fund’s net assets.

(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

See Notes to Financial Statements

A-94

Aristotle Floating Rate Income Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
BANK LOANS — 88.2%
Communications — 0.4%
StubHub Holdco Sub LLC, Senior Secured First Lien, 10.08% (1 mo. SOFR US + 4.75%), 03/12/2030	$ 14,020,000	$ 14,057,924
Xplornet Communications, Inc., Senior Secured Second Lien, 12.61% (3 mo. SOFR US + 7.00%), 10/01/2029	10,500,000	2,352,000
		16,409,924
Consumer Discretionary — 16.5%
Allied Universal Holdco LLC, Senior Secured First Lien, 10.08% (1 mo. SOFR US + 4.75%), 05/15/2028	76,002,194	76,314,182
Alterra Mountain Co., Senior Secured First Lien
8.94% (1 mo. SOFR US + 3.50%), 08/17/2028	4,465,649	4,489,853
8.58% (1 mo. Term SOFR + 3.25%), 08/17/2028	4,078,686	4,100,792
8.83% (1 mo. Term SOFR + 3.50%), 05/31/2030	3,180,842	3,200,723
9.18% (1 mo. Term SOFR + 3.75%), 05/31/2030	2,743,090	2,760,235
Anticimex Global AB, Senior Secured First Lien, 8.46% (3 mo. Term SOFR + 3.50%), 11/16/2028	25,060,906	25,121,052
Caesars Entertainment, Inc., Senior Secured First Lien, 8.04% (3 mo. SOFR US + 2.75%), 02/06/2031	45,750,000	45,842,873
Carnival Corp., Senior Secured First Lien, 8.32% (1 mo. SOFR US + 3.00%), 08/09/2027	24,358,174	24,424,184
Chariot Buyer LLC, Senior Secured First Lien
8.68% (1 mo. SOFR US + 3.25%), 11/03/2028	34,990,853	34,984,380
9.08% (1 mo. SOFR US + 3.75%), 11/03/2028	26,750,000	26,839,211
ClubCorp Holdings, Inc., Senior Secured First Lien
10.61% (3 mo. SOFR US + 5.00%), 09/18/2026	64,901,198	65,110,180
10.61% (3 mo. SOFR US + 5.00%), 09/18/2026	385,329	386,570
CNT Holdings I Corp., Senior Secured First Lien, 8.82% (3 mo. SOFR US + 3.50%), 11/08/2027	41,496,740	41,623,098
Fertitta Entertainment LLC/NV, Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 01/29/2029	31,240,293	31,351,040
MajorDrive Holdings IV LLC, Senior Secured First Lien, 9.61% (1 mo. Term SOFR + 4.00%), 06/01/2028	777,258	779,687
Mavis Tire Express Services Topco Corp., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 05/04/2028	4,636,762	4,649,930
MIC Glen LLC, Senior Secured First Lien, 9.57% (1 mo. Term SOFR + 4.25%), 07/21/2028	6,750,000	6,780,949

	Par	Value
Motion Finco Sarl, Senior Secured First Lien, 9.07% (3 mo. SOFR US + 3.50%), 11/30/2029	$28,582,191	$28,571,473
PG Investment Co. 59 Sarl, Senior Secured First Lien, 8.82% (1 mo. Term SOFR + 3.50%), 03/24/2031	8,500,000	8,526,563
PPV Intermediate 8/22 T/L (08/22), Senior Secured First Lien, 11.09% (3 mo. SOFR US + 5.75%), 08/31/2029	20,000,000	20,000,000
PPV Intermediate 8/22 T/L (08/22), Senior Secured First Lien, 10.88% (6 mo. SOFR US + 5.75%), 08/31/2029	0	0
SeaWorld Parks & Entertainment, Inc., Senior Secured First Lien, 7.83% (1 mo. Term SOFR + 2.50%), 08/25/2028	9,396,601	9,405,997
Spin Holdco, Inc., Senior Secured First Lien, 9.59% (3 mo. SOFR US + 4.00%), 03/06/2028	22,327,867	20,735,332
SRS Distribution, Inc., Senior Secured First Lien
8.94% (1 mo. SOFR US + 3.50%), 06/05/2028	54,260,258	54,696,782
8.68% (1 mo. SOFR US + 3.25%), 06/05/2028	3,574,061	3,597,971
SWF Holdings I Corp., Senior Secured First Lien, 9.44% (1 mo. SOFR US + 4.00%), 10/06/2028	33,746,143	31,144,821
Wand NewCo 3, Inc., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 01/30/2031	34,375,000	34,511,984
Whatabrands LLC, Senior Secured First Lien, 8.69% (1 mo. SOFR US + 3.25%), 08/03/2028	39,613,011	39,682,532
		649,632,394
Consumer Staples — 2.2%
8th Avenue Food & Provisions, Inc., Senior Secured First Lien
9.19% (1 mo. SOFR US + 3.75%), 10/01/2025	41,289,409	40,664,287
10.19% (1 mo. SOFR US + 4.75%), 10/01/2025	7,396,446	7,291,675
Fiesta Purchaser, Inc., Senior Secured First Lien
9.33% (1 mo. SOFR US + 4.00%), 02/12/2031	10,983,607	11,014,855
9.32% (1 mo. SOFR US + 4.00%), 02/12/2031	9,016,393	9,042,045
Naked Juice LLC, Senior Secured First Lien
8.66% (3 mo. SOFR US + 3.25%), 01/24/2029	20,514,586	19,239,400
8.66% (3 mo. SOFR US + 3.25%), 01/24/2029	52,333	49,080
		87,301,342
Energy — 1.7%
ITT Holdings LLC, Senior Secured First Lien, 8.68% (1 mo. SOFR US + 3.25%), 10/11/2030	12,188,750	12,220,745

See Notes to Financial Statements

A-95

Aristotle Floating Rate Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Medallion Midland Acquisition LP, Senior Secured First Lien, 8.83% (3 mo. SOFR US + 3.50%), 10/18/2028	$10,732,475	$10,763,760
MRC Global US, Inc., Senior Secured First Lien, 8.44% (1 Month LIBOR USD + 3.00%), 09/23/2024(a)	2,475,335	2,475,347
Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien, 8.44% (1 mo. SOFR US + 3.00%), 10/05/2028	12,046,621	12,105,830
Traverse Midstream Partners LLC, Senior Secured First Lien, 8.82% (3 mo. SOFR US + 3.50%), 02/16/2028	27,587,102	27,690,554
		65,256,236
Financials — 15.9%
Accession Risk Management Group, Inc., Senior Secured First Lien
10.96% (3 mo. SOFR US + 5.50%), 11/01/2026	31,992,691	32,072,672
11.00% (3 mo. SOFR US + 5.50%), 11/01/2026	7,850,818	7,870,445
10.96% (3 mo. SOFR US + 5.50%), 11/01/2026	3,199,653	3,207,652
10.96% (3 mo. SOFR US + 5.50%), 11/01/2026	2,502,582	2,508,838
11.00% (3 mo. SOFR US + 5.50%), 11/01/2026	2,245,320	2,250,933
5.33% (1 mo. Term SOFR + 5.50%), 11/01/2026	1,745,536	1,741,172
11.00% (3 mo. SOFR US + 5.50%), 11/01/2026	1,397,452	1,400,946
10.99% (3 mo. SOFR US + 5.50%), 11/01/2026	1,227,356	1,230,424
10.99% (3 mo. SOFR US + 5.50%), 11/01/2026	719,407	721,205
10.99% (3 mo. SOFR US + 5.50%), 11/01/2026	305,405	306,168
10.96% (3 mo. SOFR US + 5.50%), 10/30/2029	841,744	843,848
10.99% (3 mo. SOFR US + 5.50%), 10/30/2029	841,744	843,848
11.33% (1 mo. Term SOFR + 6.00%), 10/30/2029	1,378,052	1,374,607
11.00% (3 mo. SOFR US + 5.50%), 10/30/2029	829,537	831,611
Acrisure LLC, Senior Secured First Lien
9.69% (CME Term SOFR 1 Month + 4.25%), 02/15/2027	70,574,111	70,882,873
8.94% (CME Term SOFR 1 Month + 3.50%), 02/15/2027	34,370,656	34,392,137
9.15% (3 mo. SOFR US + 3.50%), 02/15/2027	4,500,000	4,502,812
9.83% (1 mo. SOFR US + 4.50%), 11/06/2030	3,241,875	3,262,137
Alliant Holdings Intermediate LLC, Senior Secured First Lien, 8.83% (1 mo. SOFR US + 3.50%), 11/06/2030	47,480,753	47,728,365

	Par	Value
Apex Group Treasury LLC, Senior Secured First Lien
10.32% (3 mo. SOFR US + 5.00%), 07/27/2028	$26,764,377	$26,898,199
9.33% (3 mo. SOFR US + 3.75%), 07/27/2028	26,037,659	26,053,932
AssuredPartners, Inc., Senior Secured First Lien
9.08% (1 mo. SOFR US + 3.75%), 02/12/2027	59,445,916	59,582,345
8.94% (1 mo. SOFR US + 3.50%), 02/12/2027	11,759,557	11,783,076
8.83% (1 mo. SOFR US + 3.50%), 02/12/2027	8,756,682	8,774,501
8.82% (1 mo. Term SOFR + 3.50%), 02/14/2031	3,500,000	3,508,750
Boost Newco Borrower LLC, Senior Secured First Lien, 8.31% (3 mo. SOFR US + 3.00%), 01/31/2031	5,000,000	5,023,975
BroadStreet Partners, Inc., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 01/26/2029	22,821,304	22,915,442
Cushman & Wakefield US Borrower LLC, Senior Secured First Lien, 8.19% (1 mo. SOFR US + 2.75%), 08/21/2025	394,214	394,031
Deerfield Dakota Holding LLC, Senior Secured Second Lien, 12.36% (3 mo. SOFR US + 6.75%), 04/14/2028	55,831,447	55,936,131
HUB International Ltd., Senior Secured First Lien, 8.57% (3 mo. SOFR US + 3.25%), 06/20/2030	71,216,681	71,323,151
Hyperion Refinance Sarl, Senior Secured First Lien, 9.33% (1 mo. SOFR US + 4.00%), 04/18/2030	42,050,291	42,260,752
IMA Financial Group, Inc., Senior Secured First Lien
9.19% (1 mo. SOFR US + 3.75%), 11/01/2028	9,029,488	9,053,913
9.19% (1 mo. SOFR US + 3.75%), 11/01/2028	6,531,171	6,548,838
NFP Corp., Senior Secured First Lien, 8.69% (1 mo. SOFR US + 3.25%), 02/13/2027	30,120,581	30,192,117
Truist Insurance Holdings LLC, Senior Secured Second Lien, 10.07% (1 mo. Term SOFR + 4.75%), 03/08/2032	27,250,000	27,457,236
USI, Inc./NY, Senior Secured First Lien, 8.60% (1 mo. Term SOFR + 3.25%), 09/27/2030	2,000,000	2,003,900
		627,682,982
Health Care — 7.0%
Bausch + Lomb Corp., Senior Secured First Lien, 9.33% (1 mo. SOFR US + 4.00%), 09/29/2028	34,635,476	34,678,944
Curium Bidco Sarl, Senior Secured First Lien
9.81% (1 mo. SOFR US + 4.50%), 07/31/2029	8,436,387	8,489,114
9.81% (1 mo. SOFR US + 4.50%), 07/31/2029	5,544,656	5,579,310

See Notes to Financial Statements

A-96

Aristotle Floating Rate Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
9.81% (1 mo. SOFR US + 4.50%), 07/31/2029	$2,463,634	$2,479,032
9.33% (1 mo. Term SOFR + 4.00%), 07/31/2029	2,000,000	2,012,500
Gainwell Acquisition Corp., Senior Secured First Lien, 9.41% (3 mo. SOFR US + 4.00%), 10/01/2027	27,252,541	26,118,154
Gainwell Acquisition Corp., Senior Secured Second Lien, 13.43% (3 mo. SOFR US + 8.00%), 10/01/2028	14,625,000	13,966,875
Heartland Dental LLC, Senior Secured First Lien, 10.33% (1 mo. SOFR US + 5.00%), 04/30/2028	10,086,070	10,119,505
Medline Borrower LP, Senior Secured First Lien, 8.44% (1 mo. SOFR US + 3.00%), 10/23/2028	60,627,386	60,827,153
Midwest Veterinary Partners LLC, Senior Secured First Lien, 9.44% (1 mo. SOFR US + 4.00%), 04/30/2028	9,511,540	9,520,576
Pathway Vet Alliance LLC, Senior Secured First Lien, 9.19% (1 mo. SOFR US + 3.75%), 03/31/2027	28,857,732	25,403,895
Southern Veterinary Partners LLC, Senior Secured First Lien, 9.44% (1 mo. SOFR US + 4.00%), 10/05/2027	40,542,926	40,634,148
VetCor Professional Practices LLC, Senior Secured Second Lien
14.44% (3 mo. SOFR US + 9.00%), 08/31/2029	35,229,358	35,251,376
14.44% (3 mo. SOFR US + 9.00%), 08/31/2029	2,645,642	2,647,296
		277,727,878
Industrials — 24.8%
Apple Bidco LLC, Senior Secured First Lien, 8.83% (1 mo. SOFR US + 3.50%), 09/25/2028	47,531,397	47,712,967
ASP LS Acquisition Corp., Senior Secured First Lien
13.06% (3 mo. SOFR US + 7.00%), 09/29/2027	3,000,000	3,045,000
10.40% (6 mo. SOFR US + 4.50%), 05/07/2028	39,092,776	36,522,426
BCPE Empire Holdings, Inc., Senior Secured First Lien, 9.33% (1 mo. SOFR US + 4.00%), 12/25/2028	43,807,774	43,906,341
Brown Group Holding LLC, Senior Secured First Lien
8.31% (3 mo. SOFR US + 3.00%), 07/02/2029	859,458	860,480
8.33% (1 mo. SOFR US + 3.00%), 07/02/2029	542,177	542,822
8.34% (3 mo. SOFR US + 3.00%), 07/02/2029	407,834	408,319
Crosby US Acquisition Corp., Senior Secured First Lien, 9.32% (1 mo. SOFR US + 4.00%), 08/16/2029	52,867,500	53,225,413

	Par	Value
Dynasty Acquisition Co., Inc., Senior Secured First Lien
9.33% (1 mo. SOFR US + 4.00%), 08/24/2028	$68,226,133	$68,403,180
8.83% (1 mo. Term SOFR + 3.50%), 08/24/2028	10,070,354	10,096,486
Engineered Machinery Holdings, Inc., Senior Secured First Lien, 9.32% (3 mo. SOFR US + 3.75%), 05/22/2028	16,802,413	16,763,095
Engineered Machinery Holdings, Inc., Senior Secured Second Lien
11.57% (3 mo. SOFR US + 6.00%), 05/21/2029	4,138,411	4,100,483
12.07% (3 mo. SOFR US + 6.50%), 05/21/2029	1,040,000	1,030,900
Filtration Group Corp., Senior Secured First Lien, 9.69% (1 mo. SOFR US + 4.25%), 10/24/2028	45,975,870	46,174,256
Hillman Group, Inc., Senior Secured First Lien, 7.83% (1 mo. Term SOFR + 2.75%), 07/14/2028	500,000	501,073
Icebox Holdco III, Inc., Senior Secured First Lien, 9.07% (3 mo. SOFR US + 3.50%), 12/22/2028	5,504,788	5,513,375
Kenan Advantage Group, Inc., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 01/25/2029	10,149,070	10,171,296
LTI Holdings, Inc., Senior Secured First Lien
8.94% (1 mo. SOFR US + 3.50%), 09/08/2025	18,127,705	17,993,197
10.19% (1 mo. SOFR US + 4.75%), 07/24/2026	3,428,285	3,400,430
Oregon Tool Holdings, Inc., Senior Secured First Lien, 9.61% (3 mo. SOFR US + 4.00%), 10/16/2028	30,558,952	27,716,970
PECF USS Intermediate Holding III Corp., Senior Secured First Lien, 9.82% (3 mo. SOFR US + 4.25%), 12/15/2028	10,178	8,278
Pro Mach Group, Inc., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 08/31/2028	29,965,527	30,106,814
Radwell Parent LLC, Senior Secured First Lien
11.85% (3 mo. SOFR US + 6.53%), 04/01/2029	38,728,188	39,309,111
11.85% (3 mo. SOFR US + 6.53%), 04/01/2029	4,888,302	4,961,626
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.35% (3 mo. SOFR US + 4.00%), 11/22/2029	40,233,607	40,518,662
Spirit AeroSystems, Inc., Senior Secured First Lien, 9.56% (3 mo. SOFR US + 4.25%), 01/15/2027	20,757,657	20,874,419
SPX FLOW, Inc., Senior Secured First Lien, 9.93% (1 mo. SOFR US + 4.50%), 04/05/2029	30,936,112	31,102,084

See Notes to Financial Statements

A-97

Aristotle Floating Rate Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Standard Aero Ltd., Senior Secured First Lien
9.33% (1 mo. Term SOFR + 4.00%), 08/24/2028	$28,844,158	$28,919,008
8.82% (1 mo. SOFR US + 3.50%), 08/24/2028	2,846,084	2,853,470
Star US Bidco LLC, Senior Secured First Lien, 9.68% (1 mo. SOFR US + 4.25%), 03/17/2027	18,137,289	18,227,976
STS Operating, Inc., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 03/25/2031	40,250,000	40,388,460
Titan Acquisition Ltd./Canada, Senior Secured First Lien
8.44% (1 mo. SOFR US + 3.00%), 03/28/2025	113,758,069	113,805,279
10.59% (1 mo. Term SOFR + 5.00%), 02/01/2029	2,000,000	2,007,710
TK Elevator US Newco, Inc., Senior Secured First Lien, 8.32% (1 mo. Term SOFR + 3.50%), 04/15/2030	42,993,261	43,187,376
TransDigm, Inc., Senior Secured First Lien
8.06% (3 mo. SOFR US + 2.75%), 08/24/2028	25,210,900	25,325,231
8.06% (3 mo. SOFR US + 2.75%), 03/22/2030	70,800,691	71,029,378
8.60% (3 mo. SOFR US + 3.25%), 02/28/2031	51,239,375	51,548,092
United States Infrastructure Corp., Senior Secured Second Lien, 12.11% (3 mo. SOFR US + 6.50%), 05/14/2029	13,709,456	13,640,908
USIC Holdings, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 05/14/2028	2,000,000	1,998,680
		977,901,071
Materials — 6.0%
Charter Next Generation, Inc., Senior Secured First Lien, 8.83% (1 mo. SOFR US + 3.50%), 12/01/2027	30,290,308	30,379,816
LABL, Inc., Senior Secured First Lien, 10.43% (1 mo. SOFR US + 5.00%), 10/29/2028	50,873,254	49,948,377
Pregis TopCo LLC, Senior Secured First Lien
9.08% (1 mo. SOFR US + 3.75%), 07/31/2026	30,550,538	30,632,261
9.19% (1 mo. SOFR US + 3.75%), 07/31/2026	13,972,763	14,004,761
Pretium PKG Holdings, Inc., Senior Secured First Lien
8.50% (.00% PIK) (3 mo. SOFR US + 3.20%), 10/02/2028	36,446,036	32,755,874
7.81% (.00% PIK) (3 mo. SOFR US + 2.50%), 10/02/2028	12,949,581	13,151,918
8.50% (.00% PIK) (3 mo. SOFR US + 3.20%), 10/02/2028	173,440	155,879
7.81% (.00% PIK) (3 mo. SOFR US + 2.50%), 10/02/2028	109,884	111,601

	Par	Value
Proampac PG Borrower LLC, Senior Secured First Lien
9.80% (3 mo. SOFR US + 4.50%), 09/15/2028	$13,851,740	$13,893,296
0.00% (1 mo. Term SOFR + 4.00%), 09/15/2028	9,750,000	9,755,000
9.82% (3 mo. SOFR US + 4.50%), 09/15/2028	6,833,525	6,854,026
Quikrete Holdings, Inc., Senior Secured First Lien, 7.94% (1 mo. Term SOFR + 2.50%), 03/25/2031	6,824,344	6,835,741
Trident TPI Holdings, Inc., Senior Secured First Lien, 10.60% (3 mo. SOFR US + 5.25%), 09/18/2028	11,178,401	11,238,317
Windsor Holdings III LLC, Senior Secured First Lien, 9.33% (1 mo. SOFR US + 4.00%), 08/01/2030	15,220,000	15,298,535
		235,015,402
Technology — 13.7%
Applied Systems, Inc., Senior Secured First Lien, 8.81% (3 mo. SOFR US + 3.50%), 02/24/2031	74,357,259	74,888,542
Applied Systems, Inc., Senior Secured Second Lien, 10.56% (3 mo. SOFR US + 5.25%), 02/23/2032	66,000,000	68,454,540
Central Parent, Inc., Senior Secured First Lien, 9.31% (3 mo. SOFR US + 4.00%), 07/06/2029	41,634,013	41,805,128
CoreLogic, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 06/02/2028	498,721	488,864
CoreLogic, Inc., Senior Secured Second Lien, 11.94% (1 mo. SOFR US + 6.50%), 06/04/2029	28,092,823	26,603,904
Cotiviti, Inc., Senior Secured First Lien, 7.63% (Fixed Rate), 02/24/2031	20,500,000	20,564,063
Dun & Bradstreet Corp., Senior Secured First Lien, 8.08% (1 mo. SOFR US + 2.75%), 01/18/2029	9,170,786	9,179,361
Ellucian Holdings, Inc., Senior Secured Second Lien, 13.43% (1 mo. SOFR US + 8.00%), 10/10/2028	19,526,030	19,607,356
Ellucian Holdings, Inc., Senior Secured First Lien, 8.93% (1 mo. SOFR US + 3.50%), 10/29/2029	30,505,177	30,672,955
Epicor Software Corp., Senior Secured First Lien, 9.08% (1 mo. SOFR US + 3.75%), 07/30/2027	42,750,000	43,021,035
Peraton Corp., Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 02/01/2028	2,618,105	2,620,776
Peraton Corp., Senior Secured Second Lien, 13.18% (3 mo. SOFR US + 7.75%), 02/01/2029	28,797,222	28,934,009
Project Ruby Ultimate Parent Corp., Senior Secured First Lien
8.94% (1 mo. SOFR US + 3.50%), 03/10/2028	10,250,000	10,275,625

See Notes to Financial Statements

A-98

Aristotle Floating Rate Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
8.69% (1 mo. SOFR US + 3.25%), 03/10/2028	$2,372,361	$2,372,788
RealPage, Inc., Senior Secured First Lien, 8.44% (1 mo. SOFR US + 3.00%), 04/24/2028	3,197	3,114
RealPage, Inc., Senior Secured Second Lien, 11.94% (1 mo. SOFR US + 6.50%), 04/23/2029	4,603,525	4,577,631
UKG, Inc., Senior Secured Second Lien, 10.68% (3 mo. SOFR US + 5.25%), 05/03/2027	31,515,778	31,850,633
UKG, Inc., Senior Secured First Lien, 8.81% (3 mo. SOFR US + 3.50%), 02/10/2031	123,440,859	124,231,496
		540,151,820
TOTAL BANK LOANS (Cost $3,450,638,113)		3,477,079,049
	Shares	Value
EXCHANGE TRADED FUNDS — 5.0%
Invesco Senior Loan ETF	2,374,314	50,216,741
iShares iBoxx $ High Yield Corporate Bond ETF	487,166	37,867,413
SPDR Blackstone Senior Loan ETF	596,105	25,101,982
SPDR Bloomberg High Yield Bond ETF	402,254	38,294,580
SPDR Bloomberg Short Term High Yield Bond ETF	1,836,075	46,305,812
TOTAL EXCHANGE TRADED FUNDS (Cost $191,530,503)		197,786,528
	Par
CORPORATE BONDS — 4.3%
Consumer Discretionary — 1.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	$15,239,000	15,241,786
Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	7,125,000	7,301,814
Merlin Entertainments Ltd., 5.75%, 06/15/2026(b)	12,533,000	12,425,060
Wand NewCo 3, Inc., 7.63%, 01/30/2032(b)	27,018,625	27,966,087

	Par	Value
		62,934,747
Financials — 1.7%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.—Issuer
6.75%, 04/15/2028(b)	$17,275,000	$17,414,634
7.00%, 01/15/2031(b)	12,500,000	12,634,675
NFP Corp.
7.50%, 10/01/2030(b)	4,500,000	4,744,625
8.50%, 10/01/2031(b)	5,000,000	5,506,840
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(b)	26,325,000	26,785,950
		67,086,724
Technology — 1.0%
Central Parent, Inc. / CDK Global, Inc., 7.25%, 06/15/2029(b)	14,365,000	14,680,334
CoreLogic, Inc., 4.50%, 05/01/2028(b)	27,140,000	24,365,008
		39,045,342
TOTAL CORPORATE BONDS (Cost $167,613,295)		169,066,813
TOTAL INVESTMENTS — 97.5% (Cost $3,809,781,911)		$3,843,932,390
Other Assets in Excess of Liabilities — 2.5%		98,216,485
TOTAL NET ASSETS — 100.0%		$3,942,148,875

Percentages are stated as a percent of net assets.
LIBOR - London Interbank Offered Rate
NV - Naamloze Vennootschap
PIK - Payment in Kind
SOFR - Secured Overnight Financing Rate
(a)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $169,066,813 or 4.3% of the Fund’s net assets.
See Notes to Financial Statements

A-99

Aristotle High Yield Bond Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 83.1%
Communications — 11.2%
Altice France Holding SA, 10.50%, 05/15/2027(a)	$200,000	$75,018
Altice France SA/France, 8.13%, 02/01/2027(a)	200,000	156,508
CCO Holdings LLC / CCO Holdings Capital Corp.
5.38%, 06/01/2029(a)	265,000	242,782
6.38%, 09/01/2029(a)	240,000	227,854
4.75%, 03/01/2030(a)	1,675,000	1,439,271
4.25%, 02/01/2031(a)	300,000	245,182
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027(a)	285,000	268,863
7.50%, 06/01/2029(a)	190,000	157,304
7.88%, 04/01/2030(a)	50,000	49,739
CSC Holdings LLC
11.25%, 05/15/2028(a)	200,000	198,361
11.75%, 01/31/2029(a)	450,000	450,983
6.50%, 02/01/2029(a)	290,000	245,965
5.75%, 01/15/2030(a)	200,000	106,034
DISH Network Corp., 11.75%, 11/15/2027(a)	850,000	868,624
Frontier Communications Holdings LLC
5.88%, 10/15/2027(a)	125,000	121,116
5.00%, 05/01/2028(a)	275,000	255,458
8.63%, 03/15/2031(a)	200,000	204,457
Level 3 Financing, Inc.
4.63%, 09/15/2027(a)	335,000	226,125
3.63%, 01/15/2029(a)	195,000	88,212
10.50%, 05/15/2030(a)	82,000	84,255
4.00%, 04/15/2031(a)	825,000	503,250
Newfold Digital Holdings Group, Inc.
11.75%, 10/15/2028(a)	50,000	54,177
6.00%, 02/15/2029(a)	200,000	156,913
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, 08/15/2027(a)	275,000	264,877
4.25%, 01/15/2029(a)	215,000	194,975
Uber Technologies, Inc., 4.50%, 08/15/2029(a)	485,000	461,086
Univision Communications, Inc., 8.00%, 08/15/2028(a)	675,000	688,109
Vmed O2 UK Financing I PLC, 4.75%, 07/15/2031(a)	850,000	733,430
		8,768,928
Consumer Discretionary — 19.1%
1011778 BC ULC / New Red Finance, Inc.
3.50%, 02/15/2029(a)	665,000	607,908
4.00%, 10/15/2030(a)	400,000	356,689
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/2028(a)	350,000	318,522
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(a)	705,000	693,544
Boyd Gaming Corp., 4.75%, 06/15/2031(a)	862,000	792,938

	Par	Value
Caesars Entertainment, Inc., 4.63%, 10/15/2029(a)	$750,000	$684,503
Carnival Corp., 7.00%, 08/15/2029(a)	350,000	365,328
Cedar Fair LP, 5.25%, 07/15/2029	890,000	846,759
Churchill Downs, Inc., 6.75%, 05/01/2031(a)	350,000	352,393
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026(a)	245,000	245,061
6.75%, 05/15/2028(a)	175,000	177,526
Empire Resorts, Inc., 7.75%, 11/01/2026(a)	200,000	185,835
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
4.63%, 01/15/2029(a)	325,000	298,334
6.75%, 01/15/2030(a)	255,000	229,177
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 07/31/2029(a)	585,000	519,053
Garda World Security Corp.
4.63%, 02/15/2027(a)	500,000	479,456
6.00%, 06/01/2029(a)	350,000	313,685
Hertz Corp., 5.00%, 12/01/2029(a)	410,000	317,203
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.00%, 06/01/2029(a)	90,000	84,002
4.88%, 07/01/2031(a)	520,000	466,042
6.63%, 01/15/2032(a)	275,000	276,312
Jacobs Entertainment, Inc., 6.75%, 02/15/2029(a)	415,000	403,502
Las Vegas Sands Corp., 3.90%, 08/08/2029	750,000	683,054
LGI Homes, Inc., 4.00%, 07/15/2029(a)	575,000	502,911
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)	1,245,000	1,168,867
Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028	490,000	460,714
Merlin Entertainments Group US Holdings, Inc., 7.38%, 02/15/2031(a)	400,000	403,368
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 02/15/2028(a)	400,000	374,884
Royal Caribbean Cruises Ltd.
9.25%, 01/15/2029(a)	200,000	214,642
7.25%, 01/15/2030(a)	325,000	337,898
6.25%, 03/15/2032(a)	25,000	25,215
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029(a)	475,000	447,711
Viking Cruises Ltd.
6.25%, 05/15/2025(a)	315,000	315,349
9.13%, 07/15/2031(a)	225,000	246,237
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(a)	50,000	48,703
Wand NewCo 3, Inc., 7.63%, 01/30/2032(a)	334,275	345,997
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.13%, 02/15/2031(a)	435,000	450,452
		15,039,774

See Notes to Financial Statements

A-100

Aristotle High Yield Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Consumer Staples — 4.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 03/15/2029(a)	$1,000,000	$898,500
Chobani LLC / Chobani Finance Corp., Inc., 4.63%, 11/15/2028(a)	500,000	466,839
Fiesta Purchaser, Inc., 7.88%, 03/01/2031(a)	390,000	403,053
Performance Food Group, Inc., 4.25%, 08/01/2029(a)	610,000	559,606
Pilgrim’s Pride Corp., 4.25%, 04/15/2031	525,000	473,789
Post Holdings, Inc., 4.63%, 04/15/2030(a)	405,000	372,099
US Foods, Inc.
4.63%, 06/01/2030(a)	285,000	264,802
7.25%, 01/15/2032(a)	50,000	52,099
		3,490,787
Energy — 9.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029(a)	935,000	900,037
6.63%, 02/01/2032(a)	25,000	25,130
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.88%, 06/30/2029(a)	400,000	381,740
Civitas Resources, Inc., 8.63%, 11/01/2030(a)	325,000	349,200
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.50%, 06/15/2031(a)	465,000	439,851
7.50%, 12/15/2033(a)	450,000	463,476
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/2029(a)	319,000	315,391
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.50%, 10/01/2030(a)	425,000	448,856
Enerflex Ltd., 9.00%, 10/15/2027(a)	350,000	359,873
EnLink Midstream LLC, 5.63%, 01/15/2028(a)	500,000	495,576
EQM Midstream Partners LP
6.50%, 07/01/2027(a)	210,000	212,044
5.50%, 07/15/2028	150,000	148,054
4.75%, 01/15/2031(a)	250,000	232,720
Genesis Energy LP / Genesis Energy Finance Corp.
7.75%, 02/01/2028	215,000	216,245
8.25%, 01/15/2029	25,000	25,686
Permian Resources Operating LLC, 5.88%, 07/01/2029(a)	400,000	393,659
Range Resources Corp., 4.75%, 02/15/2030(a)	425,000	396,610
USA Compression Partners LP / USA Compression Finance Corp., 7.13%, 03/15/2029(a)	325,000	329,255
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)	125,000	112,632
6.25%, 01/15/2030(a)	25,000	25,170
4.13%, 08/15/2031(a)	125,000	111,244
3.88%, 11/01/2033(a)	175,000	148,813

	Par	Value
Venture Global LNG, Inc.
8.13%, 06/01/2028(a)	$325,000	$331,764
9.50%, 02/01/2029(a)	150,000	161,773
8.38%, 06/01/2031(a)	100,000	103,189
9.88%, 02/01/2032(a)	610,000	657,805
		7,785,793
Financials — 4.7%
Avolon Holdings Funding Ltd., 2.88%, 02/15/2025(a)	700,000	681,321
Boost Newco Borrower LLC, 7.50%, 01/15/2031(a)	510,000	534,265
Howard Hughes Corp., 5.38%, 08/01/2028(a)	740,000	710,656
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(a)	125,000	114,284
Iron Mountain, Inc.
4.88%, 09/15/2029(a)	305,000	286,389
4.50%, 02/15/2031(a)	75,000	67,744
OneMain Finance Corp.
3.88%, 09/15/2028	315,000	281,322
5.38%, 11/15/2029	195,000	183,499
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(a)	350,000	356,129
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 4.88%, 05/15/2029(a)	475,000	442,083
		3,657,692
Health Care — 4.7%
Avantor Funding, Inc.
4.63%, 07/15/2028(a)	460,000	436,429
3.88%, 11/01/2029(a)	50,000	45,125
Bausch Health Cos., Inc., 11.00%, 09/30/2028(a)	296,000	198,320
Charles River Laboratories International, Inc.
3.75%, 03/15/2029(a)	100,000	91,364
4.00%, 03/15/2031(a)	200,000	178,885
CHS/Community Health Systems, Inc.
5.63%, 03/15/2027(a)	450,000	414,657
4.75%, 02/15/2031(a)	180,000	139,077
IQVIA, Inc., 6.50%, 05/15/2030(a)	425,000	434,250
Medline Borrower LP, 3.88%, 04/01/2029(a)	550,000	500,975
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 04/01/2029(a)	100,000	100,573
Star Parent, Inc., 9.00%, 10/01/2030(a)	325,000	344,356
Surgery Center Holdings, Inc., 7.25%, 04/15/2032(a)	25,000	25,225
Tenet Healthcare Corp.
4.63%, 06/15/2028	75,000	71,489
4.25%, 06/01/2029	325,000	302,396
4.38%, 01/15/2030	190,000	175,769
6.75%, 05/15/2031(a)	200,000	203,896
		3,662,786

See Notes to Financial Statements

A-101

Aristotle High Yield Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Industrials — 13.0%
Bombardier, Inc., 7.25%, 07/01/2031(a)	$25,000	$25,082
BWX Technologies, Inc., 4.13%, 04/15/2029(a)	635,000	586,499
Chart Industries, Inc.
7.50%, 01/01/2030(a)	175,000	181,947
9.50%, 01/01/2031(a)	300,000	326,975
EMRLD Borrower LP / Emerald Co.-Issuer, Inc., 6.63%, 12/15/2030(a)	335,000	338,632
GFL Environmental, Inc.
3.75%, 08/01/2025(a)	300,000	292,503
4.75%, 06/15/2029(a)	350,000	329,520
4.38%, 08/15/2029(a)	170,000	156,771
6.75%, 01/15/2031(a)	100,000	102,606
Husky III Holding Ltd., 13.00% (13.75% PIK), 02/15/2025(a)	925,000	927,713
Husky Injection Molding Systems Ltd. / Titan Co.–Borrower LLC, 9.00%, 02/15/2029(a)	375,000	388,263
OT Merger Corp., 7.88%, 10/15/2029(a)	1,015,000	725,907
Regal Rexnord Corp., 6.40%, 04/15/2033(a)	850,000	882,407
Sensata Technologies BV, 4.00%, 04/15/2029(a)	150,000	137,118
Sensata Technologies, Inc.
4.38%, 02/15/2030(a)	400,000	364,396
3.75%, 02/15/2031(a)	500,000	433,009
Spirit AeroSystems, Inc.
9.38%, 11/30/2029(a)	475,000	518,718
9.75%, 11/15/2030(a)	75,000	83,986
SPX FLOW, Inc., 8.75%, 04/01/2030(a)	975,000	985,591
TK Elevator Holdco GmbH, 7.63%, 07/15/2028(a)	480,000	471,123
TK Elevator US Newco, Inc., 5.25%, 07/15/2027(a)	435,000	420,743
TransDigm, Inc.
5.50%, 11/15/2027	250,000	244,886
6.75%, 08/15/2028(a)	325,000	329,696
6.38%, 03/01/2029(a)	175,000	175,764
4.88%, 05/01/2029	190,000	176,960
6.88%, 12/15/2030(a)	175,000	178,587
7.13%, 12/01/2031(a)	275,000	283,747
6.63%, 03/01/2032(a)	100,000	101,154
		10,170,303
Materials — 8.5%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029(a)	125,000	125,028
8.75%, 04/15/2030(a)	225,000	221,306
Graham Packaging Co., Inc., 7.13%, 08/15/2028(a)	400,000	363,139
Herens Holdco Sarl, 4.75%, 05/15/2028(a)	575,000	504,009
LABL, Inc.
6.75%, 07/15/2026(a)	125,000	123,596
10.50%, 07/15/2027(a)	250,000	248,155
5.88%, 11/01/2028(a)	435,000	400,843

	Par	Value
9.50%, 11/01/2028(a)	$25,000	$25,320
8.25%, 11/01/2029(a)	170,000	145,391
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/2026(a)	75,000	76,463
9.25%, 04/15/2027(a)	915,000	908,747
Northern Star Resources Ltd., 6.13%, 04/11/2033(a)	275,000	276,444
Novelis Corp.
4.75%, 01/30/2030(a)	335,000	309,358
3.88%, 08/15/2031(a)	275,000	236,511
Perenti Finance Pty Ltd., 6.50%, 10/07/2025(a)	540,000	537,706
Sealed Air Corp., 6.88%, 07/15/2033(a)	500,000	521,539
Sealed Air Corp./Sealed Air Corp. US
6.13%, 02/01/2028(a)	225,000	225,659
7.25%, 02/15/2031(a)	25,000	26,023
SNF Group SACA, 3.38%, 03/15/2030(a)	485,000	420,285
Standard Industries, Inc./NJ
4.75%, 01/15/2028(a)	515,000	491,908
4.38%, 07/15/2030(a)	145,000	130,390
3.38%, 01/15/2031(a)	75,000	62,966
Windsor Holdings III LLC, 8.50%, 06/15/2030(a)	300,000	314,928
		6,695,714
Technology — 3.4%
Ciena Corp., 4.00%, 01/31/2030(a)	570,000	510,198
CoreLogic, Inc., 4.50%, 05/01/2028(a)	210,000	188,528
Entegris, Inc.
4.38%, 04/15/2028(a)	390,000	366,881
5.95%, 06/15/2030(a)	190,000	187,933
MPH Acquisition Holdings LLC
5.50%, 09/01/2028(a)	200,000	170,290
5.75%, 11/01/2028(a)	200,000	157,933
NCR Atleos Corp., 9.50%, 04/01/2029(a)	200,000	214,127
Open Text Corp., 3.88%, 12/01/2029(a)	170,000	151,642
Open Text Holdings, Inc., 4.13%, 12/01/2031(a)	290,000	254,746
Rackspace Technology Global, Inc., 3.50%, 02/15/2028(a)	265,000	92,669
UKG, Inc., 6.88%, 02/01/2031(a)	330,000	336,421
		2,631,368
Utilities — 4.1%
Calpine Corp., 5.13%, 03/15/2028(a)	590,000	566,748
NextEra Energy Operating Partners LP, 7.25%, 01/15/2029(a)	550,000	563,383
NRG Energy, Inc., 3.63%, 02/15/2031(a)	600,000	518,381
PG&E Corp., 5.25%, 07/01/2030	540,000	513,696
Vistra Operations Co. LLC
5.50%, 09/01/2026(a)	170,000	167,505
5.00%, 07/31/2027(a)	325,000	314,969

See Notes to Financial Statements

A-102

Aristotle High Yield Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
4.38%, 05/01/2029(a)	$500,000	$463,712
7.75%, 10/15/2031(a)	100,000	104,801
		3,213,195
TOTAL CORPORATE BONDS (Cost $66,417,479)		65,116,340
BANK LOANS — 6.5%
Financials — 0.3%
Truist Insurance Holdings LLC, Senior Secured First Lien, 8.58% (1 mo. Term SOFR + 3.25%), 03/24/2031	250,000	249,895
Health Care — 0.6%
Gainwell Acquisition Corp., Senior Secured First Lien, 9.45% (3 mo. Term SOFR + 4.00%), 10/01/2027	493,622	473,075
Industrials — 2.0%
Engineered Machinery Holdings, Inc., Senior Secured Second Lien, 11.61% (3 mo. Term SOFR + 6.00%), 05/21/2029	400,000	396,334
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.35% (1 mo. Term SOFR + 4.00%), 11/22/2029	495,013	498,520
STS Operating, Inc., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 03/25/2031	401,621	403,003
TransDigm, Inc., Senior Secured First Lien, 7.57% (1 mo. Term SOFR + 2.75%), 03/22/2030	248,744	249,547
		1,547,404
Materials — 0.6%
Pregis TopCo LLC, Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 07/31/2026	496,114	497,441
Technology — 3.0%
Applied Systems, Inc., Senior Secured First Lien, 8.82% (1 mo. Term SOFR + 3.50%), 02/24/2031	497,494	501,049
Dun & Bradstreet Corp., Senior Secured First Lien, 8.07% (1 mo. Term SOFR + 2.75%), 01/18/2029	497,364	497,829
Peraton Corp., Senior Secured Second Lien, 13.18% (3 mo. Term SOFR + 7.75%), 02/01/2029	375,000	376,781
Polaris Newco LLC, Senior Secured First Lien, 9.57% (1 mo. Term SOFR + 4.00%), 06/05/2028	493,671	489,467
UKG, Inc., Senior Secured First Lien, 8.81% (1 mo. Term SOFR + 3.50%), 02/10/2031	497,403	500,588
		2,365,714
TOTAL BANK LOANS (Cost $5,118,524)		5,133,529

	Par	Value
COLLATERALIZED LOAN OBLIGATIONS — 5.4%
Aimco CDO, Series 2019–10A, Class ER, 11.53% (3 mo. Term SOFR + 6.21%), 07/22/2032(a)	$250,000	$245,924
Benefit Street Partners CLO Ltd., Series 2018-16A, Class E, 12.28% (3 mo. Term SOFR + 6.96%), 01/17/2032(a)	250,000	249,514
CarVal CLO, Series 2019-2A, Class E, 12.02% (3 mo. Term SOFR + 6.70%), 07/20/2032(a)	525,000	520,549
CIFC Funding Ltd., Series 2019-6A, Class E, 12.98% (3 mo. Term SOFR + 7.66%), 01/16/2033(a)	550,000	551,911
Dryden Senior Loan Fund, Series 2018-55A, Class F, 12.78% (3 mo. Term SOFR + 7.46%), 04/15/2031(a)	250,000	197,448
Eaton Vance Management, Series 2020-1A, Class ER, 11.83% (3 mo. Term SOFR + 6.51%), 10/15/2034(a)	500,000	493,292
Neuberger Berman CLO Ltd., Series 2018-30A, Class ER, 11.78% (3 mo. Term SOFR + 6.46%), 01/20/2031(a)	750,000	752,744
Oak Hill Credit Partners, Series 2012-7A, Class ER3, 11.83% (3 mo. Term SOFR + 6.51%), 02/20/2034(a)	250,000	253,666
Rad CLO
Series 2018-2A, Class ER, 11.58% (3 mo. Term SOFR + 6.26%), 10/15/2031(a)	400,000	400,682
Series 2018-2A, Class F, 13.03% (3 mo. Term SOFR + 7.71%), 10/15/2031(a)	250,000	231,066
Trimaran CAVU LLC, Series 2021-3A, Class E, 12.93% (3 mo. Term SOFR + 7.63%), 01/18/2035(a)	370,000	371,439
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $4,278,183)		4,268,235
	Shares
EXCHANGE TRADED FUNDS — 0.4%
iShares iBoxx $ High Yield Corporate Bond ETF	3,682	286,202
TOTAL EXCHANGE TRADED FUNDS (Cost $273,916)		286,202
	Par
ASSET-BACKED SECURITIES — 0.2%
American Airlines Group, Inc., Series B, 3.95%, 07/11/2030	$173,000	158,440
TOTAL ASSET-BACKED SECURITIES (Cost $143,068)		158,440

See Notes to Financial Statements

A-103

Aristotle High Yield Bond Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 0.1%
Industrials — 0.1%
Chart Industries, Inc.(b)	583	$96,032
TOTAL COMMON STOCKS (Cost $77,476)		96,032
TOTAL INVESTMENTS — 95.7% (Cost $76,308,646)		75,058,778
Other Assets in Excess of Liabilities — 4.3%		3,365,466
TOTAL NET ASSETS — 100.0%		$78,424,244

Percentages are stated as a percent of net assets.
PIK - Payment in Kind
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $64,580,257 or 82.3% of the Fund’s net assets.
(b)	Non-income producing security.
See Notes to Financial Statements

A-104

Aristotle Short Duration Income Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 43.3%
Communications — 1.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
6.15%, 11/10/2026	$3,550,000	$3,578,669
3.75%, 02/15/2028	2,350,000	2,180,681
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
4.74%, 03/20/2025(a)	3,123,000	3,106,322
5.15%, 03/20/2028(a)	1,202,400	1,199,895
T-Mobile USA, Inc., 4.85%, 01/15/2029	2,400,000	2,383,369
Verizon Communications, Inc., 2.10%, 03/22/2028	3,000,000	2,701,818
Warnermedia Holdings, Inc., 3.76%, 03/15/2027	1,350,000	1,288,705
		16,439,459
Consumer Discretionary — 4.1%
British Airways 2019-1 Class A Pass Through Trust, Series PTT, 3.35%, 06/15/2029(a)	1,998,413	1,841,865
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/2025(a)	3,499,611	3,464,706
Ford Motor Credit Co. LLC
2.30%, 02/10/2025	2,500,000	2,425,063
3.38%, 11/13/2025	4,200,000	4,042,641
2.70%, 08/10/2026	1,775,000	1,655,128
General Motors Financial Co., Inc., 6.00%, 01/09/2028	3,000,000	3,076,854
Genting New York LLC / GENNY Capital, Inc., 3.30%, 02/15/2026(a)	1,800,000	1,727,768
Marriott International, Inc./MD
5.55%, 10/15/2028	10,000,000	10,216,836
4.90%, 04/15/2029	4,400,000	4,367,031
4.88%, 05/15/2029	200,000	198,106
Mattel, Inc., 3.38%, 04/01/2026(a)	3,000,000	2,871,228
Meritage Homes Corp., 6.00%, 06/01/2025	1,512,000	1,514,430
Royal Caribbean Cruises Ltd., 7.25%, 01/15/2030(a)	2,375,000	2,469,257
		39,870,913
Consumer Staples — 2.0%
Bacardi Ltd. / Bacardi-Martini BV, 5.25%, 01/15/2029(a)	3,000,000	2,972,533
Campbell Soup Co., 5.30%, 03/20/2026	3,150,000	3,153,683
J M Smucker Co., 5.90%, 11/15/2028	3,500,000	3,631,291
Mars, Inc., 4.55%, 04/20/2028(a)	10,000,000	9,906,217
		19,663,724
Energy — 1.5%
Energy Transfer LP
5.55%, 02/15/2028	3,500,000	3,552,595
6.10%, 12/01/2028	1,500,000	1,556,400

	Par	Value
Targa Resources Corp., 6.15%, 03/01/2029	$4,550,000	$4,743,476
TransCanada PipeLines Ltd., 6.20%, 03/09/2026	5,300,000	5,301,033
		15,153,504
Financials — 21.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.75%, 01/30/2026	1,250,000	1,167,786
5.75%, 06/06/2028	800,000	811,030
Air Lease Corp.
5.85%, 12/15/2027	3,350,000	3,403,126
5.30%, 02/01/2028	2,000,000	2,002,007
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026(a)	4,550,000	4,241,071
4.25%, 04/15/2026(a)	2,650,000	2,558,615
Bank of America Corp.
0.98% to 04/22/2024 then SOFR + 0.69%, 04/22/2025	7,500,000	7,477,822
3.84% to 04/25/2024 then SOFR + 1.11%, 04/25/2025	1,000,000	998,640
3.38% to 04/02/2025 then SOFR + 1.33%, 04/02/2026	8,000,000	7,826,782
4.83% to 07/22/2025 then SOFR + 1.75%, 07/22/2026	3,000,000	2,974,035
5.93% to 09/15/2026 then SOFR + 1.34%, 09/15/2027	8,500,000	8,615,916
Block, Inc., 2.75%, 06/01/2026	750,000	706,102
BPCE SA, 5.72% to 01/18/2029 then 1 yr. CMT Rate + 1.96%, 01/18/2030(a)	2,250,000	2,261,762
Citibank NA, 5.49%, 12/04/2026	2,500,000	2,527,371
Citigroup, Inc., 2.01% to 01/25/2025 then SOFR + 0.69%, 01/25/2026	5,650,000	5,479,173
Crown Castle, Inc., 5.60%, 06/01/2029	1,650,000	1,672,624
Danske Bank AS, 5.43% to 03/01/2027 then 1 yr. CMT Rate + 0.95%, 03/01/2028(a)	2,400,000	2,405,881
Extra Space Storage LP
3.50%, 07/01/2026	1,035,000	994,803
3.88%, 12/15/2027	5,820,000	5,531,734
5.70%, 04/01/2028	2,200,000	2,241,039
Fiserv, Inc., 5.45%, 03/02/2028	2,000,000	2,024,401
Goldman Sachs Bank USA/New York NY, 6.12% (SOFR + 0.77%), 03/18/2027	2,950,000	2,950,025
Goldman Sachs Group, Inc.
3.27% to 09/29/2024 then 3 mo. Term SOFR + 1.46%, 09/29/2025	3,000,000	2,964,208
3.81% to 04/23/2028 then 3 mo. Term SOFR + 1.42%, 04/23/2029	2,000,000	1,896,542

See Notes to Financial Statements

A-105

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
HSBC Holdings PLC
0.98% to 05/24/2024 then SOFR + 0.71%, 05/24/2025	$2,500,000	$2,480,859
4.18% to 12/09/2024 then SOFR + 1.51%, 12/09/2025	1,000,000	988,016
5.55% to 03/04/2029 then SOFR + 1.46%, 03/04/2030	4,550,000	4,578,650
JPMorgan Chase & Co.
2.60% to 02/24/2025 then SOFR + 0.92%, 02/24/2026	1,500,000	1,461,572
4.08% to 04/26/2025 then SOFR + 1.32%, 04/26/2026	4,000,000	3,939,857
6.07% to 10/22/2026 then SOFR + 1.33%, 10/22/2027	12,000,000	12,247,383
5.04% to 01/23/2027 then SOFR + 1.19%, 01/23/2028	6,750,000	6,728,831
JPMorgan Chase Bank NA, 5.11%, 12/08/2026	2,550,000	2,557,978
Kite Realty Group Trust, 4.00%, 03/15/2025	1,000,000	981,903
Lloyds Banking Group PLC, 5.46% to 01/05/2027 then 1 yr. CMT Rate + 1.38%, 01/05/2028	3,850,000	3,852,092
Lseg US Fin Corp., 4.88%, 03/28/2027(a)	1,000,000	996,388
MassMutual Global Funding II, 5.05%, 12/07/2027(a)	1,800,000	1,803,217
Mitsubishi UFJ Financial Group, Inc.
4.79% to 07/18/2024 then 1 yr. CMT Rate + 1.70%, 07/18/2025	5,000,000	4,982,880
3.84% to 04/17/2025 then 1 yr. CMT Rate + 1.13%, 04/17/2026	1,000,000	982,714
Morgan Stanley
0.79% to 05/30/2024 then SOFR + 0.53%, 05/30/2025	7,985,000	7,911,328
4.68% to 07/17/2025 then SOFR + 1.67%, 07/17/2026	1,200,000	1,187,498
6.14% to 10/16/2025 then SOFR + 1.77%, 10/16/2026	1,500,000	1,517,660
5.05% to 01/28/2026 then SOFR + 1.30%, 01/28/2027	3,050,000	3,039,296
5.12% to 02/01/2028 then SOFR + 1.73%, 02/01/2029	3,000,000	2,993,859
5.16% to 04/20/2028 then SOFR + 1.59%, 04/20/2029	3,300,000	3,298,326
New York Life Global Funding
4.70%, 04/02/2026(a)	3,000,000	2,977,584
4.85%, 01/09/2028(a)	2,000,000	1,994,363
Penske Truck Leasing Co. Lp / PTL Finance Corp.
5.75%, 05/24/2026(a)	5,250,000	5,289,667
5.35%, 01/12/2027(a)	3,150,000	3,153,851
4.40%, 07/01/2027(a)	2,300,000	2,240,296
PNC Financial Services Group, Inc.
5.81% to 06/12/2025 then SOFR + 1.32%, 06/12/2026	3,000,000	3,010,898
5.30% to 01/21/2027 then SOFR + 1.34%, 01/21/2028	1,650,000	1,652,293

	Par	Value
Skandinaviska Enskilda Banken AB, 5.13%, 03/05/2027(a)	$3,200,000	$3,206,381
Societe Generale SA, 5.52% to 01/19/2027 then 1 yr. CMT Rate + 1.50%, 01/19/2028(a)	4,750,000	4,719,264
Sun Communities Operating LP, 5.50%, 01/15/2029	1,500,000	1,497,272
UBS Group AG
4.49% to 05/12/2025 then 1 yr. CMT Rate + 1.55%, 05/12/2026(a)	3,750,000	3,697,725
5.43% to 02/08/2029 then 1 yr. CMT Rate + 1.52%, 02/08/2030(a)	3,200,000	3,205,757
US Bancorp, 5.38% to 01/23/2029 then SOFR + 1.56%, 01/23/2030	2,050,000	2,059,586
VICI Properties LP
4.38%, 05/15/2025	1,350,000	1,327,964
4.75%, 02/15/2028	1,350,000	1,317,739
VICI Properties LP / VICI Note Co., Inc., 3.50%, 02/15/2025(a)	6,050,000	5,921,204
Wells Fargo & Co., 5.57% to 07/25/2028 then SOFR + 1.74%, 07/25/2029	3,850,000	3,896,822
Wells Fargo Bank NA
5.45%, 08/07/2026	3,000,000	3,020,970
5.25%, 12/11/2026	2,500,000	2,510,374
Westpac Banking Corp., 5.54%, 11/17/2028	3,250,000	3,342,585
		204,305,397
Health Care — 0.8%
HCA, Inc., 5.20%, 06/01/2028	2,650,000	2,658,629
IQVIA, Inc., 5.70%, 05/15/2028	4,600,000	4,669,546
		7,328,175
Industrials — 2.6%
BAE Systems PLC, 5.00%, 03/26/2027(a)	2,800,000	2,795,111
Element Fleet Management Corp., 5.64%, 03/13/2027(a)	4,600,000	4,615,724
Lennox International, Inc., 5.50%, 09/15/2028	7,150,000	7,252,040
Regal Rexnord Corp., 6.05%, 02/15/2026(a)	5,500,000	5,531,306
TK Elevator US Newco, Inc., 5.25%, 07/15/2027(a)	1,500,000	1,450,837
Veralto Corp., 5.50%, 09/18/2026(a)	3,600,000	3,615,357
		25,260,375
Materials — 0.5%
Ball Corp., 6.88%, 03/15/2028	5,000,000	5,136,615
Technology — 2.8%
Arrow Electronics, Inc., 6.13%, 03/01/2026	2,200,000	2,199,353
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(a)	8,898,000	8,344,656
Concentrix Corp., 6.65%, 08/02/2026	6,500,000	6,552,253
Flex Ltd.
3.75%, 02/01/2026	305,000	295,989

See Notes to Financial Statements

A-106

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
6.00%, 01/15/2028	$2,000,000	$2,037,065
Infor, Inc., 1.75%, 07/15/2025(a)	2,000,000	1,894,605
Kyndryl Holdings, Inc.
2.05%, 10/15/2026	4,025,000	3,688,590
2.70%, 10/15/2028	2,500,000	2,215,243
		27,227,754
Utilities — 6.0%
AES Corp., 3.30%, 07/15/2025(a)	3,650,000	3,538,151
Ameren Corp., 5.00%, 01/15/2029	3,850,000	3,831,212
American Electric Power Co., Inc., 5.20%, 01/15/2029	4,200,000	4,212,300
DTE Energy Co., 5.10%, 03/01/2029	8,850,000	8,818,346
Exelon Corp., 5.15%, 03/15/2029	4,650,000	4,662,484
National Grid PLC, 5.60%, 06/12/2028	3,100,000	3,159,361
NextEra Energy Capital Holdings, Inc.
5.75%, 09/01/2025	1,000,000	1,004,624
4.90%, 02/28/2028	3,200,000	3,191,430
Pacific Gas and Electric Co., 5.55%, 05/15/2029	4,950,000	4,994,820
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028	15,000,000	15,452,239
Southern Co., 5.50%, 03/15/2029	3,750,000	3,823,048
Virginia Power Fuel Securitization LLC, 5.09%, 05/01/2027	2,000,000	1,972,949
		58,660,964
TOTAL CORPORATE BONDS (Cost $418,620,378)		419,046,880
BANK LOANS — 18.7%
Communications — 1.0%
SBA Senior Finance II LLC, Senior Secured First Lien, 7.33% (1 mo. Term SOFR + 2.00%), 01/27/2031	9,711,965	9,740,809
Consumer Discretionary — 5.6%
Allied Universal Holdco LLC, Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 05/15/2028	4,412,184	4,411,764
Carnival Corp., Senior Secured First Lien, 8.69% (1 mo. Term SOFR + 3.25%), 10/18/2028	7,343,718	7,362,849
ClubCorp Holdings, Inc., Senior Secured First Lien, 10.61% (1 mo. Term SOFR + 5.00%), 09/18/2026	2,264,301	2,271,592
Flutter Financing BV, Senior Secured First Lien, 7.60% (1 mo. Term SOFR + 2.25%), 11/29/2030	3,241,875	3,249,104
Hilton Domestic Operating Co., Inc., Senior Secured First Lien, 7.17% (1 mo. Term SOFR + 1.75%), 06/21/2028	4,000,000	4,011,720

	Par	Value
Hilton Grand Vacations Borrower LLC, Senior Secured First Lien, 8.19% (1 mo. Term SOFR + 2.75%), 08/02/2028	3,926,763	3,935,775
Marriott Ownership Resorts, Inc., Senior Secured First Lien
7.18% (1 mo. Term SOFR + 1.75%), 09/02/2025	8,819,096	8,805,867
7.57% (1 mo. Term SOFR + 2.25%), 03/17/2031	5,000,000	4,987,500
Mavis Tire Express Services Topco Corp., Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 05/04/2028	2,055,870	2,061,709
Mileage Plus Holdings LLC, Senior Secured First Lien, 10.77% (3 mo. Term SOFR + 5.25%), 06/21/2027	1,300,000	1,340,326
SeaWorld Parks & Entertainment, Inc., Senior Secured First Lien, 7.83% (1 mo. Term SOFR + 2.50%), 08/25/2028	6,367,563	6,373,930
United Airlines, Inc., Senior Secured First Lien, 8.05% (1 mo. Term SOFR + 2.75%), 02/24/2031	6,000,000	6,016,860
		54,828,996
Energy — 0.3%
Buckeye Partners LP, Senior Secured First Lien, 7.33% (1 mo. Term SOFR + 2.00%), 11/02/2026	3,000,000	3,008,970
Financials — 4.6%
AssuredPartners, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 02/12/2027	8,926,003	8,945,283
Avolon TLB Borrower 1 US LLC, Senior Secured First Lien, 7.33% (1 mo. Term SOFR + 2.00%), 06/22/2028	9,999,302	10,013,402
Boost Newco Borrower LLC, Senior Secured First Lien, 8.33% (1 mo. Term SOFR + 3.00%), 01/31/2031	5,000,000	5,023,975
Deerfield Dakota Holding LLC, Senior Secured First Lien, 9.10% (3 mo. Term SOFR + 3.75%), 04/09/2027	6,268,295	6,245,227
Delos Aircraft Leasing DAC, Senior Secured First Lien, 7.35% (1 mo. Term SOFR + 2.00%), 10/31/2027	4,500,000	4,516,875
HUB International Ltd., Senior Secured First Lien, 8.57% (1 mo. Term SOFR + 3.25%), 06/20/2030	9,481,875	9,496,050
		44,240,812

See Notes to Financial Statements

A-107

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Health Care — 0.8%
Elanco Animal Health, Inc., Senior Secured First Lien, 7.18% (1 mo. Term SOFR + 1.75%), 08/02/2027	$4,836,495	$4,824,791
Pathway Vet Alliance LLC, Senior Secured First Lien, 9.19% (1 mo. Term SOFR + 3.75%), 03/31/2027	2,886,173	2,540,741
		7,365,532
Industrials — 1.9%
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.35% (1 mo. Term SOFR + 4.00%), 11/22/2029	3,960,100	3,988,157
SPX FLOW, Inc., Senior Secured First Lien, 9.93% (1 mo. Term SOFR + 4.50%), 04/05/2029	1,000,000	1,005,365
STS Operating, Inc., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 03/25/2031	2,500,000	2,508,600
TransDigm, Inc., Senior Secured First Lien, 7.57% (1 mo. Term SOFR + 2.75%), 08/24/2028	10,917,500	10,967,011
		18,469,133
Materials — 0.8%
Proampac PG Borrower LLC, Senior Secured First Lien, 9.81% (1 mo. Term SOFR + 4.50%), 09/15/2028	4,659,693	4,673,672
Quikrete Holdings, Inc., Senior Secured First Lien, 8.07% (1 mo. Term SOFR + 2.63%), 01/29/2027	2,992,188	2,998,666
		7,672,338
Medical Equipment & Devices Manufacturing — 0.5%
Medline Borrower LP, Senior Secured First Lien, 8.45% (1 mo. Term SOFR + 3.00%), 10/23/2028	5,000,000	5,016,475
Technology — 3.2%
Applied Systems, Inc., Senior Secured First Lien, 8.82% (1 mo. Term SOFR + 3.50%), 02/24/2031	1,925,531	1,939,289
CoreLogic, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 06/02/2028	3,412,500	3,345,052
Ellucian Holdings, Inc., Senior Secured First Lien, 8.93% (1 mo. Term SOFR + 3.50%), 10/29/2029	1,178,126	1,184,606
Epicor Software Corp., Senior Secured First Lien, 8.69% (1 mo. Term SOFR + 3.25%), 07/30/2027	2,976,864	2,990,751

	Par	Value
Polaris Newco LLC, Senior Secured First Lien, 9.57% (1 mo. Term SOFR + 4.00%), 06/05/2028	$1,979,695	$1,962,838
Tempo Acquisition LLC, Senior Secured First Lien, 8.08% (1 mo. Term SOFR + 2.75%), 08/31/2028	2,683,691	2,695,217
UKG, Inc., Senior Secured First Lien, 8.81% (1 mo. Term SOFR + 3.50%), 02/10/2031	14,492,459	14,585,284
Verscend Holding Corp., Senior Secured First Lien, 9.45% (1 mo. Term SOFR + 4.00%), 08/27/2025	1,979,644	1,982,118
		30,685,155
TOTAL BANK LOANS (Cost $180,256,008)		181,028,220
ASSET-BACKED SECURITIES — 15.7%
Ally Auto Receivables Trust
Series 2022-3, Class A2, 5.29%, 06/16/2025	253,030	252,858
Series 2023-1, Class A2, 5.76%, 11/15/2026	1,251,752	1,252,021
American Airlines Group, Inc.
Series 2013-1, 4.00%, 07/15/2025	589,500	571,741
Series 2013-1, 3.95%, 11/15/2025	379,191	369,370
AmeriCredit Automobile Receivables Trust
Series 2021-1, Class B, 0.68%, 10/19/2026	4,233,448	4,196,762
Series 2021-3, Class B, 1.17%, 08/18/2027	4,700,000	4,502,407
Series 2022-2, Class A2A, 4.20%, 12/18/2025	213,110	212,758
Series 2022-2, Class A3, 4.38%, 04/18/2028	460,000	455,774
Series 2023-1, Class A2A, 5.84%, 10/19/2026	2,878,963	2,877,812
Series 2023-2, Class A2, 6.19%, 04/19/2027	2,701,021	2,706,621
British Airways PLC, Series 2013-1, 4.63%, 06/20/2024(a)	397,480	396,341
Capital One Prime Auto Receivables Trust, Series 2023-1, Class A2, 5.20%, 05/15/2026	2,654,683	2,649,271
Ford Credit Auto Owner Trust
Series 2020-1, Class A, 2.04%, 08/15/2031(a)	2,000,000	1,936,686
Series 2020-C, Class B, 0.79%, 08/15/2026	2,650,000	2,552,464
Series 2021-A, Class B, 0.70%, 10/15/2026	8,000,000	7,638,708
Series 2022-C, Class A2A, 4.52%, 04/15/2025	164,371	164,261
Series 2022-D, Class A2A, 5.37%, 08/15/2025	164,285	164,148
Series 2023-1, Class A, 4.85%, 08/15/2035(a)	2,000,000	1,989,780
Series 2023-B, Class A2A, 5.57%, 06/15/2026	4,475,460	4,472,575
Series 2024-1, Class A, 4.87%, 08/15/2036(a)	3,300,000	3,333,694
Series 2024-A, Class B, 5.26%, 11/15/2029	3,000,000	2,980,151
General Motors Financial Co., Inc.
Series 2020-3, Class B, 0.76%, 12/18/2025	362,175	360,816
Series 2021-2, Class B, 0.69%, 01/19/2027	2,400,000	2,344,241
GM Financial Consumer Automobile Receivables Trust

See Notes to Financial Statements

A-108

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Series 2021-1, Class B, 0.75%, 05/17/2027	$800,000	$773,396
Series 2023-2, Class A2A, 5.10%, 05/18/2026	998,327	995,873
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77%, 08/11/2036(a)	2,250,000	2,323,495
Hilton Grand Vacations, Inc.
Series 2020-AA, Class A, 2.74%, 02/25/2039(a)	114,962	109,463
Series 2022-1D, Class A, 3.61%, 06/20/2034(a)	368,360	351,946
Series 2022-2A, Class A, 4.30%, 01/25/2037(a)	946,446	914,824
Series 2023-1A, Class A, 5.72%, 01/25/2038(a)	2,452,558	2,467,116
Honda Auto Receivables Owner Trust
Series 2021-3, Class A3, 0.41%, 11/18/2025	118,622	116,397
Series 2022-2, Class A2, 3.81%, 03/18/2025	187,443	187,139
Series 2023-2, Class A2, 5.41%, 04/15/2026	4,332,330	4,326,208
Marriott Vacations Worldwide Corp.
Series 2020-1A, Class A, 1.74%, 10/20/2037(a)	198,727	186,497
Series 2021-1WA, Class A, 1.14%, 01/22/2041(a)	675,414	622,203
Series 2022-1A, Class A, 4.15%, 11/21/2039(a)	533,942	519,746
Mercedes-Benz Auto Receivables Trust
Series 2023-1, Class A2, 5.09%, 01/15/2026	377,584	376,923
Series 2024-1, Class A3, 4.80%, 04/16/2029	1,500,000	1,488,530
MVW Owner Trust, Series 2024-1A, Class A, 5.32%, 02/20/2043(a)	5,350,000	5,366,550
Navient Student Loan Trust
Series 2018-BA, Class A2A, 3.61%, 12/15/2059 (a)	317,183	311,376
Series 2018-DA, Class A2A, 4.00%, 12/15/2059 (a)	337,886	328,452
Series 2019-BA, Class A2A, 3.39%, 12/15/2059 (a)	844,769	810,995
Series 2019-EA, Class A2A, 2.64%, 05/15/2068 (a)	694,448	668,249
Series 2020-1A, Class A1B, 6.48% (30 day avg SOFR US + 1.16%), 06/25/2069(a)	1,494,990	1,500,027
Series 2020-2A, Class A1A, 1.32%, 08/26/2069 (a)	2,498,786	2,214,355
Series 2020-A, Class A2A, 2.46%, 11/15/2068(a)	550,341	517,808
Series 2020-BA, Class A2, 2.12%, 01/15/2069(a)	2,782,053	2,548,758
Series 2020-DA, Class A, 1.69%, 05/15/2069(a)	611,485	558,601
Series 2020-EA, Class A, 1.69%, 05/15/2069(a)	2,219,498	1,993,053
Series 2020-FA, Class A, 1.22%, 07/15/2069(a)	558,998	504,499
Series 2020-GA, Class A, 1.17%, 09/16/2069(a)	535,560	479,944

	Par	Value
Series 2020-HA, Class A, 1.31%, 01/15/2069(a)	$1,171,493	$1,083,669
Series 2021-1A, Class A1B, 6.03% (30 day avg SOFR US + 0.71%), 12/26/2069(a)	1,090,693	1,077,585
Series 2021-2A, Class A1B, 5.98% (30 day avg SOFR US + 0.66%), 02/25/2070(a)	2,192,216	2,158,615
Series 2021-A, Class A, 0.84%, 05/15/2069(a)	604,574	530,848
Series 2021-CA, Class A, 1.06%, 10/15/2069(a)	2,964,952	2,599,003
Series 2021-FA, Class A, 1.11%, 02/18/2070(a)	1,629,145	1,393,683
Series 2022-A, Class A, 2.23%, 07/15/2070(a)	4,639,986	4,074,340
Series 2022-BA, Class A, 4.16%, 10/15/2070(a)	6,619,391	6,355,016
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 04/20/2062(a)	1,926,588	1,732,446
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A, 5.34%, 02/17/2026	3,851,318	3,845,004
Santander Consumer USA Holdings, Inc.
Series 2021-4, Class C, 1.26%, 02/16/2027	3,474,341	3,424,151
Series 2022-3, Class A3, 3.40%, 12/15/2026	1,009,436	1,005,168
Series 2022-3, Class B, 4.13%, 08/16/2027	1,800,000	1,775,931
Series 2023-3, Class A2, 6.08%, 08/17/2026	790,789	790,981
Series 2023-3, Class A3, 5.61%, 10/15/2027	2,600,000	2,600,047
Series 2024-1, Class A2, 5.71%, 02/16/2027	1,000,000	999,229
Series 2024-1, Class A3, 5.25%, 04/17/2028	1,500,000	1,491,518
Santander Consumer USA, Inc.
Series 2022-5, Class A3, 4.11%, 08/17/2026	346,807	345,879
Series 2022-5, Class B, 4.43%, 03/15/2027	2,900,000	2,874,321
Series 2022-6, Class A3, 4.49%, 11/16/2026	1,054,252	1,049,849
Series 2022-6, Class B, 4.72%, 06/15/2027	3,100,000	3,067,659
Series 2022-7, Class A2, 5.81%, 01/15/2026	407,370	407,311
Series 2023-1, Class A2, 5.36%, 05/15/2026	511,224	510,628
Series 2023-2, Class A2, 5.87%, 03/16/2026	1,131,014	1,130,664
Series 2023-2, Class A3, 5.21%, 07/15/2027	6,500,000	6,473,020
Santander Drive Auto Receivables LLC, Series 2021-3, Class C, 0.95%, 09/15/2027	327,630	326,310
SBNA Auto Receivables Trust 2024-A, Series 2024-A, Class B, 5.29%, 09/17/2029(a)	1,000,000	1,002,252
SMB Private Education Loan Trust
Series 2016-A, Class A2A, 2.70%, 05/15/2031(a)	576,326	571,309
Series 2016-B, Class A2A, 2.43%, 02/17/2032(a)	718,260	706,306
Series 2016-C, Class A2A, 2.34%, 09/15/2034(a)	820,785	807,550
Series 2017-A, Class A2A, 2.88%, 09/15/2034(a)	670,967	652,135
Series 2018-A, Class A2A, 3.50%, 02/15/2036(a)	302,204	294,303
Series 2018-B, Class A2A, 3.60%, 01/15/2037(a)	858,201	838,588

See Notes to Financial Statements

A-109

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Series 2018-C, Class A2A, 3.63%, 11/15/2035(a)	$915,973	$894,888
Series 2020-B, Class A1A, 1.29%, 07/15/2053(a)	1,413,704	1,282,885
Series 2021-A, Class APT2, 1.07%, 01/15/2053 (a)	1,907,746	1,664,977
SMB Private Education Loan Trust 2019-A, Series 2019-A, Class A2A, 3.44%, 07/15/2036(a)	666,185	644,781
United Airlines, Inc., Series 2016-1B, 3.65%, 01/07/2026	364,583	348,633
Verizon Master Trust
Series 2023-2, Class A, 4.89%, 04/13/2028	4,900,000	4,874,531
Series 2024-2, Class A, 4.83%, 12/22/2031(a)	2,750,000	2,746,215
TOTAL ASSET-BACKED SECURITIES (Cost $156,567,084)		152,395,911
U.S. TREASURY OBLIGATIONS — 13.2%
United States Treasury Note/Bond
0.88%, 09/30/2026	16,500,000	15,103,301
2.50%, 03/31/2027	15,000,000	14,204,590
0.50%, 04/30/2027	15,000,000	13,328,027
2.63%, 05/31/2027	12,300,000	11,658,574
3.25%, 06/30/2027	2,500,000	2,414,746
4.13%, 10/31/2027	19,000,000	18,853,047
4.00%, 02/29/2028	12,000,000	11,861,719
1.25%, 03/31/2028	12,000,000	10,663,828
3.63%, 05/31/2028	13,000,000	12,672,207
4.00%, 06/30/2028	2,500,000	2,472,705
4.63%, 09/30/2028	8,000,000	8,116,250
4.38%, 11/30/2028	7,000,000	7,038,145
TOTAL U.S. TREASURY OBLIGATIONS (Cost $130,433,805)		128,387,139
COLLATERALIZED LOAN OBLIGATIONS — 7.7%
Aimco CDO, Series 2019-10A, Class AR, 6.64% (3 mo. Term SOFR + 1.32%), 07/22/2032(a)	2,700,000	2,697,874
Buttermilk Park CLO, Series 2018-1A, Class A1, 6.68% (3 mo. Term SOFR + 1.36%), 10/15/2031(a)	1,827,641	1,830,399
Carlyle Group, Inc., Series 2014-3RA, Class A1A, 6.63% (3 mo. Term SOFR + 1.31%), 07/27/2031(a)	427,171	427,307
CIFC Funding Ltd.
Series 2015-3A, Class AR, 6.44% (3 mo. Term SOFR + 1.13%), 04/19/2029(a)	878,905	879,431
Series 2018-1A, Class A, 6.56% (3 mo. Term SOFR + 1.26%), 04/18/2031(a)	459,443	459,743
Dryden Senior Loan Fund
Series 2013-30A, Class AR, 6.39% (3 mo. Term SOFR + 1.08%), 11/15/2028(a)	691,688	690,096
Series 2018-55A, Class A1, 6.60% (3 mo. Term SOFR + 1.28%), 04/15/2031(a)	2,340,966	2,343,406

	Par	Value
Series 2018-58A, Class A1, 6.58% (3 mo. Term SOFR + 1.26%), 07/17/2031(a)	$3,016,898	$3,016,898
Series 2018-61A, Class A1R, 6.57% (3 mo. Term SOFR + 1.25%), 01/17/2032(a)	7,000,000	7,003,423
Series 2018-64A, Class A, 6.53% (3 mo. Term SOFR + 1.23%), 04/18/2031(a)	2,133,708	2,134,159
Flatiron CLO Ltd., Series 2018-1A, Class A, 6.53% (3 mo. Term SOFR + 1.21%), 04/17/2031(a)	460,121	460,422
Magnetite CLO Ltd.
Series 2015-12A, Class AR4, 6.47% (3 mo. Term SOFR + 1.15%), 10/15/2031(a)	2,600,000	2,600,000
Series 2015-14RA, Class A1, 6.68% (3 mo. Term SOFR + 1.38%), 10/18/2031(a)	3,178,670	3,179,341
Series 2015-15A, Class AR, 6.60% (3 mo. Term SOFR + 1.27%), 07/25/2031(a)	1,437,266	1,437,663
Series 2016-18A, Class AR2, 6.45% (3 mo. Term SOFR + 1.14%), 11/15/2028(a)	1,379,737	1,380,272
Magnetite Xxix Ltd., Series 2021-29A, Class A, 6.57% (3 mo. Term SOFR + 1.25%), 01/15/2034(a)	3,830,000	3,831,762
Neuberger Berman CLO Ltd.
Series 2017-25A, Class AR, 6.49% (3 mo. Term SOFR + 1.19%), 10/18/2029(a)	2,443,499	2,444,152
Series 2017-26A, Class AR, 6.48% (3 mo. Term SOFR + 1.18%), 10/18/2030(a)	5,216,718	5,216,020
Series 2020-37A, Class AR, 6.55% (3 mo. Term SOFR + 1.23%), 07/20/2031(a)	7,261,205	7,270,659
OCP CLO Ltd., Series 2017-13A, Class A1AR, 6.54% (3 mo. Term SOFR + 1.22%), 07/15/2030(a)	3,298,153	3,300,628
Palmer Square Loan Funding Ltd.
Series 2021-1A, Class A1, 6.48% (3 mo. Term SOFR + 1.16%), 04/20/2029(a)	1,304,972	1,303,555
Series 2021-2A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 05/20/2029(a)	3,326,028	3,325,979
Series 2021-3A, Class A2, 6.98% (3 mo. Term SOFR + 1.66%), 07/20/2029(a)	1,000,000	1,002,147
Series 2021-4A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 10/15/2029(a)	4,075,322	4,062,126
Series 2021-4A, Class A2, 6.98% (3 mo. Term SOFR + 1.66%), 10/15/2029(a)	1,250,000	1,251,445
Regatta Funding Ltd., Series 2018-3A, Class A, 6.78% (3 mo. Term SOFR + 1.45%), 10/25/2031(a)	1,060,044	1,060,256
Stratus CLO Ltd.
Series 2021-1A, Class B, 6.98% (3 mo. Term SOFR + 1.66%), 12/29/2029(a)	6,000,000	6,009,705
Series 2021-1A, Class A, 6.38% (3 mo. Term SOFR + 1.06%), 12/29/2029(a)	442,356	442,466
Series 2021-3A, Class A, 6.53% (3 mo. Term SOFR + 1.21%), 12/29/2029(a)	621,227	621,475
Series 2022-3A, Class AR, 6.62% (3 mo. Term SOFR + 1.30%), 10/20/2031(a)	1,950,000	1,951,350

See Notes to Financial Statements

A-110

Aristotle Short Duration Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, 6.54% (3 mo. Term SOFR + 1.22%), 11/18/2030(a)	$1,440,390	$1,441,575
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $74,998,832)		75,075,734
TOTAL INVESTMENTS — 98.6% (Cost $960,876,107)		$955,933,884
Other Assets in Excess of Liabilities — 1.4%		14,011,910
TOTAL NET ASSETS — 100.0%		$969,945,794

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
CMT - Constant Maturity Treasury Rate
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $253,160,148 or 26.1% of the Fund’s net assets.
See Notes to Financial Statements

A-111

Aristotle Strategic Income Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 62.1%
Communications — 4.6%
AT&T, Inc.
4.35%, 03/01/2029	$5,500,000	$5,360,178
2.75%, 06/01/2031	6,000,000	5,169,930
2.25%, 02/01/2032	2,475,000	2,012,189
5.40%, 02/15/2034	8,000,000	8,107,960
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38%, 09/01/2029(a)	2,500,000	2,373,482
4.25%, 02/01/2031(a)	750,000	612,956
4.25%, 01/15/2034(a)	16,875,000	12,752,927
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%, 02/15/2028	1,500,000	1,391,924
4.20%, 03/15/2028	5,750,000	5,422,191
5.05%, 03/30/2029	1,500,000	1,447,102
2.80%, 04/01/2031	7,450,000	6,107,828
Clear Channel Outdoor Holdings, Inc., 7.88%, 04/01/2030(a)	1,575,000	1,566,780
CSC Holdings LLC, 11.75%, 01/31/2029(a)	4,100,000	4,108,957
DISH Network Corp., 11.75%, 11/15/2027(a)	22,350,000	22,839,711
Sprint Capital Corp., 8.75%, 03/15/2032	6,000,000	7,279,542
T-Mobile USA, Inc.
2.05%, 02/15/2028	3,000,000	2,688,896
2.40%, 03/15/2029	2,000,000	1,773,563
3.38%, 04/15/2029	2,050,000	1,897,553
3.88%, 04/15/2030	10,000,000	9,370,769
3.50%, 04/15/2031	1,125,000	1,016,985
2.70%, 03/15/2032	5,700,000	4,796,357
Verizon Communications, Inc., 2.55%, 03/21/2031	12,719,000	10,869,489
Vmed O2 UK Financing I PLC, 7.75%, 04/15/2032(a)	2,400,000	2,409,947
		121,377,216
Consumer Discretionary — 4.9%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(a)	5,125,000	5,041,720
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
4.63%, 01/15/2029(a)	4,975,000	4,566,806
6.75%, 01/15/2030(a)	4,500,000	4,044,295
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 07/31/2029(a)	9,675,000	8,584,330
Ford Motor Co., 6.10%, 08/19/2032	5,175,000	5,247,190
Ford Motor Credit Co. LLC
5.80%, 03/05/2027	5,500,000	5,522,683
4.13%, 08/17/2027	4,000,000	3,797,864
6.80%, 11/07/2028	6,000,000	6,266,183
2.90%, 02/10/2029	3,500,000	3,088,009
7.35%, 03/06/2030	3,138,000	3,347,629
4.00%, 11/13/2030	400,000	357,450

	Par	Value
Garda World Security Corp., 4.63%, 02/15/2027(a)	$11,000,000	$10,548,040
General Motors Financial Co., Inc., 2.70%, 08/20/2027	6,500,000	5,993,547
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.00%, 06/01/2029(a)	2,325,000	2,170,054
4.88%, 07/01/2031(a)	6,975,000	6,251,240
6.63%, 01/15/2032(a)	7,775,000	7,812,102
Hyatt Hotels Corp., 5.75%, 04/23/2030	5,450,000	5,593,109
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)	17,500,000	16,429,864
Marriott International, Inc./MD, 2.85%, 04/15/2031	9,000,000	7,766,453
Merlin Entertainments Group US Holdings, Inc., 7.38%, 02/15/2031(a)	4,600,000	4,638,727
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 02/15/2028(a)	10,000,000	9,372,106
Wand NewCo 3, Inc., 7.63%, 01/30/2032(a)	3,794,375	3,927,432
		130,366,833
Consumer Staples — 2.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 03/15/2029(a)	15,000,000	13,477,497
Fiesta Purchaser, Inc., 7.88%, 03/01/2031(a)	11,175,000	11,549,027
Haleon US Capital LLC, 3.38%, 03/24/2029	8,000,000	7,443,944
J M Smucker Co., 6.20%, 11/15/2033	8,000,000	8,538,261
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL, 6.75%, 03/15/2034(a)	2,600,000	2,733,502
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.13%, 02/01/2028	700,000	689,819
5.50%, 01/15/2030	3,750,000	3,698,027
5.75%, 04/01/2033	13,000,000	12,815,556
Pilgrim's Pride Corp., 4.25%, 04/15/2031	8,000,000	7,219,647
Sysco Corp.
2.40%, 02/15/2030	4,000,000	3,468,962
2.45%, 12/14/2031	3,000,000	2,505,742
		74,139,984
Energy — 6.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029(a)	11,950,000	11,503,130
6.63%, 02/01/2032(a)	775,000	779,027
Cheniere Energy Partners LP, 3.25%, 01/31/2032	10,925,000	9,314,923
Civitas Resources, Inc.
5.00%, 10/15/2026(a)	5,000,000	4,892,166
8.63%, 11/01/2030(a)	5,425,000	5,828,956
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.50%, 06/15/2031(a)	9,275,000	8,773,373
7.50%, 12/15/2033(a)	4,250,000	4,377,275

See Notes to Financial Statements

A-112

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/2029(a)	$8,400,000	$8,304,962
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.50%, 10/01/2030(a)	5,350,000	5,650,312
Energy Transfer LP
4.00%, 10/01/2027	1,200,000	1,153,728
5.55%, 02/15/2028	450,000	456,762
3.75%, 05/15/2030	3,000,000	2,766,571
6.40%, 12/01/2030	2,000,000	2,112,555
5.75%, 02/15/2033	14,500,000	14,740,201
EnLink Midstream LLC, 5.63%, 01/15/2028(a)	5,000,000	4,955,759
EQM Midstream Partners LP
5.50%, 07/15/2028	1,250,000	1,233,782
7.50%, 06/01/2030(a)	50,000	53,493
4.75%, 01/15/2031(a)	5,625,000	5,236,202
Genesis Energy LP / Genesis Energy Finance Corp.
7.75%, 02/01/2028	2,750,000	2,765,928
8.25%, 01/15/2029	750,000	770,581
8.88%, 04/15/2030	4,900,000	5,133,054
MPLX LP
4.00%, 03/15/2028	3,000,000	2,889,772
4.80%, 02/15/2029	1,350,000	1,334,094
2.65%, 08/15/2030	2,225,000	1,914,835
4.95%, 09/01/2032	300,000	291,564
Range Resources Corp., 8.25%, 01/15/2029	4,000,000	4,163,512
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.00%, 12/31/2030(a)	3,100,000	2,947,306
6.00%, 09/01/2031(a)	2,275,000	2,124,863
Targa Resources Corp.
6.13%, 03/15/2033	3,500,000	3,653,149
6.50%, 03/30/2034	4,750,000	5,106,534
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.50%, 03/01/2030	4,000,000	3,983,785
4.00%, 01/15/2032	17,952,000	16,172,590
Venture Global Calcasieu Pass LLC
6.25%, 01/15/2030(a)	275,000	276,874
4.13%, 08/15/2031(a)	7,400,000	6,585,664
3.88%, 11/01/2033(a)	6,560,000	5,578,379
Venture Global LNG, Inc.
8.13%, 06/01/2028(a)	6,075,000	6,201,427
9.50%, 02/01/2029(a)	2,500,000	2,696,220
9.88%, 02/01/2032(a)	13,575,000	14,638,859
		181,362,167
Financials — 23.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/15/2027	1,000,000	975,397
Air Lease Corp.
4.65% to 06/15/2026 then 5 yr. CMT Rate + 4.08%, Perpetual	2,750,000	2,603,416

	Par	Value
3.13%, 12/01/2030	$3,500,000	$3,074,073
Aon North America, Inc., 5.30%, 03/01/2031	7,850,000	7,914,191
Avolon Holdings Funding Ltd.
3.95%, 07/01/2024(a)	3,000,000	2,982,867
2.13%, 02/21/2026(a)	6,450,000	6,012,067
3.25%, 02/15/2027(a)	3,200,000	2,975,478
2.75%, 02/21/2028(a)	6,500,000	5,819,282
Banco Mercantil del Norte SA/Grand Cayman
7.63% to 01/10/2028 then 10 Year CMT Rate + 5.35%, Perpetual(a)	1,600,000	1,602,731
8.38% to 10/14/2030 then 10 Year CMT Rate + 7.76%, Perpetual(a)	2,146,000	2,203,760
Bank of America Corp.
2.09% to 06/14/2028 then SOFR + 1.06%, 06/14/2029	2,300,000	2,033,132
2.59% to 04/29/2030 then SOFR + 2.15%, 04/29/2031	14,500,000	12,506,305
1.92% to 10/24/2030 then SOFR + 1.37%, 10/24/2031	1,000,000	815,118
2.65% to 03/11/2031 then SOFR + 1.22%, 03/11/2032	5,000,000	4,227,098
2.69% to 04/22/2031 then SOFR + 1.32%, 04/22/2032	1,450,000	1,227,805
2.97% to 02/04/2032 then SOFR + 1.33%, 02/04/2033	6,000,000	5,104,375
5.29% to 04/25/2033 then SOFR + 1.91%, 04/25/2034	4,000,000	3,989,472
5.87% to 09/15/2033 then SOFR + 1.84%, 09/15/2034	11,000,000	11,413,579
2.48% to 09/21/2031 then 5 yr. CMT Rate + 1.20%, 09/21/2036	6,750,000	5,402,569
Barclays PLC, 5.69% to 03/12/2029 then SOFR + 1.74%, 03/12/2030	7,550,000	7,591,812
Boost Newco Borrower LLC, 7.50%, 01/15/2031(a)	17,230,000	18,049,769
Citigroup, Inc.
4.45%, 09/29/2027	5,500,000	5,351,925
3.67% to 07/24/2027 then 3 mo. Term SOFR + 1.65%, 07/24/2028	4,000,000	3,803,143
4.08% to 04/23/2028 then 3 mo. Term SOFR + 1.45%, 04/23/2029	3,000,000	2,873,029
3.98% to 03/20/2029 then 3 mo. Term SOFR + 1.60%, 03/20/2030	12,000,000	11,310,578
2.67% to 01/29/2030 then SOFR + 1.15%, 01/29/2031	1,000,000	866,969
2.56% to 05/01/2031 then SOFR + 1.17%, 05/01/2032	450,000	375,443
2.52% to 11/03/2031 then SOFR + 1.18%, 11/03/2032	4,500,000	3,692,319
6.17% to 05/25/2033 then SOFR + 2.66%, 05/25/2034	14,250,000	14,478,148
5.83% to 02/13/2034 then SOFR + 2.06%, 02/13/2035	1,000,000	990,467
Corebridge Financial, Inc., 3.85%, 04/05/2029	5,000,000	4,677,235

See Notes to Financial Statements

A-113

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Extra Space Storage LP
5.90%, 01/15/2031	$7,000,000	$7,246,375
5.40%, 02/01/2034	2,100,000	2,091,553
Fiserv, Inc.
5.60%, 03/02/2033	7,500,000	7,649,303
5.63%, 08/21/2033	7,000,000	7,154,462
Global Payments, Inc.
4.45%, 06/01/2028	7,000,000	6,777,769
3.20%, 08/15/2029	6,345,000	5,703,336
GLP Capital LP / GLP Financing II, Inc.
5.30%, 01/15/2029	16,000,000	15,745,104
4.00%, 01/15/2031	5,925,000	5,291,062
Goldman Sachs Group, Inc.
2.60%, 02/07/2030	8,000,000	7,005,416
3.80%, 03/15/2030	7,000,000	6,557,620
2.62% to 04/22/2031 then SOFR + 1.28%, 04/22/2032	10,050,000	8,437,568
2.38% to 07/21/2031 then SOFR + 1.25%, 07/21/2032	14,000,000	11,488,738
2.65% to 10/21/2031 then SOFR + 1.26%, 10/21/2032	5,000,000	4,161,652
6.75%, 10/01/2037	10,000,000	10,930,349
Host Hotels & Resorts LP
3.38%, 12/15/2029	10,800,000	9,626,600
3.50%, 09/15/2030	1,500,000	1,335,016
2.90%, 12/15/2031	10,379,000	8,632,083
HSBC Holdings PLC
2.21% to 08/17/2028 then SOFR + 1.29%, 08/17/2029	4,500,000	3,945,447
5.55% to 03/04/2029 then SOFR + 1.46%, 03/04/2030	12,500,000	12,578,707
4.70% to 09/09/2031 then 5 yr. CMT Rate + 3.25%, Perpetual	3,000,000	2,530,401
Invitation Homes Operating Partnership LP, 2.70%, 01/15/2034	9,000,000	7,170,818
Iron Mountain, Inc.
4.88%, 09/15/2029(a)	4,175,000	3,920,239
5.25%, 07/15/2030(a)	1,000,000	947,073
JPMorgan Chase & Co.
2.95% to 02/24/2027 then SOFR + 1.17%, 02/24/2028	2,300,000	2,161,756
4.01% to 04/23/2028 then 3 mo. Term SOFR + 1.38%, 04/23/2029	2,000,000	1,917,592
2.07% to 06/01/2028 then SOFR + 1.02%, 06/01/2029	6,000,000	5,324,097
6.88% to 06/01/2029 then 5 yr. CMT Rate + 2.74%, Perpetual	450,000	466,773
2.52% to 04/22/2030 then SOFR + 2.04%, 04/22/2031	1,950,000	1,686,003
2.58% to 04/22/2031 then 3 mo. Term SOFR + 1.25%, 04/22/2032	550,000	465,153
2.96% to 01/25/2032 then SOFR + 1.26%, 01/25/2033	6,950,000	5,936,122

	Par	Value
5.72% to 09/14/2032 then SOFR + 2.58%, 09/14/2033	$11,950,000	$12,192,883
5.35% to 06/01/2033 then SOFR + 1.85%, 06/01/2034	13,000,000	13,054,838
6.25% to 10/23/2033 then SOFR + 1.81%, 10/23/2034	1,900,000	2,030,812
Lloyds Banking Group PLC, 5.46% to 01/05/2027 then 1 yr. CMT Rate + 1.38%, 01/05/2028	6,000,000	6,003,260
MassMutual Global Funding II, 4.85%, 01/17/2029(a)	10,000,000	9,947,377
Morgan Stanley
3.59%, 07/22/2028(b)	11,000,000	10,454,416
4.43% to 01/23/2029 then 3 mo. Term SOFR + 1.89%, 01/23/2030	16,000,000	15,500,508
2.94% to 01/21/2032 then SOFR + 1.29%, 01/21/2033	11,500,000	9,777,429
5.25% to 04/21/2033 then SOFR + 1.87%, 04/21/2034	5,500,000	5,458,955
2.48% to 09/16/2031 then SOFR + 1.36%, 09/16/2036	14,550,000	11,513,938
5.30% to 04/20/2032 then SOFR + 2.62%, 04/20/2037	550,000	528,053
5.94% to 02/07/2034 then 5 yr. CMT Rate + 1.80%, 02/07/2039	6,550,000	6,513,825
Nasdaq, Inc., 5.55%, 02/15/2034	13,150,000	13,379,840
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(a)	10,825,000	11,014,546
Penske Truck Leasing Co. Lp / PTL Finance Corp.
5.35%, 01/12/2027(a)	2,100,000	2,102,567
3.35%, 11/01/2029(a)	3,675,000	3,326,024
6.20%, 06/15/2030(a)	5,000,000	5,202,105
PNC Financial Services Group, Inc.
5.58% to 06/12/2028 then SOFR + 1.84%, 06/12/2029	6,500,000	6,581,087
6.25% to 03/15/2030 then H157 Year CMT Rate + 2.81%, Perpetual	2,250,000	2,186,263
4.63% to 06/06/2032 then SOFR + 1.85%, 06/06/2033	10,900,000	10,173,579
6.88% to 10/20/2033 then SOFR + 2.28%, 10/20/2034	11,000,000	12,051,597
Principal Financial Group, Inc., 5.38%, 03/15/2033	4,750,000	4,790,608
State Street Corp., 5.16% to 05/18/2033 then SOFR + 1.89%, 05/18/2034	5,900,000	5,877,250
UBS Group AG, 7.75% to 04/12/2031 then USISSO05 + 4.16%, Perpetual(a)	5,350,000	5,515,684
US Bancorp
4.65% to 02/01/2028 then SOFR + 1.23%, 02/01/2029	12,000,000	11,766,616
4.84% to 02/01/2033 then SOFR + 1.60%, 02/01/2034	8,000,000	7,600,438
5.84% to 06/10/2033 then SOFR + 2.26%, 06/12/2034	8,000,000	8,157,085

See Notes to Financial Statements

A-114

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
5.68% to 01/23/2034 then SOFR + 1.86%, 01/23/2035	$900,000	$909,136
VICI Properties LP
4.75%, 02/15/2028	3,450,000	3,367,556
5.13%, 05/15/2032	3,000,000	2,872,462
VICI Properties LP / VICI Note Co., Inc.
4.63%, 12/01/2029(a)	10,300,000	9,747,402
4.13%, 08/15/2030(a)	9,000,000	8,189,381
Wells Fargo & Co.
3.53% to 03/24/2027 then SOFR + 1.51%, 03/24/2028	5,985,000	5,698,271
2.39% to 06/02/2027 then SOFR + 2.10%, 06/02/2028	4,500,000	4,120,085
2.88% to 10/30/2029 then 3 mo. Term SOFR + 1.43%, 10/30/2030	4,000,000	3,537,283
4.90% to 07/25/2032 then SOFR + 2.10%, 07/25/2033	7,000,000	6,747,866
5.39% to 04/24/2033 then SOFR + 2.02%, 04/24/2034	12,050,000	11,979,206
5.56% to 07/25/2033 then SOFR + 1.99%, 07/25/2034	6,150,000	6,176,419
6.49% to 10/23/2033 then SOFR + 2.06%, 10/23/2034	8,000,000	8,584,373
5.50% to 01/23/2034 then SOFR + 1.78%, 01/23/2035	2,500,000	2,506,827
		618,965,589
Health Care — 1.6%
HCA, Inc.
3.50%, 09/01/2030	5,000,000	4,523,398
3.63%, 03/15/2032	16,000,000	14,169,410
5.50%, 06/01/2033	5,000,000	5,019,748
Humana, Inc., 5.95%, 03/15/2034	7,500,000	7,790,980
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 04/01/2029(a)	3,150,000	3,168,042
Star Parent, Inc., 9.00%, 10/01/2030(a)	6,525,000	6,913,603
Surgery Center Holdings, Inc., 7.25%, 04/15/2032(a)	375,000	378,381
		41,963,562
Industrials — 5.2%
Boeing Co.
3.63%, 02/01/2031	3,500,000	3,082,965
3.60%, 05/01/2034	3,500,000	2,902,162
Bombardier, Inc., 7.25%, 07/01/2031(a)	775,000	777,547
Flowserve Corp.
3.50%, 10/01/2030	8,233,000	7,323,378
2.80%, 01/15/2032	14,819,000	12,193,292
Husky III Holding Ltd., 13.00% (13.75% PIK), 02/15/2025(a)	13,800,000	13,840,475
Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC, 9.00%, 02/15/2029(a)	11,825,000	12,243,227
nVent Finance Sarl
2.75%, 11/15/2031	3,600,000	2,972,268
5.65%, 05/15/2033	4,650,000	4,689,474

	Par	Value
OT Merger Corp., 7.88%, 10/15/2029(a)	$15,902,000	$11,372,783
Regal Rexnord Corp.
6.05%, 04/15/2028(a)	3,000,000	3,043,698
6.40%, 04/15/2033(a)	17,375,000	18,037,455
SPX FLOW, Inc., 8.75%, 04/01/2030(a)	11,350,000	11,473,306
TK Elevator US Newco, Inc., 5.25%, 07/15/2027(a)	14,750,000	14,266,564
TransDigm, Inc.
4.63%, 01/15/2029	4,675,000	4,344,035
6.38%, 03/01/2029(a)	5,075,000	5,097,142
4.88%, 05/01/2029	4,475,000	4,167,862
Weir Group PLC, 2.20%, 05/13/2026(a)	9,850,000	9,146,008
		140,973,641
Materials — 3.1%
Anglo American Capital PLC, 2.63%, 09/10/2030(a)	6,450,000	5,494,190
Berry Global, Inc., 5.65%, 01/15/2034(a)	5,000,000	4,975,185
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029(a)	3,650,000	3,650,808
8.75%, 04/15/2030(a)	2,150,000	2,114,706
Herens Holdco Sarl, 4.75%, 05/15/2028(a)	2,700,000	2,366,650
LABL, Inc.
6.75%, 07/15/2026(a)	5,500,000	5,438,205
5.88%, 11/01/2028(a)	7,475,000	6,888,051
9.50%, 11/01/2028(a)	275,000	278,521
8.25%, 11/01/2029(a)	1,975,000	1,689,099
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/2026(a)	5,000,000	5,097,505
9.25%, 04/15/2027(a)	16,700,000	16,585,856
Northern Star Resources Ltd., 6.13%, 04/11/2033(a)	7,970,000	8,011,862
South32 Treasury Ltd., 4.35%, 04/14/2032(a)	9,500,000	8,579,468
Standard Industries, Inc./NJ
4.38%, 07/15/2030(a)	7,500,000	6,744,302
3.38%, 01/15/2031(a)	6,673,000	5,602,274
		83,516,682
Technology — 4.4%
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(a)	5,000,000	4,689,063
Broadcom, Inc.
4.15%, 11/15/2030	14,589,000	13,802,021
3.47%, 04/15/2034(a)	2,000,000	1,714,521
3.14%, 11/15/2035(a)	5,700,000	4,607,186
3.19%, 11/15/2036(a)	4,703,000	3,744,744
4.93%, 05/15/2037(a)	10,653,000	10,115,758
Entegris, Inc., 4.75%, 04/15/2029(a)	18,875,000	18,109,825
NCR Atleos Corp., 9.50%, 04/01/2029(a)	3,600,000	3,854,282
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/2031	5,000,000	4,188,253
5.00%, 01/15/2033	15,000,000	14,680,947
Open Text Corp.
6.90%, 12/01/2027(a)	3,000,000	3,104,370
3.88%, 12/01/2029(a)	2,500,000	2,230,026

See Notes to Financial Statements

A-115

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Open Text Holdings, Inc., 4.13%, 12/01/2031(a)	$10,450,000	$9,179,656
Oracle Corp.
2.30%, 03/25/2028	4,000,000	3,613,348
4.65%, 05/06/2030	3,000,000	2,942,971
6.25%, 11/09/2032	3,000,000	3,211,240
TD SYNNEX Corp., 2.65%, 08/09/2031	5,000,000	4,039,529
Teledyne Technologies, Inc.
2.25%, 04/01/2028	3,500,000	3,148,812
2.75%, 04/01/2031	8,500,000	7,284,420
		118,260,972
Utilities — 5.7%
Ameren Corp., 5.00%, 01/15/2029	9,900,000	9,851,687
American Electric Power Co., Inc., 5.20%, 01/15/2029	8,300,000	8,324,306
Florida Power & Light Co., 4.80%, 05/15/2033	7,000,000	6,898,211
Georgia Power Co., 5.25%, 03/15/2034	8,750,000	8,845,872
IPALCO Enterprises, Inc., 4.25%, 05/01/2030	4,000,000	3,726,998
KeySpan Gas East Corp., 5.99%, 03/06/2033(a)	8,000,000	8,128,480
National Grid PLC
5.81%, 06/12/2033	450,000	459,990
5.42%, 01/11/2034	7,000,000	6,953,691
NextEra Energy Capital Holdings, Inc.
4.90%, 02/28/2028	4,000,000	3,989,287
5.00%, 02/28/2030	5,000,000	5,020,756
5.25%, 03/15/2034	3,000,000	2,994,515
6.70% to 09/01/2029 then 5 yr. CMT Rate + 2.36%, 09/01/2054	2,100,000	2,112,108
NextEra Energy Operating Partners LP, 7.25%, 01/15/2029(a)	18,625,000	19,078,202
Pacific Gas and Electric Co., 5.80%, 05/15/2034	7,000,000	7,068,026
PacifiCorp, 5.10%, 02/15/2029	7,000,000	7,055,779
PG&E Corp., 5.25%, 07/01/2030	4,000,000	3,805,156
Southern California Edison Co., 5.95%, 11/01/2032	8,000,000	8,395,291
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	5,100,000	5,281,862
Vistra Corp., 7.00% to 12/15/2026 then 5 yr. CMT Rate + 5.74%, Perpetual(a)	5,000,000	4,955,704
Vistra Operations Co. LLC
4.38%, 05/01/2029(a)	5,000,000	4,637,124
4.30%, 07/15/2029(a)	13,000,000	12,203,890
7.75%, 10/15/2031(a)	1,825,000	1,912,618
6.95%, 10/15/2033(a)	9,900,000	10,576,041
		152,275,594
TOTAL CORPORATE BONDS (Cost $1,682,386,018)		1,663,202,240
BANK LOANS — 23.4%
Consumer Discretionary — 5.6%
Allied Universal Holdco LLC, Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 05/15/2028	9,750,000	9,749,074

	Par	Value
Caesars Entertainment, Inc., Senior Secured First Lien, 8.04% (1 mo. Term SOFR + 2.75%), 02/06/2031	$22,750,000	$22,796,183
Carnival Corp., Senior Secured First Lien, 8.32% (1 mo. Term SOFR + 3.00%), 08/09/2027	4,962,500	4,975,948
Chariot Buyer LLC, Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.50%), 11/03/2028	8,000,000	8,026,680
ClubCorp Holdings, Inc., Senior Secured First Lien, 10.61% (1 mo. Term SOFR + 5.00%), 09/18/2026	2,481,690	2,489,681
Fertitta Entertainment LLC/NV, Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 4.00%), 01/29/2029	7,877,071	7,904,995
Great Outdoors Group LLC, Senior Secured First Lien, 9.19% (1 mo. Term SOFR + 3.75%), 03/05/2028	3,144,984	3,150,661
LBM Acquisition LLC, Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 12/20/2027	6,331,427	6,327,501
MajorDrive Holdings IV LLC, Senior Secured First Lien, 9.61% (1 mo. Term SOFR + 4.00%), 06/01/2028	7,033,574	7,055,553
Mavis Tire Express Services Topco Corp., Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 05/04/2028	7,780,500	7,802,597
PetSmart LLC, Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 02/12/2028	6,186,548	6,180,114
SRS Distribution, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 06/05/2028	34,492,525	34,770,018
Tamko Building Products LLC, Senior Secured First Lien, 8.87% (1 mo. Term SOFR + 3.50%), 09/20/2030	9,452,500	9,464,316
Wand NewCo 3, Inc., Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 01/30/2031	20,250,000	20,330,696
		151,024,017
Energy — 0.2%
Traverse Midstream Partners LLC, Senior Secured First Lien, 8.82% (1 mo. Term SOFR + 3.75%), 02/16/2028	6,640,081	6,664,981
Financials — 2.9%
Acrisure LLC, Senior Secured First Lien
8.94% (1 mo. Term SOFR + 3.50%), 02/15/2027	4,987,013	4,990,130
9.69% (1 mo. Term SOFR + 4.25%), 02/15/2027	2,527,838	2,538,897
9.83% (1 mo. Term SOFR + 4.50%), 11/06/2030	3,491,250	3,513,070
Boost Newco Borrower LLC, Senior Secured First Lien, 8.33% (1 mo. Term SOFR + 3.00%), 01/31/2031	3,750,000	3,767,981
Deerfield Dakota Holding LLC, Senior Secured First Lien, 9.10% (3 mo. Term SOFR + 3.75%), 04/09/2027	16,755,540	16,693,880

See Notes to Financial Statements

A-116

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Delos Aircraft Leasing DAC, Senior Secured First Lien, 7.35% (1 mo. Term SOFR + 2.00%), 10/31/2027	$5,000,000	$5,018,750
HUB International Ltd., Senior Secured First Lien, 8.57% (1 mo. Term SOFR + 3.25%), 06/20/2030	31,158,966	31,205,549
Truist Insurance Holdings LLC, Senior Secured First Lien, 8.58% (1 mo. Term SOFR + 3.25%), 03/24/2031	8,750,000	8,746,325
		76,474,582
Health Care — 1.0%
Bausch + Lomb Corp., Senior Secured First Lien, 9.33% (1 mo. Term SOFR + 4.00%), 09/29/2028	6,965,000	6,973,741
Pathway Vet Alliance LLC, Senior Secured First Lien, 9.19% (1 mo. Term SOFR + 3.75%), 03/31/2027	8,739,382	7,693,409
Star Parent, Inc., Senior Secured First Lien, 9.35% (3 mo. Term SOFR + 4.00%), 09/30/2030	5,000,000	4,975,325
WCG Intermediate Corp., Senior Secured First Lien, 9.44% (1 mo. Term SOFR + 4.00%), 01/08/2027	5,848,485	5,857,316
		25,499,791
Industrials — 6.0%
BCPE Empire Holdings, Inc., Senior Secured First Lien, 9.33% (1 mo. Term SOFR + 4.00%), 12/25/2028	3,250,000	3,257,313
Crosby US Acquisition Corp., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 08/16/2029	8,000,000	8,054,160
Dynasty Acquisition Co., Inc., Senior Secured First Lien, 8.83% (1 mo. Term SOFR + 3.50%), 08/24/2028	12,908,251	12,941,748
Engineered Machinery Holdings, Inc., Senior Secured First Lien, 9.36% (1 mo. Term SOFR + 3.75%), 05/22/2028	10,711,979	10,686,913
Filtration Group Corp., Senior Secured First Lien, 9.69% (1 mo. Term SOFR + 4.25%), 10/24/2028	9,810,931	9,853,265
Madison IAQ LLC, Senior Secured First Lien, 8.68% (1 mo. Term SOFR + 3.25%), 06/21/2028	7,800,000	7,797,972
Pro Mach Group, Inc., Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 4.00%), 08/31/2028	4,411,257	4,432,056
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.35% (1 mo. Term SOFR + 4.00%), 11/22/2029	3,217,581	3,240,378
SPX FLOW, Inc., Senior Secured First Lien, 9.93% (1 mo. Term SOFR + 4.50%), 04/05/2029	7,000,000	7,037,555
Standard Aero Ltd., Senior Secured First Lien, 8.83% (1 mo. Term SOFR + 3.50%), 08/24/2028	3,049,218	3,057,131

	Par	Value
STS Operating, Inc., Senior Secured First Lien, 9.32% (1 mo. Term SOFR + 4.00%), 03/25/2031	$16,286,477	$16,342,503
Titan Acquisition Ltd./Canada, Senior Secured First Lien, 10.59% (1 mo. Term SOFR + 5.00%), 02/01/2029	25,000,000	25,096,374
TK Elevator US Newco, Inc., Senior Secured First Lien
9.08% (6 mo. Term SOFR + 3.50%), 07/30/2027	5,068,184	5,091,066
8.32% (1 mo. Term SOFR + 3.50%), 04/15/2030	1,000,000	1,004,515
TransDigm, Inc., Senior Secured First Lien
7.57% (1 mo. Term SOFR + 2.75%), 08/24/2028	24,462,381	24,573,318
7.57% (1 mo. Term SOFR + 2.75%), 03/22/2030	15,680,879	15,731,528
		158,197,795
Materials — 2.2%
Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien, 9.10% (1 mo. Term SOFR + 4.18%), 04/13/2029	5,924,623	5,939,435
LABL, Inc., Senior Secured First Lien, 10.43% (1 mo. Term SOFR + 5.00%), 10/29/2028	9,555,000	9,381,290
Pactiv Evergreen Group Holdings, Inc., Senior Secured First Lien, 8.69% (1 mo. Term SOFR + 3.25%), 02/05/2026	7,850,299	7,882,054
Pregis TopCo LLC, Senior Secured First Lien
9.08% (1 mo. Term SOFR + 3.75%), 07/31/2026	14,744,423	14,783,864
9.19% (1 mo. Term SOFR + 4.00%), 07/31/2026	3,412,500	3,420,315
Proampac PG Borrower LLC, Senior Secured First Lien, 9.81% (1 mo. Term SOFR + 4.50%), 09/15/2028	17,232,400	17,284,097
		58,691,055
Medical Equipment & Devices Manufacturing — 0.3%
Medline Borrower LP, Senior Secured First Lien, 8.45% (1 mo. Term SOFR + 3.00%), 10/23/2028	9,085,631	9,115,568
Retail — Consumer Discretionary — 0.1%
SRS Distribution, Inc., Senior Secured First Lien, 8.68% (3 mo. Term SOFR + 3.50%), 06/05/2028	2,750,000	2,768,398
Technology — 5.1%
Applied Systems, Inc., Senior Secured First Lien, 8.82% (1 mo. Term SOFR + 3.50%), 02/24/2031	23,548,670	23,716,925
CoreLogic, Inc., Senior Secured First Lien, 8.94% (1 mo. Term SOFR + 3.50%), 06/02/2028	6,755,534	6,622,011
Dun & Bradstreet Corp., Senior Secured First Lien, 8.07% (1 mo. Term SOFR + 2.75%), 01/18/2029	14,423,549	14,437,035

See Notes to Financial Statements

A-117

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Ellucian Holdings, Inc., Senior Secured First Lien, 8.93% (1 mo. Term SOFR + 3.50%), 10/29/2029	$9,939,865	$9,994,535
Epicor Software Corp., Senior Secured First Lien, 9.08% (1 mo. Term SOFR + 3.75%), 07/30/2027	18,000,000	18,114,120
Peraton Corp., Senior Secured First Lien, 9.18% (1 mo. Term SOFR + 3.75%), 02/01/2028	7,594,760	7,602,506
Polaris Newco LLC, Senior Secured First Lien, 9.57% (1 mo. Term SOFR + 4.00%), 06/05/2028	11,789,309	11,688,923
UKG, Inc., Senior Secured First Lien, 8.81% (1 mo. Term SOFR + 3.50%), 02/10/2031	44,179,890	44,462,862
		136,638,917
TOTAL BANK LOANS (Cost $623,609,926)		625,075,104
COLLATERALIZED LOAN OBLIGATIONS — 5.9%
Aimco CDO
Series 2019-10A, Class BR, 7.18% (3 mo. Term SOFR + 1.86%), 07/22/2032(a)	2,375,000	2,378,072
Series 2020-12A, Class DR, 8.22% (3 mo. Term SOFR + 2.90%), 01/17/2032(a)	1,000,000	996,847
Boyce Park Clo Ltd., Series 2022-1A, Class D, 8.42% (3 mo. Term SOFR + 3.10%), 04/21/2035(a)	2,500,000	2,497,746
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, 0.00% (3 mo. Term SOFR + 3.60%), 04/19/2037(a)	8,000,000	8,031,416
CarVal CLO
Series 2018-1A, Class D, 8.47% (3 mo. Term SOFR + 3.15%), 07/16/2031(a)	1,755,000	1,746,963
Series 2019-1A, Class DR, 8.78% (3 mo. Term SOFR + 3.46%), 04/20/2032(a)	2,750,000	2,745,613
Series 2019-2A, Class DR, 8.53% (3 mo. Term SOFR + 3.21%), 07/20/2032(a)	3,560,000	3,559,484
Cayuga Park CLO, Series 2020-1A, Class DR, 8.68% (3 mo. Term SOFR + 3.36%), 07/17/2034(a)	1,750,000	1,747,252
CIFC Funding Ltd.
Series 2019-1A, Class DR, 8.68% (3 mo. Term SOFR + 3.36%), 04/20/2032(a)	1,275,000	1,277,972
Series 2022-4A, Class B, 7.31% (3 mo. Term SOFR + 2.00%), 07/16/2035(a)	7,500,000	7,505,252
Dryden Senior Loan Fund
Series 2018-55A, Class C, 7.48% (3 mo. Term SOFR + 2.16%), 04/15/2031(a)	250,000	250,418
Series 2018-58A, Class B, 7.08% (3 mo. Term SOFR + 1.76%), 07/17/2031(a)	1,500,000	1,502,290
Series 2018-58A, Class C, 7.38% (3 mo. Term SOFR + 2.06%), 07/17/2031(a)	1,500,000	1,499,526
Series 2018-61A, Class CR, 7.33% (3 mo. Term SOFR + 2.01%), 01/17/2032(a)	1,500,000	1,496,558
Series 2018-61A, Class BR, 6.98% (3 mo. Term SOFR + 1.66%), 01/17/2032(a)	1,500,000	1,492,721

	Par	Value
Series 2018-64A, Class B, 6.96% (3 mo. Term SOFR + 1.66%), 04/18/2031(a)	$2,600,000	$2,602,471
Elmwood CLO, Series 2021-5A, Class D, 8.63% (3 mo. Term SOFR + 3.31%), 01/20/2035(a)	2,000,000	2,030,003
Flatiron CLO Ltd.
Series 2019-1A, Class DR, 8.59% (3 mo. Term SOFR + 3.26%), 11/16/2034(a)	1,000,000	1,002,344
Series 2021-2A, Class B, 7.18% (3 mo. Term SOFR + 1.86%), 10/15/2034(a)	7,000,000	7,008,857
Madison Park Funding Ltd.
Series 2018-28A, Class B, 7.18% (3 mo. Term SOFR + 1.86%), 07/15/2030(a)	2,000,000	2,002,607
Series 2018-28A, Class C, 7.43% (3 mo. Term SOFR + 2.11%), 07/15/2030(a)	1,000,000	997,490
Series 2018-29A, Class BR, 0.00% (3 mo. Term SOFR + 1.80%), 10/18/2030(a)	12,000,000	12,017,147
Series 2018-29A, Class B, 7.31% (3 mo. Term SOFR + 2.01%), 10/18/2030(a)	2,650,000	2,655,169
Series 2019-35A, Class DR, 8.58% (3 mo. Term SOFR + 3.26%), 04/20/2032(a)	2,000,000	2,027,238
Magnetite CLO Ltd.
Series 2015-15A, Class DR, 8.34% (3 mo. Term SOFR + 3.01%), 07/25/2031(a)	9,320,000	9,317,741
Series 2019-24A, Class DR, 8.36% (3 mo. Term SOFR + 3.05%), 04/15/2035(a)	2,600,000	2,597,325
Series 2020-26A, Class BR, 7.19% (3 mo. Term SOFR + 1.86%), 07/25/2034(a)	5,000,000	5,011,047
Series 2020-27A, Class DR, 8.43% (3 mo. Term SOFR + 3.11%), 10/20/2034(a)	1,400,000	1,413,927
Series 2021-30A, Class B, 7.19% (3 mo. Term SOFR + 1.86%), 10/25/2034(a)	6,550,000	6,564,113
Neuberger Berman CLO Ltd.
Series 2014-18A, Class CR2, 8.58% (3 mo. Term SOFR + 3.26%), 10/21/2030(a)	3,000,000	2,952,240
Series 2017-26A, Class D, 8.21% (3 mo. Term SOFR + 2.91%), 10/18/2030(a)	1,500,000	1,503,015
Series 2018-28A, Class B, 7.18% (3 mo. Term SOFR + 1.86%), 04/20/2030(a)	2,500,000	2,504,290
Series 2019-35A, Class D, 9.27% (3 mo. Term SOFR + 3.96%), 01/19/2033(a)	1,750,000	1,757,491
Series 2020-38A, Class BR, 7.23% (3 mo. Term SOFR + 1.91%), 10/20/2035(a)	5,000,000	5,009,702
Series 2021-42A, Class D, 8.38% (3 mo. Term SOFR + 3.06%), 07/16/2035(a)	2,250,000	2,245,838
Oak Hill Credit Partners
Series 2015-12A, Class DR, 8.48% (3 mo. Term SOFR + 3.16%), 07/23/2030(a)	1,500,000	1,502,412
Series 2015-12A, Class D1R2, 0.00% (3 mo. Term SOFR + 3.50%), 04/23/2037(a)	1,500,000	1,505,625
OCP CLO Ltd.
Series 2019-16A, Class DR, 8.74% (3 mo. Term SOFR + 3.41%), 04/10/2033(a)	1,000,000	980,578
Series 2020-18A, Class DR, 8.78% (3 mo. Term SOFR + 3.46%), 07/20/2032(a)	1,000,000	1,001,118

See Notes to Financial Statements

A-118

Aristotle Strategic Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
OHA Credit Funding
Series 2018-1A, Class D, 8.63% (3 mo. Term SOFR + 3.31%), 10/20/2030(a)	$1,500,000	$1,503,349
Series 2018-1A, Class D1R, 0.00% (3 mo. Term SOFR + 3.60%), 04/20/2037(a)	8,000,000	8,031,416
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 8.63% (3 mo. Term SOFR + 3.31%), 07/23/2031(a)	2,000,000	2,014,957
Palmer Square CLO Ltd.
Series 2013-2A, Class CR3, 8.28% (3 mo. Term SOFR + 2.96%), 10/17/2031(a)	1,255,000	1,263,792
Series 2014-1A, Class CR2, 8.23% (3 mo. Term SOFR + 2.91%), 01/17/2031(a)	1,875,000	1,888,607
Rad CLO
Series 2020-9A, Class D, 9.58% (3 mo. Term SOFR + 4.26%), 01/15/2034(a)	2,000,000	2,026,865
Series 2021-12A, Class B, 7.23% (3 mo. Term SOFR + 1.91%), 10/30/2034(a)	4,000,000	4,002,818
RR Ltd./Cayman Islands, Series 2019-7A, Class C1B, 8.42% (3 mo. Term SOFR + 3.10%), 01/15/2037(a)	2,000,000	1,996,378
Sandstone Peak Ltd., Series 2021-1A, Class B1, 7.38% (3 mo. Term SOFR + 2.06%), 10/15/2034(a)	9,000,000	8,995,994
Symphony CLO Ltd., Series 2022-37A, Class DR, 10.26% (3 mo. Term SOFR + 4.90%), 01/20/2037(a)	6,750,000	6,844,445
TICP CLO Ltd.
Series 2018-12A, Class DR, 8.88% (3 mo. Term SOFR + 3.56%), 07/15/2034(a)	1,100,000	1,097,831
Series 2019-13A, Class DR, 8.73% (3 mo. Term SOFR + 3.41%), 04/15/2034(a)	1,000,000	997,121
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $155,703,574)		157,601,491
U.S. TREASURY OBLIGATIONS — 4.0%
United States Treasury Note/Bond
4.38%, 12/15/2026	12,500,000	12,471,191
4.38%, 11/30/2028	14,500,000	14,579,014
3.75%, 12/31/2028	13,500,000	13,214,443
4.25%, 02/28/2029	10,000,000	10,014,844

	Par	Value
0.63%, 05/15/2030	$12,500,000	$10,098,145
3.75%, 12/31/2030	14,000,000	13,615,000
4.00%, 01/31/2031	12,500,000	12,338,867
1.13%, 02/15/2031	12,000,000	9,843,281
2.75%, 08/15/2032	12,000,000	10,764,844
TOTAL U.S. TREASURY OBLIGATIONS (Cost $107,945,212)		106,939,629
ASSET-BACKED SECURITIES — 0.5%
American Airlines Group, Inc.
Series 2016-1, 4.10%, 01/15/2028	964,646	908,089
Series A, 3.50%, 02/15/2032	1,526,847	1,328,357
Series A, 2.88%, 07/11/2034	3,469,520	2,956,031
Series AA, 3.15%, 02/15/2032	2,309,845	2,052,080
British Airways PLC, Series 2019-1, 3.30%, 12/15/2032(a)	2,262,112	2,019,727
United Airlines, Inc.
5.80%, 01/15/2036	800,000	811,911
Series 2019-1, 4.15%, 08/25/2031	2,111,500	1,958,416
TOTAL ASSET-BACKED SECURITIES (Cost $12,863,321)		12,034,611
TOTAL INVESTMENTS — 95.9% (Cost $2,582,508,051)		$2,564,853,075
Other Assets in Excess of Liabilities — 4.1%		108,518,549
TOTAL NET ASSETS — 100.0%		$2,673,371,624

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
CMT - Constant Maturity Treasury Rate
NV - Naamloze Vennootschap
PIK - Payment in Kind
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $834,511,722 or 31.2% of the Fund’s net assets.

(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2024.

See Notes to Financial Statements

A-119

Aristotle Ultra Short Income Fund
Schedule of Investments
as of March 31, 2024

	Par	Value
CORPORATE BONDS — 52.8%
Communications — 1.0%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(a)	$465,500	$463,014
Consumer Discretionary — 4.1%
British Airways 2019-1 Class A Pass Through Trust, Series PTT, 3.35%, 06/15/2029(a)	146,942	135,431
DR Horton, Inc., 2.50%, 10/15/2024	200,000	196,691
Ford Motor Credit Co. LLC
3.66%, 09/08/2024	200,000	197,977
4.69%, 06/09/2025	200,000	197,411
Las Vegas Sands Corp., 2.90%, 06/25/2025	500,000	481,373
Meritage Homes Corp., 6.00%, 06/01/2025	608,000	608,977
Royal Caribbean Cruises Ltd., 7.25%, 01/15/2030(a)	125,000	129,961
		1,947,821
Consumer Staples — 1.9%
Campbell Soup Co., 5.30%, 03/20/2026	150,000	150,175
JDE Peet's NV, 0.80%, 09/24/2024(a)	500,000	487,677
Suntory Holdings Ltd., 2.25%, 10/16/2024(a)	300,000	294,268
		932,120
Energy — 1.6%
MPLX LP, 4.88%, 12/01/2024	300,000	298,426
TransCanada PipeLines Ltd., 6.20%, 03/09/2026	500,000	500,097
		798,523
Financials — 31.9%(b)
Air Lease Corp., 2.30%, 02/01/2025	200,000	194,282
Athene Global Funding, 1.00%, 04/16/2024(a)	400,000	399,257
Australia & New Zealand Banking Group Ltd., 5.91% (SOFR + 0.56%), 03/18/2026(a)	500,000	500,636
Avolon Holdings Funding Ltd., 3.95%, 07/01/2024(a)	300,000	298,287
Bank of America Corp.
4.00%, 01/22/2025	500,000	493,492
6.04% (SOFR + 0.69%), 04/22/2025	500,000	500,191
0.98% to 04/22/2024 then SOFR + 0.69%, 04/22/2025	200,000	199,409
Bank of Montreal, 6.30% (SOFR + 0.95%), 09/25/2025	500,000	502,660
Citigroup, Inc.
6.03% (SOFR + 0.69%), 10/30/2024	500,000	500,642
3.35% to 04/24/2024 then 3 mo. Term SOFR + 1.16%, 04/24/2025	500,000	499,178
2.01% to 01/25/2025 then SOFR + 0.69%, 01/25/2026	200,000	193,953
6.87% (SOFR + 1.53%), 03/17/2026	250,000	252,313
Cooperatieve Rabobank UA/NY, 5.73% (SOFR + 0.38%), 01/10/2025	250,000	250,258
DAE Funding LLC, 1.55%, 08/01/2024(a)	200,000	196,744
Danske Bank AS, 0.98% to 09/10/2024 then 1 yr. CMT Rate + 0.55%, 09/10/2025(a)	300,000	293,355

	Par	Value
Essex Portfolio LP, 3.88%, 05/01/2024	$400,000	$399,273
GLP Capital LP / GLP Financing II, Inc., 3.35%, 09/01/2024	200,000	198,406
Goldman Sachs Group, Inc.
3.50%, 04/01/2025	200,000	196,268
0.86% to 02/12/2025 then SOFR + 0.61%, 02/12/2026	600,000	574,835
Host Hotels & Resorts LP, 3.88%, 04/01/2024	600,000	600,000
HSBC Holdings PLC
0.98% to 05/24/2024 then SOFR + 0.71%, 05/24/2025	200,000	198,469
4.18% to 12/09/2024 then SOFR + 1.51%, 12/09/2025	200,000	197,603
JPMorgan Chase & Co.
0.82% to 06/01/2024 then 3 mo. Term SOFR + 0.54%, 06/01/2025	200,000	198,275
3.85% to 06/14/2024 then SOFR + 0.98%, 06/14/2025	500,000	497,844
5.55% to 12/15/2024 then SOFR + 1.07%, 12/15/2025	500,000	499,773
6.26% (SOFR + 0.92%), 02/24/2026	850,000	854,286
Kite Realty Group Trust, 4.00%, 03/15/2025	250,000	245,476
LeasePlan Corp. NV, 2.88%, 10/24/2024(a)	200,000	196,768
Lseg US Fin Corp., 4.88%, 03/28/2027(a)	200,000	199,278
Mitsubishi UFJ Financial Group, Inc., 6.73% (SOFR + 1.39%), 09/12/2025	500,000	502,299
Morgan Stanley
3.62% to 04/17/2024 then SOFR + 1.16%, 04/17/2025	1,000,000	998,892
0.79% to 05/30/2024 then SOFR + 0.53%, 05/30/2025	400,000	396,310
Penske Truck Leasing Co. Lp / PTL Finance Corp.
2.70%, 11/01/2024(a)	350,000	343,863
3.95%, 03/10/2025(a)	100,000	98,434
PNC Financial Services Group, Inc., 5.81% to 06/12/2025 then SOFR + 1.32%, 06/12/2026	200,000	200,727
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(a)	315,000	308,906
Skandinaviska Enskilda Banken AB, 5.13%, 03/05/2027(a)	200,000	200,399
Svenska Handelsbanken AB, 6.26% (SOFR + 0.91%), 06/10/2025(a)	250,000	251,036
Toronto-Dominion Bank, 4.29%, 09/13/2024	250,000	248,554
UBS Group AG
3.75%, 03/26/2025	250,000	245,361
4.49% to 08/05/2024 then 1 yr. CMT Rate + 1.60%, 08/05/2025(a)	200,000	199,022
Ventas Realty LP, 2.65%, 01/15/2025	150,000	146,325
VICI Properties LP, 4.38%, 05/15/2025	300,000	295,103
Wells Fargo Bank NA, 6.14% (SOFR + 0.80%), 08/01/2025	500,000	502,412
		15,268,854

See Notes to Financial Statements

A-120

Aristotle Ultra Short Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
Industrials — 2.9%
Allegion US Holding Co., Inc., 3.20%, 10/01/2024	$500,000	$493,360
Element Fleet Management Corp., 1.60%, 04/06/2024(a)	500,000	499,741
Parker-Hannifin Corp., 3.65%, 06/15/2024	200,000	199,141
Regal Rexnord Corp., 6.05%, 02/15/2026(a)	200,000	201,138
		1,393,380
Materials — 1.0%
Anglo American Capital PLC, 3.63%, 09/11/2024(a)	400,000	395,467
Graphic Packaging International LLC, 0.82%, 04/15/2024(a)	91,000	90,830
		486,297
Technology — 5.0%
Arrow Electronics, Inc., 6.13%, 03/01/2026	200,000	199,941
Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(a)	300,000	281,344
Concentrix Corp., 6.65%, 08/02/2026	200,000	201,608
Infor, Inc., 1.75%, 07/15/2025(a)	500,000	473,651
Jabil, Inc., 1.70%, 04/15/2026	400,000	371,442
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	500,000	458,210
TD SYNNEX Corp., 1.25%, 08/09/2024	400,000	393,560
		2,379,756
Utilities — 3.4%
DTE Energy Co.
2.53%, 10/01/2024(c)	200,000	196,773
4.22%, 11/01/2024(c)	150,000	148,640
Jersey Central Power & Light Co., 4.70%, 04/01/2024(a)	410,000	410,000
NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/2025	450,000	451,854
Southern California Edison Co., 6.18% (SOFR + 0.83%), 04/01/2024	200,000	200,000
Tri-State Generation and Transmission Association, Inc., 3.70%, 11/01/2024	200,000	197,026
		1,604,293
TOTAL CORPORATE BONDS (Cost $25,220,843)		25,274,058
COLLATERALIZED LOAN OBLIGATIONS — 22.7%
Blackstone, Inc.
Series 2018-1A, Class A2, 6.59% (3 mo. Term SOFR + 1.27%), 04/15/2031(a)	202,723	202,985
Series 2018-1A, Class A1, 6.61% (3 mo. Term SOFR + 1.29%), 04/15/2031(a)	202,723	202,972
CIFC Funding Ltd.
Series 2015-3A, Class AR, 6.44% (3 mo. Term SOFR + 1.13%), 04/19/2029(a)	205,078	205,201
Series 2018-1A, Class A, 6.56% (3 mo. Term SOFR + 1.26%), 04/18/2031(a)	326,205	326,417
Series 2018-3A, Class A, 6.66% (3 mo. Term SOFR + 1.36%), 07/18/2031(a)	243,965	244,058

	Par	Value
Magnetite CLO Ltd.
Series 2015-12A, Class AR4, 6.47% (3 mo. Term SOFR + 1.15%), 10/15/2031(a)	$3,000,000	$3,000,000
Series 2015-14RA, Class A1, 6.68% (3 mo. Term SOFR + 1.38%), 10/18/2031(a)	496,667	496,772
Series 2016-17A, Class AR, 6.68% (3 mo. Term SOFR + 1.36%), 07/20/2031(a)	978,986	979,891
Series 2016-18A, Class AR2, 6.45% (3 mo. Term SOFR + 1.14%), 11/15/2028(a)	405,805	405,962
Series 2020-25A, Class A, 6.79% (3 mo. Term SOFR + 1.46%), 01/25/2032(a)	400,000	400,159
Magnetite Xxix Ltd., Series 2021-29A, Class A, 6.57% (3 mo. Term SOFR + 1.25%), 01/15/2034(a)	2,115,000	2,115,973
Neuberger Berman CLO Ltd.
Series 2017-26A, Class AR, 6.48% (3 mo. Term SOFR + 1.18%), 10/18/2030(a)	422,977	422,921
Series 2020-37A, Class AR, 6.55% (3 mo. Term SOFR + 1.23%), 07/20/2031(a)	296,174	296,560
OCP CLO Ltd., Series 2017-13A, Class A1AR, 6.54% (3 mo. Term SOFR + 1.22%), 07/15/2030(a)	235,582	235,759
Palmer Square Loan Funding Ltd.
Series 2021-2A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 05/20/2029(a)	97,824	97,823
Series 2021-3A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 07/20/2029(a)	118,188	118,227
Series 2021-4A, Class A1, 6.38% (3 mo. Term SOFR + 1.06%), 10/15/2029(a)	145,547	145,076
Series 2022-1A, Class A1, 6.37% (3 mo. Term SOFR + 1.05%), 04/15/2030(a)	343,218	343,184
Stratus CLO Ltd.
Series 2021-1A, Class A, 6.38% (3 mo. Term SOFR + 1.06%), 12/29/2029(a)	147,452	147,489
Series 2021-3A, Class A, 6.53% (3 mo. Term SOFR + 1.21%), 12/29/2029(a)	403,797	403,959
Voya CLO Ltd., Series 2015-1A, Class A1R, 6.46% (3 mo. Term SOFR + 1.16%), 01/18/2029(a)	29,399	29,403
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $10,775,167)		10,820,791
ASSET-BACKED SECURITIES — 10.0%
Ally Auto Receivables Trust, Series 2022-2, Class A3, 4.76%, 05/17/2027	146,000	144,903
American Airlines Group, Inc.
Series 2013-1, 3.95%, 11/15/2025	227,515	221,622
Series 2015-2, 3.60%, 09/22/2027	372,606	350,250
AmeriCredit Automobile Receivables Trust
Series 2022-2, Class A2A, 4.20%, 12/18/2025	13,942	13,919
Series 2023-1, Class A2A, 5.84%, 10/19/2026	81,480	81,448
BA Credit Card Trust, Series 2023-A2, Class A2, 4.98%, 11/15/2028	250,000	250,708
Bank of America Auto Trust, Series 2023-2A, Class A2, 5.85%, 08/17/2026(a)	500,000	500,971

See Notes to Financial Statements

A-121

Aristotle Ultra Short Income Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Par	Value
British Airways PLC, Series 2013-1, 4.63%, 06/20/2024(a)	$155,975	$155,528
Delta Air Lines, Inc., Series 2019-1, 3.20%, 04/25/2024	600,000	598,500
Ford Credit Auto Owner Trust, Series 2024-A, Class A2A, 5.32%, 01/15/2027	250,000	249,683
General Motors Financial Co., Inc., Series 2020-3, Class B, 0.76%, 12/18/2025	45,272	45,102
Hilton Grand Vacations, Inc., Series 2020-AA, Class A, 2.74%, 02/25/2039(a)	28,740	27,366
Navient Student Loan Trust
Series 2019-FA, Class A2, 2.60%, 08/15/2068(a)	94,970	88,533
Series 2020-2A, Class A1A, 1.32%, 08/26/2069(a)	84,229	74,641
Series 2020-EA, Class A, 1.69%, 05/15/2069(a)	72,770	65,346
Series 2020-FA, Class A, 1.22%, 07/15/2069(a)	111,800	100,900
Series 2020-HA, Class A, 1.31%, 01/15/2069(a)	63,668	58,895
Series 2021-1A, Class A1B, 6.03% (30 day avg SOFR US + 0.71%), 12/26/2069(a)	88,435	87,372
Series 2021-A, Class A, 0.84%, 05/15/2069(a)	71,126	62,453
Series 2021-CA, Class A, 1.06%, 10/15/2069(a)	128,911	113,000
Santander Consumer USA Holdings, Inc., Series 2023-3, Class A2, 6.08%, 08/17/2026	74,136	74,154
Santander Consumer USA, Inc.
Series 2022-7, Class A2, 5.81%, 01/15/2026	22,315	22,312
Series 2023-1, Class A2, 5.36%, 05/15/2026	55,434	55,369
SBNA Auto Receivables Trust 2024-A, Series 2024-A, Class A2, 5.70%, 03/15/2027(a)	500,000	500,057
SMB Private Education Loan Trust
Series 2016-A, Class A2A, 2.70%, 05/15/2031(a)	22,945	22,745
Series 2016-B, Class A2A, 2.43%, 02/17/2032(a)	14,813	14,566
Series 2016-C, Class A2A, 2.34%, 09/15/2034(a)	45,161	44,432
SoFi Professional Loan Program LLC, Series 2018-B, Class A2FX, 3.34%, 08/25/2047(a)	131,584	128,378
United Airlines, Inc., Series A, 4.00%, 10/29/2024	502,797	496,539
Verizon Master Trust, Series 2024-1, Class A1A, 5.00%, 12/20/2028	150,000	149,595
TOTAL ASSET—BACKED SECURITIES (Cost $4,857,745)		4,799,287
BANK LOANS — 7.4%
Communications — 2.0%
Charter Communications Operating LLC, Senior Secured First Lien, 7.08% (1 mo. Term SOFR + 1.75%), 02/01/2027	482,368	482,797

	Par	Value
SBA Senior Finance II LLC, Senior Secured First Lien, 7.33% (1 mo. Term SOFR + 2.00%), 01/27/2031	$495,806	$497,279
		980,076
Consumer Discretionary — 3.0%
Hilton Domestic Operating Co., Inc., Senior Secured First Lien, 7.17% (1 mo. Term SOFR + 1.75%), 06/21/2028	250,000	250,733
Hilton Grand Vacations Borrower LLC, Senior Secured First Lien, 8.19% (1 mo. Term SOFR + 2.75%), 08/02/2028	497,455	498,596
Mileage Plus Holdings LLC, Senior Secured First Lien, 10.77% (3 mo. Term SOFR + 5.25%), 06/21/2027	361,111	372,313
SeaWorld Parks & Entertainment, Inc., Senior Secured First Lien, 7.83% (1 mo. Term SOFR + 2.50%), 08/25/2028	244,375	244,619
		1,366,261
Financials — 1.3%
Avolon TLB Borrower 1 US LLC, Senior Secured First Lien, 7.33% (1 mo. Term SOFR + 2.00%), 06/22/2028	138,296	138,491
Delos Aircraft Leasing DAC, Senior Secured First Lien, 7.35% (1 mo. Term SOFR + 2.00%), 10/31/2027	500,000	501,875
		640,366
Health Care — 0.5%
Elanco Animal Health, Inc., Senior Secured First Lien, 7.18% (1 mo. Term SOFR + 1.75%), 08/02/2027	250,000	249,395
Industrials — 0.1%
GFL Environmental, Inc., Senior Secured First Lien, 7.82% (1 mo. Term SOFR + 2.50%), 05/28/2027	69,921	70,271
Materials — 0.5%
Asplundh Tree Expert LLC, Senior Secured First Lien, 7.18% (1 mo. Term SOFR + 1.75%), 09/06/2027	241,875	242,211
TOTAL BANK LOANS (Cost $3,528,382)		3,548,580
U.S. TREASURY OBLIGATIONS — 4.1%
United States Treasury Note/Bond
2.50%, 05/15/2024	400,000	398,615
0.38%, 08/15/2024	500,000	490,898
3.88%, 04/30/2025	300,000	296,484
5.00%, 10/31/2025	300,000	300,891
4.25%, 01/31/2026	500,000	496,113
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,989,338)		1,983,001
TOTAL INVESTMENTS — 97.0% (Cost $46,371,475)		$46,425,717
Other Assets in Excess of Liabilities — 3.0%		1,455,233
TOTAL NET ASSETS — 100.0%		$47,880,950

See Notes to Financial Statements

A-122

Aristotle Ultra Short Income Fund
Schedule of Investments (Continued)
as of March 31, 2024
Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
CMT - Constant Maturity Treasury Rate
NV - Naamloze Vennootschap
PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $20,214,482 or 42.2% of the Fund’s net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Step coupon bond. The rate disclosed is as of March 31, 2024.
See Notes to Financial Statements

A-123

Aristotle Core Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 97.4%
Communication Services — 9.7%
Alphabet, Inc. — Class A(a)	142,155	$21,455,454
Meta Platforms, Inc. — Class A	28,333	13,757,938
Netflix, Inc.(a)	7,547	4,583,520
		39,796,912
Consumer Discretionary — 12.2%
Amazon.com, Inc.(a)	106,552	19,219,849
Expedia Group, Inc.(a)	29,764	4,099,991
General Motors Co.	109,582	4,969,544
Home Depot, Inc.	22,915	8,790,194
Marriott International Inc. — Class A	26,570	6,703,877
O'Reilly Automotive, Inc.(a)	5,564	6,281,088
		50,064,543
Consumer Staples — 5.0%
Costco Wholesale Corp.	14,413	10,559,397
Darling Ingredients, Inc.(a)	144,230	6,708,137
Estee Lauder Cos., Inc. — Class A	21,183	3,265,359
		20,532,893
Energy — 2.4%
Antero Resources Corp.(a)	128,904	3,738,216
Halliburton Co.	153,191	6,038,789
		9,777,005
Financials — 12.5%
Ameriprise Financial, Inc.	19,206	8,420,679
Bank of America Corp.	198,653	7,532,922
Chubb Ltd.	28,846	7,474,864
Intercontinental Exchange, Inc.	55,580	7,638,359
JPMorgan Chase & Co.	60,152	12,048,445
Visa, Inc. — Class A	30,095	8,398,913
		51,514,182
Health Care — 12.5%
Abbott Laboratories	45,922	5,219,495
Adaptive Biotechnologies Corp.(a)	441,635	1,417,648
Becton Dickinson & Co.	22,015	5,447,612
Bio-Techne Corp.	74,181	5,221,601
Eli Lilly & Co.	4,076	3,170,965
Guardant Health, Inc.(a)	120,113	2,477,931
Teleflex, Inc.	19,684	4,451,930
The Cigna Group	21,667	7,869,239
Thermo Fisher Scientific, Inc.	10,797	6,275,324
Vertex Pharmaceuticals, Inc.(a)	13,147	5,495,577
Zoetis, Inc.	28,645	4,847,020
		51,894,342
Industrials — 9.4%
AMETEK, Inc.	53,762	9,833,069
Chart Industries, Inc.(a)	27,469	4,524,694
Honeywell International, Inc.	26,550	5,449,388

	Shares	Value
Norfolk Southern Corp.	31,711	$8,082,182
Spirit AeroSystems Holdings, Inc. — Class A(a)	81,183	2,928,271
Trane Technologies PLC	25,854	7,761,371
		38,578,975
Information Technology — 29.8%(b)
Accenture PLC — Class A	13,004	4,507,316
Apple, Inc.	104,147	17,859,128
Applied Materials, Inc.	36,980	7,626,385
Broadcom, Inc.	10,117	13,409,173
Microsoft Corp.	85,401	35,929,909
NVIDIA Corp.	28,277	25,549,966
Oracle Corp.	43,922	5,517,042
ServiceNow, Inc.(a)	10,265	7,826,036
Synopsys, Inc.(a)	8,502	4,858,893
		123,083,848
Materials — 1.8%
Avery Dennison Corp.	33,730	7,530,223
Utilities — 2.1%
American Water Works Co., Inc.	26,612	3,252,253
NextEra Energy, Inc.	82,187	5,252,571
		8,504,824
TOTAL COMMON STOCKS (Cost $286,040,575)		401,277,747
REAL ESTATE INVESTMENT TRUSTS — 1.8%
Alexandria Real Estate Equities, Inc.	26,280	3,387,755
Prologis, Inc.	29,438	3,833,416
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,436,559)		7,221,171
TOTAL INVESTMENTS — 99.2% (Cost $292,477,134)		408,498,918
Other Assets in Excess of Liabilities — 0.8%		3,223,120
TOTAL NET ASSETS — 100.0%		$411,722,038

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
PLC - Public Limited Company
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

See Notes to Financial Statements

A-124

Aristotle Growth Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 98.7%
Communication Services — 12.3%
Alphabet, Inc. — Class A(a)	119,479	$18,032,966
Meta Platforms, Inc. — Class A	20,880	10,138,910
Netflix, Inc.(a)	5,466	3,319,666
Take-Two Interactive Software, Inc.(a)	18,931	2,811,064
		34,302,606
Consumer Discretionary — 15.0%
Amazon.com, Inc.(a)	115,636	20,858,422
Expedia Group, Inc.(a)	40,423	5,568,268
Home Depot, Inc.	20,359	7,809,712
O'Reilly Automotive, Inc.(a)	4,637	5,234,617
Tesla, Inc.(a)	12,685	2,229,896
		41,700,915
Consumer Staples — 3.8%
Costco Wholesale Corp.	8,263	6,053,722
Darling Ingredients, Inc.(a)	73,321	3,410,160
Estee Lauder Cos., Inc. — Class A	7,208	1,111,113
		10,574,995
Financials — 5.2%
S&P Global, Inc.	6,844	2,911,780
Visa, Inc. — Class A	41,399	11,553,633
		14,465,413
Health Care — 10.8%
Adaptive Biotechnologies Corp.(a)	388,073	1,245,714
BioMarin Pharmaceutical, Inc.(a)	27,942	2,440,454
Bio-Techne Corp.	68,728	4,837,764
Dexcom, Inc.(a)	37,317	5,175,868
Guardant Health, Inc.(a)	67,940	1,401,602
IDEXX Laboratories, Inc.(a)	4,998	2,698,570
Thermo Fisher Scientific, Inc.	6,632	3,854,585
UnitedHealth Group, Inc.	9,568	4,733,290
Vertex Pharmaceuticals, Inc.(a)	8,575	3,584,436
		29,972,283

	Shares	Value
Industrials — 7.1%
AMETEK, Inc.	25,505	$4,664,864
Chart Industries, Inc.(a)	14,848	2,445,763
Honeywell International, Inc.	15,623	3,206,621
Norfolk Southern Corp.	14,385	3,666,305
Quanta Services, Inc.	13,802	3,585,760
Uber Technologies, Inc.(a)	26,556	2,044,546
		19,613,859
Information Technology — 44.5%(b)
Adobe, Inc.(a)	13,375	6,749,025
Apple, Inc.	133,116	22,826,732
Datadog, Inc. — Class A(a)	20,665	2,554,194
KLA Corp.	9,522	6,651,784
Microsoft Corp.	85,358	35,911,817
NVIDIA Corp.	33,430	30,206,010
ON Semiconductor Corp.(a)	47,166	3,469,059
ServiceNow, Inc.(a)	10,293	7,847,383
Synopsys, Inc.(a)	13,161	7,521,512
		123,737,516
TOTAL COMMON STOCKS (Cost $198,771,570)		274,367,587
REAL ESTATE INVESTMENT TRUSTS — 1.1%
Alexandria Real Estate Equities, Inc.	10,655	1,373,536
Prologis, Inc.	12,037	1,567,458
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,740,033)		2,940,994
TOTAL INVESTMENTS — 99.8% (Cost $201,511,603)		277,308,581
Other Assets in Excess of Liabilities — 0.2%		637,215
TOTAL NET ASSETS — 100.0%		$277,945,796

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
See Notes to Financial Statements

A-125

Aristotle International Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 98.3%
Austria — 2.1%
Erste Group Bank AG	297,400	$13,251,146
Canada — 9.5%
Brookfield Corp.	614,700	25,721,602
Cameco Corp.	484,800	20,987,540
Magna International, Inc.	245,100	13,351,983
		60,061,125
France — 14.1%
Amundi SA(a)	167,800	11,522,661
Cie Generale des Etablissements Michelin SCA	451,400	17,298,042
LVMH Moet Hennessy Louis Vuitton SE	23,200	20,867,010
Safran SA	99,500	22,548,009
TotalEnergies SE	249,600	17,091,316
		89,327,038
Germany — 10.0%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(b)	58,700	28,643,569
Nemetschek SE	215,100	21,284,669
Symrise AG	107,300	12,843,679
		62,771,917
Hong Kong — 1.4%
AIA Group Ltd.	1,290,100	8,661,763
Ireland — 7.3%
Accenture PLC — Class A	87,500	30,328,375
Experian PLC	369,100	16,090,766
		46,419,141
Japan — 17.0%
Daikin Industries Ltd.	97,700	13,301,605
FANUC Corp.	364,200	10,152,755
KDDI Corp.	462,000	13,635,989
Kubota Corp.	602,400	9,417,226
NIDEC CORP	148,000	6,085,031
Otsuka Holdings Co. Ltd.	266,400	11,035,767
Pan Pacific International Holdings Corp.	878,000	23,228,894
Sony Group Corp.	243,900	20,832,521
		107,689,788
Netherlands — 4.0%
Akzo Nobel NV	153,000	11,419,167
Heineken NV	146,500	14,120,368
		25,539,535

	Shares	Value
Peru — 2.8%
Credicorp Ltd.	105,800	$17,925,694
Singapore — 2.7%
DBS Group Holdings Ltd.	637,500	17,011,017
South Korea — 2.5%
Samsung Electronics Co. Ltd.	199,100	11,949,697
Samsung Electronics Co. Ltd. — GDR(b)	2,350	3,494,450
		15,444,147
Sweden — 2.0%
Assa Abloy AB — Class B	451,200	12,945,022
Switzerland — 7.5%
Alcon, Inc.	211,000	17,486,433
DSM-Firmenich AG	106,800	12,144,351
Roche Holding AG	68,066	17,336,320
		46,967,104
United Kingdom — 15.4%
Ashtead Group PLC	325,300	23,156,531
Coca-Cola Europacific Partners PLC	259,700	18,166,015
GSK PLC	654,200	14,107,865
Haleon PLC	3,991,800	16,782,388
Rentokil Initial PLC	2,183,200	12,997,797
Unilever PLC	236,100	11,849,448
		97,060,044
TOTAL COMMON STOCKS (Cost $525,659,452)		621,074,481
TOTAL INVESTMENTS — 98.3% (Cost $525,659,452)		621,074,481
Other Assets in Excess of Liabilities — 1.7%		10,818,197
TOTAL NET ASSETS — 100.0%		$631,892,678

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
GDR - Global Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $11,522,661 or 1.8% of the Fund’s net assets.
(b)	Security considered restricted. The total market value of these securities was $32,138,019 which represented 5.1% of net assets as of March 31, 2024.
See Notes to Financial Statements

A-126

Aristotle International Equity Fund
Schedule of Investments (Continued)
as of March 31, 2024

Sector Classification as of March 31, 2024 (% of Net Assets)
Industrials	$ 126,694,742	20.3%
Financials	122,737,452	19.4
Consumer Discretionary	95,578,450	15.1
Information Technology	67,057,190	10.7
Consumer Staples	60,918,219	9.6
Health Care	59,966,385	9.4
Energy	38,078,856	6.0
Materials	36,407,198	5.7
Communication Services	13,635,989	2.1
Other Assets in Excess of Liabilities	10,818,197	1.7
	631,892,678	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
See Notes to Financial Statements

A-127

Aristotle Small Cap Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 91.5%
Communication Services — 1.1%
TKO Group Holdings, Inc.	26,697	$2,306,888
Consumer Discretionary — 6.0%
1-800-Flowers.com, Inc. — Class A(a)	142,357	1,541,726
Carter's, Inc.	35,341	2,992,677
Designer Brands, Inc. — Class A	120,781	1,320,136
KB Home	35,998	2,551,538
Monro, Inc.	46,540	1,467,872
Sonos, Inc.(a)	109,870	2,094,122
Wolverine World Wide, Inc.	77,934	873,640
		12,841,711
Consumer Staples — 2.8%
Chefs’ Warehouse, Inc.(a)	29,729	1,119,594
Herbalife Ltd.(a)	73,398	737,650
J & J Snack Foods Corp.	11,553	1,670,102
Nu Skin Enterprises, Inc. — Class A	56,125	776,209
TreeHouse Foods, Inc.(a)	47,790	1,861,420
		6,164,975
Energy — 5.9%
Ardmore Shipping Corp.	243,900	4,004,838
International Seaways, Inc.	34,445	1,832,474
Northern Oil & Gas, Inc.	32,015	1,270,355
Oceaneering International, Inc.(a)	125,186	2,929,352
Patterson-UTI Energy, Inc.	150,338	1,795,036
Ring Energy, Inc.(a)	303,996	595,832
		12,427,887
Financials — 11.9%
BankUnited, Inc.	44,330	1,241,240
Banner Corp.	24,114	1,157,472
Berkshire Hills Bancorp, Inc.	29,345	672,587
BRP Group, Inc. — Class A(a)	94,396	2,731,820
Byline Bancorp, Inc.	107,038	2,324,865
Customers Bancorp, Inc.(a)	36,208	1,921,196
eHealth, Inc.(a)	47,836	288,451
Euronet Worldwide, Inc.(a)	25,811	2,837,404
Flushing Financial Corp.	64,937	818,856
National Bank Holdings Corp. — Class A	77,477	2,794,596
Pacific Premier Bancorp, Inc.	54,218	1,301,232
Texas Capital Bancshares, Inc.(a)	31,611	1,945,657
United Community Banks, Inc. of Georgia	52,147	1,372,509
Veritex Holdings, Inc.	72,509	1,485,709
Voya Financial, Inc.	32,341	2,390,647
		25,284,241
Health Care — 15.0%
Acadia Healthcare Co., Inc.(a)	59,260	4,694,578
Avid Bioservices, Inc.(a)	65,005	435,534
Charles River Laboratories International, Inc.(a)	9,243	2,504,391
Chemed Corp.	5,880	3,774,548
Cross Country Healthcare, Inc.(a)	83,234	1,558,140

	Shares	Value
Haemonetics Corp.(a)	20,509	$1,750,443
HealthEquity, Inc.(a)	37,361	3,049,778
Merit Medical Systems, Inc.(a)	53,189	4,029,067
ModivCare, Inc.(a)	45,318	1,062,707
Pediatrix Medical Group, Inc.(a)	52,981	531,399
PetIQ, Inc.(a)	84,297	1,540,949
Prestige Consumer Healthcare, Inc.(a)	47,005	3,410,683
QuidelOrtho Corp.(a)	25,041	1,200,466
Supernus Pharmaceuticals, Inc.(a)	69,531	2,371,702
		31,914,385
Industrials — 26.2%(b)
AerCap Holdings NV(a)	55,096	4,788,393
Albany International Corp. — Class A	32,507	3,039,730
ASGN, Inc.(a)	36,031	3,774,608
AZEK Co., Inc.(a)	75,554	3,794,322
AZZ, Inc.	15,120	1,168,927
Barnes Group, Inc.	66,284	2,462,451
Casella Waste Systems, Inc. — Class A(a)	26,526	2,622,626
Columbus McKinnon Corporation of New York	51,435	2,295,544
Dycom Industries, Inc.(a)	28,757	4,127,492
Enviri Corp.(a)	154,167	1,410,628
FTI Consulting, Inc.(a)	6,863	1,443,220
GXO Logistics, Inc.(a)	26,728	1,436,897
Huron Consulting Group, Inc.(a)	43,972	4,248,574
KBR, Inc.	45,978	2,926,959
Liquidity Services, Inc.(a)	73,589	1,368,755
Matthews International Corp. — Class A	64,270	1,997,512
Mercury Systems, Inc.(a)	53,405	1,575,448
Titan Machinery, Inc.(a)	40,959	1,016,193
Viad Corp.(a)	67,476	2,664,627
Wabash National Corp.	71,870	2,151,788
Westinghouse Air Brake Technologies Corp.	24,367	3,549,785
WillScot Mobile Mini Holdings Corp.(a)	48,095	2,236,418
		56,100,897
Information Technology — 16.3%
ACI Worldwide, Inc.(a)	91,254	3,030,545
Advanced Energy Industries, Inc.	32,619	3,326,486
Aspen Technology, Inc.(a)	8,786	1,873,878
Belden, Inc.	32,282	2,989,636
Benchmark Electronics, Inc.	63,301	1,899,663
Box, Inc. — Class A(a)	92,204	2,611,217
Cerence, Inc.(a)	57,626	907,610
Infinera Corp.(a)	194,251	1,171,334
Insight Enterprises, Inc.(a)	10,590	1,964,657
Itron, Inc.(a)	50,578	4,679,476
Knowles Corp.(a)	157,260	2,531,886
MACOM Technology Solutions Holdings, Inc.(a)	40,918	3,913,397
Novanta, Inc.(a)	15,380	2,687,963
PowerSchool Holdings, Inc. — Class A(a)	14,251	303,404
Rogers Corp.(a)	6,315	749,527
		34,640,679

See Notes to Financial Statements

A-128

Aristotle Small Cap Equity Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Shares	Value
Materials — 3.4%
Alamos Gold, Inc. — Class A	125,209	$1,846,833
Silgan Holdings, Inc.	47,709	2,316,749
Summit Materials, Inc. — Class A(a)	66,390	2,959,002
		7,122,584
Real Estate — 0.3%
Safehold, Inc.	33,018	680,171
Utilities — 2.6%
ALLETE, Inc.	46,477	2,771,888
Unitil Corp.	54,022	2,828,052
		5,599,940
TOTAL COMMON STOCKS (Cost $158,612,340)		195,084,358
REAL ESTATE INVESTMENT TRUSTS — 4.2%
Armada Hoffler Properties, Inc.	116,486	1,211,454
Community Healthcare Trust, Inc.	57,359	1,522,881
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	94,614	2,687,038
JBG SMITH Properties	37,990	609,740
STAG Industrial, Inc.	75,601	2,906,102
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,852,231)		8,937,215

	Shares	Value
EXCHANGE TRADED FUNDS — 2.0%
iShares Russell 2000 ETF	10,229	$2,151,158
iShares Russell 2000 Value ETF	12,976	2,060,719
TOTAL EXCHANGE TRADED FUNDS (Cost $3,285,039)		4,211,877
TOTAL INVESTMENTS — 97.7% (Cost $170,749,610)		208,233,450
Other Assets in Excess of Liabilities — 2.3%		4,805,390
TOTAL NET ASSETS — 100.0%		$213,038,840

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
NV - Naamloze Vennootschap
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

See Notes to Financial Statements

A-129

Aristotle Small/Mid Cap Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 94.2%
Communication Services — 0.9%
TKO Group Holdings, Inc.	5,246	$453,307
Consumer Discretionary — 7.0%
1-800-Flowers.com, Inc. — Class A(a)	25,962	281,168
Carter's, Inc.	7,233	612,490
Designer Brands, Inc. — Class A	21,426	234,186
KB Home	7,574	536,845
LKQ Corp.	4,855	259,306
Monro, Inc.	10,019	315,999
Newell Brands, Inc.	21,679	174,082
Pool Corp.	987	398,255
Sonos, Inc.(a)	13,461	256,567
Wolverine World Wide, Inc.	24,770	277,672
		3,346,570
Consumer Staples — 2.1%
Herbalife Ltd.(a)	16,441	165,232
J & J Snack Foods Corp.	2,497	360,967
Nu Skin Enterprises, Inc. — Class A	9,833	135,990
TreeHouse Foods, Inc.(a)	9,241	359,937
		1,022,126
Energy — 5.6%
Diamondback Energy, Inc.	3,956	783,960
Northern Oil & Gas, Inc.	6,329	251,135
Oceaneering International, Inc.(a)	26,464	619,258
Patterson-UTI Energy, Inc.	20,866	249,140
Range Resources Corp.	22,602	778,187
		2,681,680
Financials — 11.6%
BankUnited, Inc.	20,461	572,908
Banner Corp.	5,278	253,344
Berkshire Hills Bancorp, Inc.	5,724	131,194
BRP Group, Inc. — Class A(a)	22,420	648,834
Cohen & Steers, Inc.	7,711	592,899
eHealth, Inc.(a)	9,303	56,097
Euronet Worldwide, Inc.(a)	4,930	541,955
Nasdaq, Inc.	7,718	487,006
National Bank Holdings Corp. — Class A	16,284	587,364
Pacific Premier Bancorp, Inc.	11,796	283,104
Texas Capital Bancshares, Inc.(a)	6,353	391,027
United Community Banks, Inc. of Georgia	11,507	302,864
Voya Financial, Inc.	6,680	493,786
WSFS Financial Corp.	4,855	219,155
		5,561,537
Health Care — 15.6%
Acadia Healthcare Co., Inc.(a)	11,792	934,163
Catalent, Inc.(a)	9,405	530,912
Charles River Laboratories International, Inc.(a)	2,320	628,604
Chemed Corp.	1,339	859,544

	Shares	Value
Encompass Health Corp.	7,769	$641,564
Haemonetics Corp.(a)	3,947	336,876
HealthEquity, Inc.(a)	7,918	646,346
Merit Medical Systems, Inc.(a)	11,296	855,672
Pediatrix Medical Group, Inc.(a)	11,079	111,122
PetIQ, Inc.(a)	17,695	323,465
Prestige Consumer Healthcare, Inc.(a)	8,103	587,954
QuidelOrtho Corp.(a)	3,476	166,639
Supernus Pharmaceuticals, Inc.(a)	16,534	563,975
Teleflex, Inc.	1,280	289,498
		7,476,334
Industrials — 26.4%(b)
AerCap Holdings NV(a)	12,551	1,090,807
Albany International Corp. — Class A	6,835	639,141
ASGN, Inc.(a)	7,797	816,814
AZEK Co., Inc.(a)	16,189	813,012
AZZ, Inc.	3,353	259,220
Barnes Group, Inc.	13,384	497,216
Carlisle Cos., Inc.	2,392	937,304
Dycom Industries, Inc.(a)	6,451	925,911
Enviri Corp.(a)	40,605	371,536
Flowserve Corp.	8,553	390,701
FTI Consulting, Inc.(a)	4,061	853,988
GXO Logistics, Inc.(a)	5,564	299,121
HEICO Corp. — Class A	3,008	463,052
Huron Consulting Group, Inc.(a)	8,548	825,908
IDEX Corp.	1,984	484,136
Jacobs Solutions, Inc.	3,443	529,292
KBR, Inc.	9,634	613,300
Knight-Swift Transportation Holdings, Inc.	8,173	449,678
Matthews International Corp. — Class A	13,693	425,578
Mercury Systems, Inc.(a)	5,626	165,967
Westinghouse Air Brake Technologies Corp.	2,570	374,398
WillScot Mobile Mini Holdings Corp.(a)	10,249	476,579
		12,702,659
Information Technology — 17.1%
ACI Worldwide, Inc.(a)	18,563	616,477
Advanced Energy Industries, Inc.	7,258	740,171
Aspen Technology, Inc.(a)	1,831	390,516
Belden, Inc.	8,764	811,634
Box, Inc. — Class A(a)	19,299	546,548
Ciena Corp.(a)	8,304	410,633
Gartner, Inc.(a)	2,035	970,023
Infinera Corp.(a)	42,439	255,907
IPG Photonics Corp.(a)	2,783	252,390
Itron, Inc.(a)	9,822	908,731
Knowles Corp.(a)	30,827	496,315
MACOM Technology Solutions Holdings, Inc.(a)	10,000	956,400
NCR Voyix Corp.(a)	16,144	203,899
PowerSchool Holdings, Inc. — Class A(a)	3,213	68,405
Rogers Corp.(a)	1,360	161,418

See Notes to Financial Statements

A-130

Aristotle Small/Mid Cap Equity Fund
Schedule of Investments (Continued)
as of March 31, 2024

	Shares	Value
Teledyne Technologies, Inc.(a)	1,079	$463,236
		8,252,703
Materials — 5.9%
Alamos Gold, Inc. — Class A	45,205	666,774
AptarGroup, Inc.	4,677	672,974
Silgan Holdings, Inc.	5,573	270,625
Summit Materials, Inc. — Class A(a)	14,557	648,805
Tronox Holdings PLC	32,105	557,022
		2,816,200
Real Estate — 0.2%
Safehold, Inc.	3,586	73,872
Utilities — 1.8%
ALLETE, Inc.	10,592	631,707
NorthWestern Corp.	5,009	255,108
		886,815
TOTAL COMMON STOCKS (Cost $38,056,061)		45,273,803
REAL ESTATE INVESTMENT TRUSTS — 2.8%
Boston Properties, Inc.	3,121	203,833
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,592	584,813
JBG SMITH Properties	18,989	304,773
STAG Industrial, Inc.	6,727	258,586
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,114,558)		1,352,005

	Shares	Value
CLOSED END FUNDS — 0.8%
SLR Investment Corp.	25,375	$389,506
TOTAL CLOSED END FUNDS (Cost $374,281)		389,506
EXCHANGE TRADED FUNDS — 0.7%
iShares Core S&P Small-Cap ETF	1,857	205,236
iShares Russell 2000 ETF	680	143,004
TOTAL EXCHANGE TRADED FUNDS (Cost $298,157)		348,240
TOTAL INVESTMENTS — 98.5% (Cost $39,843,057)		47,363,554
Other Assets in Excess of Liabilities — 1.5%		713,449
TOTAL NET ASSETS — 100.0%		$48,077,003

Percentages are stated as a percent of net assets.
NV - Naamloze Vennootschap
PLC - Public Limited Company
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

See Notes to Financial Statements

A-131

Aristotle/Saul Global Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 95.2%
Austria — 1.2%
Erste Group Bank AG	16,200	$721,818
Canada — 4.8%
Brookfield Corp.	28,717	1,201,639
Cameco Corp.	42,000	1,818,227
		3,019,866
France — 7.1%
Cie Generale des Etablissements Michelin SCA	36,000	1,379,552
LVMH Moet Hennessy Louis Vuitton SE	1,500	1,349,160
TotalEnergies SE	24,000	1,643,396
		4,372,108
Germany — 8.4%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(a)	3,900	1,903,064
Nemetschek SE	14,700	1,454,601
Rational AG	1,200	1,034,405
Symrise AG	6,600	790,012
		5,182,082
Hong Kong — 1.2%
AIA Group Ltd.	107,400	721,086
Ireland — 1.5%
Medtronic PLC	10,400	906,360
Japan — 12.4%
FANUC Corp.	25,600	713,648
KDDI Corp.	32,200	950,387
Mitsubishi UFJ Financial Group, Inc.	80,600	817,288
MonotaRO Co. Ltd.	107,700	1,291,290
NIDEC CORP	10,900	448,154
Otsuka Holdings Co. Ltd.	29,400	1,217,911
Pan Pacific International Holdings Corp.	33,100	875,713
Sony Group Corp.	15,800	1,349,545
		7,663,936
Netherlands — 1.3%
Heineken NV	8,000	771,078
Singapore — 2.2%
DBS Group Holdings Ltd.	49,746	1,327,420
Sweden — 1.3%
Assa Abloy AB — Class B	28,100	806,195
Switzerland — 3.4%
Alcon, Inc.	15,200	1,259,686
DSM-Firmenich AG	7,800	886,947
		2,146,633

	Shares	Value
United Kingdom — 3.3%
GSK PLC	46,600	$1,004,932
Rentokil Initial PLC	180,900	1,076,997
		2,081,929
United States — 47.1%(b)
Adobe, Inc.(c)	3,100	1,564,260
Amgen, Inc.	5,200	1,478,464
Coca-Cola Co.	18,100	1,107,358
Danaher Corp.	5,300	1,323,516
Dolby Laboratories, Inc. — Class A	13,600	1,139,272
FirstCash Holdings, Inc.	14,100	1,798,314
FMC Corp.	10,900	694,330
General Dynamics Corp.	4,200	1,186,458
Honeywell International, Inc.	4,600	944,150
Jazz Pharmaceuticals PLC(c)	8,300	999,486
Lennar Corp. — Class A	17,900	3,078,442
Martin Marietta Materials, Inc.	3,800	2,332,972
Microchip Technology, Inc.	18,600	1,668,606
Microsoft Corp.	7,100	2,987,112
Norwegian Cruise Line Holdings Ltd.(c)	38,200	799,526
Oshkosh Corp.	11,800	1,471,578
PayPal Holdings, Inc.(c)	7,800	522,522
Procter & Gamble Co.	6,100	989,725
QUALCOMM, Inc.	8,100	1,371,330
RPM International, Inc.	11,500	1,367,925
Veralto Corp.	1,866	165,440
		28,990,786
TOTAL COMMON STOCKS (Cost $38,361,400)		58,711,297
PREFERRED STOCKS — 2.5%
South Korea — 2.5%
Samsung Electronics Co. Ltd.	31,000	1,547,409
TOTAL PREFERRED STOCKS (Cost $565,501)		1,547,409
TOTAL INVESTMENTS — 97.7% (Cost $38,926,901)		60,258,706
Other Assets in Excess of Liabilities — 2.3%		1,411,990
TOTAL NET ASSETS — 100.0%		$61,670,696

Percentages are stated as a percent of net assets.
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
(a)	Security considered restricted. The total market value of these securities was $1,903,064 which represented 3.1% of net assets as of March 31, 2024.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)	Non-income producing security.
See Notes to Financial Statements

A-132

Aristotle/Saul Global Equity Fund
Schedule of Investments (Continued)
as of March 31, 2024

Sector Classification as of March 31, 2024 (% of Net Assets)
Information Technology	$ 11,732,590	18.9%
Industrials	9,138,315	14.9
Financials	9,013,152	14.7
Consumer Discretionary	8,831,937	14.3
Health Care	8,190,355	13.4
Materials	6,072,186	9.8
Energy	3,461,623	5.6
Consumer Staples	2,868,161	4.6
Communication Services	950,387	1.5
Other Assets in Excess of Liabilities	1,411,990	2.3
	61,670,696	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
See Notes to Financial Statements

A-133

Aristotle Value Equity Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
COMMON STOCKS — 95.3%
Consumer Discretionary — 7.9%
Cie Generale des Etablissements Michelin SCA – ADR	710,700	$13,617,012
Lennar Corp. — Class A	147,700	25,401,446
Lennar Corp. — Class B	78	12,026
Lowe's Cos., Inc.	61,322	15,620,553
		54,651,037
Consumer Staples — 5.9%
Coca-Cola Co.	233,100	14,261,058
Constellation Brands, Inc. - Class A	47,700	12,962,952
Procter & Gamble Co.	85,100	13,807,475
		41,031,485
Energy — 4.3%
Coterra Energy, Inc.	529,300	14,756,884
TotalEnergies SE - ADR	225,634	15,530,388
		30,287,272
Financials — 16.6%
Ameriprise Financial, Inc.	51,000	22,360,440
Blackstone, Inc.	128,300	16,854,771
Capital One Financial Corp.	127,100	18,923,919
Commerce Bancshares, Inc./MO	125,000	6,650,000
Cullen/Frost Bankers, Inc.	90,400	10,176,328
Mitsubishi UFJ Financial Group, Inc. — ADR	1,091,900	11,170,137
PNC Financial Services Group, Inc.	79,700	12,879,520
US Bancorp	358,900	16,042,830
		115,057,945
Health Care — 11.0%
Alcon, Inc.	168,800	14,059,352
Amgen, Inc.	58,800	16,718,016
Danaher Corp.	64,900	16,206,828
Medtronic PLC	126,600	11,033,190
Merck & Co., Inc.	140,600	18,552,170
		76,569,556
Industrials — 12.4%
General Dynamics Corp.	50,200	14,180,998
Honeywell International, Inc.	69,800	14,326,450
Oshkosh Corp.	89,800	11,198,958
Parker-Hannifin Corp.	49,900	27,733,921
Veralto Corp.	23,166	2,053,898
Xylem, Inc./NY	129,000	16,671,960
		86,166,185

	Shares	Value
Information Technology — 12.1%
Adobe, Inc.(a)	39,500	$19,931,700
Microchip Technology, Inc.	210,700	18,901,897
Microsoft Corp.	75,700	31,848,504
Teledyne Technologies, Inc.(a)	32,000	13,738,240
		84,420,341
Materials - 11.3%
Corteva, Inc.	371,500	21,424,405
Ecolab, Inc.	70,300	16,232,270
Martin Marietta Materials, Inc.	41,300	25,355,722
RPM International, Inc.	133,500	15,879,825
		78,892,222
Technology - 9.9%
ANSYS, Inc.(a)	55,500	19,267,380
Autodesk, Inc.(a)	65,700	17,109,594
QUALCOMM, Inc.	107,300	18,165,890
Sony Group Corp. - ADR	169,300	14,515,782
		69,058,646
Utilities - 3.9%
Atmos Energy Corp.	131,500	15,631,405
Xcel Energy, Inc.	215,300	11,572,375
		27,203,780
TOTAL COMMON STOCKS (Cost $467,435,736)		663,338,469
REAL ESTATE INVESTMENT TRUSTS — 2.9%
Crown Castle, Inc.	90,600	9,588,198
Equity LifeStyle Properties, Inc.	164,400	10,587,360
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,042,863)		20,175,558
TOTAL INVESTMENTS — 98.2% (Cost $491,478,599)		683,514,027
Other Assets in Excess of Liabilities — 1.8%		12,571,081
TOTAL NET ASSETS - 100.0%		$696,085,108

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a)	Non-income producing security.
See Notes to Financial Statements

A-134

Aristotle Portfolio Optimization Aggressive Growth Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
AFFILIATED OPEN-END FUNDS — 54.8%
Aristotle Core Equity Fund — Class I(a)	3,405,173	$44,096,991
Aristotle Core Income Fund — Class I(a)	965,655	9,318,571
Aristotle Growth Equity Fund — Class I(a)	3,346,822	46,989,382
Aristotle High Yield Bond Fund — Class I(a)	426,597	3,937,489
Aristotle International Equity Fund — Class I(a)	3,386,928	37,493,291
Aristotle Short Duration Income Fund — Class I(a)	897,269	9,071,391
TOTAL AFFILIATED OPEN-END FUNDS (Cost $129,533,244)		150,907,115
EXCHANGE TRADED FUNDS — 45.0%
iShares Russell 2000 Growth ETF	37,479	10,149,313
iShares Russell 2000 Value ETF	72,123	11,453,854
Vanguard Emerging Markets Government Bond ETF	63,512	4,055,241
Vanguard FTSE All World ex-US Small-Cap ETF	23,774	2,777,754
Vanguard FTSE Emerging Markets ETF	195,481	8,165,241

	Shares	Value
Vanguard Mid-Cap Growth ETF	60,116	$14,174,752
Vanguard Mid-Cap Value ETF	101,749	15,863,687
Vanguard Real Estate ETF	110,938	9,593,918
Vanguard Total Bond Market ETF	32,812	2,383,136
Vanguard Value ETF	279,303	45,487,286
TOTAL EXCHANGE TRADED FUNDS (Cost $108,420,525)		124,104,182
TOTAL INVESTMENTS — 99.8% (Cost $237,953,769)		275,011,297
Other Assets in Excess of Liabilities - 0.2%		627,698
TOTAL NET ASSETS — 100.0%		$275,638,995

Percentages are stated as a percent of net assets.
(a)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to the “Transactions in Affiliates” for further disclosures related to these affiliated securities.
See Notes to Financial Statements

A-135

Aristotle Portfolio Optimization Conservative Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
AFFILIATED OPEN-END FUNDS — 69.8%
Aristotle Core Equity Fund — Class I(a)	389,896	$5,049,155
Aristotle Core Income Fund — Class I(a)(b)	5,733,919	55,332,323
Aristotle Floating Rate Income Fund — Class I(a)	226,447	2,167,095
Aristotle Growth Equity Fund — Class I(a)	457,068	6,417,232
Aristotle High Yield Bond Fund — Class I(a)	703,477	6,493,089
Aristotle International Equity Fund — Class I(a)	265,491	2,938,989
Aristotle Short Duration Income Fund — Class I(a)	2,324,702	23,502,737
TOTAL AFFILIATED OPEN-END FUNDS (Cost $98,384,723)		101,900,620
EXCHANGE TRADED FUNDS — 30.1%
iShares MSCI EAFE Value ETF	28,751	1,564,054
iShares TIPS Bond ETF	69,062	7,417,949
Vanguard Emerging Markets Government Bond ETF	70,612	4,508,576
Vanguard FTSE Emerging Markets ETF	18,111	756,496

	Shares	Value
Vanguard Mid-Cap Growth ETF	10,026	$2,364,031
Vanguard Mid-Cap Value ETF	10,284	1,603,378
Vanguard Real Estate ETF	17,620	1,523,778
Vanguard Total Bond Market ETF	194,562	14,131,038
Vanguard Value ETF	61,426	10,003,839
TOTAL EXCHANGE TRADED FUNDS (Cost $41,118,901)		43,873,139
TOTAL INVESTMENTS — 99.9% (Cost $139,503,624)		145,773,759
Other Assets in Excess of Liabilities - 0.1%		187,431
TOTAL NET ASSETS — 100.0%		$145,961,190

Percentages are stated as a percent of net assets.
(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See Notes to Financial Statements

A-136

Aristotle Portfolio Optimization Growth Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
AFFILIATED OPEN-END FUNDS — 59.4%
Aristotle Core Equity Fund — Class I(a)	6,358,687	$82,344,994
Aristotle Core Income Fund — Class I(a)	7,145,471	68,953,795
Aristotle Growth Equity Fund — Class I(a)	7,112,363	99,857,583
Aristotle High Yield Bond Fund — Class I(a)	1,377,420	12,713,585
Aristotle International Equity Fund — Class I(a)	7,321,925	81,053,706
Aristotle Short Duration Income Fund — Class I(a)	4,965,964	50,205,893
TOTAL AFFILIATED OPEN-END FUNDS (Cost $353,239,771)		395,129,556
EXCHANGE TRADED FUNDS — 40.4%
iShares Russell 2000 Growth ETF	52,446	14,202,377
iShares Russell 2000 Value ETF	88,309	14,024,352
iShares TIPS Bond ETF	30,423	3,267,734
Vanguard Emerging Markets Government Bond ETF	155,531	9,930,654
Vanguard FTSE All World ex-US Small-Cap ETF	58,219	6,802,308

	Shares	Value
Vanguard FTSE Emerging Markets ETF	398,921	$16,662,930
Vanguard Mid-Cap Growth ETF	117,772	27,769,460
Vanguard Mid-Cap Value ETF	249,167	38,847,627
Vanguard Real Estate ETF	77,620	6,712,578
Vanguard Total Bond Market ETF	223,200	16,211,016
Vanguard Value ETF	698,079	113,689,146
TOTAL EXCHANGE TRADED FUNDS (Cost $235,560,818)		268,120,182
TOTAL INVESTMENTS — 99.8% (Cost $588,800,589)		663,249,738
Other Assets in Excess of Liabilities — 0.2%		1,142,094
TOTAL NET ASSETS — 100.0%		$664,391,832

Percentages are stated as a percent of net assets.
(a)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to the “Transactions in Affiliates” for further disclosures related to these affiliated securities.
See Notes to Financial Statements

A-137

Aristotle Portfolio Optimization Moderate Conservative Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
AFFILIATED OPEN-END FUNDS — 67.8%
Aristotle Core Equity Fund — Class I(a)	1,068,726	$13,840,002
Aristotle Core Income Fund — Class I(a)(b)	6,909,667	66,678,291
Aristotle Floating Rate Income Fund — Class I(a)	326,592	3,125,481
Aristotle Growth Equity Fund — Class I(a)	1,114,640	15,649,541
Aristotle High Yield Bond Fund — Class I(a)	1,014,595	9,364,708
Aristotle International Equity Fund — Class I(a)	1,342,593	14,862,503
Aristotle Short Duration Income Fund — Class I(a)	2,032,109	20,544,617
TOTAL AFFILIATED OPEN-END FUNDS (Cost $136,466,632)		144,065,143
EXCHANGE TRADED FUNDS — 32.0%
iShares MSCI EAFE Value ETF	20,652	1,123,469
iShares Russell 2000 Growth ETF	4,276	1,157,941
iShares Russell 2000 Value ETF	7,200	1,143,432
iShares TIPS Bond ETF	49,609	5,328,503
Vanguard Emerging Markets Government Bond ETF	101,444	6,477,199

	Shares	Value
Vanguard FTSE Emerging Markets ETF	78,058	$3,260,483
Vanguard Mid-Cap Growth ETF	19,204	4,528,111
Vanguard Mid-Cap Value ETF	29,549	4,606,985
Vanguard Real Estate ETF	25,313	2,189,068
Vanguard Total Bond Market ETF	232,928	16,917,560
Vanguard Value ETF	130,070	21,183,200
TOTAL EXCHANGE TRADED FUNDS (Cost $62,314,648)		67,915,951
TOTAL INVESTMENTS — 99.8% (Cost $198,781,280)		211,981,094
Other Assets in Excess of Liabilities — 0.2%		333,594
TOTAL NET ASSETS — 100.0%		$212,314,688

Percentages are stated as a percent of net assets.
(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See Notes to Financial Statements

A-138

Aristotle Portfolio Optimization Moderate Fund
Schedule of Investments
as of March 31, 2024

	Shares	Value
AFFILIATED OPEN-END FUNDS — 67.7%
Aristotle Core Equity Fund — Class I(a)	6,272,022	$81,222,686
Aristotle Core Income Fund — Class I(a)	15,031,249	145,051,548
Aristotle Floating Rate Income Fund — Class I(a)	379,075	3,627,746
Aristotle Growth Equity Fund — Class I(a)	7,748,068	108,782,878
Aristotle High Yield Bond Fund — Class I(a)	2,747,841	25,362,576
Aristotle International Equity Fund — Class I(a)	4,671,575	51,714,333
Aristotle Short Duration Income Fund — Class I(a)	8,845,752	89,430,554
TOTAL AFFILIATED OPEN-END FUNDS (Cost $461,667,871)		505,192,321
EXCHANGE TRADED FUNDS — 32.1%
iShares Russell 2000 Growth ETF	29,731	8,051,155
iShares Russell 2000 Value ETF	50,061	7,950,187
iShares TIPS Bond ETF	103,479	11,114,679
Vanguard Emerging Markets Government Bond ETF	235,115	15,012,093

	Shares	Value
Vanguard FTSE Emerging Markets ETF	271,370	$11,335,125
Vanguard Mid-Cap Growth ETF	100,145	23,613,190
Vanguard Mid-Cap Value ETF	128,408	20,020,091
Vanguard Real Estate ETF	44,001	3,805,206
Vanguard Total Bond Market ETF	425,136	30,877,628
Vanguard Value ETF	662,537	107,900,776
TOTAL EXCHANGE TRADED FUNDS (Cost $213,584,345)		239,680,130
TOTAL INVESTMENTS — 99.8% (Cost $675,252,216)		744,872,451
Other Assets in Excess of Liabilities — 0.2%		1,194,049
TOTAL NET ASSETS — 100.0%		$746,066,500

Percentages are stated as a percent of net assets.
(a)	Affiliated company as defined by the Investment Company Act of 1940.
See Notes to Financial Statements

A-139

Aristotle Funds Series Trust
Statements of Assets and Liabilities
March 31, 2024

	Aristotle Core Income Fund	Aristotle ESG Core Bond Fund	Aristotle Floating Rate Income Fund	Aristotle High Yield Bond Fund	Aristotle Short Duration Income Fund
ASSETS:
Investments, at value	$2,260,455,870	$27,247,819	$3,843,932,390	$75,058,778	$955,933,884
Foreign Currency, at value	—	—	—	—	—
Affiliated investments, at value	—	—	—	—	—
Cash	140,869,592	1,822,567	570,569,129	2,760,115	23,666,458
Investments receivable	10,419,697	—	234,383,530	505,626	3,127,463
Fund shares sold	17,171,507	61,889	41,719,084	540,636	2,745,097
Dividend and interest tax reclaim receivable	25,105	923	—	—	—
Dividends and interest receivable	20,004,166	222,389	27,817,825	1,265,861	8,308,355
Other assets	—	—	—	30,980	302
Total assets	2,448,945,937	29,355,587	4,718,421,958	80,161,996	993,781,559
LIABILITIES:
Distributions payable	819,148	—	4,640,508	776	75,590
Investments payable	116,164,241	—	756,348,578	1,570,423	21,278,088
Payable for capital shares reacquired	5,918,859	153	9,455,477	120,438	2,039,237
Due to Adviser	1,049,207	11,662	2,330,242	43,330	389,056
Accrued distribution and shareholder servicing fees	48,974	—	154,132	1,854	42,379
Trustee fees payable	25,889	341	44,152	931	11,415
Other liabilities	—	—	3,299,994	—	—
Total liabilities	124,026,318	12,156	776,273,083	1,737,752	23,835,765
NET ASSETS	$2,324,919,619	$29,343,431	$3,942,148,875	$78,424,244	$969,945,794
NET ASSETS CONSISTS OF:
Paid-in capital	$2,435,205,675	$33,322,338	$4,156,277,067	$98,408,059	$998,265,844
Total distributable earnings/accumulated deficit	(110,286,056)	(3,978,907)	(214,128,192)	(19,983,815)	(28,320,050)
NET ASSETS	$2,324,919,619	$29,343,431	$3,942,148,875	$78,424,244	$969,945,794
NET ASSET VALUE PER SHARE:
Class A
Net assets	$105,473,597		$265,403,604	$5,963,538	$94,100,823
Shares of beneficial interest outstanding	10,937,878		27,757,183	637,422	9,297,390
Net asset value per share	$9.64		$9.56	$9.36	$10.12
Maximum offering price per share	$10.07(d)		$9.86(c)	$9.77(d)	$10.43(c)
Class C
Net assets	$33,140,284		$117,482,834	$659,808	$26,358,453
Shares of beneficial interest outstanding	3,437,941		12,303,706	70,663	2,611,167
Net asset value per share(a)	$9.64		$9.55	$9.34	$10.09
Class I
Net assets	$632,073,104	$17,837,555	$1,641,205,509	$60,688,787	$376,102,547
Shares of beneficial interest outstanding	65,477,623	2,076,770	171,433,491	6,574,959	37,209,655
Net asset value per share	$9.65	$8.59	$9.57	$9.23	$10.11
Class I-2
Net assets	$1,554,232,634	$11,505,876	$1,918,056,928	$11,112,111	$473,383,971
Shares of beneficial interest outstanding	160,742,024	1,339,682	199,897,404	1,184,683	46,740,142
Net asset value per share	$9.67	$8.59	$9.59(b)	$9.38	$10.13

See Notes to Financial Statements

B-1

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Core Income Fund	Aristotle ESG Core Bond Fund	Aristotle Floating Rate Income Fund	Aristotle High Yield Bond Fund	Aristotle Short Duration Income Fund
Cost of investments	$2,316,184,911	$29,472,504	$3,809,781,911	$76,308,646	$960,876,107
Cost of foreign currency	$—	$—	$—	$—	$—
Cost of investments in affiliates	$—	$—	$—	$—	$—

(a)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(b)	Differences in actual and calculated net asset value shown are due to rounding.
(c)	Net asset value plus sales charge of 3.00% of offering price.
(d)	Net Asset Value plus sales charge of 4.25% of offering price.
See Notes to Financial Statements

B-2

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Strategic Income Fund	Aristotle Ultra Short Income Fund	Aristotle Core Equity Fund	Aristotle Growth Equity Fund	Aristotle International Equity Fund
ASSETS:
Investments, at value	$2,564,853,075	$46,425,717	$408,498,918	$277,308,581	$621,074,481
Foreign Currency, at value	—	—	—	—	—
Affiliated investments, at value	—	—	—	—	—
Cash	233,937,511	1,387,264	1,676,552	1,077,580	13,725,380
Investments receivable	2,238,784	—	2,132,002	—	12,818,236
Fund shares sold	18,814,014	9,737	189,266	67,782	602,850
Dividend and interest tax reclaim receivable	19,752	—	—	—	1,003,423
Dividends and interest receivable	30,203,765	387,453	71,864	21,021	1,149,543
Other assets	—	—	—	5	—
Total assets	2,850,066,901	48,210,171	412,568,602	278,474,969	650,373,913
LIABILITIES:
Distributions payable	1,222,861	—	—	—	—
Investments payable	168,378,493	248,125	—	—	17,311,812
Payable for capital shares reacquired	5,469,702	67,671	610,549	361,926	731,673
Due to Adviser	1,489,060	12,750	231,182	163,901	430,490
Accrued distribution and shareholder servicing fees	105,586	90	11	51	2
Trustee fees payable	29,575	585	4,822	3,295	7,258
Other liabilities	—	—	—	—	—
Total liabilities	176,695,277	329,221	846,564	529,173	18,481,235
NET ASSETS	$2,673,371,624	$47,880,950	$411,722,038	$277,945,796	$631,892,678
NET ASSETS CONSISTS OF:
Paid-in capital	$2,779,163,409	$47,955,645	$296,729,192	$193,224,608	$563,343,316
Total distributable earnings/accumulated deficit	(105,791,785)	(74,695)	114,992,846	84,721,188	68,549,362
NET ASSETS	$2,673,371,624	$47,880,950	$411,722,038	$277,945,796	$631,892,678
NET ASSET VALUE PER SHARE:
Class A
Net assets	$152,889,394	$433,764	$51,747	$260,763	$11,057
Shares of beneficial interest outstanding	14,593,974	43,113	4,085	28,948	1,069
Net asset value per share	$10.48	$10.06	$12.67	$9.01	$10.34
Maximum offering price per share	$10.94(c)		$13.23(c)	$9.41(c)	$10.80(c)
Class C
Net assets	$89,722,757
Shares of beneficial interest outstanding	8,597,690
Net asset value per share(a)	$10.44
Class I
Net assets	$354,280,953	$15,784,120	$226,580,645	$277,674,048	$188,136,199
Shares of beneficial interest outstanding	34,054,433	1,590,250	17,494,504	19,782,662	16,988,511
Net asset value per share	$10.40	$9.93	$12.95	$14.04	$11.07
Class I-2
Net assets	$2,076,478,520	$31,663,066	$185,089,646	$10,985	$443,745,422
Shares of beneficial interest outstanding	198,146,635	3,190,203	8,012,972	782	32,559,756
Net asset value per share	$10.48	$9.93	$23.10	$14.04(b)	$13.63

See Notes to Financial Statements

B-3

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Strategic Income Fund	Aristotle Ultra Short Income Fund	Aristotle Core Equity Fund	Aristotle Growth Equity Fund	Aristotle International Equity Fund
Cost of investments	$2,582,508,051	$46,371,475	$292,477,134	$201,511,603	$525,659,452
Cost of foreign currency	$—	$—	$—	$—	$—
Cost of investments in affiliates	$—	$—	$—	$—	$—

(a)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(b)	Differences in actual and calculated net asset value shown are due to rounding.
(c)	Net asset value plus sales charge of 4.25% of offering price.
See Notes to Financial Statements

B-4

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Small Cap Equity Fund	Aristotle Small/Mid Cap Equity Fund	Aristotle/Saul Global Equity Fund	Aristotle Value Equity Fund
ASSETS:
Investments, at value	$208,233,450	$47,363,554	$60,258,706	$683,514,027
Foreign Currency, at value	—	—	—	—
Affiliated investments, at value	—	—	—	—
Cash	4,613,763	515,043	1,225,138	11,398,667
Investments receivable	1,760,516	72,421	—	—
Fund shares sold	35,354	251,545	16,720	836,057
Dividend and interest tax reclaim receivable	626	568	115,584	138,733
Dividends and interest receivable	145,548	30,594	107,845	900,113
Other assets	—	—	—	—
Total assets	214,789,257	48,233,725	61,723,993	696,787,597
LIABILITIES:
Distributions payable	—	—	—	—
Investments payable	1,576,771	31,904	—	—
Payable for capital shares reacquired	1,463	83,632	13,500	269,745
Due to Adviser	168,064	35,731	38,849	421,675
Accrued distribution and shareholder servicing fees	1,633	4,913	2	22
Trustee fees payable	2,486	542	946	11,047
Other liabilities	—	—	—	—
Total liabilities	1,750,417	156,722	53,297	702,489
NET ASSETS	$213,038,840	$48,077,003	$61,670,696	$696,085,108
NET ASSETS CONSISTS OF:
Paid-in capital	$182,150,564	$39,898,967	$39,713,251	$506,681,995
Total distributable earnings/accumulated deficit	30,888,276	8,178,036	21,957,445	189,403,113
NET ASSETS	$213,038,840	$48,077,003	$61,670,696	$696,085,108
NET ASSET VALUE PER SHARE:
Class A
Net assets	$3,734,413	$12,863,932	$10,278	$107,113
Shares of beneficial interest outstanding	261,198	1,832,699	670	9,995
Net asset value per share	$14.30	$7.02	$15.33(a)	$10.72
Maximum offering price per share	$14.93(c)	$7.33(c)	$16.02(c)	$11.19(c)
Class C
Net assets	$995,658	$2,660,237
Shares of beneficial interest outstanding	73,402	432,389
Net asset value per share(b)	$13.56	$6.15
Class I
Net assets	$10,803	$678,769	$10,736	$37,075
Shares of beneficial interest outstanding	720	81,891	700	3,538
Net asset value per share	$15.00	$8.29	$15.34	$10.48
Class I-2
Net assets	$207,120,797	$31,874,065	$61,649,682	$695,930,315
Shares of beneficial interest outstanding	13,814,334	4,409,210	4,019,253	31,940,685
Net asset value per share	$14.99	$7.23	$15.34	$21.79

See Notes to Financial Statements

B-5

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Small Cap Equity Fund	Aristotle Small/Mid Cap Equity Fund	Aristotle/Saul Global Equity Fund	Aristotle Value Equity Fund
Class R6
Net assets	$1,177,169			$10,605
Shares of beneficial interest outstanding	83,401			487
Net asset value per share	$14.11			$21.79(a)
Cost of investments	$170,749,610	$39,843,057	$38,926,901	$491,478,599
Cost of foreign currency	$—	$—	$—	$—
Cost of investments in affiliates	$—	$—	$—	$—

(a)	Differences in actual and calculated net asset value shown are due to rounding.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(c)	Net asset value plus sales charge of 4.25% of offering price.
See Notes to Financial Statements

B-6

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle Portfolio Optimization Conservative Fund	Aristotle Portfolio Optimization Growth Fund	Aristotle Portfolio Optimization Moderate Conservative Fund	Aristotle Portfolio Optimization Moderate Fund
ASSETS:
Investments in unaffiliated issuers, at value	$124,104,182	$43,873,139	$268,120,182	$67,915,951	$239,680,130
Foreign Currency, at value	—	—	—	—	—
Affiliated investments, at value	150,907,115	101,900,620	395,129,556	144,065,143	505,192,321
Cash	775,938	330,010	1,761,222	509,790	1,791,127
Investments receivable	304,843	62,195	437,709	315,377	564,929
Fund shares sold	42,275	35,092	275,429	49,967	107,047
Dividend and interest tax reclaim receivable	—	—	—	—	—
Dividends and interest receivable	1,675	1,183	4,238	1,640	5,048
Other assets	—	—	—	295	566
Total assets	276,136,028	146,202,239	665,728,336	212,858,163	747,341,168
LIABILITIES:
Distributions payable	—	—	—	—	—
Investments payable	—	—	—	—	—
Payable for capital shares reacquired	318,257	143,341	903,762	406,584	791,812
Due to Adviser	104,056	55,758	252,073	80,919	283,682
Accrued distribution and shareholder servicing fees	71,540	40,224	172,910	53,474	190,433
Trustee fees payable	3,180	1,726	7,759	2,498	8,741
Total liabilities	497,033	241,049	1,336,504	543,475	1,274,668
NET ASSETS	$275,638,995	$145,961,190	$664,391,832	$212,314,688	$746,066,500
NET ASSETS CONSISTS OF:
Paid-in capital	$252,464,046	$152,735,920	$604,889,650	$217,322,169	$700,844,535
Total distributable earnings/accumulated deficit	23,174,949	(6,774,730)	59,502,182	(5,007,481)	45,221,965
NET ASSETS	$275,638,995	$145,961,190	$664,391,832	$212,314,688	$746,066,500
NET ASSET VALUE PER SHARE:
Class A
Net assets	$241,995,369	$124,965,555	$594,004,496	$193,061,011	$667,294,610
Shares of beneficial interest outstanding	18,812,505	12,721,218	49,753,294	18,936,295	59,646,215
Net asset value per share	$12.86	$9.82	$11.94	$10.20	$11.19
Maximum offering price per share	$13.61(b)	$10.39(b)	$12.63(b)	$10.79(b)	$11.84(b)
Class C
Net assets	$24,629,837	$16,138,401	$56,368,458	$14,905,511	$58,420,948
Shares of beneficial interest outstanding	2,074,665	1,717,816	5,001,972	1,533,178	5,472,452
Net asset value per share(a)	$11.87	$9.39	$11.27	$9.72	$10.68
Class I-2
Net assets	$9,013,789	$4,857,234	$14,018,878	$4,348,166	$20,350,942
Shares of beneficial interest outstanding	690,376	489,287	1,156,933	420,959	1,795,580
Net asset value per share	$13.06	$9.93	$12.12	$10.33	$11.33

See Notes to Financial Statements

B-7

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
March 31, 2024

	Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle Portfolio Optimization Conservative Fund	Aristotle Portfolio Optimization Growth Fund	Aristotle Portfolio Optimization Moderate Conservative Fund	Aristotle Portfolio Optimization Moderate Fund
Cost of investments	$108,420,525	$41,118,901	$235,560,818	$62,314,648	$213,584,345
Cost of foreign currency	$—	$—	$—	$—	$—
Cost of investments in affiliates	$129,533,244	$98,384,723	$353,239,771	$136,466,632	$461,667,871

(a)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(b)	Net asset value plus sales charge of 5.50% of offering price.
See Notes to Financial Statements

B-8

Aristotle Funds Series Trust
Statements of Operations
For the Year/Period Ended March 31, 2024

	Aristotle Core Income Fund	Aristotle ESG Core Bond Fund	Aristotle Floating Rate Income Fund	Aristotle High Yield Bond Fund	Aristotle Short Duration Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024
INVESTMENT INCOME:
Dividend income - unaffiliated	$—	$—	$9,227,750	$81,408	$—
Less: Dividend withholding taxes	—	—	—	—	—
Dividend income - affiliated	—	—	—	—	—
Interest income	89,411,427	1,014,718	348,732,325	5,833,134	50,857,723
Less: Interest withholding taxes	(3,196)	—	—	(128)	(8,868)
Total investment income	89,408,231	1,014,718	357,960,075	5,914,414	50,848,855
EXPENSES:
Investment advisory fee	8,450,086	104,305	22,572,948	477,562	4,199,800
Supervision and Administration fee - Class A	92,773	—	322,387	5,911	98,110
Supervision and Administration fee - Class C	23,538	—	135,733	701	26,295
Supervision and Administration fee - Class I	259,856	15,624	716,051	29,654	189,438
Supervision and Administration fee - Class I-2	506,789	10,666	2,191,329	10,260	503,375
Supervision and Administration fee - Class R6	—	—	—	—	—
Distribution and shareholder servicing fees - Class A	242,858	—	649,052	15,454	258,062
Distribution and shareholder servicing fees - Class C	245,434	—	1,091,925	7,393	276,348
Administration and accounting fees	60,778	1,890	244,325	5,272	65,094
Federal and state registration fees	3,911	6	23,536	2,782	4,453
Custody fees	427	—	8,177	70	822
Audit and tax fees	2,418	98	14,968	71	3,719
Trustee fees and expenses	98,172	1,544	204,434	4,642	58,292
Legal fees	6,493	133	65,349	414	5,685
Line of credit commitment expense	—	—	801,313	—	—
Licensing Fees	—	—	—	—	—
Miscellaneous expenses	10,680	2,606	127,107	3,403	8,086
Interest expense	—	—	—	41	—
Insurance fees	486	13	1,692	68	561
Reports to shareholders	3,045	101	16,892	398	4,034
Total expenses	10,007,744	136,986	29,187,218	564,096	5,702,174
Advisory Fee Waiver	—	—	(56,512)	—	—
Expenes (waived/reimbursed) - Class A	(10,338)	—	(18,994)	(1,027)	(11,331)
Expenes (waived/reimbursed) - Class C	(2,519)	—	(7,817)	(138)	(3,003)
Expenes (waived/reimbursed) - Class I	(45,083)	(3,047)	(137,663)	(11,734)	(36,015)
Expenes (waived/reimbursed) - Class I-2	(104,213)	(2,187)	(130,659)	(1,567)	(60,553)
Expenes (waived/reimbursed) - Class R6	—	—	—	—	—
Net expenses	9,845,591	131,752	28,835,573	549,630	5,591,272
Net Investment income (loss)	79,562,640	882,966	329,124,502	5,364,784	45,257,583

See Notes to Financial Statements

B-9

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Core Income Fund	Aristotle ESG Core Bond Fund	Aristotle Floating Rate Income Fund	Aristotle High Yield Bond Fund	Aristotle Short Duration Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	(20,595,252)	(548,466)	(58,790,213)	(3,530,369)	(10,811,672)
Investments in securities of affiliated issuers	—	—	—	—	—
Foreign currency transactions	—	—	—	(164)	—
Forward Currency Contracts	—	—	—	—	—
Distributions received from other investment companies	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	23,907,873	588,390	166,695,920	5,964,343	22,906,743
Investments in securities of affiliated issuers	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	3,312,621	39,924	107,905,707	2,433,810	12,095,071
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 82,875,261	$ 922,890	$ 437,030,209	$ 7,798,594	$ 57,352,654

See Notes to Financial Statements

B-10

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Strategic Income Fund	Aristotle Ultra Short Income Fund	Aristotle Core Equity Fund		Aristotle Growth Equity Fund	Aristotle International Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023
INVESTMENT INCOME:
Dividend income - unaffiliated	$—	$—	$ 947,095	$ 2,642,252	$1,475,280	$ 2,315,745	$9,293,789
Less: Dividend withholding taxes	—	—	—	—	(1,418)	(222,553)	(848,989)
Dividend income - affiliated	—	—	—	—	—	—	—
Interest income	124,346,691	3,102,491	29,402	170,186	99,297	209,902	608,621
Less: Interest withholding taxes	(3,295)	—	—	—	—	—	—
Total investment income	124,343,396	3,102,491	976,497	2,812,438	1,573,159	2,303,094	9,053,421
EXPENSES:
Investment advisory fee	11,365,661	137,053	503,093	1,074,446	1,340,155	1,079,001	3,002,309
Supervision and Administration fee - Class A	115,134	230	18	10	108	2	—
Supervision and Administration fee - Class C	67,460	—	—	—	—	—	—
Supervision and Administration fee - Class I	95,380	9,959	83,287	60,794	355,886	38,043	29,410
Supervision and Administration fee - Class I-2	1,486,405	26,236	67,622	49,932	3	85,270	62,837
Supervision and Administration fee - Class R6	—	—	—	—	—	—	—
Distribution and shareholder servicing fees - Class A	298,939	820	30	17	179	6	—
Distribution and shareholder servicing fees - Class C	702,271	—	—	—	—	—	—
Shareholder servicing fees - Class I-2	—	—	—	155,198	—	—	222,903
Administration and accounting fees	98,425	4,333	—	109,282	9,654	—	229,469
Federal and state registration fees	6,240	4,968	—	22,836	16	—	48,537
Custody fees	1,282	81	—	19,173	—	—	87,992
Transfer agent fees and expenses	—	—	—	24,927	—	—	33,077
Audit and tax fees	4,583	244	—	15,494	21	—	17,856
Tax reclaim service fee	—	—	—	—	—	—	20,100
Trustee fees and expenses	110,978	3,047	4,391	14,561	13,843	5,286	21,806
Legal fees	7,838	301	370	10,437	558	319	13,307
Line of credit commitment expense	—	—	—	—	—	—	—
Compliance Fees	—	—	—	6,629	—	—	7,531
Licensing Fees	—	—	—	—	—	—	—
Miscellaneous expenses	16,450	10,843	—	4,492	14,118	—	5,221
Interest expense	—	—	—	—	—	—	—
Insurance fees	705	20	—	4,009	69	—	4,520
Reports to shareholders	5,568	179	—	10,260	338	—	15,650
Total expenses	14,383,319	198,314	658,811	1,582,497	1,734,948	1,207,927	3,822,525
Advisory Fee Waiver	(5,450)	—	—	—	—	—	—
Expenes (waived/reimbursed) - Class A	(11,932)	(20)	—	—	—	—	—
Expenes (waived/reimbursed) - Class C	(7,174)	—	—	—	—	—	—
Expenes (waived/reimbursed) - Class I	(20,678)	(4,775)	—	—	(29,112)	—	—
Expenes (waived/reimbursed) - Class I-2	(148,735)	(17,233)	(2,128)	(183,341)	—	(3,826)	(391,394)
Expenes (waived/reimbursed) - Class R6	—	—	—	—	—	—	—
Net expenses	14,189,350	176,286	656,683	1,399,156	1,705,836	1,204,101	3,431,131
Net Investment income (loss)	110,154,046	2,926,205	319,814	1,413,282	(132,677)	1,098,993	5,622,290

See Notes to Financial Statements

B-11

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Strategic Income Fund	Aristotle Ultra Short Income Fund	Aristotle Core Equity Fund		Aristotle Growth Equity Fund	Aristotle International Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	(35,857,376)	(44,486)	8,792,225	(7,188,811)	40,441,601	778,082	(10,131,326)
Investments in securities of affiliated issuers	—	—	—	—	—	—	—
Foreign currency transactions	(1,642)	—	—	—	(2,401)	(36,273)	(10,843)
Forward Currency Contracts	—	—	—	—	—	—	—
Distributions received from other investment companies	—	(624)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	94,825,726	346,223	36,430,669	70,580,603(a)	31,659,984	19,410,520	93,102,933(a)
Investments in securities of affiliated issuers	—	—	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—	(53,491)	37,047
Net realized and unrealized gain (loss) on investments and foreign currency	58,966,708	301,113	45,222,894	63,391,792	72,099,184	20,098,838	82,997,811
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 169,120,754	$ 3,227,318	$ 45,542,708	$ 64,805,074	$ 71,966,507	$ 21,197,831	$ 88,620,101

(a)
Change in unrealized appreciation (depreciation) does not include net unrealized appreciation (depreciation) of $3,322,853 and $(12,924,346) for the Aristotle Core Equity Fund and Aristotle International Equity Fund, respectively, in connection with the Funds’ reorganization. See Note 12 in the Notes to Financial Statements.

See Notes to Financial Statements

B-12

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Small Cap Equity Fund		Aristotle Small/Mid Cap Equity Fund	Aristotle/Saul Global Equity Fund		Aristotle Value Equity Fund
	Period Ended March 31, 2024	Year Ended December 31, 2023	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023	Period Ended March 31, 2024	Year Ended December 31, 2023
INVESTMENT INCOME:
Dividend income - unaffiliated	$532,400	$2,388,767	$693,953	$204,814	$1,237,405	$2,797,739	$13,203,503
Less: Dividend withholding taxes	(470)	(1,760)	(852)	(12,496)	(79,608)	(27,403)	(133,280)
Dividend income - affiliated	—	—	—	—	—	—	—
Interest income	74,749	275,434	63,359	11,968	56,893	144,466	713,938
Less: Interest withholding taxes	—	—	—	—	—
Total investment income	606,679	2,662,441	756,460	204,286	1,214,690	2,914,802	13,784,161
EXPENSES:
Investment advisory fee	357,821	1,468,005	409,150	103,087	432,367	940,591	3,992,619
Supervision and Administration fee - Class A	1,841	1,393	23,530	2	—	19	—
Supervision and Administration fee - Class C	482	345	6,806	—	—	—	—
Supervision and Administration fee - Class I	4	—	385	2	—	11	—
Supervision and Administration fee - Class I-2	99,318	77,524(a)	77,637	11,778	8,707	215,349	114,639
Supervision and Administration fee - Class R6	442	328	—	—	—	1	—
Distribution and shareholder servicing fees - Class A	2,301	1,741	30,833	5	—	35	—
Distribution and shareholder servicing fees - Class C	2,412	1,728	36,199	—	—	—	—
Shareholder servicing fees - Class I-2	—	169,395	—	—	—	—	—
Administration and accounting fees	—	121,437	6,043	—	55,653	—	376,488
Federal and state registration fees	—	30,109	2,736	—	22,414	—	46,813
Custody fees	—	22,840	—	—	24,832	—	56,100
Transfer agent fees and expenses	—	18,685	—	—	14,978	—	54,609
Audit and tax fees	—	16,856	—	—	16,856	—	17,856
Tax reclaim service fee	—	—	—	—	8,000	—	5,000
Trustee fees and expenses	1,624	14,406	3,069	596	9,004	6,992	29,844
Legal fees	77	12,509	449	12	7,994	137	15,391
Line of credit commitment expense	—	—	—	—	—	—	—
Licensing Fees	—	—	—	—	—	—	—
Compliance fees	—	7,210	—	—	5,734	—	7,334
Miscellaneous expenses	—	4,606	449	—	3,688	—	6,339
Interest expense	—	—	—	—	—	—	—
Insurance fees	—	4,069	130	—	3,765	—	5,205
Reports to shareholders	—	3,747	482	—	5,019	—	22,932
Total expenses	466,322	1,976,933	597,898	115,482	619,011	1,163,135	4,751,169
Advisory Fee Waiver	—	—	—	—	—	—	—
Expenes (waived/reimbursed) - Class A	(1)	—	(356)	—	—	—	—
Expenes (waived/reimbursed) - Class C	—	—	(133)	—	—	—	—
Expenes (waived/reimbursed) - Class I	—	—	(46)	—	—	—	—
Expenes (waived/reimbursed) - Class I-2	(1,652)	(188,025)	(1,905)	(607)	(119,112)	(7,128)	(154,823)
Expenes (waived/reimbursed) - Class R6	(10)	(19)	—	—	—	—	—
Net expenses	464,659	1,788,889	595,458	114,875	499,899	1,156,007	4,596,346
Net Investment income (loss)	142,020	873,552	161,002	89,411	714,791	1,758,795	9,187,815

See Notes to Financial Statements

B-13

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Small Cap Equity Fund		Aristotle Small/Mid Cap Equity Fund	Aristotle/Saul Global Equity Fund		Aristotle Value Equity Fund
	Period Ended March 31, 2024	Year Ended December 31, 2023	Year Ended March 31, 2024	Period Ended March 31, 2024	Year Ended December 31, 2023	Period Ended March 31, 2024	Year Ended December 31, 2023
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	1,070,135	(1,898,644)	11,847,879	137,957	3,505,386	12,574,697	(5,331,990)
Investments in securities of affiliated issuers	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	(923)	(9,190)	—	—
Forward Currency Contracts	—	—	—	—	—	—	—
Distributions received from other investment companies	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	6,580,410	15,174,739(b)	(6,730,762)	3,305,782	6,208,846	34,165,740	115,089,712
Investments in securities of affiliated issuers	—	—	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(5,051)	1,265	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	7,650,545	13,276,095	5,117,117	3,437,765	9,706,307	46,740,437	109,757,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 7,792,565	$ 14,149,647	$5,278,119	$ 3,527,176	$ 10,421,098	$ 48,499,232	$ 118,945,537

(a)	Includes $1,205 of Supervision and Administration fee accrued in acquired Class I-2.
(b)
Change in unrealized appreciation (depreciation) does not include net unrealized appreciation (depreciation) of $(1,386,575) for the Aristotle Small Cap Equity Fund in connection with the Funds' reorganization. See Note 12 in the Notes to Financial Statements.

See Notes to Financial Statements

B-14

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle Portfolio Optimization Conservative Fund	Aristotle Portfolio Optimization Growth Fund	Aristotle Portfolio Optimization Moderate Conservative Fund	Aristotle Portfolio Optimization Moderate Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024
INVESTMENT INCOME:
Dividend income - unaffiliated	$2,994,464	$1,097,519	$6,459,458	$1,776,049	$5,826,788
Less: Dividend withholding taxes	—	—	—	—	—
Dividend income - affiliated	4,618,011	5,453,391	15,131,071	6,826,212	19,917,927
Interest income	45,253	18,894	97,838	13,429	97,123
Less: Interest withholding taxes	—	—	—	—	—
Total investment income	7,657,728	6,569,804	21,688,367	8,615,690	25,841,838
EXPENSES:
Investment advisory fee	526,367	310,944	1,294,017	434,303	1,479,424
Supervision and Administration fee - Class A	548,628	310,602	1,371,669	467,938	1,566,832
Supervision and Administration fee - Class C	59,484	45,786	139,239	38,764	148,788
Supervision and Administration fee - Class I	—	—	—	—	—
Supervision and Administration fee - Class I-2	20,842	13,727	33,815	10,952	49,622
Supervision and Administration fee - Class R6	—	—	—	—	—
Distribution and shareholder servicing fees - Class A	573,704	325,860	1,435,728	490,627	1,640,855
Distribution and shareholder servicing fees - Class C	249,594	193,381	584,961	163,247	625,651
Administration and accounting fees	17,556	11,293	46,168	15,289	50,576
Federal and state registration fees	2,477	2,410	165	2,382	2,823
Custody fees	—	—	—	—	—
Audit and tax fees	890	500	2,127	705	2,388
Trustee fees and expenses	15,522	9,086	34,827	12,767	43,506
Legal fees	1,345	861	3,374	1,175	3,910
Line of credit commitment expense	—	—	—	—	—
Licensing Fees	28	20	73	27	89
Miscellaneous expenses	2,526	2,465	6,592	2,511	2,935
Interest expense	—	—	—	—	—
Insurance fees	158	108	405	149	484
Reports to shareholders	1,063	730	2,716	988	3,210
Total expenses	2,020,184	1,227,773	4,955,876	1,641,824	5,621,093
Advisory Fee Waiver	—	—	—	—	—
Expenes (waived/reimbursed) - Class A	(7,726)	(6,152)	(13,557)	(7,566)	(14,939)
Expenes (waived/reimbursed) - Class C	(898)	(1,031)	(1,481)	(683)	(1,539)
Expenes (waived/reimbursed) - Class I	—	—	—	—	—
Expenes (waived/reimbursed) - Class I-2	(312)	(302)	(368)	(163)	(483)
Expenes (waived/reimbursed) - Class R6	—	—	—	—	—
Net expenses	2,011,248	1,220,288	4,940,470	1,633,412	5,604,132
Net Investment income (loss)	5,646,480	5,349,516	16,747,897	6,982,278	20,237,706
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	296,577	(68,922)	(68,151)	(51,254)	(267,419)
Investments in securities of affiliated issuers	(19,905,920)	(8,538,614)	(36,287,201)	(12,464,395)	(28,805,030)
Foreign currency transactions	—	—	—	—	—

See Notes to Financial Statements

B-15

Aristotle Funds Series Trust
Statements of Operations (Continued)
For the Year/Period Ended March 31, 2024

	Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle Portfolio Optimization Conservative Fund	Aristotle Portfolio Optimization Growth Fund	Aristotle Portfolio Optimization Moderate Conservative Fund	Aristotle Portfolio Optimization Moderate Fund
	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024	Year Ended March 31, 2024
Forward Currency Contracts	—	—	—	—	—
Distributions received from other affiliated investment companies	8,072,847	1,559,701	16,793,923	3,116,897	19,669,820
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	15,683,657	2,754,238	32,559,364	5,601,303	26,095,785
Investments in securities of affiliated issuers	37,110,712	10,332,825	70,496,928	18,147,959	61,532,050
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	41,257,873	6,039,228	83,494,863	14,350,510	78,225,206
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 46,904,353	$ 11,388,744	$ 100,242,760	$ 21,332,788	$ 98,462,912

See Notes to Financial Statements

B-16

Aristotle Funds Series Trust
Statements of Changes in Net Assets

	Aristotle Core Income Fund		Aristotle ESG Core Bond Fund		Aristotle Floating Rate Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$79,562,640	$27,042,537	$882,966	$576,618	$329,124,502	$276,515,381
Net realized gain (loss) from investments and foreign currency	(20,595,252)	(28,622,791)	(548,466)	(732,635)	(58,790,213)	(72,320,227)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	23,907,873	(34,169,112)	588,390	(909,106)	166,695,920	(106,035,238)
Net increase/(decrease) in net assets from operations	82,875,261	(35,749,366)	922,890	(1,065,123)	437,030,209	98,159,916
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(4,102,252)	(3,381,517)	—	—	(22,945,559)	(17,114,334)
Class C	(894,056)	(655,987)	—	—	(8,829,783)	(6,357,593)
Class I(a)(b)	(24,706,812)	(3,611,068)	(522,323)	(326,110)	(137,147,018)	(122,104,543)
Class I-2	(49,022,375)	(18,318,700)	(355,545)	(257,276)	(160,239,909)	(125,590,941)
Class P(a)(b)	—	(1,259,917)	—	—	—	(4,951,126)
Total distributions to shareholders	(78,725,495)	(27,227,189)	(877,868)	(583,386)	(329,162,269)	(276,118,537)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	37,389,150	22,054,511			97,687,593	109,999,229
Proceeds from shares sold - Class C	19,426,582	2,784,563			36,138,381	37,374,827
Proceeds from shares sold - Class I(a)(b)	683,598,662	41,808,812	2,590,052	1,476,527	729,476,268	1,032,518,580
Proceeds from shares sold - Class I-2	1,322,501,825	354,130,856	21,006	776,026	1,052,260,805	1,363,235,603
Proceeds from shares sold - Class P(a)(b)	—	44,537,728			—	43,203,656
Reinvestments - Class A	3,873,499	3,145,628			21,895,323	16,824,418
Reinvestments - Class C	839,982	607,961			8,664,189	6,296,516
Reinvestments - Class I(a)(b)	24,181,542	3,378,167	522,323	326,110	95,545,145	88,271,477
Reinvestments - Class I-2	41,745,579	14,543,309	355,545	257,276	149,752,306	119,908,006
Reinvestments - Class P(a)(b)	—	1,259,917			—	4,951,126
Proceeds from merger - Class I(a)(b)	—	—	—	—	—	—
Cost of shares redeemed - Class A	(34,797,375)	(44,789,009)			(127,109,495)	(131,320,297)
Cost of shares redeemed - Class C	(10,085,378)	(13,623,292)			(40,421,856)	(38,386,996)
Cost of shares redeemed - Class I(a)(b)	(260,917,740)	(39,244,058)	(485,550)	(250,920)	(744,172,310)	(1,393,963,296)
Cost of shares redeemed - Class I-2	(416,192,239)	(352,193,736)	(21,836)	(779,726)	(1,176,458,830)	(1,341,175,400)
Cost of shares redeemed - Class P(a)(b)	(1,465,744)	(6,809,369)			(579,701)	(68,803,134)
Net increase (decrease) in net assets from capital transactions	1,410,098,345	31,591,988	2,981,540	1,805,293	102,677,818	(151,065,685)
Total increase (decrease) in net assets	1,414,248,111	(31,384,567)	3,026,562	156,784	210,545,758	(329,024,306)
NET ASSETS:
Beginning of the period	910,671,508	942,056,075	26,316,869	26,160,085	3,731,603,117	4,060,627,423
End of the period	$ 2,324,919,619	$ 910,671,508	$ 29,343,431	$ 26,316,869	$ 3,942,148,875	$ 3,731,603,117

See Notes to Financial Statements

B-17

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Core Income Fund		Aristotle ESG Core Bond Fund		Aristotle Floating Rate Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Class A
Shares sold	3,921,742	2,284,671			10,361,893	11,796,832
Shares reinvested	406,688	327,742			2,321,833	1,818,510
Shares redeemed	(3,660,783)	(4,613,190)			(13,502,937)	(14,124,037)
Net (Decrease)/Increase	667,647	(2,000,777)			(819,211)	(508,695)
Class C
Shares sold	2,051,303	288,589			3,828,430	4,003,254
Shares reinvested	88,157	63,344			919,809	681,910
Shares redeemed	(1,080,334)	(1,404,368)			(4,301,621)	(4,150,009)
Net (Decrease)/Increase	1,059,126	(1,052,435)			446,618	535,155
Class I(a)(b)
Shares sold	71,098,636	4,335,695	305,751	173,040	77,267,205	110,636,729
Shares received through reorganization	7,228,019	—			3,138,540	—
Shares reinvested	2,535,206	351,462	61,689	38,346	10,117,681	9,533,490
Shares redeemed	(27,392,553)	(4,044,928)	(57,329)	(29,708)	(79,045,712)	(150,379,366)
Net (Decrease)/Increase	53,469,308	642,229	310,111	181,678	11,477,714	(30,209,147)
Class I-2
Shares sold	138,938,770	36,571,141	2,471	91,322	111,186,410	145,206,834
Shares reinvested	4,371,010	1,511,965	41,992	30,250	15,822,511	12,918,155
Shares redeemed	(44,448,446)	(36,128,489)	(2,513)	(91,732)	(124,732,018)	(144,117,282)
Net (Decrease)/Increase	98,861,334	1,954,617	41,950	29,840	2,276,903	14,007,707
Class P(a)(b)
Shares sold	—	4,580,869			—	4,644,343
Shares reinvested	—	130,704			—	536,878
Shares redeemed	(149,904)	(701,362)			(62,249)	(7,467,410)
Shares reorganized into Class I shares	(7,198,335)	—			(3,138,541)	—
Net (Decrease)/Increase	(7,348,239)	4,010,211			(3,200,790)	(2,286,189)

(a)
On April 17, 2023, the Pacific Funds Core Income - Class P and Class I shares merged into Aristotle Core Income Fund - Class I. The exchange rate for Class P shares merging into Class I shares was 1 to 1.004.

(b)
On April 17, 2023, the Pacific Funds Floating Rate Income - Class P and Class I shares merged into Aristotle Floating Rate Income Fund - Class I. The exchange rate for Class P shares merging into Class I shares was 1 to 1.

See Notes to Financial Statements

B-18

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle High Yield Bond Fund		Aristotle Short Duration Income Fund		Aristotle Strategic Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,364,784	$6,178,829	$45,257,583	$25,522,881	$110,154,046	$64,258,220
Net realized gain (loss) from investments and foreign currency	(3,530,533)	(10,804,912)	(10,811,672)	(11,698,980)	(35,859,018)	(53,802,184)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,964,343	(2,847,206)	22,906,743	(4,801,768)	94,825,726	(53,762,466)
Net increase/(decrease) in net assets from operations	7,798,594	(7,473,289)	57,352,654	9,022,133	169,120,754	(43,306,430)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(396,170)	(336,303)	(4,167,999)	(3,284,796)	(6,459,902)	(5,269,797)
Class C	(41,242)	(49,491)	(938,373)	(513,979)	(3,330,097)	(2,596,783)
Class I(a)	(4,170,760)	(245,800)	(17,435,747)	(5,160,079)	(11,740,312)	(6,867,580)
Class I-2	(708,969)	(444,647)	(22,362,375)	(16,637,874)	(87,221,853)	(54,799,615)
Class P(a)	—	(5,154,278)
Total distributions to shareholders	(5,317,141)	(6,230,519)	(44,904,494)	(25,596,728)	(108,752,164)	(69,533,775)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	2,267,221	2,799,692	24,022,165	42,654,321	76,319,905	31,619,874
Proceeds from shares sold - Class C	192,881	111,506	7,542,077	6,475,554	42,050,787	12,238,686
Proceeds from shares sold - Class I(a)	24,542,244	11,631,610	337,848,604	107,089,786	254,629,459	79,875,758
Proceeds from shares sold - Class I-2	5,064,830	17,959,279	206,692,987	438,584,258	1,341,195,001	650,194,438
Proceeds from shares sold - Class P(a)	—	4,196,897
Reinvestments - Class A	389,897	330,846	3,699,368	2,726,085	5,575,636	4,441,645
Reinvestments - Class C	37,754	46,233	925,613	502,930	3,055,825	2,327,418
Reinvestments - Class I(a)	4,170,553	245,739	17,435,694	5,160,079	11,740,667	6,864,000
Reinvestments - Class I-2	708,969	444,647	21,943,574	16,476,429	77,521,882	48,513,057
Reinvestments - Class P(a)	—	5,154,278
Proceeds from merger - Class I	—	—	—	—	—	—
Cost of shares redeemed - Class A	(3,052,009)	(3,255,395)	(52,442,093)	(99,087,494)	(33,747,906)	(59,921,556)
Cost of shares redeemed - Class C	(498,801)	(439,935)	(13,303,535)	(15,330,965)	(20,478,998)	(24,520,697)
Cost of shares redeemed - Class I(a)	(31,161,269)	(10,452,688)	(178,601,309)	(85,610,817)	(43,618,751)	(90,922,853)
Cost of shares redeemed - Class I-2	(3,736,860)	(15,819,746)	(412,949,978)	(416,534,762)	(577,645,445)	(672,769,339)
Cost of shares redeemed - Class P(a)	(1,161,212)	(70,181,366)
Net increase (decrease) in net assets from capital transactions	(2,235,802)	(57,228,403)	(37,186,833)	3,105,404	1,136,598,062	(12,059,569)
Total increase (decrease) in net assets	245,651	(70,932,211)	(24,738,673)	(13,469,191)	1,196,966,652	(124,899,774)
NET ASSETS:
Beginning of the period	78,178,593	149,110,804	994,684,467	1,008,153,658	1,476,404,972	1,601,304,746
End of the period	$78,424,244	$78,178,593	$969,945,794	$994,684,467	$2,673,371,624	$1,476,404,972

See Notes to Financial Statements

B-19

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle High Yield Bond Fund		Aristotle Short Duration Income Fund		Aristotle Strategic Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Class A
Shares sold	249,741	311,720	2,393,801	4,272,840	7,417,522	3,098,699
Shares reinvested	42,843	36,846	368,801	274,161	544,338	438,090
Shares redeemed	(335,336)	(360,533)	(5,231,387)	(9,958,096)	(3,293,814)	(5,890,225)
Net (Decrease)/Increase	(42,752)	(11,967)	(2,468,785)	(5,411,095)	4,668,046	(2,353,436)
Class C
Shares sold	21,012	12,438	751,050	651,404	4,101,647	1,201,935
Shares reinvested	4,155	5,155	92,450	50,690	299,316	230,197
Shares redeemed	(54,650)	(48,705)	(1,330,142)	(1,539,743)	(2,008,756)	(2,405,666)
Net (Decrease)/Increase	(29,483)	(31,112)	(486,642)	(837,649)	2,392,207	(973,534)
Class I(a)
Shares sold	2,735,693	1,337,276	33,767,427	10,741,734	24,724,710	7,768,110
Shares received through reorganization	6,685,118	—	—	—	—	—
Shares reinvested	464,384	27,853	1,740,654	519,688	1,150,592	681,251
Shares redeemed	(3,500,300)	(1,183,853)	(17,837,221)	(8,597,170)	(4,301,365)	(9,036,790)
Net (Decrease)/Increase	6,384,895	181,276	17,670,860	2,664,252	21,573,937	(587,429)
Class I-2
Shares sold	553,034	1,934,422	20,559,011	43,938,995	130,766,398	63,402,693
Shares reinvested	77,672	49,315	2,186,629	1,656,149	7,562,089	4,785,425
Shares redeemed	(408,442)	(1,704,390)	(41,126,558)	(41,759,878)	(56,326,296)	(65,659,710)
Net (Decrease)/Increase	222,264	279,347	(18,380,918)	3,835,266	82,002,191	2,528,408
Class P(a)
Shares sold	—	474,812
Shares reinvested	—	579,443
Shares redeemed	(129,263)	(8,019,666)
Shares reorganized into Class I shares	(6,677,698)	—
Net (Decrease)/Increase	(6,806,961)	(6,965,411)

(a)
On April 17, 2023, the Pacific Funds High Income - Class P and Class I shares merged into Aristotle High Yield Bond Fund - Class I. The exchange rate for Class P shares merging into Class I shares was 1 to 1.001.

See Notes to Financial Statements

B-20

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Ultra Short Income Fund		Aristotle Core Equity Fund			Aristotle Growth Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,926,205	$ 1,419,500	$ 319,814	$ 1,413,282	$ 878,672	$ (132,677)	$ 25,025
Net realized gain (loss) from investments and foreign currency	(45,110)	(53,103)	8,792,225	(7,188,811)	(2,927,903)	40,439,200	33,777,301
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	346,223	(95,820)	36,430,669	70,580,603	(42,159,025)	31,659,984	(56,348,853)
Net increase/(decrease) in net assets from operations	3,227,318	1,270,577	45,542,708	64,805,074	(44,208,256)	71,966,507	(22,546,527)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(17,054)	—	—	(295)	—	(10,831)	—
Class I(a)	(786,697)	(374,437)	—	(696,029)	(1,401,488)	(37,989,806)	(37,976,618)
Class I-2	(2,077,465)	(1,033,556)	—	(1,393,559)	—	—	—
Total distributions to shareholders	(2,881,216)	(1,407,993)	—	(2,089,883)	(1,401,488)	(38,000,637)	(37,976,618)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	486,912		287	42,007	—	253,996	—
Proceeds from shares sold - Class I(a)	2,044,200	—	573,784	6,944,801	—	135,369,806	78,304,215
Proceeds from shares sold - Class I-2	5,416,982	37,547,428	3,595,864	20,524,180	60,986,522	10,068	—
Reinvestments - Class A	16,914		—	295	—	10,832	—
Reinvestments - Class I(a)	786,605	374,437	—	696,029	—	37,989,805	37,976,618
Reinvestments - Class I-2	2,077,080	1,033,556	—	1,354,733	1,353,617	—	—
Proceeds from merger - Class I	—	—	—	196,500,075	—	—	—
Cost of shares redeemed - Class A	(72,770)		(1,000)	(15)	—	(22,000)	—
Cost of shares redeemed - Class I(a)	(376,387)	—	(20,433,750)	(11,098,647)	—	(75,800,656)	(68,181,365)
Cost of shares redeemed - Class I-2	(26,244,693)	(6,945,859)	(14,358,094)	(48,331,781)	(27,787,884)	—	—
Net increase (decrease) in net assets from capital transactions	(15,865,157)	32,009,562	(30,622,909)	166,631,677	34,552,255	97,811,851	48,099,468
Total increase (decrease) in net assets	(15,519,055)	31,872,146	14,919,799	229,346,868	(11,057,489)	131,777,721	(12,423,677)
NET ASSETS:
Beginning of the period	63,400,005	31,527,859	396,802,239	167,455,371	178,512,860	146,168,075	158,591,752
End of the period	$47,880,950	$63,400,005	$411,722,038	$396,802,239	$167,455,371	$277,945,796	$146,168,075

See Notes to Financial Statements

B-21

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Ultra Short Income Fund		Aristotle Core Equity Fund			Aristotle Growth Equity Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Period Ended March 31, 2024(b)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024	Year Ended March 31, 2023
Class A
Shares sold	48,698		24	4,120	—	30,124
Shares reinvested	1,686		—	26	—	1,344
Shares redeemed	(7,271)		(84)	(1)	—	(2,520)
Net (Decrease)/Increase	43,113		(60)	4,145	—	28,948
Class I(a)
Shares sold	206,904	—	49,251	660,166	—	10,568,602	6,238,602
Shares received through reorganization	—	—	—	19,415,441	—	—	—
Shares reinvested	79,184	38,368	—	59,899	—	3,058,309	3,273,846
Shares redeemed	(37,938)	—	(1,670,890)	(1,019,363)	—	(5,672,558)	(3,131,075)
Net (Decrease)/Increase	248,150	38,368	(1,621,639)	19,116,143	—	7,954,353	6,381,373
Class I-2
Shares sold	548,482	3,814,102	162,729	1,124,337	3,240,338	782
Shares reinvested	208,803	106,238	—	70,101	76,692	—
Shares redeemed	(2,656,434)	(706,235)	(649,406)	(2,607,478)	(1,565,121)	—
Net (Decrease)/Increase	(1,899,149)	3,214,105	(486,677)	(1,413,040)	1,751,909	782

(a)	On April 17, 2023, the PF Growth Fund - Class P merged into Aristotle Growth Equity Fund - Class I.
(b)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-22

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle International Equity Fund			Aristotle Small Cap Equity Fund			Aristotle Small/Mid Cap Equity Fund
	Period Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,098,993	$ 5,622,290	$4,795,216	$142,020	$ 873,552	$33,215	$ 161,002	$ 690,519
Net realized gain (loss) from investments and foreign currency	741,809	(10,142,169)	(16,645,594)	1,070,135	(1,898,644)	6,750,556	11,847,879	16,889,816
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,357,029	93,139,980	(78,175,877)	6,580,410	15,174,739	(29,171,704)	(6,730,762)	(42,506,240)
Net increase/(decrease) in net assets from operations	21,197,831	88,620,101	(90,026,255)	7,792,565	14,149,647	(22,387,933)	5,278,119	(24,925,905)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	—	—	—	—	—	—	(5,737,120)	(5,368,144)
Class C				—	—	—	(1,080,539)	(2,259,619)
Class I(a)	—	(425,515)	(4,698,478)	—	—	(9,325,231)	(70,032)	(245,950)
Class I-2	—	(6,763,144)	—	—	(1,767,917)	—	(11,184,884)	(29,206,718)
Class R6				—	(176)	—
Total distributions to shareholders	—	(7,188,659)	(4,698,478)	—	(1,768,093)	(9,325,231)	(18,072,575)	(37,080,431)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	9,574	1,000	—	59,130	56,361	—	11,029,453	4,739,586
Proceeds from shares sold - Class C				4,068	25,339	—	153,213	276,869
Proceeds from shares sold - Class I(a)	7,103,845	4,201,132	—	10,000	—	37,935,529	562,641	—
Proceeds from shares sold - Class I-2	29,384,352	107,590,423	251,614,897	2,366,427	5,855	—	5,492,599	10,953,341
Proceeds from shares sold - Class I-3					23,979,139	—
Proceeds from shares sold - Class R6				—	—	—
Reinvestments - Class A	—	—	—	—	—	—	5,670,576	5,308,176
Reinvestments - Class C				—	—	—	1,079,325	2,248,976
Reinvestments - Class I(a)	—	425,515	—	—	—	9,125,198	70,032	245,950
Reinvestments - Class I-2	—	6,336,047	3,779,794	—	—	—	11,027,923	28,791,233
Reinvestments - Class I-3					1,731,338	—
Reinvestments - Class R6				—	176	—
Proceeds from merger - Class A	—	—	—	—	3,476,633	—	—	—
Proceeds from merger - Class C				—	852,283	—	—	—
Proceeds from merger - Class I	—	182,607,294	—	—	—	—	—	—
Proceeds from merger - Class I-2	—	—	—	—	15,893,062	—	—	—
Proceeds from merger - Class I-3					—	—
Proceeds from merger - Class R6				—	1,070,788	—
Cost of shares redeemed - Class A	—	—	—	(264,288)	(250,528)	—	(12,695,673)	(8,937,355)
Cost of shares redeemed - Class C				(31,268)	(17,240)	—	(3,028,713)	(3,287,957)
Cost of shares redeemed - Class I(a)	(24,326,890)	(13,203,788)	—	—	—	(40,597,162)	(424,750)	(394,591)
Cost of shares redeemed - Class I-2	(21,146,217)	(128,295,688)	(173,569,655)	(6,689,307)	(64,954)	—	(49,170,836)	(101,613,079)
Cost of shares redeemed - Class I-3					(39,874,648)	—
Cost of shares redeemed - Class R6				(100,000)	—	—
Net increase (decrease) in net assets from capital transactions	(8,975,336)	159,661,935	81,825,036	(4,645,238)	6,883,604	6,463,565	(30,234,210)	(61,668,851)
Total increase (decrease) in net assets	12,222,495	241,093,377	(12,899,697)	3,147,327	19,265,158	(25,249,599)	(43,028,666)	(123,675,187)

See Notes to Financial Statements

B-23

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle International Equity Fund			Aristotle Small Cap Equity Fund			Aristotle Small/Mid Cap Equity Fund
	Period Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024	Year Ended March 31, 2023
NET ASSETS:
Beginning of the period	619,670,183	378,576,806	391,476,503	209,891,513	190,626,355	215,875,954	91,105,669	214,780,856
End of the period	$ 631,892,678	$ 619,670,183	$ 378,576,806	$ 213,038,840	$ 209,891,513	$ 190,626,355	$48,077,003	$91,105,669
Class A
Shares sold	969	100	—	4,381	4,373	—	1,332,279	410,750
Shares received through reorganization	—	—	—	—	290,898	—	—	—
Shares reinvested	—	—	—	—	—	—	892,909	576,976
Shares redeemed	—	—	—	(19,129)	(19,325)	—	(1,797,011)	(814,543)
Net (Decrease)/Increase	969	100	—	(14,748)	275,946	—	428,177	173,183
Class C
Shares sold				316	1,983	—	20,729	23,784
Shares received through reorganization				—	74,917	—	—	—
Shares reinvested				—	—	—	194,157	265,210
Shares redeemed				(2,377)	(1,437)	—	(397,857)	(288,625)
Net (Decrease)/Increase				(2,061)	75,463	—	(182,971)	369
Class I(a)
Shares sold	668,585	428,916	—	720			68,941	—
Shares received through reorganization	—	19,448,229	—	—			—	—
Shares reinvested	—	39,768	—	—			9,337	23,902
Shares redeemed	(2,275,856)	(1,321,131)	—	—			(44,169)	(35,340)
Net (Decrease)/Increase	(1,607,271)	18,595,782	—	720			34,109	(11,438)
Class I-2(b)
Shares sold	2,230,136	8,725,686	20,923,900	166,374	482	—	668,249	909,036
Shares received through reorganization	—	—	—	—	1,297,021	—	—	—
Shares reinvested	—	518,807	321,959	—	—	—	1,687,565	3,075,986
Shares redeemed	(1,595,823)	(10,593,473)	(14,854,261)	(468,930)	(5,367)	—	(5,590,077)	(7,797,313)
Shares reorganized into Class I-3 shares	—	—	—	—	(1,292,136)	—	—	—
Net (Decrease)/Increase	634,313	(1,348,980)	6,391,598	(302,556)	—	—	(3,234,263)	(3,812,291)
Class I-3(b)
Shares sold					1,728,255	2,646,459
Shares issued upon conversion					1,262,249	—
Shares reinvested					132,246	654,136
Shares redeemed					(2,950,039)	(2,856,856)
Net (Decrease)/Increase					172,711	443,739
Class R6
Shares sold				—	—	—
Shares received through reorganization				—	90,862	—
Shares reinvested				—	13	—
Shares redeemed				(7,474)	—	—
Net (Decrease)/Increase				(7,474)	90,875	—

(a)	On April 17, 2023, the Pacific Funds Small/Mid Cap - Class R6 merged into the Aristotle Small/Mid Cap Equity Fund - Class I.
(b)
On November 6, 2023, the Aristotle Small Cap Equity Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed class I-2 and the Class I-3 name was discontinued following that merger.

(c)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-24

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle/Saul Global Equity Fund			Aristotle Value Equity Fund
	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 89,411	$ 714,791	$798,517	$ 1,758,795	$ 9,187,815	$ 9,480,447
Net realized gain (loss) from investments and foreign currency	137,034	3,496,196	1,441,808	12,574,697	(5,331,990)	(12,550,443)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,300,731	6,210,111	(19,560,846)	34,165,740	115,089,712	(141,394,895)
Net increase/(decrease) in net assets from operations	3,527,176	10,421,098	(17,320,521)	48,499,232	118,945,537	(144,464,891)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	—	—	—	—	—	—
Class I	—	—	—	—	(656)	—
Class I-2	—	(3,642,990)	(3,362,473)	—	(7,884,459)	(13,240,849)
Total distributions to shareholders	—	(3,642,990)	(3,362,473)	—	(7,885,115)	(13,240,849)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	9,578	—	—	99,697	1,000	—
Proceeds from shares sold - Class I	10,000	—	—	10,000	25,000	—
Proceeds from shares sold - Class I-2	2,135,144	8,832,719	11,950,209	20,521,434	89,823,260	255,906,985
Proceeds from shares sold - Class R6	—	—	—	10,000	—	—
Reinvestments - Class A	—	—	—	—	—	—
Reinvestments - Class I	—	—	—	—	—	—
Reinvestments - Class I-2	—	2,305,631	1,863,337	—	7,688,646	12,569,401
Cost of shares redeemed - Class A	—	—	—	—	—	—
Cost of shares redeemed - Class I	—	—	—	—	—	—
Cost of shares redeemed - Class I-2	(2,083,925)	(27,343,056)	(19,659,867)	(52,244,265)	(212,731,589)	(374,638,971)
Net increase (decrease) in net assets from capital transactions	70,797	(16,204,706)	(5,846,321)	(31,603,134)	(115,193,683)	(106,162,585)
Total increase (decrease) in net assets	3,597,973	(9,426,598)	(26,529,315)	16,896,098	(4,133,261)	(263,868,325)
NET ASSETS:
Beginning of the period	58,072,723	67,499,321	94,028,636	679,189,010	683,322,271	947,190,596
End of the period	$61,670,696	$58,072,723	$ 67,499,321	$696,085,108	$679,189,010	$683,322,271

See Notes to Financial Statements

B-25

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle/Saul Global Equity Fund			Aristotle Value Equity Fund
	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended March 31, 2024(c)	Year Ended December 31, 2023	Year Ended December 31, 2022
Class A
Shares sold	670	—	—	9,895	100	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net (Decrease)/Increase	670	—	—	9,895	100	—
Class I
Shares sold	700	—	—	1,038	2,500	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Increase	700	—	—	1,038	2,500	—
Class I-2
Shares sold	148,394	639,451	851,183	990,753	4,913,806	13,993,202
Shares reinvested	—	163,340	139,367	—	378,378	713,765
Shares redeemed	(143,506)	(1,990,110)	(1,478,728)	(2,541,271)	(11,661,439)	(20,931,424)
Net (Decrease)/Increase	4,888	(1,187,319)	(488,178)	(1,550,518)	(6,369,255)	(6,224,457)
Class R6
Shares sold				487	—	—
Shares reinvested				—	—	—
Shares redeemed				—	—	—
Net (Decrease)/Increase				487	—	—

(c)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-26

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Portfolio Optimization Aggressive Growth Fund		Aristotle Portfolio Optimization Conservative Fund		Aristotle Portfolio Optimization Growth Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,646,480	$ 1,060,246	$ 5,349,516	$ 4,913,070	$ 16,747,897	$ 6,245,544
Net realized gain (loss) from affiliated and unaffiliated investments	(11,536,496)	273,133	(7,047,835)	(7,595,605)	(19,561,429)	(1,022,134)
Unrealized appreciation (depreciation) on affiliated and unaffiliated investments	52,794,369	(32,386,334)	13,087,063	(12,882,219)	103,056,292	(81,767,519)
Net increase/(decrease) in net assets from operations	46,904,353	(31,052,955)	11,388,744	(15,564,754)	100,242,760	(76,544,109)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(3,903,619)	(59,536,219)	(4,221,357)	(9,267,521)	(7,713,835)	(121,650,909)
Class C	(397,620)	(7,828,149)	(548,829)	(1,756,674)	(682,601)	(14,782,406)
Class I-2	(156,412)	(2,585,172)	(162,633)	(438,209)	(189,559)	(3,691,696)
Total distributions to shareholders	(4,457,651)	(69,949,540)	(4,932,819)	(11,462,404)	(8,585,995)	(140,125,011)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	11,672,238	13,736,643	5,389,279	11,603,488	23,842,212	26,947,384
Proceeds from shares sold - Class C	2,552,456	2,685,136	581,048	2,554,355	4,599,633	6,551,717
Proceeds from shares sold - Class I-2	1,746,748	1,977,238	639,266	1,955,624	3,256,008	5,051,919
Reinvestments - Class A	3,885,617	59,208,465	4,176,034	9,141,818	7,656,828	120,529,951
Reinvestments - Class C	397,207	7,825,578	546,749	1,750,820	678,872	14,705,190
Reinvestments - Class I-2	153,185	2,455,493	160,167	433,772	187,419	3,668,488
Cost of shares redeemed - Class A	(40,956,243)	(27,586,234)	(29,553,579)	(34,069,288)	(105,558,714)	(85,958,248)
Cost of shares redeemed - Class C	(9,040,427)	(7,410,394)	(9,668,023)	(13,572,969)	(21,536,033)	(22,147,134)
Cost of shares redeemed - Class I-2	(3,632,676)	(2,438,542)	(3,051,501)	(8,033,835)	(7,326,555)	(7,087,892)
Net increase (decrease) in net assets from capital transactions	(33,221,895)	50,453,383	(30,780,560)	(28,236,215)	(94,200,330)	62,261,375
Total increase (decrease) in net assets	9,224,807	(50,549,112)	(24,324,635)	(55,263,373)	(2,543,565)	(154,407,745)
NET ASSETS:
Beginning of the period	266,414,188	316,963,300	170,285,825	225,549,198	666,935,397	821,343,142
End of the period	$275,638,995	$266,414,188	$145,961,190	$170,285,825	$664,391,832	$666,935,397

See Notes to Financial Statements

B-27

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Portfolio Optimization Aggressive Growth Fund		Aristotle Portfolio Optimization Conservative Fund		Aristotle Portfolio Optimization Growth Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
Class A
Shares sold	1,012,843	1,076,073	566,531	1,174,712	2,198,536	2,299,432
Shares reinvested	331,417	5,580,439	433,199	985,636	683,902	11,969,210
Shares redeemed	(3,550,493)	(2,178,427)	(3,102,188)	(3,496,666)	(9,724,747)	(7,358,607)
Net (Decrease)/Increase	(2,206,233)	4,478,085	(2,102,458)	(1,336,318)	(6,842,309)	6,910,035
Class C
Shares sold	238,894	222,285	63,567	269,496	446,050	570,665
Shares reinvested	36,865	792,063	59,172	196,060	64,222	1,534,989
Shares redeemed	(843,882)	(634,176)	(1,061,157)	(1,432,785)	(2,106,400)	(1,967,097)
Net (Decrease)/Increase	(568,123)	380,172	(938,418)	(967,229)	(1,596,128)	138,557
Class I-2
Shares sold	148,034	148,780	66,377	200,359	294,804	408,839
Shares reinvested	12,882	228,844	16,444	46,379	16,499	360,009
Shares redeemed	(312,011)	(199,880)	(318,162)	(781,586)	(667,686)	(628,824)
Net (Decrease)/Increase	(151,095)	177,744	(235,341)	(534,848)	(356,383)	140,024

See Notes to Financial Statements

B-28

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Portfolio Optimization Moderate Conservative Fund		Aristotle Portfolio Optimization Moderate Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,982,278	$ 5,541,485	$ 20,237,706	$ 11,903,469
Net realized gain (loss) from affiliated and unaffiliated investments	(9,398,752)	(11,111,646)	(9,402,629)	(24,856,228)
Unrealized appreciation (depreciation) on affiliated and unaffiliated investments	23,749,262	(18,208,806)	87,627,835	(74,482,130)
Net increase/(decrease) in net assets from operations	21,332,788	(23,778,967)	98,462,912	(87,434,889)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(5,077,544)	(25,776,823)	(10,904,405)	(127,446,015)
Class C	(393,470)	(2,598,112)	(910,318)	(14,551,355)
Class I-2	(120,076)	(537,128)	(346,007)	(4,285,301)
Total distributions to shareholders	(5,591,090)	(28,912,063)	(12,160,730)	(146,282,671)
CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	6,493,946	13,065,376	24,247,993	33,148,797
Proceeds from shares sold - Class C	878,337	1,674,262	4,246,163	5,962,233
Proceeds from shares sold - Class I-2	1,006,586	597,286	3,197,634	5,263,323
Reinvestments - Class A	5,005,448	25,550,196	10,811,751	126,228,109
Reinvestments - Class C	387,288	2,594,049	908,125	14,521,994
Reinvestments - Class I-2	119,706	525,764	339,523	4,221,505
Cost of shares redeemed - Class A	(40,306,443)	(47,161,117)	(122,206,976)	(124,994,773)
Cost of shares redeemed - Class C	(6,458,248)	(11,539,599)	(23,877,108)	(32,647,986)
Cost of shares redeemed - Class I-2	(1,593,735)	(2,280,652)	(7,479,742)	(11,042,677)
Net increase (decrease) in net assets from capital transactions	(34,467,115)	(16,974,435)	(109,812,637)	20,660,525
Total increase (decrease) in net assets	(18,725,417)	(69,665,465)	(23,510,455)	(213,057,035)
NET ASSETS:
Beginning of the period	231,040,105	300,705,570	769,576,955	982,633,990
End of the period	$212,314,688	$231,040,105	$746,066,500	$769,576,955
Class A
Shares sold	669,034	1,268,432	2,353,302	2,939,581
Shares reinvested	506,110	2,750,290	1,012,341	12,986,431
Shares redeemed	(4,160,260)	(4,686,192)	(11,822,329)	(11,238,323)
Net (Decrease)/Increase	(2,985,116)	(667,470)	(8,456,686)	4,687,689
Class C
Shares sold	94,942	168,575	426,954	541,923
Shares reinvested	40,983	290,487	88,945	1,553,155
Shares redeemed	(699,173)	(1,156,664)	(2,421,190)	(2,977,630)
Net (Decrease)/Increase	(563,248)	(697,602)	(1,905,291)	(882,552)
Class I-2
Shares sold	103,659	60,059	306,872	469,588
Shares reinvested	11,947	56,051	31,408	429,888
Shares redeemed	(162,654)	(221,437)	(719,078)	(987,947)
Net (Decrease)/Increase	(47,048)	(105,327)	(380,798)	(88,471)

See Notes to Financial Statements

B-29

Aristotle Core Income Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$9.68	$10.41	$11.18	$10.60	$10.52
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.42	0.31	0.20	0.22	0.29
Net realized and unrealized gain (loss) on investments	(0.06)	(0.72)	(0.52)	0.66	0.08
Total from investment operations	0.36	(0.41)	(0.32)	0.88	0.37
LESS DISTRIBUTIONS FROM:
From net investment income	(0.40)	(0.32)	(0.21)	(0.22)	(0.29)
From net realized gains	—	—	(0.24)	(0.08)	—
Total distributions	(0.40)	(0.32)	(0.45)	(0.30)	(0.29)
Net asset value, end of period	$9.64	$9.68	$10.41	$11.18	$10.60
TOTAL RETURN(b)(c)	3.87%	(3.90)%	(3.11)%	8.29%	3.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 105,474	$ 99,406	$ 127,727	$ 160,701	$ 140,650
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.86%	0.97%	0.97%	0.98%	1.09%
After expense reimbursement (recapture)(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	4.40%	3.25%	1.83%	1.95%	2.70%
Portfolio turnover rate(b)	37%	118%	82%	102%	70%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Core Income.
See Notes to Financial Statements

B-30

Aristotle Core Income Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$9.68	$10.41	$11.18	$10.60	$10.52
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.35	0.24	0.12	0.14	0.21
Net realized and unrealized gain (loss) on investments	(0.05)	(0.73)	(0.53)	0.66	0.08
Total from investment operations	0.30	(0.49)	(0.41)	0.80	0.29
LESS DISTRIBUTIONS FROM:
From net investment income	(0.34)	(0.24)	(0.12)	(0.14)	(0.21)
From net realized gains	—	—	(0.24)	(0.08)	—
Total distributions	(0.34)	(0.24)	(0.36)	(0.22)	(0.21)
Net asset value, end of period	$9.64	$9.68	$10.41	$11.18	$10.60
TOTAL RETURN(b)(c)	3.19%	(4.63)%	(3.84)%	7.48%	2.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 33,140	$ 23,038	$ 35,731	$ 53,990	$ 58,397
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.61%	1.72%	1.72%	1.73%	1.84%
After expense reimbursement (recapture)(d)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	3.66%	2.50%	1.08%	1.20%	1.95%
Portfolio turnover rate(b)	37%	118%	82%	102%	70%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Core Income.
See Notes to Financial Statements

B-31

Aristotle Core Income Fund
Financial Highlights
Class I(a)

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.69	$10.42	$11.19	$10.61	$10.53
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.45	0.34	0.24	0.25	0.33
Net realized and unrealized gain (loss) on investments	(0.06)	(0.72)	(0.53)	0.67	0.07
Total from investment operations	0.39	(0.38)	(0.29)	0.92	0.40
LESS DISTRIBUTIONS FROM:
From net investment income	(0.43)	(0.35)	(0.24)	(0.26)	(0.32)
From net realized gains	—	—	(0.24)	(0.08)	—
Total distributions	(0.43)	(0.35)	(0.48)	(0.34)	(0.32)
Net asset value, end of period	$9.65	$9.69	$10.42	$11.19	$10.61
TOTAL RETURN(c)(d)	4.15%	(3.60)%	(2.81)%	8.61%	3.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 632,073	$ 116,338	$ 118,420	$ 107,857	$ 60,355
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.56%	0.72%	0.72%	0.73%	0.73%
After expense reimbursement (recapture)(e)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	4.73%	3.55%	2.13%	2.25%	3.00%
Portfolio turnover rate(c)	37%	118%	82%	102%	70%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	On April 17, 2023 the Pacific Funds Core Income Class P shares were merged into Aristotle Core Income Fund - Class I shares.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of Class I of the Fund’s predecessor fund, Pacific Funds Core Income.
See Notes to Financial Statements

B-32

Aristotle Core Income Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.70	$10.43	$11.21	$10.62	$10.54
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.45	0.34	0.24	0.26	0.33
Net realized and unrealized gain (loss) on investments	(0.05)	(0.72)	(0.54)	0.67	0.08
Total from investment operations	0.40	(0.38)	(0.30)	0.93	0.41
LESS DISTRIBUTIONS FROM:
From net investment income	(0.43)	(0.35)	(0.24)	(0.26)	(0.33)
From net realized gains	—	—	(0.24)	(0.08)	—
Total distributions	(0.43)	(0.35)	(0.48)	(0.34)	(0.33)
Net asset value, end of period	$9.67	$9.70	$10.43	$11.21	$10.62
TOTAL RETURN(c)(d)	4.27%	(3.60)%	(2.89)%	8.70%	3.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,554,233	$600,431	$625,283	$801,154	$679,287
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.56%	0.72%	0.72%	0.73%	0.84%
After expense reimbursement (recapture)(e)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	4.75%	3.55%	2.13%	2.25%	3.00%
Portfolio turnover rate(c)	37%	118%	82%	102%	70%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Core Income, the predecessor fund of Aristotle Core Income Fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Core Income.
See Notes to Financial Statements

B-33

Aristotle ESG Core Bond Fund
Financial Highlights
Class I

	Year ended March 31,			For the period December 14, 2020(a) - March 31, 2021
PER SHARE DATA:	2024(g)	2023	2022
Net asset value, beginning of period	$8.59	$9.17	$9.70	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.27	0.20	0.10	0.03
Net realized and unrealized gain (loss) on investments	(0.00)(f)	(0.58)	(0.52)	(0.30)
Total from investment operations	0.27	(0.38)	(0.42)	(0.27)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.27)	(0.20)	(0.11)	(0.03)
Total distributions	(0.27)	(0.20)	(0.11)	(0.03)
Net asset value, end of period	$8.59	$8.59	$9.17	$9.70
TOTAL RETURN(c)(d)	3.23%	(4.12)%	(4.37)%	(2.73)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 17,838	$ 15,172	$ 14,534	$ 12,156
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.50%	0.88%	1.01%	0.97%
After expense reimbursement (recapture)(e)	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	3.22%	2.30%	1.06%	0.88%
Portfolio turnover rate(c)	32%	42%	51%	26%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations of the Fund’s predecessor fund, Pacific Funds ESG Core Bond.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	Amount calculated is less than $0.005 per share.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds ESG Core Bond.
See Notes to Financial Statements

B-34

Aristotle ESG Core Bond Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,			For the period December 14, 2020(b) - March 31, 2021
PER SHARE DATA:	2024(h)	2023	2022
Net asset value, beginning of period	$8.59	$9.17	$9.70	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(c)	0.27	0.20	0.10	0.03
Net realized and unrealized gain (loss) on investments	(0.00)(g)	(0.58)	(0.52)	(0.30)
Total from investment operations	0.27	(0.38)	(0.42)	(0.27)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.27)	(0.20)	(0.11)	(0.03)
Total distributions	(0.27)	(0.20)	(0.11)	(0.03)
Net asset value, end of period	$8.59	$8.59	$9.17	$9.70
TOTAL RETURN(d)(e)	3.23%	(4.12)%	(4.37)%	(2.73)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 11,506	$ 11,144	$ 11,626	$ 12,156
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.50%	0.88%	1.01%	0.97%
After expense reimbursement (recapture)(f)	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	3.21%	2.30%	1.06%	0.88%
Portfolio turnover rate(d)	32%	42%	51%	26%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of the Fund’s predecessor fund, Pacific Funds ESG Core Bond, were renamed to Class I-2 shares on August 1, 2022.
(b)	Commencement of operations.
(c)	Net investment income per share has been calculated based on the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	Amount calculated is less than $0.005 per share.
(h)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds ESG Core Bond.
See Notes to Financial Statements

B-35

Aristotle Floating Rate Income Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$9.28	$9.66	$9.72	$8.80	$9.88
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.83	0.59	0.35	0.34	0.46
Net realized and unrealized gain (loss) on investments	0.28	(0.38)	(0.06)	0.92	(1.08)
Total from investment operations	1.11	0.21	0.29	1.26	(0.62)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.83)	(0.59)	(0.35)	(0.34)	(0.46)
Total distributions	(0.83)	(0.59)	(0.35)	(0.34)	(0.46)
Net asset value, end of period	$9.56	$9.28	$9.66	$9.72	$8.80
TOTAL RETURN(b)(c)	12.50%	2.50%	2.87%	14.52%	(6.69)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 265,404	$ 265,188	$ 280,827	$ 170,353	$ 162,511
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.04%	1.13%	1.13%	1.17%	1.27%
After expense reimbursement (recapture)(d)	1.03%(f)	0.98%(e)	1.00%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	8.84%	6.35%	3.56%	3.63%	4.64%
Portfolio turnover rate(b)	130%	66%	90%	116%	116%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	The annualized ratios of expenses, excluding interest expense, after expense reductions, to average net assets for the year ended March 31, 2023 was 0.96%
(f)	The annualized ratios of expenses, excluding line of credit commitment expense, after expense reductions, to average net assets for the year ended March 31, 2024 was 1.01%.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Floating Rate Income.
See Notes to Financial Statements

B-36

Aristotle Floating Rate Income Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$9.27	$9.64	$9.71	$8.79	$9.86
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.76	0.52	0.28	0.28	0.39
Net realized and unrealized gain (loss) on investments	0.28	(0.37)	(0.07)	0.92	(1.08)
Total from investment operations	1.04	0.15	0.21	1.20	(0.69)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.76)	(0.52)	(0.28)	(0.28)	(0.38)
Total distributions	(0.76)	(0.52)	(0.28)	(0.28)	(0.38)
Net asset value, end of period	$9.55	$9.27	$9.64	$9.71	$8.79
TOTAL RETURN(b)(c)	11.67%	1.75%	2.15%	13.74%	(7.31)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 117,483	$ 109,877	$ 109,161	$ 87,940	$ 102,846
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.79%	1.88%	1.88%	1.92%	2.03%
After expense reimbursement (recapture)(d)	1.78%(f)	1.71%(e)	1.70%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	8.09%	5.61%	2.86%	2.93%	3.94%
Portfolio turnover rate(b)	130%	66%	90%	116%	116%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	The annualized ratios of expenses, excluding interest expense, after expense reductions, to average net assets for the year ended March 31, 2023 was 1.69%
(f)	The annualized ratios of expenses, excluding line of credit commitment expense, after expense reductions, to average net assets for the year ended March 31, 2024 was 1.76%.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Floating Rate Income.
See Notes to Financial Statements

B-37

Aristotle Floating Rate Income Fund
Financial Highlights
Class I(a)

	Year ended March 31,
PER SHARE DATA:	2024(h)	2023	2022	2021	2020
Net asset value, beginning of period	$9.29	$9.67	$9.73	$8.81	$9.90
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.86	0.62	0.38	0.38	0.49
Net realized and unrealized gain (loss) on investments	0.29	(0.38)	(0.06)	0.91	(1.09)
Total from investment operations	1.15	0.24	0.32	1.29	(0.60)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.87)	(0.62)	(0.38)	(0.37)	(0.49)
Total distributions	(0.87)	(0.62)	(0.38)	(0.37)	(0.49)
Net asset value, end of period	$9.57	$9.29	$9.67	$9.73	$8.81
TOTAL RETURN(c)(d)	12.88%	2.69%	3.29%	14.87%	(6.49)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 1,641,206	$ 1,486,461	$ 1,838,625	$ 1,019,062	$ 415,170
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.71%	0.88%	0.88%	0.91%	0.91%
After expense reimbursement (recapture)(e)	0.70%(g)	0.68%(f)	0.70%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	9.15%	6.65%	3.86%	3.93%	4.94%
Portfolio turnover rate(c)	130%	66%	90%	116%	116%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	On April 17, 2023 Pacific Funds Floating Rate Income Class P shares were merged into the Fund’s Class I shares.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The annualized ratios of expenses, excluding interest expense, after expense reductions, to average net assets for the year ended March 31, 2023 was 0.66%
(g)	The annualized ratios of expenses, excluding line of credit commitment expense, after expense reductions, to average net assets for the year ended March 31, 2024 was 0.68%.
(h)	For periods prior to April 17, 2023, the financial and return data is of Class I of the Fund’s predecessor fund, Pacific Funds Floating Rate Income.
See Notes to Financial Statements

B-38

Aristotle Floating Rate Income Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(h)	2023	2022	2021	2020
Net asset value, beginning of period	$9.31	$9.69	$9.75	$8.83	$9.92
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.86	0.61	0.37	0.37	0.48
Net realized and unrealized gain (loss) on investments	0.28	(0.37)	(0.06)	0.92	(1.09)
Total from investment operations	1.14	0.24	0.31	1.29	(0.61)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.86)	(0.62)	(0.37)	(0.37)	(0.48)
Total distributions	(0.86)	(0.62)	(0.37)	(0.37)	(0.48)
Net asset value, end of period	$9.59	$9.31	$9.69	$9.75	$8.83
TOTAL RETURN(c)(d)	12.76%	2.66%	3.25%	14.78%	(6.52)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 1,918,057	$ 1,840,333	$ 1,778,969	$ 716,233	$ 506,347
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.79%	0.88%	0.88%	0.91%	1.03%
After expense reimbursement (recapture)(e)	0.78%(g)	0.73%(f)	0.75%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	9.07%	6.60%	3.81%	3.88%	4.89%
Portfolio turnover rate(c)	130%	66%	90%	116%	116%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Floating Rate Income, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The annualized ratios of expenses, excluding interest expense, after expense reductions, to average net assets for the year ended March 31, 2023 was 0.71%
(g)	The annualized ratios of expenses, excluding line of credit commitment expense, after expense reductions, to average net assets for the year ended March 31, 2024 was 0.76%.
(h)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Floating Rate Income.
See Notes to Financial Statements

B-39

Aristotle High Yield Bond Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$9.03	$9.85	$10.34	$8.75	$10.07
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.59	0.49	0.47	0.51	0.52
Net realized and unrealized gain (loss) on investments	0.32	(0.81)	(0.50)	1.59	(1.33)
Total from investment operations	0.91	(0.32)	(0.03)	2.10	(0.81)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.58)	(0.50)	(0.46)	(0.51)	(0.51)
Total distributions	(0.58)	(0.50)	(0.46)	(0.51)	(0.51)
Net asset value, end of period	$9.36	$9.03	$9.85	$10.34	$8.75
TOTAL RETURN(b)(c)	10.45%	(3.09)%	(0.36)%	24.45%	(8.61)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,964	$6,141	$6,816	$7,496	$7,227
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.97%	1.16%	1.12%	1.13%	1.24%
After expense reimbursement (recapture)(d)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	6.47%	5.37%	4.53%	5.13%	5.11%
Portfolio turnover rate(b)	74%	35%	40%	66%	63%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds High Income.
See Notes to Financial Statements

B-40

Aristotle High Yield Bond Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$9.02	$9.83	$10.33	$8.74	$10.06
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.52	0.42	0.40	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.32	(0.80)	(0.51)	1.59	(1.33)
Total from investment operations	0.84	(0.38)	(0.11)	2.03	(0.88)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.52)	(0.43)	(0.39)	(0.44)	(0.44)
Total distributions	(0.52)	(0.43)	(0.39)	(0.44)	(0.44)
Net asset value, end of period	$ 9.34	$ 9.02	$9.83	$10.33	$8.74
TOTAL RETURN(b)(c)	9.57%	(3.81)%	(1.17)%	23.61%	(9.28)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$660	$903	$ 1,291	$ 1,937	$ 2,007
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.72%	1.91%	1.87%	1.88%	2.00%
After expense reimbursement (recapture)(d)	1.70%	1.68%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	5.69%	4.64%	3.83%	4.43%	4.41%
Portfolio turnover rate(b)	74%	35%	40%	66%	63%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds High Income.
See Notes to Financial Statements

B-41

Aristotle High Yield Bond Fund
Financial Highlights
Class I(a)

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$8.91	$9.74	$10.24	$8.66	$9.98
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.61	0.50	0.49	0.53	0.54
Net realized and unrealized gain (loss) on investments	0.31	(0.80)	(0.50)	1.59	(1.33)
Total from investment operations	0.92	(0.30)	(0.01)	2.12	(0.79)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.60)	(0.53)	(0.49)	(0.54)	(0.53)
Total distributions	(0.60)	(0.53)	(0.49)	(0.54)	(0.53)
Net asset value, end of period	$9.23	$8.91	$9.74	$ 10.24	$ 8.66
TOTAL RETURN(c)(d)	10.78%	(2.91)%	(0.20)%	24.76%	(8.36)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 60,689	$ 1,694	$86	$62	$54
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.66%	0.92%	0.87%	0.88%	0.88%
After expense reimbursement (recapture)(e)	0.65%	0.65%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	6.78%	5.67%	4.79%	5.38%	5.36%
Portfolio turnover rate(c)	74%	35%	40%	66%	63%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	On April 17, 2023 Pacific Funds High Income Class P shares were merged into the Fund’s Class I shares.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of Class I of the Fund’s predecessor fund, Pacific Funds Floating Rate Income.
See Notes to Financial Statements

B-42

Aristotle High Yield Bond Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$9.05	$9.87	$10.36	$8.76	$10.08
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.62	0.51	0.50	0.54	0.54
Net realized and unrealized gain (loss) on investments	0.31	(0.81)	(0.50)	1.60	(1.33)
Total from investment operations	0.93	(0.30)	0.00(c)	2.14	(0.79)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.60)	(0.52)	(0.49)	(0.54)	(0.53)
Total distributions	(0.60)	(0.52)	(0.49)	(0.54)	(0.53)
Net asset value, end of period	$9.38	$9.05	$9.87	$10.36	$8.76
TOTAL RETURN(d)(e)	10.67%	(2.84)%	(0.11)%	24.86%	(8.38)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 11,112	$ 8,707	$ 6,741	$ 3,937	$ 3,329
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.72%	0.91%	0.87%	0.88%	1.00%
After expense reimbursement (recapture)(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	6.74%	5.62%	4.78%	5.38%	5.36%
Portfolio turnover rate(d)	74%	35%	40%	66%	63%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds High Income, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds High Income.
See Notes to Financial Statements

B-43

Aristotle Short Duration Income Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$10.00	$10.16	$10.57	$10.05	$10.30
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.41	0.23	0.12	0.16	0.24
Net realized and unrealized gain (loss) on investments	0.12	(0.16)	(0.31)	0.52	(0.25)
Total from investment operations	0.53	0.07	(0.19)	0.68	(0.01)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.41)	(0.23)	(0.12)	(0.16)	(0.24)
From net realized gains	—	—	(0.10)	—	—
Total distributions	(0.41)	(0.23)	(0.22)	(0.16)	(0.24)
Net asset value, end of period	$10.12	$10.00	$10.16	$10.57	$10.05
TOTAL RETURN(b)(c)	5.43%	0.75%	(1.85)%	6.78%	(0.13)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 94,101	$ 117,609	$ 174,444	$ 204,761	$ 154,309
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.76%	0.87%	0.87%	0.88%	0.99%
After expense reimbursement (recapture)(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	4.09%	2.33%	1.14%	1.50%	2.33%
Portfolio turnover rate(b)	76%	61%	60%	76%	56%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Short Duration Income.
See Notes to Financial Statements

B-44

Aristotle Short Duration Income Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.98	$10.14	$10.55	$10.03	$10.28
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.33	0.16	0.04	0.08	0.16
Net realized and unrealized gain (loss) on investments	0.12	(0.16)	(0.31)	0.52	(0.25)
Total from investment operations	0.45	0.00(b)	(0.27)	0.60	(0.09)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.34)	(0.16)	(0.04)	(0.08)	(0.16)
From net realized gains	—	—	(0.10)	—	—
Total distributions	(0.34)	(0.16)	(0.14)	(0.08)	(0.16)
Net asset value, end of period	$10.09	$9.98	$10.14	$10.55	$10.03
TOTAL RETURN(c)(d)	4.63%	0.00%	(2.59)%	6.00%	(0.87)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 26,358	$ 30,904	$ 39,891	$ 51,385	$ 48,816
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.51%	1.62%	1.62%	1.63%	1.74%
After expense reimbursement (recapture)(e)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	3.34%	1.58%	0.39%	0.75%	1.58%
Portfolio turnover rate(c)	76%	61%	60%	76%	56%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Short Duration Income.
See Notes to Financial Statements

B-45

Aristotle Short Duration Income Fund
Financial Highlights
Class I

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$9.98	$10.14	$10.56	$10.03	$10.29
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.44	0.26	0.15	0.18	0.27
Net realized and unrealized gain (loss) on investments	0.13	(0.16)	(0.32)	0.54	(0.26)
Total from investment operations	0.57	0.10	(0.17)	0.72	0.01
LESS DISTRIBUTIONS FROM:
From net investment income	(0.44)	(0.26)	(0.15)	(0.19)	(0.27)
From net realized gains	—	—	(0.10)	—	—
Total distributions	(0.44)	(0.26)	(0.25)	(0.19)	(0.27)
Net asset value, end of period	$10.11	$9.98	$10.14	$10.56	$10.03
TOTAL RETURN(b)(c)	5.84%	1.06%	(1.69)%	7.16%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 376,103	$ 195,023	$ 171,154	$ 141,974	$ 106,402
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.46%	0.62%	0.62%	0.63%	0.63%
After expense reimbursement (recapture)(d)	0.45%	0.45%	0.48%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	4.43%	2.63%	1.40%	1.75%	2.58%
Portfolio turnover rate(b)	76%	61%	60%	76%	56%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Short Duration Income.
See Notes to Financial Statements

B-46

Aristotle Short Duration Income Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$10.00	$10.16	$10.58	$10.05	$10.31
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.43	0.26	0.15	0.18	0.27
Net realized and unrealized gain (loss) on investments	0.13	(0.16)	(0.32)	0.54	(0.26)
Total from investment operations	0.56	0.10	(0.17)	0.72	0.01
LESS DISTRIBUTIONS FROM:
From net investment income	(0.43)	(0.26)	(0.15)	(0.19)	(0.27)
From net realized gains	—	—	(0.10)	—	—
Total distributions	(0.43)	(0.26)	(0.25)	(0.19)	(0.27)
Net asset value, end of period	$10.13	$10.00	$10.16	$10.58	$10.05
TOTAL RETURN(c)(d)	5.77%	1.01%	(1.70)%	7.14%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 473,384	$ 651,148	$ 622,664	$ 778,271	$ 717,804
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.51%	0.62%	0.62%	0.63%	0.73%
After expense reimbursement (recapture)(e)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	4.32%	2.58%	1.39%	1.75%	2.58%
Portfolio turnover rate(c)	76%	61%	60%	76%	56%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Short Duration Income, the Fund’s predecessor fund were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Short Duration Income.
See Notes to Financial Statements

B-47

Aristotle Strategic Income Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$10.20	$10.96	$11.52	$9.72	$10.60
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.56	0.44	0.33	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.26	(0.72)	(0.47)	1.79	(0.88)
Total from investment operations	0.82	(0.28)	(0.14)	2.19	(0.45)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.54)	(0.44)	(0.32)	(0.39)	(0.43)
From net realized gains	—	(0.04)	(0.10)	—	—
Total distributions	(0.54)	(0.48)	(0.42)	(0.39)	(0.43)
Net asset value, end of period	$10.48	$10.20	$10.96	$11.52	$9.72
TOTAL RETURN(b)(c)	8.33%	(2.41)%	(1.30)%	22.82%	(4.58)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 152,889	$ 101,292	$ 134,612	$ 104,659	$ 71,510
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.95%	1.07%	1.07%	1.08%	1.19%
After expense reimbursement (recapture)(d)	0.94%	0.94%	0.94%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	5.50%	4.34%	2.85%	3.57%	3.94%
Portfolio turnover rate(b)	56%	45%	40%	86%	98%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Strategic Income.
See Notes to Financial Statements

B-48

Aristotle Strategic Income Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$10.18	$10.93	$11.49	$9.69	$10.58
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.49	0.37	0.25	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.24	(0.72)	(0.47)	1.80	(0.89)
Total from investment operations	0.73	(0.35)	(0.22)	2.12	(0.54)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.47)	(0.36)	(0.24)	(0.32)	(0.35)
From net realized gains	—	(0.04)	(0.10)	—	—
Total distributions	(0.47)	(0.40)	(0.34)	(0.32)	(0.35)
Net asset value, end of period	$10.44	$10.18	$10.93	$11.49	$9.69
TOTAL RETURN(b)(c)	7.43%	(3.04)%	(1.99)%	22.04%	(5.35)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 89,723	$ 63,154	$ 78,497	$ 72,157	$ 63,134
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.70%	1.82%	1.82%	1.83%	1.94%
After expense reimbursement (recapture)(d)	1.69%	1.68%	1.64%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	4.75%	3.60%	2.15%	2.87%	3.24%
Portfolio turnover rate(b)	56%	45%	40%	86%	98%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Strategic Income.
See Notes to Financial Statements

B-49

Aristotle Strategic Income Fund
Financial Highlights
Class I

	Year ended March 31,
PER SHARE DATA:	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$10.14	$10.89	$11.45	$9.66	$10.54
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.60	0.47	0.36	0.42	0.46
Net realized and unrealized gain (loss) on investments	0.23	(0.71)	(0.46)	1.80	(0.88)
Total from investment operations	0.83	(0.24)	(0.10)	2.22	(0.42)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.57)	(0.47)	(0.36)	(0.43)	(0.46)
From net realized gains	—	(0.04)	(0.10)	—	—
Total distributions	(0.57)	(0.51)	(0.46)	(0.43)	(0.46)
Net asset value, end of period	$10.40	$10.14	$10.89	$11.45	$9.66
TOTAL RETURN(b)(c)	8.49%	(2.03)%	(1.02)%	23.23%	(4.32)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 354,281	$ 126,525	$ 142,365	$ 13,842	$ 16,622
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	0.65%	0.82%	0.82%	0.84%	0.83%
After expense reimbursement (recapture)(d)	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	5.84%	4.64%	3.15%	3.87%	4.24%
Portfolio turnover rate(b)	56%	45%	40%	86%	98%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Strategic Income.
See Notes to Financial Statements

B-50

Aristotle Strategic Income Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$10.21	$10.97	$11.52	$9.72	$10.60
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.59	0.47	0.36	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.25	(0.73)	(0.46)	1.79	(0.87)
Total from investment operations	0.84	(0.26)	(0.10)	2.22	(0.42)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.57)	(0.46)	(0.35)	(0.42)	(0.46)
From net realized gains	—	(0.04)	(0.10)	—	—
Total distributions	(0.57)	(0.50)	(0.45)	(0.42)	(0.46)
Net asset value, end of period	$10.48	$10.21	$10.97	$11.52	$9.72
TOTAL RETURN(c)(d)	8.46%	(2.16)%	(0.97)%	23.12%	(4.34)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,076,479	$1,185,434	$1,245,830	$832,054	$491,221
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.70%	0.82%	0.82%	0.83%	0.94%
After expense reimbursement (recapture)(e)	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	5.77%	4.59%	3.10%	3.82%	4.19%
Portfolio turnover rate(c)	56%	45%	40%	86%	98%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Strategic Income, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Strategic Income.
See Notes to Financial Statements

B-51

Aristotle Ultra Short Income Fund
Financial Highlights
Class A

For the period April 17, 2023(a) - March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.50
Net realized and unrealized gain (loss) on investments	0.05
Total from investment operations	0.55
LESS DISTRIBUTIONS FROM:
From net investment income	(0.49)
From net realized gains	—
Total distributions	(0.49)
Net asset value, end of period	$ 10.06
TOTAL RETURN(c)(d)	5.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$434
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.58%
After expense reimbursement (recapture)(e)	0.57%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	5.30%
Portfolio turnover rate(c)	102%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-52

Aristotle Ultra Short Income Fund
Financial Highlights
Class I

	Year ended March 31,				For the period June 28, 2019(a) - March 31, 2020
PER SHARE DATA:	2024(g)	2023	2022	2021
Net asset value, beginning of period	$9.86	$9.92	$10.07	$9.65	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.53	0.31	0.06	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.06	(0.09)	(0.10)	0.44	(0.35)
Total from investment operations	0.59	0.22	(0.04)	0.56	(0.18)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.52)	(0.28)	(0.07)	(0.12)	(0.17)
From net realized gains	—	—	(0.04)	(0.02)	(0.00)(c)
Total distributions	(0.52)	(0.28)	(0.11)	(0.14)	(0.17)
Net asset value, end of period	$9.93	$9.86	$9.92	$10.07	$9.65
TOTAL RETURN(d)(e)	6.18%	2.30%	(0.42)%	5.81%	(1.81)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 15,784	$ 13,231	$ 12,929	$ 12,993	$ 12,273
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.35%	0.73%	0.66%	0.70%	0.87%
After expense reimbursement (recapture)(f)	0.32%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	5.40%	3.16%	0.62%	1.16%	2.27%
Portfolio turnover rate(d)	102%	51%	75%	96%	81%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations of Class I of the Fund’s predecessor fund, Pacific Funds Ultra Short Income.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Ultra Short Income.
See Notes to Financial Statements

B-53

Aristotle Ultra Short Income Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,				For the period June 28, 2019(b) - March 31, 2020
PER SHARE DATA:	2024(h)	2023	2022	2021
Net asset value, beginning of period	$9.86	$9.92	$10.07	$9.65	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(c)	0.53	0.31	0.06	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.07	(0.09)	(0.10)	0.44	(0.35)
Total from investment operations	0.60	0.22	(0.04)	0.56	(0.18)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.53)	(0.28)	(0.07)	(0.12)	(0.17)
From net realized gains	—	—	(0.04)	(0.02)	(0.00)(d)
Total distributions	(0.53)	(0.28)	(0.11)	(0.14)	(0.17)
Net asset value, end of period	$9.93	$9.86	$9.92	$10.07	$9.65
TOTAL RETURN(e)(f)	6.18%	2.30%	(0.42)%	5.81%	(1.81)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 31,663	$ 50,169	$ 18,598	$ 18,449	$ 12,401
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(g)	0.36%	0.77%	0.66%	0.69%	0.97%
After expense reimbursement (recapture)(g)	0.32%	0.32%	0.32%	0.32%	0.32%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(g)	5.31%	3.16%	0.62%	1.16%	2.27%
Portfolio turnover rate(e)	102%	51%	75%	96%	81%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Ultra Short Income, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Commencement of operations of Class I-2 of the Fund’s predecessor fund, Pacific Funds Ultra Short Income.
(c)	Net investment income per share has been calculated based on the average shares outstanding method.
(d)	Amount is less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(g)	Annualized for periods less than one year.
(h)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Ultra Short Income.
See Notes to Financial Statements

B-54

Aristotle Core Equity Fund
Financial Highlights
Class A

	January 1, 2024 through March 31, 2024(g)	October 25, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$11.33	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.00(f)	0.01
Net realized and unrealized gain (loss) on investments	1.34	1.39
Total from investment operations	1.34	1.40
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.07)
From net realized gains	—	—
Total distributions	—	(0.07)
Net asset value, end of period	$ 12.67	$ 11.33
TOTAL RETURN(c)(d)	11.83%	14.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$52	$47
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.90%	0.91%
After expense reimbursement (recapture)(e)	0.90%	0.91%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.07%	0.70%
Portfolio turnover rate(c)	3%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	Amount represents less than $0.005 per share.
(g)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-55

Aristotle Core Equity Fund
Financial Highlights
Class I

	January 1, 2024 through March 31, 2024(f)	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$11.58	$10.12
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.36	1.48
Total from investment operations	1.37	1.50
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.04)
From net realized gains	—	—
Total distributions	—	(0.04)
Net asset value, end of period	$12.95	$11.58
TOTAL RETURN(c)(d)	11.83%	14.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 226,581	$ 221,283
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.65%	0.66%
After expense reimbursement (recapture)(e)	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.31%	0.85%
Portfolio turnover rate(c)	3%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-56

Aristotle Core Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	January 1, 2024 through March 31, 2024(g)	Year ended December 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.64	$16.89	$21.87	$17.86	$14.33	$10.66
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.02	0.11	0.09	0.07	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.44	3.80	(4.93)	4.28	3.58	3.67
Total from investment operations	2.46	3.91	(4.84)	4.35	3.68	3.76
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.16)	(0.08)	(0.06)	(0.07)	(0.07)
From net realized gains	—	—	(0.06)	(0.28)	(0.08)	(0.02)
Total distributions	—	(0.16)	(0.14)	(0.34)	(0.15)	(0.09)
Redemption fee proceeds(b)	—	—(c)	—(c)	—(c)	—(c)	—(c)
Net asset value, end of year	$23.10	$20.64	$16.89	$21.87	$17.86	$14.33
TOTAL RETURN(d)(f)	11.92%	23.21%	(22.15)%	24.34%	25.69%	35.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$ 185,090	$ 175,473	$ 167,455	$ 178,513	$ 90,679	$ 27,269
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.65%	0.76%	0.79%	0.79%	0.96%	1.47%
After expense reimbursement (recapture)(e)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.32%	0.62%	0.51%	0.33%	0.62%	0.67%
Portfolio turnover rate(f)	3%	18%	18%	8%	20%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Core Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on the average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	Not annualized for periods less than one year.
(g)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-57

Aristotle Growth Equity Fund
Financial Highlights
Class A

November 29, 2023(a) through March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	1.14
Total from investment operations	1.13
LESS DISTRIBUTIONS FROM:
From net investment income	(0.06)
From net realized gains	(2.06)
Total distributions	(2.12)
Net asset value, end of period	$ 9.01
TOTAL RETURN(c)(d)	14.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$261
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.96%
After expense reimbursement (recapture)(e)	0.96%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	(0.37)%
Portfolio turnover rate(c)	84%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of Operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-58

Aristotle Growth Equity Fund
Financial Highlights
Class I(a)

PER SHARE DATA:	Year ended March 31,
	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$12.36	$29.12	$30.54	$27.10	$27.18
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	(0.01)	0.01	(0.10)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	3.76	(4.62)	3.07	13.51	0.93
Total from investment operations	3.75	(4.61)	2.97	13.43	0.91
LESS DISTRIBUTIONS FROM:
From net investment income	(0.01)	—	—	—	(0.00)(c)
From net realized gains	(2.06)	(12.15)	(4.39)	(9.99)	(0.99)
Total distributions	(2.07)	(12.15)	(4.39)	(9.99)	(0.99)
Net asset value, end of period	$14.04	$12.36	$29.12	$30.54	$27.10
TOTAL RETURN(d)(e)	32.55%	(13.10)%	7.84%	50.42%	3.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 277,674	$ 146,168	$ 158,592	$ 179,183	$ 163,575
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.71%	0.86%	0.77%	0.78%	0.77%
After expense reimbursement (recapture)(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	(0.05)%	0.03%	(0.30)%	(0.24)%	(0.06)%
Portfolio turnover rate(d)	84%	78%	10%	32%	20%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Prior to April 17, 2023, the financial and return information is of Class P shares of PF Growth Fund, which merged into Class I shares of the Fund on April 17, 2023.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, PF Growth Fund.
See Notes to Financial Statements

B-59

Aristotle Growth Equity Fund
Financial Highlights
Class I-2

January 16, 2024(a) through March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$12.86
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	(0.00)(c)
Net realized and unrealized gain (loss) on investments	1.18
Total from investment operations	1.18
LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—
Net asset value, end of period	$ 14.04
TOTAL RETURN(d)(e)	9.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.71%
After expense reimbursement (recapture)(f)	0.71%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	(0.15)%
Portfolio turnover rate(d)	84%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of Operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount calculated is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
See Notes to Financial Statements

B-60

Aristotle International Equity Fund
Financial Highlights
Class A

	January 1, 2024 through March 31, 2024(f)	December 28, 2023(a) through December 31. 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.00	$10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01	—
Net realized and unrealized gain (loss) on investments	0.33	—
Total from investment operations	0.34	—
LESS DISTRIBUTIONS FROM:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$ 10.34	$ 10.00
TOTAL RETURN(c)(d)	3.40%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11	$1
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.03%	1.04%
After expense reimbursement (recapture)(e)	1.03%	1.04%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.54%	0.39%
Portfolio turnover rate(c)	3%	16%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-61

Aristotle International Equity Fund
Financial Highlights
Class I

	January 1, 2024 through March 31, 2024(f)	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.71	$9.39
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.34	1.33
Total from investment operations	0.36	1.34
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.02)
From net realized gains	—	—
Total distributions	—	(0.02)
Net asset value, end of period	$11.07	$10.71
TOTAL RETURN(c)(d)	3.36%	14.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 188,136	$ 199,073
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.78%	0.79%
After expense reimbursement (recapture)(e)	0.78%	0.79%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.69%	0.64%
Portfolio turnover rate(c)	3%	16%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-62

Aristotle International Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	January 1, 2024 through March 31, 2024(h)	Year ended December 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.17	$11.38	$14.56	$12.80	$11.66	$9.54
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.02	0.17	0.15	0.13	0.10	0.18
Net realized and unrealized gain (loss) on investments	0.44	1.83	(3.19)	1.88	1.11	2.11
Total from investment operations	0.46	2.00	(3.04)	2.01	1.21	2.29
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.21)	(0.14)	(0.11)	(0.07)	(0.15)
From net realized gains	—	—	—	(0.14)	—	(0.02)
Total distributions	—	(0.21)	(0.14)	(0.25)	(0.07)	(0.17)
Redemption fee proceeds(b)	—	—(c)	—(c)	—(c)	—(c)	—(c)
Net asset value, end of period	$13.63	$13.17	$11.38	$14.56	$12.80	$11.66
TOTAL RETURN(d)(f)	3.49%	17.73%	(20.91)%	15.79%	10.40%	23.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 443,745	$ 420,596	$ 378,577	$ 391,477	$ 245,021	$ 91,225
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(g)	0.78%	0.90%(e)	0.94%	0.93%	1.04%	1.17%
After expense reimbursement (recapture)(g)	0.78%	0.80%(e)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(g)	0.72%	1.37%	1.26%	0.91%	0.96%	1.63%
Portfolio turnover rate(f)	3%	16%	18%	10%	14%	11%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle International Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on the average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Includes Tax reclaim service fee of 0.00%.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-63

Aristotle Small Cap Equity Fund
Financial Highlights
Class A

	January 1, 2024 through March 31, 2024(f)	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$13.78	$11.95
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.00	0.01
Net realized and unrealized gain (loss) on investments	0.52	1.82
Total from investment operations	0.52	1.83
LESS DISTRIBUTIONS FROM:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$14.30	$13.78
TOTAL RETURN(c)(d)	3.77%	15.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 3,734	$ 3,802
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.15%	1.16%
After expense reimbursement (recapture)(e)	1.15%	1.16%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.03%	0.42%
Portfolio turnover rate(c)	1%	10%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-64

Aristotle Small Cap Equity Fund
Financial Highlights
Class C

	January 1, 2024 through March 31, 2024(f)	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$13.10	$11.38
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	(0.02)	(0.01)(c)
Net realized and unrealized gain (loss) on investments	0.48	1.73
Total from investment operations	0.46	1.72
LESS DISTRIBUTIONS FROM:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$ 13.56	$ 13.10
TOTAL RETURN(c)(d)	3.51%	15.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$996	$988
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.90%	1.91%
After expense reimbursement (recapture)(e)	1.90%	1.91%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	(0.71)%	(0.33)%
Portfolio turnover rate(c)	1%	10%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-65

Aristotle Small Cap Equity Fund
Financial Highlights
Class I

January 16, 2024 through March 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$13.88
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments	1.11
Total from investment operations	1.12
LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—
Net asset value, end of period	$ 15.00
TOTAL RETURN(c)(d)	8.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.90%
After expense reimbursement (recapture)(e)	0.90%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.49%
Portfolio turnover rate(c)	1%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-66

Aristotle Small Cap Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	January 1, 2024 through March 31, 2024(h)	Year ended December 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.44	$13.67	$15.99	$13.90	$12.96	$10.74
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01	0.06	—	(0.01)	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.54	0.84	(1.63)	2.61	1.19	2.41
Total from investment operations	0.55	0.90	(1.63)	2.60	1.20	2.42
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.08)	—	—(c)	—(c)	—(c)
From net realized gains	—	(0.05)	(0.69)	(0.51)	(0.26)	(0.20)
Total distributions	—	(0.13)	(0.69)	(0.51)	(0.26)	(0.20)
Redemption fee proceeds(b)	—	—(c)	—(c)	—(c)	—(c)	—(c)
Net asset value, end of period	$14.99	$14.44	$13.67	$15.99	$13.90	$12.96
TOTAL RETURN(d)(f)	3.81%	6.65%	(10.26)%	18.87%	9.31%	22.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 207,121	$ 203,865	$ 190,626	$ 215,876	$ 161,570	$ 117,255
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.90%	1.00%	1.01%	1.00%	1.13%	1.16%
After expense reimbursement (recapture)(e)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.29%	0.44%	0.02%	(0.06)%	0.06%	0.05%
Portfolio turnover rate(f)	1%	10%	19%	14%	24%	59%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Small Cap Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023. On November 6, 2023, the Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed Class I-2, and the Class I-3 name was discontinued following the merger.

(b)	Based on the average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-67

Aristotle Small Cap Equity Fund
Financial Highlights
Class R6

	January 1, 2024 through March 31, 2024(g)	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$13.59	$11.78
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.51	1.79
Total from investment operations	0.52	1.81
LESS DISTRIBUTIONS FROM:
From net investment income	—	—(f)
From net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$14.11	$13.59
TOTAL RETURN(c)(d)	3.83%	15.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 1,177	$ 1,235
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.85%	0.86%
After expense reimbursement (recapture)(e)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.32%	0.73%
Portfolio turnover rate(c)	1%	10%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	Amount represents less than $0.005 per share.
(g)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-68

Aristotle Small/Mid Cap Equity Fund
Financial Highlights
Class A

PER SHARE DATA:	Year ended March 31,
	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$ 9.29	$ 15.98	$ 17.47	$ 9.52	$ 13.02
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.01	0.04	(0.07)	(0.04)	(0.00)(b)
Net realized and unrealized gain (loss) on investments	0.83	(1.91)	(0.34)	7.99	(3.47)
Total from investment operations	0.84	(1.87)	(0.41)	7.95	(3.47)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.10)	—	—	—	(0.03)
From net realized gains	(3.01)	(4.82)	(1.08)	—	—
Total distributions	(3.11)	(4.82)	(1.08)	—	(0.03)
Net asset value, end of period	$7.02	$9.29	$15.98	$17.47	$9.52
TOTAL RETURN(c)(d)	13.16%	(11.41)%	(2.82)%	83.51%	(26.71)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,864	$13,055	$19,675	$22,988	$14,379
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.16%	1.29%	1.23%	1.24%	1.37%
After expense reimbursement (recapture)(e)	1.16%	1.21%	1.20%	1.20%	1.23%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.16%	0.34%	(0.38)%	(0.33)%	(0.03)%
Portfolio turnover rate(c)	151%	33%	34%	64%	36%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Small/Mid-Cap.
See Notes to Financial Statements

B-69

Aristotle Small/Mid Cap Equity Fund
Financial Highlights
Class C

PER SHARE DATA:	Year ended March 31,
	2024(e)	2023	2022	2021	2020
Net asset value, beginning of period	$ 8.55	$ 15.24	$ 16.83	$ 9.24	$ 12.70
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	(0.05)	(0.05)	(0.19)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	0.72	(1.82)	(0.32)	7.73	(3.36)
Total from investment operations	0.67	(1.87)	(0.51)	7.59	(3.46)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.06)	—	—	—	—
From net realized gains	(3.01)	(4.82)	(1.08)	—	—
Total distributions	(3.07)	(4.82)	(1.08)	—	—
Net asset value, end of period	$6.15	$8.55	$15.24	$16.83	$9.24
TOTAL RETURN(b)(c)	12.14%	(12.01)%	(3.53)%	82.14%	(27.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,660	$5,260	$9,370	$10,990	$9,277
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(d)	1.91%	2.04%	1.98%	1.99%	2.13%
After expense reimbursement (recapture)(d)	1.91%	1.96%	1.95%	1.95%	1.98%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(d)	(0.62)%	(0.41)%	(1.13)%	(1.08)%	(0.78)%
Portfolio turnover rate(b)	151%	33%	34%	64%	36%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)	Annualized for periods less than one year.
(e)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Small/Mid-Cap.
See Notes to Financial Statements

B-70

Aristotle Small/Mid Cap Equity Fund
Financial Highlights
Class I

PER SHARE DATA:	Year ended March 31,
	2024(a)	2023	2022	2021	2020
Net asset value, beginning of period	$ 10.40	$ 17.17	$ 17.61	$ 9.59	$ 13.12
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.04	0.09	(0.01)	0.00(c)	0.04
Net realized and unrealized gain (loss) on investments	0.98	(2.04)	(0.43)	8.08	(3.50)
Total from investment operations	1.02	(1.95)	(0.44)	8.08	(3.46)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.12)	—	—	(0.06)	(0.07)
From net realized gains	(3.01)	(4.82)	—	—	—
Total distributions	(3.13)	(4.82)	—	(0.06)	(0.07)
Net asset value, end of period	$8.29	$10.40	$17.17	$17.61	$9.59
TOTAL RETURN(d)(e)	13.48%	(11.11)%	(2.44)%	84.32%	(26.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$679	$497	$1,017	$1,558	$4,802
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.87%	1.03%	0.98%	0.99%	1.01%
After expense reimbursement (recapture)(f)	0.85%	0.86%	0.85%	0.86%	0.93%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	0.46%	0.69%	(0.03)%	0.01%	0.27%
Portfolio turnover rate(d)	151%	33%	34%	64%	36%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Small/Mid-Cap.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
See Notes to Financial Statements

B-71

Aristotle Small/Mid Cap Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	Year ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$ 9.46	$ 16.12	$ 17.57	$ 9.58	$ 13.11
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.03	0.08	(0.02)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.85	(1.92)	(0.35)	8.05	(3.50)
Total from investment operations	0.88	(1.84)	(0.37)	8.04	(3.47)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.10)	—	—	(0.05)	(0.06)
From net realized gains	(3.01)	(4.82)	(1.08)	—	—
Total distributions	(3.11)	(4.82)	(1.08)	(0.05)	(0.06)
Net asset value, end of period	$7.23	$9.46	$16.12	$17.57	$9.58
TOTAL RETURN(c)(d)	13.39%	(11.15)%	(2.52)%	84.04%	(26.61)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,874	$72,294	$184,718	$312,981	$214,344
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.91%	1.04%	0.98%	1.00%	1.12%
After expense reimbursement (recapture)(e)	0.91%	0.96%	0.95%	0.95%	0.98%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.39%	0.59%	(0.13)%	(0.08)%	0.22%
Portfolio turnover rate(c)	151%	33%	34%	64%	36%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Small/Mid-Cap, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-72

Aristotle/Saul Global Equity Fund
Financial Highlights
Class A

January 16, 2024(a) through March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$ 14.29
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments	1.03
Total from investment operations	1.04
LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—
Net asset value, end of period	$15.33
TOTAL RETURN(c)(d)	7.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.04%
After expense reimbursement (recapture)(e)	1.04%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.49%
Portfolio turnover rate(c)	1%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-73

Aristotle/Saul Global Equity Fund
Financial Highlights
Class I

January 16, 2024(a) through March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$ 14.29
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.02
Net realized and unrealized gain (loss) on investments	1.03
Total from investment operations	1.05
LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—
Net asset value, end of period	$15.34
TOTAL RETURN(c)(d)	7.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.79%
After expense reimbursement (recapture)(e)	0.79%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	0.75%
Portfolio turnover rate(c)	1%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-74

Aristotle/Saul Global Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	January 1, 2024 through March 31, 2024(h)	For the Year Ended December 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 14.47	$ 12.98	$ 16.53	$ 14.18	$ 12.79	$ 10.76
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.02	0.16	0.14	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.85	2.28	(3.01)	2.65	2.01	2.83
Total from investment operations	0.87	2.44	(2.87)	2.76	2.12	2.95
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.18)	(0.16)	(0.11)	(0.12)	(0.17)
From net realized gains	—	(0.77)	(0.52)	(0.30)	(0.61)	(0.75)
Total distributions	—	(0.95)	(0.68)	(0.41)	(0.73)	(0.92)
Redemption fee proceeds(b)	—	—	—	—(c)	—(c)	—(c)
Net asset value, end of period	$15.34	$14.47	$12.98	$16.53	$14.18	$12.79
TOTAL RETURN(d)(f)	6.01%	19.07%	(17.49)%	19.54%	16.68%	27.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$61,650	$58,073	$67,499	$94,029	$69,128	$70,240
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(g)	0.79%	1.00%(e)	0.95%	0.95%	1.07%	1.02%
After expense reimbursement (recapture)(g)	0.78%	0.81%(e)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(g)	0.61%	1.16%	1.03%	0.70%	0.90%	0.97%
Portfolio turnover rate(f)	1%	10%	22%	13%	12%	22%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle/Saul Global Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on the average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Includes tax expense of 0.01%.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-75

Aristotle Value Equity Fund
Financial Highlights
Class A

	January 1, 2024 through March 31, 2024(g)	December 28, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$ 9.98	$ 10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.04	—(c)
Net realized and unrealized gain (loss) on investments	0.70	(0.02)
Total from investment operations	0.74	(0.02)
LESS DISTRIBUTIONS FROM:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$10.72	$9.98
TOTAL RETURN(d)(e)	7.41%	(0.20%)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$107	$1
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.94%	0.95%
After expense reimbursement (recapture)(f)	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	1.39%	1.13%
Portfolio turnover rate(d)	4%	7%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-76

Aristotle Value Equity Fund
Financial Highlights
Class I

	January 1, 2024 through March 31, 2024(g)	December 26, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$ 9.75	$ 10.00
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.03	—(c)
Net realized and unrealized gain (loss) on investments	0.70	0.01
Total from investment operations	0.73	0.01
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.26)
From net realized gains	—	—
Total distributions	—	(0.26)
Net asset value, end of period	$10.48	$9.75
TOTAL RETURN(d)(e)	7.49%	0.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$37	$24
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.69%	0.70%
After expense reimbursement (recapture)(f)	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	1.12%	1.44%
Portfolio turnover rate(d)	4%	7%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.
(g)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-77

Aristotle Value Equity Fund
Financial Highlights
Class I-2(a)

PER SHARE DATA:	January 1, 2024 through March 31, 2024(i)	Year ended December 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of year	$20.28	$17.14	$20.55	$16.83	$14.79	$11.29
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.05	0.25	0.21	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.46	3.13	(3.29)	4.03	2.00	3.50
Total from investment operations	1.51	3.38	(3.08)	4.19	2.13	3.63
LESS DISTRIBUTIONS FROM:
From net investment income	—	(0.24)	(0.21)	(0.13)	(0.09)	(0.13)
From net realized gains	—	—	(0.12)	(0.34)	—	—
Total distributions	—	(0.24)	(0.33)	(0.47)	(0.09)	(0.13)
Redemption fee proceeds(b)		—(c)	—(c)	—(c)	—(c)	—(c)
Net asset value, end of year	$21.79	$20.28	$17.14	$20.55	$16.83	$14.79
TOTAL RETURN(d)(g)	7.45%	19.70%	(15.04)%	24.90%	14.38%	32.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$ 695,930	$ 679,164	$ 683,322	$ 947,191	$ 396,792	$ 99,537
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(h)	0.69%	0.71%(f)	0.71%	0.71%	0.79%	0.93%
After expense reimbursement (recapture)(h)	0.69%	0.69%(f)	0.69%	0.69%	0.70%(e)	0.78%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(h)	1.05%	1.38%	1.18%	0.80%	0.92%	0.97%
Portfolio turnover rate(g)	4%	7%	20%	14%	14%	86%

Portfolio Turnover is calculated for the Fund as a whole.
(a)
For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Value Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on the average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
Effective March 1, 2020, the Predecessor Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Predecessor Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Predecessor Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

(f)	Includes Tax reclaim service fee of 0.00%.
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.
(i)	The Fund changed its fiscal year end from December 31 to March 31 as a result of the October 23, 2023 Reorganization.
See Notes to Financial Statements

B-78

Aristotle Value Equity Fund
Financial Highlights
Class R6

January 29, 2024(a) through March 31, 2024
PER SHARE DATA:
Net asset value, beginning of period	$ 20.55
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain (loss) on investments	1.19
Total from investment operations	1.24
LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—
Net asset value, end of period	$21.79
TOTAL RETURN(c)(d)	6.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.61%
After expense reimbursement (recapture)(e)	0.61%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	1.47%
Portfolio turnover rate(c)	4%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
See Notes to Financial Statements

B-79

Aristotle Portfolio Optimization Aggressive Growth Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$10.95	$16.37	$17.62	$11.38	$14.25
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.25	0.06	0.02	0.09	0.19
Net realized and unrealized gain (loss) on investments	1.87	(1.74)	0.63	6.70	(1.89)
Total from investment operations	2.12	(1.68)	0.65	6.79	(1.70)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.06)	—	(0.52)	(0.21)	(0.23)
From net realized gains	(0.15)	(3.74)	(1.38)	(0.34)	(0.94)
Total distributions	(0.21)	(3.74)	(1.90)	(0.55)	(1.17)
Net asset value, end of period	$12.86	$10.95	$16.37	$17.62	$11.38
TOTAL RETURN(b)(c)	19.48%	(9.53)%	2.80%	60.05%	(13.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 241,995	$ 230,188	$ 270,691	$ 275,818	$ 191,505
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.70%	0.66%	0.65%	0.66%	0.67%
After expense reimbursement (recapture)(d)(e)	0.70%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.20%	0.46%	0.12%	0.56%	1.31%
Portfolio turnover rate(b)	121%	29%	15%	31%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Aggressive-Growth.
See Notes to Financial Statements

B-80

Aristotle Portfolio Optimization Aggressive Growth Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$10.18	$15.62	$16.92	$10.97	$13.76
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.16	(0.04)	(0.11)	(0.03)	0.08
Net realized and unrealized gain (loss) on investments	1.71	(1.66)	0.60	6.45	(1.82)
Total from investment operations	1.87	(1.70)	0.49	6.42	(1.74)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.03)	—	(0.41)	(0.13)	(0.11)
From net realized gains	(0.15)	(3.74)	(1.38)	(0.34)	(0.94)
Total distributions	(0.18)	(3.74)	(1.79)	(0.47)	(1.05)
Net asset value, end of period	$11.87	$10.18	$15.62	$16.92	$10.97
TOTAL RETURN(b)(c)	18.54%	(10.16)%	2.04%	58.83%	(14.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 24,630	$ 26,893	$ 35,333	$ 43,705	$ 35,339
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.45%	1.41%	1.40%	1.41%	1.42%
After expense reimbursement (recapture)(d)(e)	1.45%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	1.51%	(0.29)%	(0.63)%	(0.19)%	0.56%
Portfolio turnover rate(b)	121%	29%	15%	31%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Aggressive-Growth.
See Notes to Financial Statements

B-81

Aristotle Portfolio Optimization Aggressive Growth Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$11.09	$16.48	$17.72	$11.44	$14.29
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.30	0.09	0.07	0.12	0.23
Net realized and unrealized gain (loss) on investments	1.88	(1.74)	0.62	6.74	(1.89)
Total from investment operations	2.18	(1.65)	0.69	6.86	(1.66)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.06)	—	(0.55)	(0.24)	(0.25)
From net realized gains	(0.15)	(3.74)	(1.38)	(0.34)	(0.94)
Total distributions	(0.21)	(3.74)	(1.93)	(0.58)	(1.19)
Net asset value, end of period	$ 13.06	$ 11.09	$16.48	$17.72	$ 11.44
TOTAL RETURN(c)(d)	19.84%	(9.25)%	3.02%	60.35%	(13.34)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 9,014	$ 9,333	$ 10,940	$ 14,855	$ 9,606
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.45%	0.41%	0.40%	0.41%	0.42%
After expense reimbursement (recapture)(e)(f)	0.45%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	2.52%	0.71%	0.37%	0.81%	1.56%
Portfolio turnover rate(c)	121%	29%	15%	31%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Portfolio Optimization Aggressive-Growth, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Aggressive Growth Fund.
See Notes to Financial Statements

B-82

Aristotle Portfolio Optimization Conservative Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.40	$10.77	$11.46	$9.83	$10.23
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.34	0.27	0.18	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.41	(1.00)	(0.39)	1.80	(0.35)
Total from investment operations	0.75	(0.73)	(0.21)	1.96	(0.18)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.33)	(0.02)	(0.28)	(0.33)	(0.20)
From net realized gains	—	(0.62)	(0.20)	—	(0.02)
Total distributions	(0.33)	(0.64)	(0.48)	(0.33)	(0.22)
Net asset value, end of period	$9.82	$9.40	$10.77	$11.46	$9.83
TOTAL RETURN(b)(c)	8.01%	(6.71)%	(2.13)%	19.96%	(1.95)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 124,966	$ 139,384	$ 174,061	$ 191,406	$ 159,186
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.71%	0.68%	0.67%	0.67%	0.68%
After expense reimbursement (recapture)(d)(e)	0.70%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	3.52%	2.74%	1.53%	1.47%	1.60%
Portfolio turnover rate(b)	127%	28%	20%	37%	22%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor, Pacific Funds Portfolio Optimization Conservative.
See Notes to Financial Statements

B-83

Aristotle Portfolio Optimization Conservative Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.05	$10.44	$11.14	$9.59	$9.97
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.26	0.19	0.09	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.38	(0.96)	(0.38)	1.74	(0.35)
Total from investment operations	0.64	(0.77)	(0.29)	1.82	(0.26)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.30)	—	(0.21)	(0.27)	(0.10)
From net realized gains	—	(0.62)	(0.20)	—	(0.02)
Total distributions	(0.30)	(0.62)	(0.41)	(0.27)	(0.12)
Net asset value, end of period	$9.39	$9.05	$10.44	$11.14	$9.59
TOTAL RETURN(b)(c)	7.12%	(7.34)%	(2.85)%	18.96%	(2.72)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 16,138	$ 24,031	$ 37,841	$ 46,869	$ 46,909
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.46%	1.43%	1.42%	1.42%	1.43%
After expense reimbursement (recapture)(d)(e)	1.45%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.79%	1.99%	0.78%	0.72%	0.86%
Portfolio turnover rate(b)	127%	28%	20%	37%	22%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor, Pacific Funds Portfolio Optimization Conservative.
See Notes to Financial Statements

B-84

Aristotle Portfolio Optimization Conservative Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$9.48	$10.84	$11.52	$9.88	$10.26
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.36	0.29	0.21	0.19	0.20
Net realized and unrealized gain (loss) on investments	0.42	(1.00)	(0.39)	1.80	(0.35)
Total from investment operations	0.78	(0.71)	(0.18)	1.99	(0.15)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.33)	(0.03)	(0.30)	(0.35)	(0.21)
From net realized gains	—	(0.62)	(0.20)	—	(0.02)
Total distributions	(0.33)	(0.65)	(0.50)	(0.35)	(0.23)
Net asset value, end of period	$ 9.93	$ 9.48	$ 10.84	$ 11.52	$ 9.88
TOTAL RETURN(c)(d)	8.33%	(6.50)%	(1.84)%	20.17%	(1.68)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 4,857	$ 6,871	$ 13,647	$ 11,299	$ 6,994
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.46%	0.43%	0.42%	0.42%	0.43%
After expense reimbursement (recapture)(e)(f)	0.45%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	3.77%	2.99%	1.78%	1.72%	1.85%
Portfolio turnover rate(c)	127%	28%	20%	37%	22%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Portfolio Optimization Conservative, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Conservative Fund.
See Notes to Financial Statements

B-85

Aristotle Portfolio Optimization Growth Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$10.36	$14.33	$15.50	$10.59	$12.77
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.29	0.11	0.07	0.11	0.19
Net realized and unrealized gain (loss) on investments	1.44	(1.47)	0.39	5.19	(1.45)
Total from investment operations	1.73	(1.36)	0.46	5.30	(1.26)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.11)	—	(0.40)	(0.23)	(0.22)
From net realized gains	(0.04)	(2.61)	(1.23)	(0.16)	(0.70)
Total distributions	(0.15)	(2.61)	(1.63)	(0.39)	(0.92)
Net asset value, end of period	$11.94	$10.36	$14.33	$15.50	$10.59
TOTAL RETURN(b)(c)	16.81%	(8.93)%	2.22%	50.27%	(11.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$594,004	$586,164	$712,010	$743,213	$544,605
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.70%	0.64%	0.64%	0.64%	0.66%
After expense reimbursement (recapture)(d)(e)	0.70%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.64%	0.97%	0.46%	0.80%	1.45%
Portfolio turnover rate(b)	126%	30%	19%	28%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Growth.
See Notes to Financial Statements

B-86

Aristotle Portfolio Optimization Growth Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.84	$13.86	$15.06	$10.33	$12.45
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.20	0.03	(0.04)	0.01	0.09
Net realized and unrealized gain (loss) on investments	1.36	(1.44)	0.38	5.03	(1.41)
Total from investment operations	1.56	(1.41)	0.34	5.04	(1.32)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.09)	—	(0.31)	(0.15)	(0.10)
From net realized gains	(0.04)	(2.61)	(1.23)	(0.16)	(0.70)
Total distributions	(0.13)	(2.61)	(1.54)	(0.31)	(0.80)
Net asset value, end of period	$11.27	$9.84	$13.86	$15.06	$10.33
TOTAL RETURN(b)(c)	15.92%	(9.63)%	1.51%	48.99%	(11.81)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 56,368	$ 64,896	$ 89,501	$ 116,482	$ 100,768
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.45%	1.39%	1.39%	1.39%	1.41%
After expense reimbursement (recapture)(d)(e)	1.45%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	1.97%	0.22%	(0.29)%	0.05%	0.70%
Portfolio turnover rate(b)	126%	30%	19%	28%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Growth.
See Notes to Financial Statements

B-87

Aristotle Portfolio Optimization Growth Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$10.49	$14.44	$15.60	$10.65	$12.82
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.33	0.15	0.11	0.14	0.22
Net realized and unrealized gain (loss) on investments	1.46	(1.49)	0.39	5.23	(1.45)
Total from investment operations	1.79	(1.34)	0.50	5.37	(1.23)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.12)	—	(0.43)	(0.26)	(0.24)
From net realized gains	(0.04)	(2.61)	(1.23)	(0.16)	(0.70)
Total distributions	(0.16)	(2.61)	(1.66)	(0.42)	(0.94)
Net asset value, end of period	$12.12	$10.49	$14.44	$15.60	$10.65
TOTAL RETURN(c)(d)	17.15%	(8.72)%	2.46%	50.62%	(10.98)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 14,019	$ 15,875	$ 19,833	$ 20,137	$ 14,485
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.45%	0.39%	0.39%	0.39%	0.41%
After expense reimbursement (recapture)(e)(f)	0.45%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	2.99%	1.22%	0.71%	1.05%	1.70%
Portfolio turnover rate(c)	126%	30%	19%	28%	18%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Portfolio Optimization Growth, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Growth Fund.
See Notes to Financial Statements

B-88

Aristotle Portfolio Optimization Moderate Conservative Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.47	$11.62	$12.52	$9.95	$10.70
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.32	0.23	0.15	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.67	(1.14)	(0.20)	2.74	(0.66)
Total from investment operations	0.99	(0.91)	(0.05)	2.89	(0.49)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.26)	—	(0.29)	(0.32)	(0.22)
From net realized gains	—	(1.24)	(0.56)	—	(0.04)
Total distributions	(0.26)	(1.24)	(0.85)	(0.32)	(0.26)
Net asset value, end of period	$10.20	$9.47	$11.62	$12.52	$9.95
TOTAL RETURN(b)(c)	10.58%	(7.59)%	(0.83)%	29.06%	(4.94)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 193,061	$ 207,516	$ 262,457	$ 283,474	$ 231,749
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.70%	0.67%	0.65%	0.66%	0.67%
After expense reimbursement (recapture)(d)(e)	0.70%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	3.27%	2.26%	1.14%	1.25%	1.55%
Portfolio turnover rate(b)	123%	26%	19%	28%	20%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate-Conservative.
See Notes to Financial Statements

B-89

Aristotle Portfolio Optimization Moderate Conservative Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.08	$11.29	$12.20	$9.72	$10.44
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.23	0.15	0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.65	(1.12)	(0.18)	2.66	(0.66)
Total from investment operations	0.88	(0.97)	(0.13)	2.72	(0.57)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.24)	—	(0.22)	(0.24)	(0.11)
From net realized gains	—	(1.24)	(0.56)	—	(0.04)
Total distributions	(0.24)	(1.24)	(0.78)	(0.24)	(0.15)
Net asset value, end of period	$9.72	$9.08	$11.29	$12.20	$9.72
TOTAL RETURN(b)(c)	9.78%	(8.37)%	(1.54)%	28.06%	(5.63)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 14,906	$ 19,045	$ 31,538	$ 45,349	$ 48,929
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.45%	1.42%	1.41%	1.41%	1.42%
After expense reimbursement (recapture)(d)(e)	1.45%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.49%	1.51%	0.39%	0.50%	0.80%
Portfolio turnover rate(b)	123%	26%	19%	28%	20%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate-Conservative.
See Notes to Financial Statements

B-90

Aristotle Portfolio Optimization Moderate Conservative Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$9.57	$11.70	$12.60	$10.00	$10.75
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.35	0.26	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.68	(1.15)	(0.20)	2.76	(0.67)
Total from investment operations	1.03	(0.89)	(0.02)	2.94	(0.47)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.27)	—	(0.32)	(0.34)	(0.24)
From net realized gains	—	(1.24)	(0.56)	—	(0.04)
Total distributions	(0.27)	(1.24)	(0.88)	(0.34)	(0.28)
Net asset value, end of period	$ 10.33	$9.57	$11.70	$ 12.60	$ 10.00
TOTAL RETURN(c)(d)	10.85%	(7.36)%	(0.64)%	29.44%	(4.67)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 4,348	$ 4,479	$ 6,710	$ 6,126	$ 5,659
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.45%	0.41%	0.40%	0.41%	0.42%
After expense reimbursement (recapture)(e)(f)	0.45%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	3.54%	2.51%	1.39%	1.50%	1.80%
Portfolio turnover rate(c)	123%	26%	19%	28%	20%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Portfolio Optimization Moderate-Conservative, the Fund’s predecessor fund were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate Conservative Fund.
See Notes to Financial Statements

B-91

Aristotle Portfolio Optimization Moderate Fund
Financial Highlights
Class A

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.94	$13.33	$14.35	$10.60	$12.01
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.29	0.17	0.10	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.14	(1.38)	0.11	4.06	(0.95)
Total from investment operations	1.43	(1.21)	0.21	4.18	(0.78)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.18)	—	(0.36)	(0.32)	(0.19)
From net realized gains	—	(2.18)	(0.87)	(0.11)	(0.44)
Total distributions	(0.18)	(2.18)	(1.23)	(0.43)	(0.63)
Net asset value, end of period	$11.19	$9.94	$13.33	$14.35	$10.60
TOTAL RETURN(b)(c)	14.47%	(8.67)%	0.92%	39.61%	(7.24)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 667,295	$ 677,263	$ 845,027	$ 897,486	$ 714,447
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	0.70%	0.64%	0.63%	0.64%	0.66%
After expense reimbursement (recapture)(d)(e)	0.70%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.80%	1.52%	0.68%	0.95%	1.38%
Portfolio turnover rate(b)	121%	32%	20%	27%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate.
See Notes to Financial Statements

B-92

Aristotle Portfolio Optimization Moderate Fund
Financial Highlights
Class C

	Year ended March 31,
PER SHARE DATA:	2024(f)	2023	2022	2021	2020
Net asset value, beginning of period	$9.55	$12.98	$14.03	$10.39	$11.77
INVESTMENTS OPERATIONS:
Net investment income (loss)(a)	0.20	0.08	(0.01)	0.03	0.08
Net realized and unrealized gain (loss) on investments	1.09	(1.33)	0.11	3.96	(0.94)
Total from investment operations	1.29	(1.25)	0.10	3.99	(0.86)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.16)	—	(0.28)	(0.24)	(0.08)
From net realized gains	—	(2.18)	(0.87)	(0.11)	(0.44)
Total distributions	(0.16)	(2.18)	(1.15)	(0.35)	(0.52)
Net asset value, end of period	$10.68	$9.55	$12.98	$14.03	$10.39
TOTAL RETURN(b)(c)	13.54%	(9.24)%	0.14%	38.56%	(7.97)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 58,421	$ 70,433	$ 107,229	$ 143,244	$ 142,846
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(e)	1.45%	1.39%	1.38%	1.39%	1.41%
After expense reimbursement (recapture)(d)(e)	1.45%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(e)	2.00%	0.77%	(0.07)%	0.20%	0.63%
Portfolio turnover rate(b)	121%	32%	20%	27%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Net investment income per share has been calculated based on the average shares outstanding method.
(b)	Not annualized for periods less than one year.
(c)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(d)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(e)	Annualized for periods less than one year.
(f)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate.
See Notes to Financial Statements

B-93

Aristotle Portfolio Optimization Moderate Fund
Financial Highlights
Class I-2(a)

	Year ended March 31,
PER SHARE DATA:	2024(g)	2023	2022	2021	2020
Net asset value, beginning of period	$10.05	$13.41	$14.42	$10.64	$12.05
INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.32	0.20	0.14	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.15	(1.38)	0.11	4.07	(0.96)
Total from investment operations	1.47	(1.18)	0.25	4.23	(0.76)
LESS DISTRIBUTIONS FROM:
From net investment income	(0.19)	—	(0.39)	(0.34)	(0.21)
From net realized gains	—	(2.18)	(0.87)	(0.11)	(0.44)
Total distributions	(0.19)	(2.18)	(1.26)	(0.45)	(0.65)
Net asset value, end of period	$ 11.33	$ 10.05	$ 13.41	$ 14.42	$ 10.64
TOTAL RETURN(c)(d)	14.68%	(8.39)%	1.17%	39.99%	(7.07)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$ 20,351	$ 21,881	$ 30,378	$ 35,732	$ 21,729
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(f)	0.45%	0.39%	0.38%	0.39%	0.41%
After expense reimbursement (recapture)(e)(f)	0.45%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement (recapture)(f)	3.02%	1.77%	0.93%	1.20%	1.63%
Portfolio turnover rate(c)	121%	32%	20%	27%	19%

Portfolio Turnover is calculated for the Fund as a whole.
(a)	Advisor Class shares of Pacific Funds Portfolio Optimization Moderate, the Fund’s predecessor fund, were renamed to Class I-2 shares on August 1, 2022.
(b)	Net investment income per share has been calculated based on the average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and does not include deduction of any applicable sales charges.
(e)
The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios do not include fees and expenses of the Funds in which they invest.

(f)	Annualized for periods less than one year.
(g)	For periods prior to April 17, 2023, the financial and return data is of the same share class of the Fund’s predecessor fund, Pacific Funds Portfolio Optimization Moderate Fund.
See Notes to Financial Statements

B-94

Aristotle Funds Series Trust
Notes to Financial Statements
March 31, 2024
NOTE 1 – ORGANIZATION
Aristotle Funds Series Trust (which may be referred to as “Aristotle Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Delaware statutory trust established pursuant to a Declaration of Trust dated November 29, 2022. Aristotle Investment Services, LLC (“AIS” or the “Adviser”) serves as investment adviser to the Trust. As of March 31, 2024, the Trust was comprised of the following nineteen separate funds (each individually a “Fund”, and collectively the “Funds”):
•	Aristotle Core Income Fund
•	Aristotle ESG Core Bond Fund
•	Aristotle Floating Rate Income Fund
•	Aristotle High Yield Bond Fund
•	Aristotle Short Duration Income Fund
•	Aristotle Strategic Income Fund
•	Aristotle Ultra Short Income Fund
•	Aristotle Core Equity Fund
•	Aristotle Growth Equity Fund
•	Aristotle International Equity Fund
•	Aristotle Small Cap Equity Fund
•	Aristotle Small/Mid Cap Equity Fund
•	Aristotle Value Equity Fund
•	Aristotle/Saul Global Equity Fund
•	Aristotle Portfolio Optimization Aggressive Growth Fund
•	Aristotle Portfolio Optimization Conservative Fund
•	Aristotle Portfolio Optimization Growth Fund
•	Aristotle Portfolio Optimization Moderate Conservative Fund
•	Aristotle Portfolio Optimization Moderate Fund
All of the Funds are classified and operate as diversified funds as of the date of this shareholder report under the 1940 Act, with the exception of Aristotle Growth Equity Fund, which operates as a non-diversified company within the meaning of the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Short Duration Income Fund, Aristotle Strategic Income Fund and Aristotle Ultra Short Income Fund are collectively the “Income Funds.” Aristotle Core Equity Fund, Aristotle Growth Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Small/Mid Cap Equity Fund are collectively the “Equity Funds.” Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund and Aristotle Portfolio Optimization Moderate Fund are collectively the “Portfolio Optimization Funds.”
Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Value Equity Fund (the “Legacy Aristotle Funds”) were each part of a reorganization with corresponding series of the Investment Managers Series Trust (the “IMST Funds”), which occurred on October 23, 2023 (the “October 2023 Reorganization”). The IMST Funds were the accounting survivors of the October 2023 Reorganization, and had a fiscal year end of December 31; as such, the Legacy Aristotle Funds had a fiscal year end of December 31 following the October 2023 Reorganization. The Legacy Aristotle Funds changed their fiscal year end to March 31, beginning March 31, 2024.
Aristotle Core Income Fund’s (“Core Income Fund”) primary investment objective is to seek a high level of current income; capital appreciation is of secondary importance. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% contingent deferred sales charge (“CDSC”); and (iii) Class I and Class I- 2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Core Income Fund acquired the assets and assumed the liabilities of Pacific Funds Core Income, a series of Pacific Funds Series Trust.
Aristotle ESG Core Bond Fund’s (“ESG Core Bond Fund”) primary investment objective is to seek total return, consisting of current income and capital appreciation, while giving consideration to certain environmental, social, and governance criteria. The Fund offers Class I and Class I-2 shares. Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, ESG Core Bond Fund acquired the assets and assumed the liabilities of Pacific Funds ESG Core Bond, a series of Pacific Funds Series Trust.
Aristotle Floating Rate Income Fund’s (“Floating Rate Income Fund”) primary investment objective is to seek a high level of current income. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service

C-1

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
fees. (i) Class A shares are subject to a maximum 3.00% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Floating Rate Income Fund acquired the assets and assumed the liabilities of Pacific Funds Floating Rate Income, a series of Pacific Funds Series Trust.
Aristotle High Yield Bond Fund’s (“High Yield Bond Fund”) primary investment objective is to seek a high level of current income. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, High Yield Bond Fund acquired the assets and assumed the liabilities of Pacific Funds High Income, a series of Pacific Funds Series Trust.
Aristotle Short Duration Income Fund’s (“Short Duration Income Fund”) primary investment objective is to seek current income; capital appreciation is of secondary importance. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 3.00% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Short Duration Income Fund acquired the assets and assumed the liabilities of Pacific Funds Short Duration Income, a series of Pacific Funds Series Trust.
Aristotle Strategic Income Fund’s (“Strategic Income Fund”) primary investment objective is to seek a high level of current income. The Fund may also seek capital appreciation. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I and Class I- 2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Strategic Income Fund acquired the assets and assumed the liabilities of Pacific Funds Strategic Income, a series of Pacific Funds Series Trust.
Aristotle Ultra Short Income Fund’s (“Ultra Short Income Fund”) primary investment objective is to seek current income consistent with capital preservation. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable level of distribution and/or service fees. Class A, Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Ultra Short Income Fund acquired the assets and assumed the liabilities of Pacific Funds Ultra Short Income, a series of Pacific Funds Series Trust.
Aristotle Core Equity Fund’s (“Core Equity Fund”) primary investment objective is to seek long-term growth of capital. The Fund offers Class A, Class I, and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. In general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and; (ii) Class I, and Class I-2 shares are sold at net asset value without a sales charge. Effective on October 23, 2023, Aristotle Core Equity Fund II acquired the assets and assumed the liabilities of Aristotle Core Equity Fund, a series of Investment Managers Series Trust (“IMST”). Aristotle Core Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed Aristotle Core Equity Fund.
Aristotle Growth Equity Fund’s (“Growth Equity Fund”) primary investment objective is to seek long-term growth of capital. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge and; (ii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Growth Equity Fund acquired the assets and assumed the liabilities of PF Growth Fund, a series of Pacific Funds Series Trust.
Aristotle International Equity Fund’s (“International Equity Fund”) primary investment objective is to seek long-term capital appreciation. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge and; (ii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on October 23, 2023, the Aristotle International Equity Fund II acquired the assets and assumed the liabilities of Aristotle International Equity Fund, a series of IMST. The Aristotle International Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle International Equity Fund.
Aristotle Small Cap Equity Fund’s (“Small Cap Equity Fund”) primary investment objective is to seek long-term capital appreciation. The Fund offers Class A, Class C, Class I, Class I-2 and Class R6 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class I-2, Class R6 shares are sold at net asset value without a sales charge. On April 17, 2023, Aristotle Small Cap Equity Fund II acquired the assets and assumed the liabilities of the Pacific Funds Small-Cap and the Pacific Funds Small-Cap Value, both series of Pacific Funds Series Trust. In addition, effective October 23, 2023, the Aristotle Small Cap Equity Fund II acquired the assets and assumed the liabilities of the Aristotle Small Cap Equity Fund, a series of IMST. The Aristotle Small Cap Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle Small Cap Equity Fund.
Aristotle Small/Mid Cap Equity Fund’s (“Small/Mid Cap Equity Fund”) primary investment objective is to seek long-term capital appreciation. The Fund offers Class A, Class C, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service

C-2

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective the close of business on April 14, 2023, Small/Mid Cap Equity Fund acquired the assets and assumed the liabilities of Pacific Funds Small/Mid-Cap, a series of Pacific Funds Series Trust.
Aristotle/Saul Global Equity Fund’s (“Saul Global Equity Fund”) primary investment objective is to maximize long-term capital appreciation and income. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and (ii) Class I and Class I-2 shares are sold at net asset value without a sales charge. Effective on October 23, 2023. Aristotle/Saul Global Equity Fund II acquired the assets and assumed the liabilities of Aristotle/Saul Global Equity Fund, a series of IMST. Aristotle/Saul Global Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed Aristotle/Saul Global Equity Fund.
Aristotle Value Equity Fund’s (“Value Equity Fund”) primary investment objective is to seek long-term growth of capital. The Fund offers Class A, Class I, Class I-2 and Class R6. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and (ii) Class I, Class I-2 and Class R6 shares are sold at net asset value without a sales charge. Effective on October 23, 2023, Aristotle Value Equity Fund II acquired the assets and assumed the liabilities of Aristotle Value Equity Fund, a series of IMST. Aristotle Value Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed Aristotle Value Equity Fund.
Aristotle Portfolio Optimization Aggressive Growth Fund’s (“Portfolio Optimization Aggressive Growth Fund”) primary investment objective is to seek high, long-term capital appreciation. The Fund offers Class A, Class C and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Portfolio Optimization Aggressive Growth Fund acquired the assets and assumed the liabilities of Pacific Funds Portfolio Optimization Aggressive Growth, a series of Pacific Funds Series Trust.
Aristotle Portfolio Optimization Conservative Fund’s (“Portfolio Optimization Conservative Fund”) primary investment objective is to seek current income and preservation of capital. The Fund offers Class A, Class C and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Portfolio Optimization Conservative Fund acquired the assets and assumed the liabilities of Pacific Funds Portfolio Optimization Conservative, a series of Pacific Funds Series Trust.
Aristotle Portfolio Optimization Growth Fund’s (“Portfolio Optimization Growth Fund”) primary investment objective is to seek moderately high, long-term capital appreciation with low, current income. The Fund offers Class A, Class C and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Portfolio Optimization Growth Fund acquired the assets and assumed the liabilities of the Pacific Funds Portfolio Optimization Growth, a series of Pacific Funds Series Trust.
Aristotle Portfolio Optimization Moderate Conservative Fund’s (“Portfolio Optimization Moderate Conservative Fund”) primary investment objective is to seek current income and moderate growth of capital. The Fund offers Class A, Class C and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Portfolio Optimization Moderate Conservative Fund acquired the assets and assumed the liabilities of Pacific Funds Portfolio Optimization Moderate Conservative, a series of Pacific Funds Series Trust.
Aristotle Portfolio Optimization Moderate Fund’s (“Portfolio Optimization Moderate Fund”) primary investment objective is to seek long-term growth of capital and low to moderate income. The Fund offers Class A, Class C and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 shares are sold at net asset value without a sales charge. Effective on April 17, 2023, Portfolio Optimization Moderate Fund acquired the assets and assumed the liabilities of Pacific Funds Portfolio Optimization Moderate, a series of Pacific Funds Series Trust.

C-3

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
NOTE 2 – ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
Valuation Policy
The Trust’s Board of Trustees (the “Board”) has adopted a Valuation Policy (the “Valuation Policy”) for determining the value of the investments of each Fund of the Trust. Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares reflects its net asset value (“NAV”), which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding. For the purpose of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data from various sources detailed in the Adviser’s valuation procedures. Additionally, the Board has designated AIS as the “valuation designee” for fair valuation determination pursuant to 1940 Act Rule 2a-5, as discussed below.
The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of the close of trading of the NYSE (typically 4:00 p.m. Eastern Time) on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.
The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.
Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.
In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the Valuation Policy as described below, which may be after the official closing time of the NYSE.
Investment Valuation
Investments for which market quotations are readily available are valued at market value. Investments in underlying funds that are open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. When a market quotation for a portfolio holding is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated AIS, as the valuation designee, to make fair value determinations in good faith.
In determining the fair value of a Fund’s portfolio holdings, AIS, pursuant to its valuation procedures, may consider inputs from pricing service providers, broker-dealers, or a Fund’s sub-adviser. Issuer-specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

C-4

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Domestic Equity Investments
Domestic equity investments (including exchange-traded funds) are generally valued using the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.
Foreign Equity Investments
Foreign equity investments are generally valued using the official closing price or the last reported sale price from the principal foreign exchanges. The Funds may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. With respect to foreign equity holdings (traded in a foreign market which closes prior to the NYSE close), the values determined in accordance with the above, may be modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service or other service approved by the AIS Valuation Oversight Committee (“VOC”), to the extent that such foreign fair values are available. Certain Funds may hold investments that are primarily listed on foreign exchanges.
Domestic and Foreign Debt Investments
Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using broker quotes, cost, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.
Investments in Mutual Funds
With respect to shares of the following: registered and unregistered investment companies (including series thereof, or underlying funds held by Funds that are “funds-of-funds”), the NAV per share of the acquired fund whose time of determination coincides with the time of valuation of the Fund, provided that the NAV is published daily or provided by agents of the acquired fund that the VOC believes to be reliable.
Foreign Forward Currency Contracts
Foreign forward currency contracts values are generally determined at the mean between the bid and offer forward rates. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A position hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated. Interpolated forward rates shall be used when the life of the contract is not the same as a life for which quotations are available.
Investment Values Determined by the Valuation Oversight Committee
The Adviser’s valuation procedures include methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the valuation procedures provides that the value of such investments may be determined in accordance with pre-approved fair valuation methodologies (“Pre-Approved Fair Valuation Methods”). These Pre-Approved Fair Valuation Methods may include, among others, amortized cost, intrinsic value, the use of broker dealer quotes, use of purchase price, use of merger or acquisition price, use of a reference instrument.
In the event pricing data from approved sources or Pre-Approved Fair Valuation Methods are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Oversight Committee Charter. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.
Fair Value Measurements and Disclosure
The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the VOC determines the level in which each investment is characterized. The VOC includes finance, operations,

C-5

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
legal, risk and compliance members of the AIS, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the AIS valuation procedures periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.
The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.
The following is a summary of the inputs used, as of March 31, 2024, in valuing the Funds’ assets carried at fair value:
Aristotle Core Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 921,376,819	$ —	$921,376,819
U.S. Treasury Obligations	—	498,494,205	—	498,494,205
Bank Loans*	—	325,363,293	—	325,363,293
Asset-Backed Securities	—	221,233,080	—	221,233,080
Mortgage-Backed Securities	—	156,014,522	—	156,014,522
Collateralized Loan Obligations	—	126,122,350	—	126,122,350
U.S. Government Agency Issues	—	9,240,405	—	9,240,405
Foreign Government Note/Bond	—	2,611,196	—	2,611,196
Total Assets	$ —	$2,260,455,870	$ —	$ 2,260,455,870

Aristotle ESG Core Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 16,072,493	$ —	$ 16,072,493
U.S. Treasury Obligations	—	6,908,023	—	6,908,023
Asset-Backed Securities	—	2,642,660	—	2,642,660
Collateralized Loan Obligations	—	999,375	—	999,375
Mortgage-Backed Securities	—	625,268	—	625,268
Total Assets	$ —	$27,247,819	$ —	$27,247,819

C-6

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Floating Rate Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Bank Loans*	$ —	$ 3,477,079,049	$ —	$ 3,477,079,049
Exchange Traded Funds	197,786,528	—	—	197,786,528
Corporate Bonds*	—	169,066,813	—	169,066,813
Total Assets	$ 197,786,528	$ 3,646,145,862	$ —	$3,843,932,390

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Bank Loans
Balance as of April 1, 2023	$236,208,616
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	(236,208,616)
Balance as of March 31, 2024	$—
Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2024	$—

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$ 236,208,616	3	2	Unobservable Single Broker Quote	Observable Inputs Other Than Quoted Prices

Transfers into/(out of) Level 3 are recognized at the beginning of the period.
Beginning April 17, 2023, the Valuation Policy adopted by the Aristotle Funds Series Trust was utilized in determining the level in which each investment is characterized.
Aristotle High Yield Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 65,116,340	$ —	$ 65,116,340
Bank Loans*	—	5,133,529	—	5,133,529
Collateralized Loan Obligations	—	4,268,235	—	4,268,235
Exchange Traded Funds	286,202	—	—	286,202
Asset-Backed Securities	—	158,440	—	158,440
Common Stocks	96,032	—	—	96,032
Total Assets	$ 382,234	$74,676,544	$ —	$75,058,778

C-7

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Short Duration Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 419,046,880	$ —	$ 419,046,880
Bank Loans*	—	181,028,220	—	181,028,220
Asset-Backed Securities	—	152,395,911	—	152,395,911
U.S. Treasury Obligations	—	128,387,139	—	128,387,139
Collateralized Loan Obligations	—	75,075,734	—	75,075,734
Total Assets	$ —	$955,933,884	$ —	$955,933,884

Aristotle Strategic Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 1,663,202,240	$ —	$ 1,663,202,240
Bank Loans*	—	625,075,104	—	625,075,104
Collateralized Loan Obligations	—	157,601,491	—	157,601,491
U.S. Treasury Obligations	—	106,939,629	—	106,939,629
Asset-Backed Securities	—	12,034,611	—	12,034,611
Total Assets	$ —	$2,564,853,075	$ —	$2,564,853,075

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Bank Loans
Balance as of April 1, 2023	$6,565,380
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	(6,565,380)
Balance as of March 31, 2024	$—
Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2024	$—

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$ 6,565,380	3	2	Unobservable Single Broker Quote	Observable Inputs Other Than Quoted Prices

Transfers into/(out of) Level 3 are recognized at the beginning of the period.
Beginning April 17, 2023, the Valuation Policy adopted by the Aristotle Funds Series Trust was utilized in determining the level in which each investment is characterized.

C-8

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Ultra Short Income Fund

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$ —	$ 25,274,058	$ —	$ 25,274,058
Collateralized Loan Obligations	—	10,820,791	—	10,820,791
Asset-Backed Securities	—	4,799,287	—	4,799,287
Bank Loans*	—	3,548,580	—	3,548,580
U.S. Treasury Obligations	—	1,983,001	—	1,983,001
Total Assets	$ —	$46,425,717	$ —	$46,425,717

Aristotle Core Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 401,277,747	$ —	$ —	$ 401,277,747
Real Estate Investment Trusts	7,221,171	—	—	7,221,171
Total Assets	$408,498,918	$ —	$ —	$408,498,918

Aristotle Growth Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 274,367,587	$ —	$ —	$ 274,367,587
Real Estate Investment Trusts	2,940,994	—	—	2,940,994
Total Assets	$277,308,581	$ —	$ —	$277,308,581

Aristotle International Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 621,074,481	$ —	$ —	$ 621,074,481
Total Assets	$621,074,481	$ —	$ —	$621,074,481

Aristotle Small Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 195,084,358	$ —	$ —	$ 195,084,358
Real Estate Investment Trusts	8,937,215	—	—	8,937,215
Exchange Traded Funds	4,211,877	—	—	4,211,877
Total Assets	$208,233,450	$ —	$ —	$208,233,450

C-9

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Small/Mid Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 45,273,803	$ —	$ —	$ 45,273,803
Real Estate Investment Trusts	1,352,005	—	—	1,352,005
Closed End Funds	389,506	—	—	389,506
Exchange Traded Funds	348,240	—	—	348,240
Total Assets	$47,363,554	$ —	$ —	$47,363,554

Aristotle/Saul Global Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 58,711,297	$ —	$ —	$ 58,711,297
Preferred Stocks*	1,547,409	—	—	1,547,409
Total Assets	$60,258,706	$ —	$ —	$60,258,706

Aristotle Value Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$ 663,338,469	$ —	$ —	$ 663,338,469
Real Estate Investment Trusts	20,175,558	—	—	20,175,558
Total Assets	$683,514,027	$ —	$ —	$683,514,027

Aristotle Portfolio Optimization Aggressive Growth Fund

	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Open-End Funds	$ 150,907,115	$ —	$ —	$ 150,907,115
Exchange Traded Funds	124,104,182	—	—	124,104,182
Total Assets	$275,011,297	$ —	$ —	$275,011,297

Aristotle Portfolio Optimization Conservative Fund

	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Open-End Funds	$ 101,900,620	$ —	$ —	$ 101,900,620
Exchange Traded Funds	43,873,139	—	—	43,873,139
Total Assets	$145,773,759	$ —	$ —	$145,773,759

Aristotle Portfolio Optimization Growth Fund

	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Open-End Funds	$ 395,129,556	$ —	$ —	$ 395,129,556
Exchange Traded Funds	268,120,182	—	—	268,120,182
Total Assets	$663,249,738	$ —	$ —	$663,249,738

C-10

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Portfolio Optimization Moderate Conservative Fund

	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Open-End Funds	$ 144,065,143	$ —	$ —	$ 144,065,143
Exchange Traded Funds	67,915,951	—	—	67,915,951
Total Assets	$211,981,094	$ —	$ —	$211,981,094

Aristotle Portfolio Optimization Moderate Fund

	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Open-End Funds	$ 505,192,321	$ —	$ —	$ 505,192,321
Exchange Traded Funds	239,680,130	—	—	239,680,130
Total Assets	$744,872,451	$ —	$ —	$744,872,451

*	Refer to the Schedule of Investments for industry classifications.
Bank Loans
Floating rate bank loan notes (“Bank Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Bank Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset under investments at value, and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.
The total unfunded loan commitments that could be extended at the option of the borrowers for the period ended March 31, 2024, are summarized in the following table:

Fund	Unfunded Loan Commitments	Value	Net Unrealized Appreciation (Depreciation)
Aristotle Floating Rate Income Fund	$ 3,154,861	$ 3,202,184	$ 75,438

Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and interest, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.
Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

C-11

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders
Each Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders.
•	Portfolio Optimization Funds and Equity Funds – dividends, if any, are generally declared and paid annually.
•	Fixed Income Funds (except Floating Rate Income Fund and Ultra Short Income Fund) – dividends, if any, are generally declared and paid monthly.
•	Floating Rate Income Fund and Ultra Short Income Fund – dividends, if any, are generally declared daily and paid monthly.
The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.
NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS PRIOR TO APRIL 17, 2023
Prior to April 17, 2023, the Pacific Funds Series Trust (the “Phase I Predecessor Trust”), on behalf of the predecessor funds to certain Funds (the “Phase I Predecessor Funds”), entered into an Investment Advisory Agreement (the “Agreement”) with Pacific Life Fund Advisors (“PLFA”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). Under the terms of the Agreement, the Predecessor Funds payed a monthly investment advisory fee to PLFA based on each Phase I Predecessor Fund’s average daily net assets. Prior to April 17, 2023, the Phase I Predecessor Trust, on behalf of the Phase I Predecessor Funds, and PLFA entered into Sub-Advisory Agreements with various invesment management firms under PLFA’s supervision to sub-advise certain Funds in these financial statement. PLFA managed the Portfolio Optimization Funds directly. PLFA, as Invesment Adviser to each Fund of the Phase I Predecessor Trust, paid related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Phase I Predecessor Trust. The investment advisory fee rates, the investment advisory fee waiver rate and the sub-adviser of each Fund (if applicable), were as follows:

Phase I Predecessor Fund	Sub-Advisor	Investment Advisory Fees	Investment Advisory Fee Waiver
Pacific Funds Core Income	Pacific Asset Management LLC	0.50%	0.025% from $1 billion to $2 billion, 0.050% on next $1 billion, 0.075% on excess
Pacific Funds ESG Core Bond	Pacific Asset Management LLC	0.38%	—
Pacific Funds Floating Rate Income	Pacific Asset Management LLC	0.65%	0.025% from $1 billion to $2 billion, 0.050% on next $1 billion, 0.075% on excess
Pacific Funds High Income	Pacific Asset Management LLC	0.60%	0.025% from $1 billion to $2 billion, 0.050% on next $1 billion, 0.075% on excess
Pacific Funds Short Duration Income	Pacific Asset Management LLC	0.40%	0.025% from $1 billion to $2 billion, 0.050% on next $1 billion, 0.075% on excess
Pacific Funds Strategic Income	Pacific Asset Management LLC	0.60%	0.025% from $1 billion to $2 billion, 0.050% on next $1 billion, 0.075% on excess
Pacific Funds Ultra Short Income	Pacific Asset Management LLC	0.25%	—
PF Growth Fund	MFS Investment Management	0.55%	—
Pacific Funds Small/Mid-Cap	Rothschild & Co Asset Management US Inc.	0.75%	—
Pacific Funds Portfolio Optimization Aggressive-Growth	—	0.20%	0.025% from $2 billion to $3 billion, 0.50% on next $2 billion, 0.075% on next $2.5 billion, and 0.100% on excess

C-12

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Phase I Predecessor Fund	Sub-Advisor	Investment Advisory Fees	Investment Advisory Fee Waiver
Pacific Funds Portfolio Optimization Conservative	—	0.20%	0.025% from $2 billion to $3 billion, 0.50% on next $2 billion, 0.075% on next $2.5 billion, and 0.100% on excess
Pacific Funds Portfolio Optimization Growth	—	0.20%	0.025% from $2 billion to $3 billion, 0.50% on next $2 billion, 0.075% on next $2.5 billion, and 0.100% on excess
Pacific Funds Portfolio Optimization Moderate-Conservative	—	0.20%	0.025% from $2 billion to $3 billion, 0.50% on next $2 billion, 0.075% on next $2.5 billion, and 0.100% on excess
Pacific Funds Portfolio Optimization Moderate	—	0.20%	0.025% from $2 billion to $3 billion, 0.50% on next $2 billion, 0.075% on next $2.5 billion, and 0.100% on excess

The total advisory fee amounts paid to PLFA for the year ending March 31, 2024 were as follows:

Fund	Advisory Fees Paid to PLFA
Aristotle Core Income Fund	$202,083
Aristotle ESG Core Bond Fund	4,401
Aristotle Floating Rate Income Fund	1,001,567
Aristotle High Yield Bond Fund	20,475
Aristotle Short Duration Income Fund	173,174
Aristotle Strategic Income Fund	387,634
Aristotle Ultra Short Income Fund	6,966
Aristotle Growth Equity Fund	34,834
Aristotle Small/Mid Cap Equity Fund	29,445
Aristotle Portfolio Optimization Aggressive Growth Fund	23,203
Aristotle Portfolio Optimization Conservative Fund	14,852
Aristotle Portfolio Optimization Growth Fund	58,239
Aristotle Portfolio Optimization Moderate Conservative Fund	20,180
Aristotle Portfolio Optimization Moderate Fund	67,231

Pacific Life served as administrator to the Phase I Predecessor Trust. Pacific Life and PLFA performed, procured, and/or oversaw administrative services for each of the Phase I Predecessor Funds. These services included, but were not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Phase I Predecessor Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Phase I Predecessor Trust and to permit the Phase I Predecessor Trust to conduct business as described in its regristration statement; and other services necessary for the administration of the Phase I Predecessor Funds’ affairs.
Pacific Life received an administration fee from each Phase I Predecessor Fund based on an annual rate of 0.15% of average daily net assets of each Phase I Predecessor Fund.
Pacific Select Distributors, LLC (the “Phase I Distributor”), a wholly-owned subsidiary of Pacific Life, served as distributor of the Phase I Predecessor Trust’s shares. The Phase I Distributor bore all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Phase I Distributor in connection with the distribution or sale of the Phase I Predecessor Trust’ shares and made distribution and/or service payments to selling groups in connection with the sale of certain of the Phase I Predecessor Trusts’ shares and subsequent servicing needs of the shareholder provided by selling groups.
The Phase I Distributor received distribution and service fees for Class C shares pursuant to a distribution and service plan as adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (the “Class C 12b-1 Plans”). The Phase I Distributor also received service fees pursuant to a non-12b-1 service plan for Class A shares (the “Class A Service Plan”). There were no distribution and/or service fees for Class I, Class I-2, Class P and Class R6 shares of the Phase I Predecessor Funds. The Phase I Distributor received distribution and/or service fees from each applicable Phase I Predecessor Fund and share class, which are based on the following annual percentages of average daily net assets:

Plan	Distribution Fee Rate	Service Fee Rate
Class C 12b-1 Plan	0.75%	0.25%
Class A Service Plan	—	0.25%

C-13

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
The total distribution and service fees amounts paid to the Pacific Select Distributors for the year ending March 31, 2024 were as follows:

Fund	Distribution and Service Fees Paid to Pacific Select Distributors
Aristotle Core Income Fund	$20,977
Aristotle ESG Core Bond Fund	—
Aristotle Floating Rate Income Fund	76,904
Aristotle High Yield Bond Fund	1,060
Aristotle Short Duration Income Fund	16,136
Aristotle Strategic Income Fund	38,778
Aristotle Ultra Short Income Fund	—
Aristotle Growth Equity Fund	—
Aristotle Small/Mid Cap Equity Fund	3,588
Aristotle Portfolio Optimization Aggressive Growth Fund	36,733
Aristotle Portfolio Optimization Conservative Fund	25,494
Aristotle Portfolio Optimization Growth Fund	92,064
Aristotle Portfolio Optimization Moderate Conservative Fund	30,882
Aristotle Portfolio Optimization Moderate Fund	104,524

To help limit the Phase I Predecessor Trust’s expenses, PLFA had contractually agreed to reimburse each Fund for certain operating expenses that exceeded an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating expenses included, but were not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses.
These operating expenses did not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The following were the expense caps for each of the Phase I Predecessor Funds for all applicable share classes:

Fund	Total Limit on Annual Operating Expenses*
	Class A	Class C	Class I	Class R6	Class I-2	Class P
Pacific Funds Core Income	0.10%	0.10%	0.05%	—	0.05%	0.05%
Pacific Funds ESG Core Bond	—	—	0.10%	—	0.10%	—
Pacific Funds Floating Rate Income	0.10%	0.10%	0.05%	—	0.10%	0.05%
Pacific Funds High Income	0.10%	0.10%	0.05%	—	0.10%	0.05%
Pacific Funds Short Duration Income	0.10%	0.10%	0.05%	—	0.10%	—
Pacific Funds Strategic Income	0.10%	0.10%	0.05%	—	0.10%	—
Pacific Funds Ultra Short Income	—	—	0.07%	—	0.07%	—
PF Growth Fund	—	—	—	—	—	0.15%
Pacific Funds Small/Mid-Cap	0.20%	0.20%	—	0.10%	0.20%	0.10%
Pacific Funds Portfolio Optimization Aggressive-Growth	0.15%	0.15%	—	—	0.15%	—
Pacific Funds Portfolio Optimization Conservative	0.15%	0.15%	—	—	0.15%	—
Pacific Funds Portfolio Optimization Growth	0.15%	0.15%	—	—	0.15%	—
Pacific Funds Portfolio Optimization Moderate-Conservative	0.15%	0.15%	—	—	0.15%	—
Pacific Funds Portfolio Optimization Moderate	0.15%	0.15%	—	—	0.15%	—

C-14

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
The total expense reimbursement amounts, if any, waived by PLFA for the year ending March 31, 2024 were as follows:

Fund	Fees Waived by PLFA
Pacific Funds Core Income	$59,999
Pacific Funds ESG Core Bond	3,641
Pacific Funds Floating Rate Income	263,408
Pacific Funds High Income	9,717
Pacific Funds Short Duration Income	50,310
Pacific Funds Strategic Income	74,323
Pacific Funds Ultra Short Income	18,838
PF Growth Fund	15,134
Pacific Funds Small/Mid-Cap	2,367
Pacific Funds Portfolio Optimization Aggressive-Growth	8,936
Pacific Funds Portfolio Optimization Conservative	7,485
Pacific Funds Portfolio Optimization Growth	15,406
Pacific Funds Portfolio Optimization Moderate-Conservative	8,412
Pacific Funds Portfolio Optimization Moderate	16,961

*	The total limit on annual operating expenses is calculated based on each Predecessor Fund’s average daily net assets.
The Phase I Predecessor Trust paid each independent trustee of the PLFA Board of Trustees (the “PLFA Board”) retainer fees and specified amounts as compensation for various PLFA Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the PLFA Board are presented in the Statements of Operations. Each independent trustee of the PLFA Board was eligible to participate in the Phase I Predecessor Trust’s Deferred Compensation Plan (the “PLFA Plan”). The PLFA Plan allowed each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account were obligations of certain Funds of the Phase I Predecessor Trust at the time of such deferral and were payable in accordance with the PLFA Plan. A Trustee who deferred compensation had the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Phase I Predecessor Trust without a sales load or at NAV of Class I. The obligation of certain Funds of the Phase I Predecessor Trust under the PLFA Plan (the “DCP Liability”) was recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account would cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account was recorded as an increase or decrease to expenses (trustees’ fees and expenses). All deferred compensation was distributed prior to April 17, 2023.
NOTE 4 – INVESTMENT ADVISORY AND OTHER AGREEMENTS PRIOR TO OCTOBER 23, 2023
Prior to October 23, 2023, the Investment Managers Series Trust (the “Phase II Predecessor Trust”), on behalf of the predecessor funds to certain Funds (the “Phase II Predecessor Funds”), entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”). Under the terms of the Agreements, the Phase II Predecessor Funds paid a monthly investment advisory fee to the respective Advisor based on each Phase II Predecessor Fund’s average daily net assets. The annual rates are listed in the table below:

Phase II Predecessor Fund	Investment Advisors	Investment Advisory Fees
Aristotle Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%
Aristotle International Equity Fund	Aristotle Capital Management, LLC	0.70%
Aristotle Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Aristotle/Saul Global Equity Fund	Aristotle Capital Management, LLC	0.70%
Aristotle Value Equity Fund	Aristotle Capital Management, LLC	0.60%

The respective Advisor for each Phase II Predecessor Fund had contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims pertaining to the Global Equity Fund and the International Equity Fund, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation).

C-15

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
The agreements were effective until October 23, 2023 when the Phase II Predecessor Funds reorganized into a respective Fund. The table below contains the expense cap by Phase II Predecessor Fund:

Fund	Total Limit on Annual Operating Expenses*
Aristotle Core Equity Fund	0.65%
Aristotle International Equity Fund	0.80%
Aristotle Small Cap Equity Fund	0.90%
Aristotle/Saul Global Equity Fund	0.80%
Aristotle Value Equity Fund	0.69%

*	The total limit on annual operating expenses is calculated based on each Phase II Predecessor Fund’s average daily net assets.
UMB Fund Services, Inc. (“UMBFS”) served as the Phase II Predecessor Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) served as the Phase II Predecessor Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, served as the Phase II Predecessor Funds’ custodian. The Phase II Predecessor Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended October 23, 2023 are reported on the Statements of Operations. IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), served as the Phase II Predecessor Funds’ distributor (the “Phase II Distributor”). The Phase II Distributor did not receive compensation from the Phase II Predecessor Funds for its distribution services; the Advisor paid the Phase II Distributor a fee for its distribution-related services.
Certain trustees and officers of the Phase II Predecessor Trust were employees of UMBFS or MFAC. The Phase II Predecessor Funds did not compensate trustees and officers affiliated with the Phase II Predecessor Funds’ co-administrators. For the period ended October 23, 2023, the Phase II Predecessor Funds’ allocated fees incurred to IMST trustees who were not affiliated with the Phase II Predecessor Funds’ co-administrators are reported on the Statements of Operations.
The IMST Board of Trustees had adopted a Deferred Compensation Plan (the “IMST Plan”) for the Phase II Predecessor Funds’ non-interested trustees that enables trustees to elect to receive payment in cash or the option to select various fund(s) in the Phase II Predecessor Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the IMST Plan provided for the creation of a deferred payment account. The Phase II Predecessor Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Phase II Predecessor Funds until distributed in accordance with the IMST Plan. The Trustees’ Deferred compensation liability under the IMST Plan constituted a general unsecured obligation of each Phase II Predecessor Fund and is disclosed in the Statements of Assets and Liabilities. Any applicable deferred compensation was distributed prior to October 23, 2023. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.
Dziura Compliance Consulting, LLC provided Chief Compliance Officer (“CCO”) services to the Phase II Predecessor Trust. The Phase II Predecessor Funds’ allocated fees incurred for CCO services for the period ended October 23, 2023, are reported on the Statements of Operations.
NOTE 5 – INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with AIS. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to AIS based on each Fund’s average daily net assets. Fees paid to AIS for the period ended March 31, 2024 are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Fund	Annual Investment Advisory Fee Rate (as a percentage of average daily net assets)
Aristotle Core Income Fund	0.50%
Aristotle ESG Core Bond Fund	0.38%
Aristotle Floating Rate Income Fund	0.62%
Aristotle High Yield Bond Fund	0.60%
Aristotle Short Duration Income Fund	0.40%
Aristotle Strategic Income Fund	0.59%
Aristotle Ultra Short Income Fund	0.25%
Aristotle Core Equity Fund	0.50%
Aristotle Growth Equity Fund	0.55%
Aristotle International Equity Fund	0.70%

C-16

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Annual Investment Advisory Fee Rate (as a percentage of average daily net assets)
Aristotle Small Cap Equity Fund	0.70%
Aristotle Small/Mid Cap Equity Fund	0.70%
Aristotle/Saul Global Equity Fund	0.70%
Aristotle Value Equity Fund	0.55%(a)
Aristotle Portfolio Optimization Aggressive Growth Fund	0.20%
Aristotle Portfolio Optimization Conservative Fund	0.20%
Aristotle Portfolio Optimization Growth Fund	0.20%
Aristotle Portfolio Optimization Moderate Conservative Fund	0.20%
Aristotle Portfolio Optimization Moderate Fund	0.20%

(a)	Prior to January 22, 2024, the rate was 0.60%
Beginning April 1, 2024, the annual advisory fee rates for certain Funds were changed to the rates listed in the table below:

Fund	Annual Investment Advisory Fee Rate (as a percentage of average daily net assets)
Aristotle Core Income Fund	0.40%
Aristotle ESG Core Bond Fund	0.35%
Aristotle Floating Rate Income Fund	0.55%
Aristotle High Yield Bond Fund	0.50%
Aristotle Short Duration Income Fund	0.25%
Aristotle Strategic Income Fund	0.50%
Aristotle International Equity Fund	0.60%
Aristotle Small Cap Equity Fund	0.65%
Aristotle Small/Mid Cap Equity Fund	0.65%
Aristotle/Saul Global Equity Fund	0.60%

The Adviser engages the following sub-advisers to manage the Funds (each a “Sub Adviser” and collectively the “Sub Advisers”). The Adviser pays the Sub Advisers from its advisory fees.
Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”)
Aristotle Atlantic, located at 50 Central Avenue, Suite 750, Sarasota, Florida 34236, acts as sub-adviser to Aristotle Core Equity Fund and Aristotle Growth Equity Fund.
Aristotle Capital Boston, LLC (“Aristotle Boston”)
Aristotle Boston, located at One Federal Street, 36th Floor, Boston, Massachusetts 02110, acts as sub-adviser to the Aristotle Small/Mid Cap Equity Fund and Aristotle Small Cap Equity Fund.
Aristotle Capital Management, LLC (“Aristotle Capital”)
Aristotle Capital, located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, acts as investment adviser to Aristotle International Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Value Equity Fund.
Aristotle Pacific Capital, LLC (“Aristotle Pacific”)
Aristotle Pacific, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, acts as sub-adviser to the Income Funds.

C-17

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Pacific Life Fund Advisors LLC (“PLFA”)
PLFA, located at 700 Newport Center Drive, Newport Beach, California 92660, acts as sub-adviser to the Portfolio Optimization Funds.
The total advisory fee amounts paid to AIS for the year ending March 31, 2024 were as follows:

Fund	Advisory Fees Paid to AIS
Aristotle Core Income Fund	$8,248,003
Aristotle ESG Core Bond Fund	99,904
Aristotle Floating Rate Income Fund	21,514,869
Aristotle High Yield Bond Fund	457,087
Aristotle Short Duration Income Fund	4,026,626
Aristotle Strategic Income Fund	10,972,577
Aristotle Ultra Short Income Fund	130,087
Aristotle Growth Equity Fund	1,305,321
Aristotle Small/Mid Cap Equity Fund	379,705
Aristotle Portfolio Optimization Aggressive Growth Fund	503,164
Aristotle Portfolio Optimization Conservative Fund	296,092
Aristotle Portfolio Optimization Growth Fund	1,235,778
Aristotle Portfolio Optimization Moderate Conservative Fund	414,123
Aristotle Portfolio Optimization Moderate Fund	1,412,193

Supervision and Administration Agreement
AIS in its capacity as the Funds’ administrator (the “Administrator”), effective on April 17, 2023 for the Income Funds, Portfolio Optimization Funds, Aristotle Small/Mid Cap Equity Fund and Aristotle Growth Equity Fund, and October 23, 2023 for Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, performs certain administrative services for each of the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, the Administrator provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. The Administrator receives a supervision and administration fee in return for its services. The supervision and administration services provided by the Administrator include, among others, (i) shareholder services, including the preparation of shareholder reports and the maintenance of a shareholder call center; (ii) regulatory compliance, such as report filings with the SEC and state or other regulatory authorities; and (iii) general supervision and coordination of matters relating to the operation of the Funds, including coordination of the services performed by the Funds’ advisers, custodian, transfer agent, dividend disbursing agent, recordkeeping agent, legal counsel, independent public accountants and others. The Administrator pays for and furnishes the office space and equipment necessary to carry out the Funds’ business and pays the compensation of the Trust’s officers and employees. In addition, the Administrator is responsible for arranging the services and bearing the expenses of the Trust’s service providers, including, among others, legal, audit, transfer agency, and recordkeeping services. The Administrator is also responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders.
The supervision and administration fee for each class of each Fund was paid at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately) through March 31, 2024:

Fund	Supervision and Administration Fee
Aristotle Core Income Fund
Class A	0.10%
Class C	0.10%
Class I	0.05%
Class I-2	0.05%
Aristotle ESG Core Bond Fund
Class I	0.10%
Class I-2	0.10%

C-18

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Supervision and Administration Fee
Aristotle Floating Rate Income Fund
Class A	0.13%
Class C	0.13%
Class I	0.05%
Class I-2	0.13%
Aristotle High Yield Bond Fund
Class A	0.10%
Class C	0.10%
Class I	0.05%
Class I-2	0.10%
Aristotle Short Duration Income Fund
Class A	0.10%
Class C	0.10%
Class I	0.05%
Class I-2	0.10%
Aristotle Strategic Income Fund
Class A	0.10%
Class C	0.10%
Class I	0.05%
Class I-2	0.10%
Aristotle Ultra Short Income Fund
Class A	0.07%
Class I	0.07%
Class I-2	0.07%
Aristotle Core Equity Fund
Class A	0.15%
Class I	0.15%
Class I-2	0.15%
Aristotle Growth Equity Fund
Class A	0.15%
Class I	0.15%
Class I-2	0.15%
Aristotle International Equity Fund
Class A	0.08%
Class I	0.08%
Class I-2	0.08%
Aristotle Small Cap Equity Fund
Class A	0.20%
Class C	0.20%
Class I	0.20%
Class I-2	0.20%
Class R6	0.15%
Aristotle Small/Mid Cap Equity Fund
Class A	0.20%
Class C	0.20%
Class I	0.15%
Class I-2	0.20%

C-19

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Supervision and Administration Fee
Aristotle/Saul Global Equity Fund
Class A	0.08%
Class I	0.08%
Class I-2	0.08%
Aristotle Value Equity Fund
Class A	0.14%(a)
Class I	0.14%(a)
Class I-2	0.14%(a)
Class R6	0.06%(b)
Aristotle Portfolio Optimization Aggressive Growth Fund
Class A	0.25%
Class C	0.25%
Class I-2	0.25%
Aristotle Portfolio Optimization Conservative Fund
Class A	0.25%
Class C	0.25%
Class I-2	0.25%
Aristotle Portfolio Optimization Growth Fund
Class A	0.25%
Class C	0.25%
Class I-2	0.25%
Aristotle Portfolio Optimization Moderate Conservative Fund
Class A	0.25%
Class C	0.25%
Class I-2	0.25%
Aristotle Portfolio Optimization Moderate Fund
Class A	0.25%
Class C	0.25%
Class I-2	0.25%

(a)	Prior to January 22, 2024, the rate was 0.09%.
(b)	Prior to January 22, 2024, the rate was 0.01%.
Beginning April 1, 2024, the supervision and administration fee rates for certain Funds were changed to the rates listed in the table below:

Fund	Supervision and Administration Fee
Aristotle Core Income Fund
Class A	0.20%
Class C	0.20%
Class I-2	0.15%
Aristotle ESG Core Bond Fund
Class I	0.13%
Class I-2	0.13%
Aristotle Floating Rate Income Fund
Class A	0.20%
Class C	0.20%
Class I	0.12%
Class I-2	0.20%

C-20

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Supervision and Administration Fee
Aristotle High Yield Bond Fund
Class A	0.20%
Class C	0.20%
Class I-2	0.15%
Aristotle Short Duration Income Fund
Class A	0.25%
Class C	0.25%
Class I	0.14%
Class I-2	0.24%
Aristotle Strategic Income Fund
Class A	0.19%
Class C	0.19%
Class I	0.09%
Class I-2	0.19%
Aristotle International Equity Fund
Class A	0.18%
Class I	0.18%
Class I-2	0.18%
Aristotle Small Cap Equity Fund
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class I-2	0.25%
Class R6	0.20%
Aristotle Small/Mid Cap Equity Fund
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class I-2	0.25%
Aristotle/Saul Global Equity Fund
Class A	0.18%
Class I	0.18%
Class I-2	0.18%

AIS has contractually agreed that to the extent that the aggregate expenses (the “Expenses”) incurred by a Fund, including but not limited to organizational and offering costs and the fees (but excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), exceed on an annual basis the amount specified below, AIS shall waive its fees under either or both of the Supervision and Administration Agreement and Advisory Agreement in an amount equal to such excess amount so that the Expenses incurred by a Fund in any fiscal year do not exceed the expense limit. Waived expenses are not subject to future recoupment.

Fund	Agreement Expires	Total Limit on Annual Operating Expenses†
		Class A	Class C	Class I	Class I-2	Class R6
Aristotle Core Income Fund	July 31, 2025	0.85%	1.60%	0.55%(a)	0.55%	—
Aristotle ESG Core Bond Fund	July 31, 2025	—	—	0.48%	0.48%	—
Aristotle Floating Rate Income Fund	July 31, 2025	1.02%	1.77%	0.72%	0.77%	—
Aristotle High Yield Bond Fund	July 31, 2025	0.95%	1.70%	0.65%(b)	0.70%(c)	—
Aristotle Short Duration Income Fund	July 31, 2025	0.75%	1.50%	0.45%(d)	0.50%(e)	—
Aristotle Strategic Income Fund	July 31, 2025	0.94%	1.69%	0.64%(f)	0.69%	—
Aristotle Ultra Short Income Fund	July 31, 2025	0.57%	—	0.32%	0.32%	—

C-21

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Agreement Expires	Total Limit on Annual Operating Expenses†
		Class A	Class C	Class I	Class I-2	Class R6
Aristotle Core Equity Fund	July 31, 2026	—	—	—(g)	0.65%	—
Aristotle Growth Equity Fund	July 31, 2025	—	—	0.70%	—	—
Aristotle International Equity Fund	July 31, 2026	—	—	—(h)	0.78%	—
Aristotle Small Cap Equity Fund	July 31, 2025	1.20%	1.95%	0.90%(i)	0.90%(i)	0.85%
Aristotle Small/Mid Cap Equity Fund	July 31, 2025	1.20%	1.95%	0.85%	0.95%	—
Aristotle/Saul Global Equity Fund	July 31, 2026	—	—	—(j)	0.78%	—
Aristotle Value Equity Fund	July 31, 2026	—	—	—(k)	0.69%	0.61%
Aristotle Portfolio Optimization Aggressive Growth Fund	July 31, 2025	1.26%	2.01%	—	1.01%	—
Aristotle Portfolio Optimization Conservative Fund	July 31, 2025	1.22%	1.97%	—	0.97%	—
Aristotle Portfolio Optimization Growth Fund	July 31, 2025	1.25%	2.00%	—	1.00%	—
Aristotle Portfolio Optimization Moderate Conservative Fund	July 31, 2025	1.22%	1.97%	—	0.97%	—
Aristotle Portfolio Optimization Moderate Fund	July 31, 2025	1.23%	1.98%	—	0.98%	—

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
(a)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.45%.
(b)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.55%.
(c)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.65%.
(d)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.39%.
(e)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.49%.
(f)	Effective April 1, 2024, the limit on Annual Operating Expenses for this class will be lowered to 0.59%.
(g)	Effective April 1, 2024, this class will implement a limit on Annual Operating Expenses of 0.65%.
(h)	Effective April 1, 2024, this class will implement a limit on Annual Operating Expenses of 0.78%.
(i)	Agreement expires on July 31, 2026.
(j)	Effective April 1, 2024, this class will implement a limit on Annual Operating Expenses of 0.78%.
(k)	Effective April 1, 2024, this class will implement a limit on Annual Operating Expenses of 0.69%.
The total expense reimbursement amounts, if any, waived by AIS for the year ending March 31, 2024 were as follows:

Fund	Fees Waived by AIS
Aristotle Core Income Fund	$162,153
Aristotle ESG Core Bond Fund	1,593
Aristotle Floating Rate Income Fund	31,725
Aristotle High Yield Bond Fund	4,749
Aristotle Short Duration Income Fund	60,592
Aristotle Strategic Income Fund	114,196
Aristotle Ultra Short Income Fund	3,190
Aristotle Growth Equity Fund	13,978
Aristotle Small/Mid Cap Equity Fund	73
Aristotle Portfolio Optimization Aggressive Growth Fund	—
Aristotle Portfolio Optimization Conservative Fund	—
Aristotle Portfolio Optimization Growth Fund	—
Aristotle Portfolio Optimization Moderate Conservative Fund	—
Aristotle Portfolio Optimization Moderate Fund	—

C-22

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
The total distribution and service fees amounts paid to Foreside Financial Services, LLC ("Foreside") for the year ending March 31, 2024 were as follows:

Fund	Distribution and Service Fees Paid to Foreside
Aristotle Core Income Fund	$467,315
Aristotle ESG Core Bond Fund	—
Aristotle Floating Rate Income Fund	1,664,073
Aristotle High Yield Bond Fund	21,787
Aristotle Short Duration Income Fund	518,274
Aristotle Strategic Income Fund	962,432
Aristotle Ultra Short Income Fund	820
Aristotle Growth Equity Fund	179
Aristotle Small/Mid Cap Equity Fund	63,444
Aristotle Portfolio Optimization Aggressive Growth Fund	786,565
Aristotle Portfolio Optimization Conservative Fund	493,747
Aristotle Portfolio Optimization Growth Fund	1,928,625
Aristotle Portfolio Optimization Moderate Conservative Fund	622,992
Aristotle Portfolio Optimization Moderate Fund	2,161,982

NOTE 6 – FEDERAL INCOME TAX INFORMATION
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2024, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.
Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.
On the Statements of Assets and Liabilities, the following adjustments were made:

Fund	Total Distributable Earnings (Loss)	Capital Stock
Aristotle Core Income Fund	$ —	$ —
Aristotle ESG Core Bond Fund	—	—
Aristotle Floating Rate Income Fund	—	—
Aristotle High Yield Bond Fund	—	—
Aristotle Short Duration Income Fund	—	—
Aristotle Strategic Income Fund	—	—
Aristotle Ultra Short Income Fund	—	—
Aristotle Core Equity Fund	—	—
Aristotle Growth Equity Fund	—	—
Aristotle International Equity Fund	—	—
Aristotle Small Cap Equity Fund	—	—
Aristotle Small/Mid Cap Equity Fund	—	—
Aristotle/Saul Global Cap Equity Fund	(85)	85
Aristotle Value Equity Fund	—	—
Aristotle Portfolio Optimization Aggressive Growth Fund	—	—

C-23

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Total Distributable Earnings (Loss)	Capital Stock
Aristotle Portfolio Optimization Conservative Fund	$ —	$ —
Aristotle Portfolio Optimization Growth Fund	—	—
Aristotle Portfolio Optimization Moderate Conservative Fund	—	—
Aristotle Portfolio Optimization Moderate Fund	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2024 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2024 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2024, as applicable:

Fund	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2024
	Short Term	Long Term
Aristotle Core Income Fund	$(18,049,239)	$(37,056,079)	$(55,105,318)	$ —
Aristotle ESG Core Bond Fund	(574,896)	(1,188,437)	(1,763,333)	—
Aristotle Floating Rate Income Fund	(41,086,688)	(201,314,832)	(242,401,520)	—
Aristotle High Yield Bond Fund	(4,484,062)	(14,216,364)	(18,700,426)	—
Aristotle Short Duration Income Fund	(6,212,686)	(17,567,115)	(23,779,801)	—
Aristotle Strategic Income Fund	(9,822,601)	(79,599,343)	(89,421,944)	—
Aristotle Ultra Short Income Fund	(139,028)	(33,346)	(172,374)	—
Aristotle Core Equity Fund	—	—	—	(8,858,919)
Aristotle Growth Equity Fund	—	—	—	—
Aristotle International Equity Fund	(2,121,142)	(14,108,363)	(16,229,505)	(548,939)
Aristotle Small Cap Equity Fund	(1,323,414)	—	(1,323,414)	(784,261)
Aristotle Small/Mid Cap Equity Fund	—	—	—	—
Aristotle/Saul Global Equity Fund	—	—	—	—
Aristotle Value Equity Fund	—	(3,940,950)	(3,940,950)	(12,313,747)
Aristotle Portfolio Optimization Aggressive Growth Fund	—	(16,833,610)	(16,833,610)	—
Aristotle Portfolio Optimization Conservative Fund	(2,479,492)	(15,018,659)	(17,498,151)	—
Aristotle Portfolio Optimization Growth Fund	—	(30,089,010)	(30,089,010)	—
Aristotle Portfolio Optimization Moderate Conservative Fund	(3,286,779)	(20,455,937)	(23,742,716)	—
Aristotle Portfolio Optimization Moderate Fund	(17,665,632)	(22,178,761)	(39,844,393)	—

Additionally, at March 31, 2024, the Funds deferred on a tax basis losses as follows:

Fund	Post-October Losses	Late-Year Losses
Aristotle Core Income Fund	$ —	$ —
Aristotle ESG Core Bond Fund	—	—
Aristotle Floating Rate Income Fund	—	—
Aristotle High Yield Bond Fund	—	—
Aristotle Short Duration Income Fund	—	—
Aristotle Strategic Income Fund	—	—
Aristotle Ultra Short Income Fund	—	—
Aristotle Core Equity Fund	—	—
Aristotle Growth Equity Fund	—	—
Aristotle International Equity Fund	—	—
Aristotle Small Cap Equity Fund	—	—
Aristotle Small/Mid Cap Equity Fund	—	—
Aristotle/Saul Global Equity Fund	—	—
Aristotle Value Equity Fund	—	—

C-24

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Post-October Losses	Late-Year Losses
Aristotle Portfolio Optimization Aggressive Growth Fund	$ —	$ —
Aristotle Portfolio Optimization Conservative Fund	—	—
Aristotle Portfolio Optimization Growth Fund	—	—
Aristotle Portfolio Optimization Moderate Conservative Fund	—	—
Aristotle Portfolio Optimization Moderate Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.
At March 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Aristotle Core Income Fund	Aristotle ESG Core Bond Fund	Aristotle Floating Rate Income Fund	Aristotle High Yield Bond Fund	Aristotle Short Duration Income Fund
Cost of Portfolio	$2,316,692,966	$29,472,504	$3,816,581,941	$76,388,836	$ 960,914,866
Gross Unrealized Appreciation	19,365,148	155,127	52,410,617	1,432,600	4,923,725
Gross Unrealized Depreciation	(75,602,244)	(2,379,812)	(25,060,168)	(2,762,658)	(9,904,707)
Gross Unrealized Appreciation/(Depreciation) on Foreign Currencies	—	—	—	—	—
Net Unrealized Appreciation/(Depreciation)	(56,237,096)	(2,224,685)	27,350,449	(1,330,058)	(4,980,982)
Undistributed Ordinary Income	1,875,506	9,111	5,563,387	47,445	516,323
Undistributed Long-Term Capital Gains	—	—	—	—	—
Other Accumulated Gains/(Losses)	(55,924,466)	(1,763,333)	(247,042,028)	(18,701,202)	(23,855,391)
Total Distributable Earnings/(Loss)	$(110,286,056)	$(3,978,907)	$(214,128,192)	$(19,983,815)	$(28,320,050)

Fund	Aristotle Strategic Income Fund	Aristotle Ultra Short Income Fund	Aristotle Core Equity Fund	Aristotle Growth Equity Fund	Aristotle International Equity Fund
Cost of Portfolio	$2,582,511,826	$46,375,236	$294,100,862	$201,951,750	$ 537,326,349
Gross Unrealized Appreciation	34,347,606	151,776	126,565,415	80,669,616	118,180,315
Gross Unrealized Depreciation	(52,006,357)	(101,295)	(12,167,359)	(5,312,785)	(34,432,183)
Gross Unrealized Appreciation/(Depreciation) on Foreign Currencies	—	—	—	—	(31,985)
Net Unrealized Appreciation/(Depreciation)	(17,658,751)	50,481	114,398,056	75,356,831	83,716,147
Undistributed Ordinary Income	2,511,771	47,198	319,814	733,053	1,062,720
Undistributed Long-Term Capital Gains	—	—	274,976	8,631,304	—
Other Accumulated Gains/(Losses)	(90,644,805)	(172,374)	—	—	(16,229,505)
Total Distributable Earnings/(Loss)	$(105,791,785)	$(74,695)	$114,992,846	$84,721,188	$68,549,362

Fund	Aristotle Small Cap Equity Fund	Aristotle Small/Mid Cap Equity Fund	Aristotle/Saul Global Equity Fund	Aristotle Value Equity Fund
Cost of Portfolio	$176,163,780	$40,483,495	$38,946,873	$494,202,079
Gross Unrealized Appreciation	61,716,197	9,222,540	23,335,123	204,522,382
Gross Unrealized Depreciation	(29,646,527)	(2,342,481)	(2,023,290)	(15,210,434)
Gross Unrealized Appreciation/(Depreciation) on Foreign Currencies	—	—	(5,890)	—
Net Unrealized Appreciation/(Depreciation)	32,069,670	6,880,059	21,305,943	189,311,948
Undistributed Ordinary Income	142,020	293,775	91,705	4,032,115
Undistributed Long-Term Capital Gains	—	1,004,202	559,797	—
Other Accumulated Gains/(Losses)	(1,323,414)	—	—	(3,940,950)
Total Distributable Earnings/(Loss)	$30,888,276	$8,178,036	$21,957,445	$189,403,113

C-25

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

Fund	Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle Portfolio Optimization Conservative Fund	Aristotle Portfolio Optimization Growth Fund	Aristotle Portfolio Optimization Moderate Conservative Fund	Aristotle Portfolio Optimization Moderate Fund
Cost of Portfolio	$240,625,457	$140,402,313	$590,401,008	$200,226,397	$ 680,107,643
Gross Unrealized Appreciation	37,118,840	6,394,434	75,004,177	13,419,628	70,135,533
Gross Unrealized Depreciation	(2,733,000)	(1,022,988)	(2,155,447)	(1,664,931)	(5,370,725)
Gross Unrealized Appreciation/(Depreciation) on Foreign Currencies	—	—	—	—	—
Net Unrealized Appreciation/(Depreciation)	34,385,840	5,371,446	72,848,730	11,754,697	64,764,808
Undistributed Ordinary Income	5,622,719	5,351,975	16,742,462	6,980,538	20,301,550
Undistributed Long-Term Capital Gains	—	—	—	—	—
Other Accumulated Gains/(Losses)	(16,833,610)	(17,498,151)	(30,089,010)	(23,742,716)	(39,844,393)
Total Distributable Earnings/(Loss)	$23,174,949	$(6,774,730)	$59,502,182	$(5,007,481)	$45,221,965

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2021.
TAX CHARACTER OF DISTRIBUTIONS
The tax character of income and capital gains distributions to shareholders during the fiscal years ended March 31, 2024, December 31, 2023 and December 31, 2022 were as follows:

	For the Year Ended March 31, 2024			For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Aristotle Core Equity Fund	$ —	$ —	$ —	$ 2,089,883	$—	$ 2,089,883	$ 803,097	$ 598,391	$ 1,401,488
Aristotle International Equity Fund	—	—	—	7,188,659	—	7,188,659	4,698,478	—	4,698,478
Aristotle Small Cap Equity Fund	—	—	—	1,098,665	669,428	1,768,093	—	9,325,231	9,325,231
Aristotle/Saul Global Equity Fund	—	—	—	706,709	2,936,281	3,642,990	786,248	2,576,225	3,362,473
Aristotle Value Equity Fund	—	—	—	7,885,115	—	7,885,115	8,597,840	4,643,009	13,240,849

The tax character of income and capital gains distributions to shareholders during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	For the Year Ended March 31, 2024			For the Year Ended March 31, 2023
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Aristotle Core Income Fund	$ 78,725,495	$ —	$ 78,725,495	$ 27,227,189	$ —	$ 27,227,189
Aristotle ESG Core Bond Fund	877,868	—	877,868	583,386	—	583,386
Aristotle Floating Rate Income Fund	329,162,269	—	329,162,269	276,118,537	—	276,118,537
Aristotle High Yield Bond Fund	5,317,141	—	5,317,141	6,230,519	—	6,230,519
Aristotle Short Duration Income Fund	44,904,494	—	44,904,494	25,596,728	—	25,596,728
Aristotle Strategic Income Fund	108,752,164	—	108,752,164	63,781,346	5,752,429	69,533,775
Aristotle Ultra Short Income Fund	2,881,216	—	2,881,216	1,407,993	—	1,407,993
Aristotle Growth Equity Fund	161,601	37,839,036	38,000,637	—	37,976,618	37,976,618
Aristotle Small/Mid Cap Equity Fund	708,745	17,363,830	18,072,575	—	37,080,431	37,080,431
Aristotle Portfolio Optimization Aggressive Growth Fund	1,212,212	3,245,439	4,457,651	—	69,949,540	69,949,540
Aristotle Portfolio Optimization Conservative Fund	4,932,819	—	4,932,819	343,974	11,118,430	11,462,404
Aristotle Portfolio Optimization Growth Fund	6,481,877	2,104,118	8,585,995	—	140,125,011	140,125,011

C-26

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	For the Year Ended March 31, 2024			For the Year Ended March 31, 2023
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Aristotle Portfolio Optimization Moderate Conservative Fund	$5,591,090	$ —	$5,591,090	$ 499	$28,911,564	$28,912,063
Aristotle Portfolio Optimization Moderate Fund	12,160,730	—	12,160,730	493	146,282,178	146,282,671

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.
NOTE 7 – DISTRIBUTION AND SERVICE PLAN
Class A shares and Class C shares have adopted a Distribution and Service Plan in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act. For the fiscal year ended March 31, 2024, distribution and service fees incurred are disclosed on the Statements of Operations. The Plan provides for the payment of distribution and service fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and up to 1.00% of average daily net assets attributable to Class C shares.
Prior to October 23, 2023, the Phase II Predecessor Trust, on behalf of Aristotle International Equity Fund, Aristotle Small Cap Equity Fund and Aristotle Core Equity Fund, had adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers.
The Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund shareholder servicing fees incurred during the period prior to October 23, 2023 are disclosed on the Statement of Operation.
NOTE 8 – INDEMNIFICATIONS
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties of the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.
NOTE 9 – FUND OF FUNDS
Portfolio Optimization Conservative Fund, Portfolio Optimization Moderate Conservative Fund, Portfolio Optimization Moderate Fund, Portfolio Optimization Growth Fund and Portfolio Optimization Aggressive Growth Fund each operate as a “Fund of Funds,” by investing in a combination of underlying funds, including funds that are actively managed by an affiliate of AIS and unaffiliated exchange-traded funds (“ETFs”) (the “Underlying Funds”). The allocation of the Funds’ assets between underlying funds sub-advised by an affiliate of AIS and unaffiliated ETFs will vary over time, although PLFA currently expects to invest, under normal circumstances within the asset breakout shown below in Underlying Funds sub-advised by an affiliate of AIS. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges below. AIS believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by AIS or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

Broad Asset Class Allocations
	Debt	Equity
Aristotle Portfolio Optimization Aggressive Growth Fund	0-15%	85-100%
Aristotle Portfolio Optimization Conservative Fund	70-85%	15-30%
Aristotle Portfolio Optimization Growth Fund	15-30%	70-85%
Aristotle Portfolio Optimization Moderate Conservative Fund	50-70%	30-50%
Aristotle Portfolio Optimization Moderate Fund	30-50%	50-70%

C-27

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Aristotle Portfolio Optimization Aggressive Growth Fund
Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Core Equity Fund - Class I*	$—	$44,801,275	$(11,648,779)	$898,784	$10,045,711	$44,096,991	$132,704	$ —	3,405,173
Aristotle Core Income Fund - Class I**	1,937,451	15,829,147	(8,402,579)	(111,681)	66,233	9,318,571	445,168	—	965,655
Aristotle Floating Rate Income Fund - Class I**	1,329,126	4,019,049	(5,328,433)	(18,359)	(1,383)	—	41,258	—	—
Aristotle Growth Equity Fund - Class I**	29,090,122	54,543,104	(42,675,068)	(737,346)	6,768,570	46,989,382	6,052,576	—	3,346,822
Aristotle High Yield Bond Fund - Class I**	2,617,630	5,917,073	(4,748,607)	(63)	151,456	3,937,489	230,981	—	426,597
Aristotle International Equity Fund - Class I*	—	46,033,487	(11,947,836)	40,603	3,367,037	37,493,291	70,099	—	3,386,928
Aristotle Short Duration Income Fund - Class I**	—	13,632,669	(4,681,813)	20,304	100,231	9,071,391	482,831	—	897,269
PF Emerging Markets Debt Fund - Class P	2,600,912	—	(2,616,806)	(89,064)	104,958	—	—	—	—
PF Emerging Markets Fund - Class P	10,609,946	24,943	(10,819,118)	758,106	(573,877)	—	24,943	—	—
PF International Growth Fund - Class P	6,948,122	—	(7,097,225)	(1,089,917)	1,239,020	—	—	—	—
PF International Small-Cap Fund - Class P	3,986,358	53,163	(4,034,761)	534,949	(539,709)	—	53,163	—	—
PF International Value Fund - Class P	4,310,449	12,140	(4,427,869)	2,103,067	(1,997,787)	—	12,140	—	—
PF Large-Cap Value Fund - Class P	19,924,701	1,474,684	(20,211,374)	1,033,266	(2,221,277)	—	1,474,684	—	—
PF Managed Bond Fund - Class P	9,631,621	3,945	(9,635,757)	(21,249)	21,440	—	3,945	—	—
PF Multi-Asset Fund - Class P	133,912,215	2,729,107	(135,070,929)	(23,036,651)	21,466,258	—	2,729,107	—	—
PF Real Estate Fund - Class P	6,805,298	170,132	(6,738,867)	2,063,988	(2,300,551)	—	170,132	—	—
PF Short Duration Bond Fund - Class P	11,559,924	97,588	(11,573,418)	(158,588)	74,494	—	97,588	—	—
PF Small-Cap Growth Fund - Class P	9,400,788	—	(9,451,705)	(652,278)	703,195	—	—	—	—
PF Small-Cap Value Fund - Class P	11,956,432	669,539	(11,818,873)	(1,443,791)	636,693	—	669,539	—	—
	$266,621,095	$190,011,045	$(322,929,817)	$(19,905,920)	$37,110,712	$150,907,115	$12,690,858	$—	12,428,444

*	Aristotle Core Equity Fund Class I and Aristotle International Equity Fund Class I reflect activity from the inception date of April 17, 2023 through March 31, 2024.
**
Effective April 17, 2023, Pacific Funds Core Income Class P, Pacific Funds Floating Rate Income Class P, Pacific Funds High Income Class P, PF Growth Fund Class P, and Pacific Funds Short Duration Income Class I merged into Aristotle Core Income Fund Class I, Aristotle Floating Rate Income Fund Class I, Aristotle High Yield Bond Fund Class I, Aristotle Growth Equity Fund Class I, and Aristotle Short Duration Income Fund Class I, respectively.

Aristotle Portfolio Optimization Conservative Fund
Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of
5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024

C-28

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Core Equity Fund - Class I*	$—	$5,953,813	$(2,251,034)	$196,182	1,150,194	$5,049,155	$16,189	$ —	389,896
Aristotle Core Income Fund - Class I**	12,954,697	91,141,222	(48,275,050)	(952,773)	464,227	55,332,323	2,813,642	—	5,733,919
Aristotle Floating Rate Income Fund - Class I**	4,330,270	8,903,378	(11,106,624)	(48,745)	88,816	2,167,095	272,199	—	226,447
Aristotle Growth Equity Fund - Class I**	4,789,510	8,414,963	(7,689,402)	(230,976)	1,133,137	6,417,232	956,192	—	457,068
Aristotle High Yield Bond Fund - Class I**	7,722,052	9,190,080	(10,649,576)	165,238	65,295	6,493,089	446,747	—	703,477
Aristotle International Equity Fund - Class I*	—	5,366,772	(2,797,184)	80,634	288,767	2,938,989	9,860	—	265,491
Aristotle Short Duration Income Fund - Class I**	—	31,543,057	(8,315,972)	12,789	262,863	23,502,737	1,140,773	—	2,324,702
PF Emerging Markets Debt - Class P	4,262,568	—	(4,288,599)	(190,882)	216,913	—	—	—	—
PF Emerging Markets - Class P	1,738,909	4,100	(1,773,206)	29,682	515	—	4,100	—	—
PF Inflation Managed - Class P	7,619,544	—	(7,654,866)	(3,113)	38,435	—	—	—	—
PF International Growth - Class P	437,993	—	(447,418)	25,019	(15,594)	—	—	—	—
PF International Value - Class P	2,031,157	5,737	(2,086,599)	118,011	(68,306)	—	5,737	—	—
PF Large-Cap Value - Class P	8,065,481	598,679	(8,181,605)	411,085	(893,640)	—	598,679	—	—
PF Managed Bond - Class P	66,252,605	27,221	(66,282,212)	(6,755,359)	6,757,745	—	27,221	—	—
PF Multi-Asset - Class P	18,929,165	385,685	(19,092,906)	(210,000)	(11,944)	—	385,685	—	—
PF Real Estate - Class P	1,784,671	44,744	(1,767,173)	(406,727)	344,485	—	44,744	—	—
PF Short Duration Bond - Class P	28,627,493	242,408	(28,661,091)	(821,095)	612,285	—	242,408	—	—
PF Small-Cap Value - Class P	870,939	48,916	(860,903)	42,416	(101,368)	—	48,916	—	—
	$170,417,054	$161,870,775	$(232,181,420)	$(8,538,614)	$10,332,825	$101,900,620	$7,013,092	$—	$10,101,000

*	Aristotle Core Equity Fund Class I and Aristotle International Equity Fund Class I reflect activity from the inception date of April 17, 2023 through March 31, 2024.
**
Effective April 17, 2023, Pacific Funds Core Income Class P, Pacific Funds Floating Rate Income Class P, Pacific Funds High Income Class P, PF Growth Fund Class P, and Pacific Funds Short Duration Income Class I merged into Aristotle Core Income Fund Class I, Aristotle Floating Rate Income Fund Class I, Aristotle High Yield Bond Fund Class I, Aristotle Growth Equity Fund Class I, and Aristotle Short Duration Income Class I, respectively.

Aristotle Portfolio Optimization Growth Fund
Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Core Equity Fund - Class I*	$—	$85,425,321	$ (23,914,683)	$2,076,230	$ 18,758,126	$82,344,994	$252,858	$ —	6,358,687
Aristotle Core Income Fund - Class I**	13,315,995	113,816,652	(57,520,108)	(973,394)	314,650	68,953,795	3,116,707	—	7,145,471
Aristotle Floating Rate Income Fund - Class I**	6,665,130	16,778,007	(23,365,571)	(74,220)	(3,346)	—	177,567	—	—

C-29

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Growth Equity Fund - Class I**	$33,067,190	$110,369,480	$(55,617,689)	$442,170	$11,596,432	$99,857,583	$13,667,627	$—	7,112,363
Aristotle High Yield Bond Fund - Class I**	13,164,279	16,533,909	(17,417,101)	(305,203)	737,701	12,713,585	847,149	—	1,377,420
Aristotle International Equity Fund - Class I*	—	93,972,439	(21,012,813)	208,252	7,885,828	81,053,706	180,252	—	7,321,925
Aristotle Short Duration Income Fund - Class I**	—	78,466,583	(28,739,235)	(73,688)	552,233	50,205,893	2,462,340	—	4,965,963
PF Emerging Markets Debt - Class P	6,540,091	—	(6,580,039)	(303,577)	343,525	—	—	—	—
PF Emerging Markets - Class P	23,344,619	55,196	(23,806,247)	1,434,154	(1,027,722)	—	55,196	—	—
PF Inflation Managed - Class P	6,494,874	—	(6,524,929)	(433,315)	463,370	—	—	—	—
PF International Growth - Class P	4,031,950	—	(4,118,903)	(713,270)	800,223	—	—	—	—
PF International Small-Cap - Class P	6,682,683	89,639	(6,764,403)	818,793	(826,712)	—	89,639	—	—
PF International Value - Class P	14,226,516	40,294	(14,615,623)	5,629,466	(5,280,653)	—	40,294	—	—
PF Large-Cap Value - Class P	29,591,040	2,202,620	(30,017,792)	4,827,973	(6,603,841)	—	2,202,620	—	—
PF Managed Bond - Class P	67,488,648	27,810	(67,517,791)	(5,155,017)	5,156,350	—	27,810	—	—
PF Multi-Asset - Class P	337,761,631	6,896,653	(340,690,424)	(48,485,553)	44,517,693	—	6,896,653	—	—
PF Real Estate - Class P	10,267,646	258,144	(10,166,923)	5,595,053	(5,953,920)	—	258,144	—	—
PF Short Duration Bond - Class P	61,364,329	521,135	(61,435,997)	(626,165)	176,698	—	521,135	—	—
PF Small-Cap Growth - Class P	13,508,206	—	(13,582,266)	1,511,430	(1,437,370)	—	—	—	—
PF Small-Cap Value - Class P	20,043,904	1,129,003	(19,813,252)	(1,687,318)	327,663	—	1,129,003	—	—
	$667,558,731	$526,582,885	$(833,221,789)	$ (36,287,199)	$ 70,496,928	$395,129,556	$ 31,924,994	$ —	34,281,829

*	Aristotle Core Equity Fund Class I and Aristotle International Equity Fund Class I reflect activity from the inception date of April 17, 2023 through March 31, 2024.
**
Effective April 17, 2023, Pacific Funds Core Income Class P, Pacific Funds Floating Rate Income Class P, Pacific Funds High Income Class P, PF Growth Fund Class P, and Pacific Funds Short Duration Income Class I merged into Aristotle Core Income Fund Class I, Aristotle Floating Rate Income Fund Class I, Aristotle High Yield Bond Fund Class I, Aristotle Growth Equity Fund Class I, and Aristotle Short Duration Income Class I, respectively.

Aristotle Portfolio Optimization Moderate Conservative Fund
Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Core Equity Fund - Class I*	$—	$15,277,962	$(5,049,377)	$458,613	$3,152,804	$13,840,002	$43,707	$ —	1,068,726
Aristotle Core Income Fund - Class I**	14,499,588	105,556,035	(52,757,317)	(1,003,841)	383,826	66,678,291	3,304,883	—	6,909,667
Aristotle Floating Rate Income Fund - Class I**	5,816,367	8,660,998	(11,430,431)	(46,673)	125,220	3,125,481	362,351	—	326,592

C-30

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Growth Equity Fund - Class I**	$7,749,474	$20,423,492	$(14,610,595)	$(1,075,941)	$3,163,111	$15,649,541	$2,288,447	$—	1,114,640
Aristotle High Yield Bond Fund - Class I**	10,412,163	11,422,820	(12,801,243)	(225,801)	556,769	9,364,708	643,423	—	1,014,595
Aristotle International Equity Fund - Class I*	—	18,695,946	(5,165,948)	(62,908)	1,395,413	14,862,503	30,351	—	1,342,593
Aristotle Short Duration Income Fund - Class I**	—	28,656,253	(8,327,169)	(10,568)	226,101	20,544,617	973,172	—	2,032,109
PF Emerging Markets Debt - Class P	5,747,558	—	(5,782,667)	(330,238)	365,347	—	—	—	—
PF Emerging Markets - Class P	4,689,335	11,090	(4,782,006)	112,463	(30,882)	—	11,090	—	—
PF Inflation Managed - Class P	7,990,966	—	(8,027,966)	(121,119)	158,119	—	—	—	—
PF International Growth - Class P	1,889,805	—	(1,930,575)	(53,783)	94,553	—	—	—	—
PF International Value - Class P	4,286,594	12,144	(4,403,881)	642,666	(537,523)	—	12,144	—	—
PF Large-Cap Value - Class P	11,111,311	827,301	(11,271,486)	1,235,162	(1,902,288)	—	827,301	—	—
PF Managed Bond - Class P	74,124,307	30,553	(74,157,088)	(8,504,844)	8,507,072	—	30,553	—	—
PF Multi-Asset - Class P	50,808,832	1,036,925	(51,249,117)	(2,849,597)	2,252,957	—	1,036,925	—	—
PF Real Estate - Class P	3,609,425	90,770	(3,573,953)	(131,902)	5,660	—	90,770	—	—
PF Short Duration Bond - Class P	26,112,623	221,828	(26,143,257)	(432,625)	241,431	—	221,828	—	—
PF Small-Cap Growth - Class P	1,187,130	—	(1,193,631)	54,583	(48,082)	—	—	—	—
PF Small-Cap Value - Class P	1,174,317	66,163	(1,160,789)	(118,041)	38,350	—	66,164	—	—
	$ 231,209,795	$210,990,280	$ (303,818,496)	$ (12,464,395)	$18,147,959	$144,065,143	$ 9,943,109	$ —	13,808,922

*	Aristotle Core Equity Fund Class I and Aristotle International Equity Fund Class I reflect activity from the inception date of April 17, 2023 through March 31, 2024.
**
Effective April 17, 2023, Pacific Funds Core Income Class P, Pacific Funds Floating Rate Income Class P, Pacific Funds High Income Class P, PF Growth Fund Class P, and Pacific Funds Short Duration Income Class I merged into Aristotle Core Income Fund Class I, Aristotle Floating Rate Income Fund Class I, Aristotle High Yield Bond Fund Class I, Aristotle Growth Equity Fund Class I, and Aristotle Short Duration Income Class I, respectively.

Aristotle Portfolio Optimization Moderate Fund
Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle Core Equity Fund - Class I*	$—	$85,157,662	$(24,658,304)	$2,220,863	$18,502,465	$81,222,686	$250,572	$ —	6,272,022
Aristotle Core Income Fund - Class I**	28,717,154	235,824,514	(118,116,958)	(2,341,471)	968,309	145,051,548	6,706,521	—	15,031,249
Aristotle Floating Rate Income Fund - Class I**	11,594,443	23,886,625	(31,875,728)	(91,565)	113,971	3,627,746	538,148	—	379,075
Aristotle Growth Equity Fund - Class I**	71,501,607	114,982,497	(90,633,834)	(36,570)	12,969,178	108,782,878	15,024,965	—	7,748,068

C-31

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Distributions Received	Interest Income	Shares, End of Period
Aristotle High Yield Bond Fund - Class I**	$26,801,969	$34,737,776	$(37,093,521)	$(1,022,750)	$1,939,102	$25,362,576	$1,682,399	$ —	2,747,841
Aristotle International Equity Fund - Class I*	—	69,634,436	(23,610,009)	646,806	5,043,100	51,714,333	134,953	—	4,671,575
Aristotle Short Duration Income Fund - Class I**	—	119,970,473	(31,477,033)	(35,174)	972,288	89,430,554	4,189,252	—	8,845,752
PF Emerging Markets Debt - Class P	11,413,082	—	(11,482,790)	(529,619)	599,327	—	—	—	—
PF Emerging Markets - Class P	15,519,324	36,730	(15,826,439)	1,414,556	(1,144,171)	—	36,730	—	—
PF Inflation Managed - Class P	11,334,388	—	(11,386,843)	(828,358)	880,813	—	—	—	—
PF International Growth - Class P	5,472,496	—	(5,590,629)	(191,291)	309,424	—	—	—	—
PF International Value - Class P	17,338,697	49,156	(17,813,375)	2,237,826	(1,812,304)	—	49,156	—	—
PF Large-Cap Value - Class P	61,418,565	4,576,145	(62,304,855)	3,329,110	(7,018,965)	—	4,576,145	—	—
PF Managed Bond - Class P	148,020,343	61,056	(148,084,541)	(16,028,581)	16,031,723	—	61,056	—	—
PF Multi-Asset - Class P	231,986,731	4,736,523	(233,998,405)	(17,456,273)	14,731,424	—	4,736,523	—	—
PF Real Estate - Class P	11,945,415	300,613	(11,828,135)	594,586	(1,012,479)	—	300,613	—	—
PF Short Duration Bond - Class P	101,452,141	862,454	(101,570,696)	(1,385,850)	641,951	—	862,454	—	—
PF Small-Cap Growth - Class P	7,857,717	—	(7,900,968)	1,662,931	(1,619,680)	—	—	—	—
PF Small-Cap Value - Class P	7,772,921	438,260	(7,683,549)	(964,206)	436,574	—	438,260	—	—
	$770,146,993	$698,254,920	$(992,936,612)	$(28,805,030)	$61,532,050	$505,192,321	$ 39,587,747	$—	45,695,582

*	Aristotle Core Equity Fund Class I and Aristotle International Equity Fund Class I reflect activity from the inception date of April 17, 2023 through March 31, 2024.
**
Effective April 17, 2023, Pacific Funds Core Income Class P, Pacific Funds Floating Rate Income Class P, Pacific Funds High Income Class P, PF Growth Fund Class P, and Pacific Funds Short Duration Income Class I merged into Aristotle Core Income Fund Class I, Aristotle Floating Rate Income Fund Class I, Aristotle High Yield Bond Fund Class I, Aristotle Growth Equity Fund Class I, and Aristotle Short Duration Income Class I, respectively.

NOTE 10 – RESTRICTED AND ILLIQUID SECURITIES
No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. AIS, with the assistance of the Sub Advisers and/or pricing services, will determine the value of such securities in good faith pursuant to its fair valuation procedures. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity risk management program adopted pursuant to Rule 22e-4 under the 1940 Act.
NOTE 11 – FOREIGN SECURITIES
For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a Fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Adviser’s valuation procedures.

C-32

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.
The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.
NOTE 12 – INVESTMENT TRANSACTIONS
For the period ended March 31, 2024, purchases and sales of investments were as follows:

	Purchases	Sales
Aristotle Core Income Fund	$1,998,040,461	$603,834,693
Aristotle ESG Core Bond Fund	$11,024,338	$8,374,501
Aristotle Floating Rate Income Fund	$4,826,454,858	$4,570,302,010
Aristotle High Yield Bond Fund	$55,959,022	$56,813,268
Aristotle Short Duration Income Fund	$785,599,061	$825,829,120
Aristotle Strategic Income Fund	$2,153,106,126	$1,022,588,238
Aristotle Ultra Short Income Fund	$46,666,876	$49,162,560
Aristotle Core Equity Fund	$11,733,317	$42,036,613
Aristotle Growth Equity Fund	$262,700,838	$201,405,527
Aristotle International Equity Fund	$17,311,812	$20,030,954
Aristotle Small Cap Equity Fund	$2,829,119	$6,638,249
Aristotle Small/Mid Cap Equity Fund	$88,772,799	$135,976,309
Aristotle/Saul Global Equity Fund	$300,876	$714,146
Aristotle Value Equity Fund	$28,622,607	$57,195,573
Aristotle Portfolio Optimization Aggressive Growth Fund	$318,140,533	$342,935,357
Aristotle Portfolio Optimization Conservative Fund	$197,015,568	$226,138,390
Aristotle Portfolio Optimization Growth Fund	$816,541,444	$887,551,378
Aristotle Portfolio Optimization Moderate Conservative Fund	$268,066,674	$298,528,676
Aristotle Portfolio Optimization Moderate Fund	$893,256,254	$977,085,614

Included in these amounts were the following purchases and sales of U.S. Government Securities:

	Purchases	Sales
Aristotle Core Income Fund	$555,278,730	$60,235,034
Aristotle ESG Core Bond Fund	$2,809,832	$89,612
Aristotle Short Duration Income Fund	$141,277,547	$99,061,039
Aristotle Strategic Income Fund	$161,937,090	$52,866,171
Aristotle Ultra Short Income Fund	$3,468,828	$3,461,696

C-33

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
NOTE 13 – REORGANIZATION
Reorganizations of Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth, Pacific Funds Portfolio Optimization Aggressive-Growth, Pacific Funds Ultra Short Income, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds ESG Core Bond, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Small/Mid-Cap, PF Growth Fund and Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, Aristotle Portfolio Optimization Moderate Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Ultra Short Income Fund, Aristotle Short Duration Income Fund, Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Strategic Income Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Growth Equity Fund.
Effective April 17, 2023, the Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth, Pacific Funds Portfolio Optimization Aggressive-Growth, Pacific Funds Ultra Short Income, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds ESG Core Bond, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Small/Mid-Cap and the PF Growth Fund, each a series of the Pacific Funds Series Trust, (the “Phase I Predecessor Funds” or the “Phase I Acquired Funds”) reorganized into the Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, Aristotle Portfolio Optimization Moderate Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Ultra Short Income Fund, Aristotle Short Duration Income Fund, Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Strategic Income Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Small/Mid Cap Equity Fund and Aristotle Growth Equity Fund (the “Phase I Acquiring Funds”), respectively (the “April Reorganization”). The Phase I Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of the Phase I Acquiring Funds reflect the operations of the Phase I Predecessor Funds for the periods prior to the April Reorganization.
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization. Immediately prior to the April Reorganization, the net assets, fair value of investments, net unrealized appreciation/(depreciation) and fund shares outstanding of the Phase I Predecessor Funds were as follows:

Fund	Net Assets	Fair Value of Investments	Net Unrealized Appreciation/ (Depreciation)	Shares Outstanding
Pacific Funds Core Income	$935,611,883	$961,143,502	$(79,887,454)	96,297,069
Pacific Funds ESG Core Bond	$26,396,218	$26,215,919	$(2,818,878)	3,070,456
Pacific Funds Floating Rate Income	$3,701,230,958	$3,762,711,432	$(120,015,201)	396,807,848
Pacific Funds High Income	$77,645,458	$76,251,978	$(6,709,578)	8,599,510
Pacific Funds Short Duration Income	$984,439,857	$983,953,498	$(26,793,320)	98,246,153
Pacific Funds Strategic Income	$1,520,524,994	$1,509,934,099	$(108,123,172)	148,370,789
Pacific Funds Ultra Short Income	$63,849,532	$63,819,187	$(244,482)	6,471,287
PF Growth Fund	$144,197,259	$145,198,867	$44,517,916	11,624,259
Pacific Funds Small/Mid-Cap	$89,840,335	$89,928,953	$13,629,485	9,646,158
Pacific Funds Portfolio Optimization Aggressive Growth	$266,118,262	$266,208,121	$(18,197,873)	24,301,312
Pacific Funds Portfolio Optimization Conservative	$168,765,053	$168,812,537	$(7,247,507)	17,978,603
Pacific Funds Portfolio Optimization Growth	$668,556,274	$668,770,668	$(35,013,889)	64,432,305
Pacific Funds Portfolio Optimization Moderate Conservative	$230,510,334	$230,570,543	$(11,390,850)	24,314,365
Pacific Funds Portfolio Optimization Moderate	$769,938,281	$770,164,982	$(24,120,049)	77,251,995

In connection with the April Reorganization, the net assets of the Acquired Funds were acquired by the Phase I Acquiring Funds on April 17, 2023. The Phase I Acquiring Funds commenced operations on April 17, 2023. The acquisition was accomplished by a tax-free exchange of all shares of the Phase I Acquired Funds for shares of the Phase I Acquiring Funds as described in the prior table. For financial reporting purposes, the Phase I Predecessor Funds are deemed to be the accounting survivor. In the instance of Pacific Funds Small Cap Equity and Pacific Funds Small Cap Value, the accounting survivor is the Aristotle Small Cap Equity Fund, effective as part of the October 23, 2023 Reorganization. The assets received and shares issued by the Phase I Acquiring Funds were recorded at market value and, where not available, fair value; and, the cost basis of the investments received from the Phase I Acquired Funds were carried forward to align ongoing reporting of the Phase I Acquiring Funds’ realized and unrealized gains and losses with

C-34

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the Phase I Acquired Funds on the merger date are included below:

	Before April Reorganization	After April Reorganization
	Pacific Funds Core Income	Aristotle Core Income Fund
Class A
Shares	10,262,561	10,262,561
Net Assets	$99,486,731	$99,486,731
Net Asset Value	$9.69	$9.69
Class C
Shares	2,383,177	2,383,177
Net Assets	$23,108,435	$23,108,435
Net Asset Value	$9.70	$9.70
Class I*
Shares	12,014,012	19,212,347
Net Assets	$116,589,431	$186,709,234
Net Asset Value	$9.70	$9.70
Class I-2
Shares	64,438,983	64,438,983
Net Assets	$626,307,484	$626,307,484
Net Asset Value	$9.72	$9.72
Class P*
Shares	7,198,335	—
Net Assets	$70,119,803	$—
Net Asset Value	$9.74	$—
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(79,887,454)	$(79,887,454)

*	Class P Shares of Pacific Funds Core Income were exchanged for Class I shares of the Aristotle Core Income Fund

	Before April Reorganization	After April Reorganization
	Pacific Funds ESG Core Bond	Aristotle ESG Core Bond Fund
Class I
Shares	1,772,724	1,772,724
Net Assets	$15,240,243	$15,240,243
Net Asset Value	$8.60	$8.60
Class I-2
Shares	1,297,732	1,297,732
Net Assets	$11,155,975	$11,155,975
Net Asset Value	$8.60	$8.60
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(2,818,878)	$(2,818,878)

	Before April Reorganization	After April Reorganization
	Pacific Funds Floating Rate Income	Aristotle Floating Rate Income Fund
Class A
Shares	28,681,106	28,681,106
Net Assets	$266,922,309	$266,922,309
Net Asset Value	$9.31	$9.31
Class C
Shares	11,765,781	11,765,781
Net Assets	$109,343,174	$109,343,174
Net Asset Value	$9.29	$9.29

C-35

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before April Reorganization	After April Reorganization
	Pacific Funds Floating Rate Income	Aristotle Floating Rate Income Fund
Class I*
Shares	156,955,666	160,094,206
Net Assets	$1,462,761,726	$1,492,010,608
Net Asset Value	$9.32	$9.32
Class I-2
Shares	196,266,755	196,266,755
Net Assets	$1,832,954,867	$1,832,954,867
Net Asset Value	$9.34	$9.34
Class P*
Shares	3,138,540	—
Net Assets	$29,248,882	$—
Net Asset Value	$9.32	$—
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(120,015,201)	$(120,015,201)

*	Class P Shares of Pacific Funds Floating Rate Income were exchanged for Class I shares of the Aristotle Floating Rate Income Fund

	Before April Reorganization	After April Reorganization
	Pacific Funds High Income	Aristotle High Yield Bond Fund
Class A
Shares	680,978	680,978
Net Assets	$6,204,809	$6,204,809
Net Asset Value	$9.11	$9.11
Class C
Shares	96,614	96,614
Net Assets	$878,761	$878,761
Net Asset Value	$9.10	$9.10
Class I*
Shares	187,728	6,872,845
Net Assets	$1,689,066	$61,827,933
Net Asset Value	$9.00	$9.00
Class I-2
Shares	956,492	956,492
Net Assets	$8,733,955	$8,733,955
Net Asset Value	$9.13	$9.13
Class P*
Shares	6,677,698	—
Net Assets	$60,138,867	$—
Net Asset Value	$9.01	$—
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(6,709,578)	$(6,709,578)

*	Class P Shares of Pacific Funds High Income were exchanged for Class I shares of the Aristotle High Yield Bond Fund

	Before April Reorganization	After April Reorganization
	Pacific Funds Short Duration Income	Aristotle Short Duration Income Fund
Class A
Shares	11,599,364	11,599,364
Net Assets	$116,228,890	$116,228,890
Net Asset Value	$10.02	$10.02

C-36

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before April Reorganization	After April Reorganization
	Pacific Funds Short Duration Income	Aristotle Short Duration Income Fund
Class C
Shares	3,047,013	3,047,013
Net Assets	$30,463,311	$30,463,311
Net Asset Value	$10.00	$10.00
Class I
Shares	19,245,972	19,245,972
Net Assets	$192,603,159	$192,603,159
Net Asset Value	$10.01	$10.01
Class I-2
Shares	64,353,803	64,353,803
Net Assets	$645,144,496	$645,144,496
Net Asset Value	$10.02	$10.02
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(26,793,320)	$(26,793,320)

	Before April Reorganization	After April Reorganization
	Pacific Funds Strategic Income	Aristotle Strategic Income Fund
Class A
Shares	9,907,133	9,907,133
Net Assets	$101,574,865	$101,574,865
Net Asset Value	$10.25	$10.25
Class C
Shares	6,205,041	6,205,041
Net Assets	$63,425,650	$63,425,650
Net Asset Value	$10.22	$10.22
Class I
Shares	12,605,375	12,605,375
Net Assets	$128,408,323	$128,408,323
Net Asset Value	$10.19	$10.19
Class I-2
Shares	119,653,240	119,653,240
Net Assets	$1,227,116,156	$1,227,116,156
Net Asset Value	$10.26	$10.26
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(108,123,172)	$(108,123,172)

	Before April Reorganization	After April Reorganization
	Pacific Funds Ultra Short Income	Aristotle Ultra Short Income Fund
Class I
Shares	1,342,100	1,342,100
Net Assets	$13,242,817	$13,242,817
Net Asset Value	$9.87	$9.87
Class I-2
Shares	5,129,187	5,129,187
Net Assets	$50,606,715	$50,606,715
Net Asset Value	$9.87	$9.87
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(244,482)	$(244,482)

C-37

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before April Reorganization	After April Reorganization
	PF Growth Fund	Aristotle Growth Equity Fund
Class I
Shares	—	11,624,259
Net Assets	$—	$144,197,259
Net Asset Value	$—	$12.40
Class I-2
Shares	11,624,259	—
Net Assets	$144,197,259	$—
Net Asset Value	$12.40	$—
Fund Total
Net Unrealized Appreciation/(Depreciation)	$44,517,916	$44,517,916

*	Class P Shares of the PF Growth Fund were exchanged for Class I shares of the Aristotle Growth Equity Fund.

	Before April Reorganization	After April Reorganization
	Pacific Funds Small/Mid-Cap	Aristotle Small/Mid Cap Equity Fund
Class A
Shares	1,413,864	1,413,864
Net Assets	$13,041,317	$13,041,317
Net Asset Value	$9.22	$9.22
Class C
Shares	575,563	575,563
Net Assets	$4,880,612	$4,880,612
Net Asset Value	$8.48	$8.48
Class I
Shares	45,982	45,982
Net Assets	$474,847	$474,847
Net Asset Value	$10.33	$10.33
Class I-2
Shares	7,610,749	7,610,749
Net Assets	$71,443,559	$71,443,559
Net Asset Value	$9.39	$9.39
Fund Total
Net Unrealized Appreciation/(Depreciation)	$13,629,485	$13,629,485

	Before April Reorganization	After April Reorganization
	Pacific Funds Portfolio Optimization-Aggressive Growth	Aristotle Portfolio Optimization Aggressive Growth Fund
Class A
Shares	20,840,847	20,840,847
Net Assets	$229,891,044	$229,891,044
Net Asset Value	$11.03	$11.03
Class C
Shares	2,629,121	2,629,121
Net Assets	$26,938,808	$26,938,808
Net Asset Value	$10.25	$10.25
Class I-2
Shares	831,344	831,344
Net Assets	$9,288,410	$9,288,410
Net Asset Value	$11.17	$11.17
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(18,197,873)	$(18,197,873)

C-38

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before April Reorganization	After April Reorganization
	Pacific Funds Portfolio Optimization Conservative	Aristotle Portfolio Optimization Conservative Fund
Class A
Shares	14,711,844	14,711,844
Net Assets	$138,805,800	$138,805,800
Net Asset Value	$9.43	$9.43
Class C
Shares	2,554,194	2,554,194
Net Assets	$23,179,152	$23,179,152
Net Asset Value	$9.07	$9.07
Class I-2
Shares	712,565	712,565
Net Assets	$6,780,102	$6,780,102
Net Asset Value	$9.52	$9.52
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(7,247,507)	$(7,247,507)

	Before April Reorganization	After April Reorganization
	Pacific Funds Portfolio Optimization Growth	Aristotle Portfolio Optimization Growth Fund
Class A
Shares	56,428,259	56,428,259
Net Assets	$588,324,489	$588,324,489
Net Asset Value	$10.43	$10.43
Class C
Shares	6,482,215	6,482,215
Net Assets	$64,159,587	$64,159,587
Net Asset Value	$9.90	$9.90
Class I-2
Shares	1,521,830	1,521,830
Net Assets	$16,072,198	$16,072,198
Net Asset Value	$10.56	$10.56
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(35,013,889)	$(35,013,889)

	Before April Reorganization	After April Reorganization
	Pacific Funds Portfolio Optimization Moderate-Conservative	Aristotle Portfolio Optimization Moderate Conservative Fund
Class A
Shares	21,810,560	21,810,560
Net Assets	$207,437,663	$207,437,663
Net Asset Value	$9.51	$9.51
Class C
Shares	2,042,313	2,042,313
Net Assets	$18,634,871	$18,634,871
Net Asset Value	$9.12	$9.12
Class I-2
Shares	461,492	461,492
Net Assets	$4,437,800	$4,437,800
Net Asset Value	$9.62	$9.62
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(11,390,850)	$(11,390,850)

C-39

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before April Reorganization	After April Reorganization
	Pacific Funds Portfolio Optimization Moderate	Aristotle Portfolio Optimization Moderate Fund
Class A
Shares	67,817,002	67,817,002
Net Assets	$678,265,951	$678,265,951
Net Asset Value	$10.00	$10.00
Class C
Shares	7,265,025	7,265,025
Net Assets	$69,729,286	$69,729,286
Net Asset Value	$9.60	$9.60
Class I-2
Shares	2,169,967	2,169,967
Net Assets	$21,943,043	$21,943,043
Net Asset Value	$10.11	$10.11
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(24,120,049)	$(24,120,049)

Reogranizations of Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund, Aristotle Value Equity Fund and Aristotle Core Equity Fund II, Aristotle International Equity Fund II, Aristotle Small Cap Equity Fund II, Aristotle/Saul Global Equity Fund II, Aristotle Value Equity Fund II.
Effective October 23, 2023, Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, each a series of the Investment Managers Series Trust (“IMST”), (the “Phase II Predecessor Funds” or the “Phase II Acquired Funds”) reorganized into Aristotle Core Equity Fund II, Aristotle International Equity Fund II, Aristotle Small Cap Equity Fund II, Aristotle/Saul Global Equity Fund II and Aristotle Value Equity Fund II (the “Phase II Acquiring Funds”), respectively (the “October Reorganization”). The Phase II Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of the Acquiring Funds, subsequently re-named Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, reflect the operations of the Phase II Predecessor Funds for the periods prior to the (the “October Reorganization”).
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization. Immediately prior to the October Reorganization, the net assets, fair value of investments, net unrealized appreciation/(depreciation) and fund shares outstanding of the Phase II Predecessor Funds were as follows:

Fund	Net Assets	Fair Value of Investments	Net Unrealized Appreciation/(Depreciation)	Shares Outstanding
Aristotle Core Equity Fund	$ 160,303,939	$ 160,401,086	$ 25,327,710	8,881,307
Aristotle International Equity Fund	$375,259,394	$377,360,178	$12,596,276	32,399,612
Aristotle Small Cap Equity Fund	$176,656,934	$176,913,445	$1,710,106	14,084,291
Aristotle/Saul Global Equity Fund	$54,895,317	$54,762,270	$11,276,599	4,071,521
Aristotle Value Equity Fund	$607,640,014	$607,234,371	$58,948,691	34,641,853

In connection with the reorganization, the net assets of the Phase II Acquired Funds were acquired by the Phase II Acquiring Funds on October 23, 2023. The acquisition was accomplished by a tax-free exchange of all shares of the Phase II Acquired Funds for shares of the Phase II Acquiring Funds as described in the prior table. For financial reporting purposes, the Phase II Predecessor Funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Phase II Acquiring Funds. The assets received and shares issued by the Phase II Acquiring Funds were recorded at fair value; and, the cost basis of the investments received from the Phase II Acquired Funds were carried forward to align ongoing reporting of the Phase II Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders

C-40

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
for tax purposes. Information with respect to the net assets and other relevant operating data for the Phase II Acquired Funds on the merger date are included below:

	Before October Reorganization		After October Reorganization
	Aristotle Core Equity Fund II	Aristotle Core Equity Fund	Aristotle Core Equity Fund
Class I*
Shares	$19,415,441	$8,881,307	$19,415,441
Net Assets	$196,500,075	$160,303,939	$196,500,075
Net Asset Value	$10.12	$18.05	$10.12
Class I-2
Shares	$—	$—	$8,881,307
Net Assets	$—	$—	$160,303,939
Net Asset Value	$—	$—	$18.05
Fund Total
Net Unrealized Appreciation/(Depreciation)	$3,322,853	$25,327,710	$28,650,563

*
Class I Shares of Aristotle Core Equity Fund, a series of IMST, were exchanged for Class I-2 shares of Aristotle Core Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Core Equity Fund.

	Before October Reorganization		After October Reorganization
	Aristotle International Equity Fund II	Aristotle International Equity Fund	Aristotle International Equity Fund
Class I*
Shares	$19,448,229	$32,399,612	$19,448,229
Net Assets	$182,607,294	$375,259,394	$182,607,294
Net Asset Value	$9.39	$11.58	$9.39
Class I-2
Shares	$—	$—	$32,399,612
Net Assets	$—	$—	$375,259,394
Net Asset Value	$—	$—	$11.58
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(12,924,347)	$12,596,276	$(328,071)

*
Class I Shares of Aristotle International Equity Fund, a series of IMST, were exchanged for Class I-2 shares of Aristotle International Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle International Equity Fund.

	Before October Reorganization		After October Reorganization
	Aristotle Small Cap Equity Fund II	Aristotle Small Cap Equity Fund	Aristotle Small Cap Equity Fund
Class A
Shares	$290,893	$—	$290,893
Net Assets	$3,476,633	$—	$3,476,633
Net Asset Value	$11.95	$—	$11.95
Class C
Shares	$74,917	$—	$74,917
Net Assets	$852,283	$—	$852,283
Net Asset Value	$11.38	$—	$11.38
Class I*
Shares	$—	$14,084,291	$—
Net Assets	$—	$176,656,934	$—
Net Asset Value	$—	$12.54	$—

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024

	Before October Reorganization		After October Reorganization
	Aristotle Small Cap Equity Fund II	Aristotle Small Cap Equity Fund	Aristotle Small Cap Equity Fund
Class I-2**
Shares	$1,297,021	$—	$1,297,021
Net Assets	$15,893,062	$—	$15,893,062
Net Asset Value	$12.25	$—	$12.25
Class I-3
Shares	$—	$—	$14,084,291
Net Assets	$—	$—	$176,656,934
Net Asset Value	$—	$—	$12.54
Class R6
Shares	$90,862	$—	$90,862
Net Assets	$1,070,788	$—	$1,070,788
Net Asset Value	$11.78	$—	$11.78
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(1,386,574)	$1,710,106	$353,532

*
Class I Shares of Aristotle Small Cap Equity Fund, a series of IMST, were exchanged for Class I-3 shares of Aristotle Small Cap Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Small Cap Equity Fund.

**	Effective November 6, 2023, Class I-2 was merged into Class I-3, and the subsequent share class was renamed Class I-2. The Class I-3 name was subsequently discontinued.

	Before October Reorganization		After October Reorganization
	Aristotle/Saul Global Equity Fund II	Aristotle/Saul Global Equity Fund	Aristotle/Saul Global Equity Fund
Class I*
Shares	$—	$4,071,521	$—
Net Assets	$—	$54,895,317	$—
Net Asset Value	$—	$13.48	$—
Class I-2
Shares	$—	$—	$4,071,521
Net Assets	$—	$—	$54,896,047
Net Asset Value	$—	$—	$13.48
Fund Total
Net Unrealized Appreciation/(Depreciation)	$—	$11,276,599	$11,276,599

*
Class I Shares of Aristotle/Saul Global Equity Fund, a series of IMST, were exchanged for Class I-2 shares of Aristotle/Saul Global Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle/Saul Global Equity Fund.

	Before October Reorganization		After October Reorganization
	Aristotle Value Equity Fund II	Aristotle Value Equity Fund	Aristotle Value Equity Fund
Class I*
Shares	$—	$34,641,853	$—
Net Assets	$—	$607,640,014	$—
Net Asset Value	$—	$17.54	$—
Class I-2
Shares	$—	$—	$34,641,853
Net Assets	$—	$—	$607,640,014
Net Asset Value	$—	$—	$17.54
Fund Total
Net Unrealized Appreciation/(Depreciation)	$—	$58,948,691	$58,948,691

*
Class I Shares of Aristotle Value Equity Fund, a series of IMST, were exchanged for Class I-2 shares of Aristotle Value Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Value Equity Fund.

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Assuming the merger had been completed on January 1, 2023, the beginning of the reporting period of the following Phase II Acquiring Funds, the Phase II Acquiring Funds’ pro forma results of operations for the year ended December 31, 2023, are as follows:

Aristotle Core Equity Fund
Net investment income/loss	$ 2,034,383
Net realized and unrealized gain/loss on investments	$66,859,127
Total increase/decrease from operations	$68,893,510
Aristotle International Equity Fund
Net investment income/loss	$7,325,909
Net realized and unrealized gain/loss on investments	$68,932,013
Total increase/decrease from operations	$76,257,922
Aristotle Small Cap Equity Fund
Net investment income/loss	$942,434
Net realized and unrealized gain/loss on investments	$11,960,253
Total increase/decrease from operations	$12,902,687

NOTE 14 – SERVICE, CUSTODY, AND LINE OF CREDIT AGREEMENTS
The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Funds have established an uncommitted line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral, for all Funds except the Floating Rate Income Fund. Advances under the uncommitted LoC are limited to the lesser of the facility amount of $400,000,000, 20% of the Borrowing Fund’s market value, or 33 1/3% of the Borrowing Fund’s unencumbered assets. The uncommitted LoC has drawn pricing of the Prime Rate minus 1%.
The Floating Rate Income Fund has established a committed LoC with USB, as the lead arranger and administrative agent, to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Advances under the committed line of credit facility are limited to $225,000,000. The commited line of credit has drawn pricing of the overnight rate + 120 basis points (“bps”) (10 bp credit spread adjustment) and a commitment fee of 30 basis points.
The aggregate outstanding principal balance of all loans and other borrowings shall not exceed:
•	The maximum amount permitted to be borrowed by a Fund (the “Borrower”) under the Borrower’s fundamental policies and operating policies
•
The maximum amount permitted to be lent to the Borrower under the intercreditor agreement and in conformity with applicable law and with the regulations of the Board of Governors of the Federal Reserve System.

•	20% (or such lower percentage as may be stated in the Borrower’s offering documents) of the Adjusted Total Net Assets of the Borrower.
During the period April 1, 2023 to March 31, 2024, the details of the borrowings on the uncommitted line of credit were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Aristotle High Yield Bond Fund	$ 536	7.50%	$ 49,000

As of March 31, 2024, no Funds had outstanding borrowings.
NOTE 15 – TRUSTEE COMPENSATION
For each fiscal year, each Independent Trustee receives a retainer fee of $150,000. The Chairman of the Board receives additional compensation of $20,000. The chairs of the Audit Committee and Nominating and Fund Governance Committee receive additional compensation of $10,000 and $5,000, respectively. Along with this compensation, the Trustees are reimbursed for expenses incurred in connection with attendance at quarterly meetings. The retainer fees and expense reimbursements are allocated proportionally to each Fund within the Trust based on net assets. No compensation is paid by the Trust to any of the Trust’s Officers or the Interested Trustee.

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
NOTE 16 – SUBSEQUENT EVENTS EVALUATION
In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.
NOTE 17 – CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Aristotle ESG Core Bond Fund	Pacific Life Insurance Company	78.43%
Aristotle Ultra Short Income Fund	Pacific Life Insurance Company	58.66%
Aristotle Value Equity Fund	Morgan Stanley	56.69%
Aristotle Small Cap Equity Fund	National Financial Services LLC	46.20%
Aristotle Growth Equity Fund	Aristotle Portfoio Optimization Moderate Fund	39.10%
Aristotle Growth Equity Fund	Aristotle Portfolio Optimization Growth Fund	35.89%
Aristotle/Saul Global Equity Fund	Merrill Lynch	34.38%
Aristotle High Yield Bond Fund	Aristotle Portfoio Optimization Moderate Fund	32.46%
Aristotle Small/Mid Cap Equity Fund	National Financial Services LLC	28.77%

Accounting Standards Update
In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.
Tailored Shareholder Reporting
In October 2022, the SEC adopted a final rule entitled Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements (the “Tailored Shareholder Reporting Rule”). The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023, and all shareholder reports published on or after July 24, 2024 must be prepared consistent with the Tailored Shareholder Reporting Rule’s requirements.
Principal Risks
The following provides information about the principal risks of the Funds identified in the Prospectus.
Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for a Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.
Asset Allocation Fund of Funds Risk: As a fund of funds, a Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, this theory assumes that asset classes do not move in tandem and that positive returns in one asset class will help offset negative returns in another asset class. You still may lose money if this theory proves incorrect and/or experience price volatility. Because

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, the sub-adviser estimates each Underlying Fund’s investment exposures to determine a Fund’s allocations to the Underlying Fund. As a result, a Fund’s actual allocation to an Underlying Fund, as applicable, may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds. Fund shareholders also bear indirectly their proportionate share of the expenses of the respective Underlying Fund in which the Fund invests.
Conflicts of Interest Risk: The investment adviser and sub-adviser are subject to competing interests that have the potential to influence investment decisions for the Fund. With respect to retaining new manager for Underlying Funds, if an affiliate of the investment adviser has investment advisory capabilities in investment strategies used or to be used by an Underlying Fund, then the investment adviser may be influenced to recommend its affiliate as manager of that Underlying Fund. With respect to Underlying Funds already managed by an affiliate of the investment adviser, these competing interests may influence the investment adviser with regard to remedial measures that it might recommend in the event such a Fund was underperforming. For example, in the case of an underperforming Underlying Fund managed by an affiliate of the investment adviser, the investment adviser may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the Underlying Fund were managed by an unaffiliated manager. In addition, the sub-adviser may be influenced by its or the investment adviser’s view of the best interests of Underlying Funds, such as a view that an Underling Fund may benefit from additional assets or could be harmed by redemptions. The sub-adviser has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and the sub-adviser may not take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.
PLFA provides asset allocation advisory services to various mutual funds. Although some of the Funds sub-advised by PLFA may have names or investment goals that resemble other Funds managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.
Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.
Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant NAV deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.
Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments denominated in or with exposure to that foreign currency. For Funds that may hold short currency exposure, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Federal Reserve policy in response to market conditions may adversely affect the value, volatility and liquidity of debt securities.
Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. An equity security’s market value may decline for a number of reasons that relate to particular issuer, such as management performance, financial leverage, reduced demand for the issuer’s products or services, or as a result of factors that affect the issuer’s industry or market more broadly, such as labor shortages, increased production costs, or competitive conditions within an industry.
ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process could cause a Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. The sub-adviser’s determination of what constitutes ESG Criteria and its process to evaluate the ESG Criteria may differ from other investment advisers. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub- adviser will reflect the beliefs or values of any particular investor. An independent third-party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, and the provider could delay ESG data delivery and evaluation (e.g., changing geo-political risks that may impact involvement in one or more excluded activity), which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective, or its methodology could be based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG Criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given that the ESG Criteria is qualitative and subjective by nature, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given the subjective nature of ESG Criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have. In addition, regulations and industry practices related to ESG are evolving rapidly, and the sub-adviser’s practices may change if required to comply with such regulations or adopt such practices.
ETF Risk: Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their NAVs. If the Fund has to sell shares of an ETF when the shares are trading at a discount, the Fund will receive a price that is less than the ETF’s net asset value per share. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for several reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. An investment in an ETF is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear a proportionate share of any fees and expenses of the ETFs in which the Fund invests. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.
Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate

C-46

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.
In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.
Floating rate loans generally are subject to restrictions on transfer and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.
A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrowers may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.
A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans.
Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may then have to sell its floating rate loans or other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders, or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders and may be adversely impacted. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).
It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations

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Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.
Foreign Investment Risk: Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions, political developments, and changes in the regulatory environments of foreign markets. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes.
These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market

C-48

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.
Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.
Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.
High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies or governments that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.
Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the fund’s benchmark index, it may not result in the aggregate in investment performance matching that of that fund’s benchmark index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.
Information Technology Sector Risk: Information Technology companies face several risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants, government regulation and patent and intellectual property rights and rapid obsolescence of products and services due to information technological innovations or changing consumer preferences. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.
Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions, and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. A Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. Floating or adjustable-rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.
Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid- capitalization companies but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

C-49

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Leverage Risk: A Fund’s investment in forward commitments, futures contracts, options, or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment.
Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions (including financial distress, or geopolitical events such as sanctions, trading halts or wars) or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations are not readily available or reliable for these investments, the securities or other investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s NAV. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. Each Fund may borrow money to the extent permitted under the 1940 Act to meet redemption requests by Fund shareholders; however, these actions may increase the expenses for a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.
Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.
Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.
Extension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by a Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, a Fund may miss or postpone the opportunity to reinvest in higher yielding investments.
Interest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.
Subprime Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.

C-50

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Prepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.
Call Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.
U.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk.
Issuer Risk – Mortgage-backed and asset-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. For mortgage-backed securities, timely payment of interest and principal of non-governmental issuers is often supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Other asset-backed securities, including CLOs, are subject to economic risks in addition to structural risks, such as the contractual obligations governing the priority of payments, and risks arising from the management of the issuer, including conflicts of interest, departure of personnel or resource constraints, and regulatory or other developments that may adversely impact the manager of the issuer.
Stripped Mortgage-Related Securities Risk – Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.
In addition, for Aristotle ESG Core Bond Fund, current ESG metrics used by the sub-adviser are limited for mortgage-related and asset-backed securities as ESG metrics are available only for the corporate issuer of those securities and not for each underlying individual security. This results in the evaluation of ESG considerations for the corporate issuer of a pool of mortgage-related securities and asset-backed securities at the corporate issuer level but not the underlying securities that constitute the pool.
Non-Diversification Risk: A “non-diversified” mutual fund may hold a smaller number of portfolio securities than many other funds. To the extent a non-diversified fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the fund may affect its value more than if it invested in a larger number of issuers. The value of the fund’s shares may be more volatile than the values of shares of more diversified funds.
Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.
Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock allows the holder to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation.
Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

C-51

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
March 31, 2024
Underlying Fund Risk: Because a Fund is available for investment by the Portfolio Optimization Funds and thus may have a significant percentage of its outstanding shares held by a Portfolio Optimization Fund, a change in asset allocation by a Portfolio Optimization Fund could result in large redemptions out of a Fund, causing the sale of securities in a short timeframe and potential increases in expenses to a Fund and its remaining shareholders, both of which could negatively impact performance.
U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.
Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.
Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

C-52

Aristotle Funds Series Trust
Report of Independent Registered Public Accounting Firm
To the Shareholders and
Board of Trustees of the
Aristotle Funds Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Short Duration Income Fund, Aristotle Strategic Income Fund, Aristotle Ultra Short Income Fund, Aristotle Core Equity Fund, Aristotle Growth Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, and Aristotle Portfolio Optimization Moderate Fund (the “Funds”), each a series of Aristotle Funds Series Trust (the “Trust”), including the schedules of investments, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting Aristotle Funds Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Short Duration Income Fund, Aristotle Strategic Income Fund, Aristotle Ultra Short Income Fund, Aristotle Growth Equity Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, and Aristotle Portfolio Optimization Moderate Fund
	For the year ended March 31, 2024	For the year ended March 31, 2024	For the year ended March 31, 2024
Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Value Equity Fund, and Aristotle/Saul Global Equity Fund	For the three months period ended March 31, 2024 and for the year ended December 31, 2023	For the three months period ended March 31, 2024 and for each of the two years in the period ended December 31, 2023	For the three months period ended March 31, 2024 and for each of the five years in the period ended December 31, 2023

With respect to Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Short Duration Income Fund, Aristotle Strategic Income Fund, Aristotle Ultra Short Income Fund, Aristotle Growth Equity Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, and Aristotle Portfolio Optimization Moderate Fund, the statements of changes in net assets for the year ended March 31, 2023, and the financial highlights for each of the four years in the period ended March 31, 2023 were audited by other auditors, whose report dated May 24, 2023 expressed an unqualified opinion on such statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

D-1

Aristotle Funds Series Trust
Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 30, 2024

D-2

Aristotle Funds Series Trust
Additional Notices
March 31, 2024 (Unaudited)
DIRECTORS & OFFICERS NOTE
Management Information
The business and affairs of the Trust are managed under the direction of the Board under the Trust’s Declaration of the Trust. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Richard Schweitzer as Trustee and certain officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons” because of their positions with AIS and/or a Sub Adviser or their affiliates. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Aristotle Funds, 11100 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.
I. Trustees
The following table sets out the Trustees of the Trust, their principal occupations and the other board positions held during the last five years, and certain other information:

Name and Year of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Funds in Fund Complex Overseen
Independent Trustees
Joseph Chi 1966	Trustee	2022 to Present	Head of Responsible Investment of Dimensional Fund Advisors (2019 to 2021) Vice President and Senior Portfolio Manager, Dimensional Fund Advisors (March 2019 to October 2019) Chair of Investment Committee and Co- Head of Portfolio Management, Dimensional Fund Advisors (2012 to March 2019)	19
Wendy Greuel 1961	Trustee	2022 to Present	Executive in Residence and Strategic Advisor, California State University, Northridge, David Nazarian College of Business and Economics (2016 to Present) Consultant and Vice Chairperson, Discovery Cube Los Angeles, Discovery Cube Los Angeles (2014 to Present) Director, Fisker Inc. (2020 to Present)	19
Warren Henderson 1949	Trustee (Chair)	2022 to Present	President, Mosaic Global Partners (2002 to Present) President, Mosaic Investment Advisors (2002 to Present) Advisory Board Member, Intercontinental Real Estate Corporation (2003 to Present)	19
Dennis R. Sugino 1952	Trustee	2022 to Present	Founder, Kansa Advisory, LLC (2017 to Present)	19
Interested Trustee
Richard Schweitzer 1964	Trustee and President	2022 to Present	Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management LLC (July 2011 to Present)	19

[1]	A Trustee serves until he or she resigns, retires, or his or her successor has been duly elected and qualified

D-3

Aristotle Funds Series Trust
Additional Notices (Continued)
March 31, 2024 (Unaudited)
II. Trust Officers
The following table sets out the officers of the Trust (other than those listed above), their principal occupations during the last five years, and certain other information:

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years
Joanne Chyun 1978	Assistant Treasurer and Vice President	2023 to Present
Senior Vice President of Aristotle Pacific Capital, LLC and
Aristotle Investment Services, LLC (April 2023 to present)

Director of Pacific Asset Management LLC (March 2018 to April 2023)

Associate Vice President of PAAMCO Prisma
(December 2006 to September 2017)

Thomas J. Fuccillo 1968	Chief Compliance Officer, Chief Legal Officer and Vice President	2023 to Present
Managing Director, Legal and Risk of Aristotle Capital Management, LLC (April 2024 to present) and Chief Legal Officer of Aristotle Investment Services,
LLC (January 2023 to present)

Senior Attorney, Ropes & Gray LLP (law firm) (May 2022 to December 2022)

President and Chief Executive Officer of the AllianzGI Funds Complex 2016 to 2021)

Trustee of the AllianzGI Funds Complex 2019 to 2021)

Head of Funds Legal of Allianz Global Investors U.S. Holdings LLC 2008 to 2019)

Joseph Lallande 1970	Secretary and Vice President	2022 to Present
General Counsel of Aristotle Pacific Capital, LLC and Deputy Chief Legal
Officer of Aristotle Investment Services, LLC (April 2023 to present)

Assistant Vice President and Assistant General Counsel of Pacific
Life Insurance Company (September 2010 to April 2023)

Chief Operating Officer and President of Pacific
Global ETF Trust (July 2021 to June 2022)

Vice President, Assistant Secretary of Pacific Global
ETF Trust (December 2018 to July 2021)

Legal Counsel and Assistant Secretary of Pacific Global
Advisors LLC (June 2018 to December 2021)

Joshua B. Schwab 1981	Treasurer and Vice President	2022 to Present
Chief Financial Officer/Chief Operating Officer of Aristotle
Pacific Capital, LLC and Chief Financial Officer of Aristotle
Investment Services, LLC (April 2023 to Present)

Assistant Vice President of Pacific Asset Management LLC
(December 2019 to April 2023)

Assistant Vice President, Finance of Pacific Select
Distributors, LLC (January 2022 to Present)

Vice President, Treasurer and Principal Financial Officer of
Pacific Global ETF Trust (December 2018 to June 2022)

Managing Director of Pacific Global Advisors
LLC (June 2018 to December 2021)

Assistant Vice President of Pacific Life Fund Advisors LLC d/b/a
Pacific Asset Management (August 2015 to December 2019)

D-4

Aristotle Funds Series Trust
Additional Notices (Continued)
March 31, 2024 (Unaudited)

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years
Kim M. St. Hilaire 1972	Vice President	2022 to Present
Managing Director of Aristotle Capital Management, LLC
(May 2021 to Present) and Chief Operating Officer of Aristotle
Investment Services, LLC (January 2023 to Present)

Chief Operating Officer of First Pacific Advisors,
LLC (August 2018 to May 2021)

Senior Vice President of First Pacific Advisors,
LLC (March 2016 to August 2018)

[1]	The officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling 844-ARISTTL (844-274-7885) or on the Funds’ website at www.aristotlefunds.com.
Other Tax Information
The Funds designated the following percentages of dividends during the year ended March 31, 2024 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Aristotle Core Income Fund	0.00%	0.00%
Aristotle ESG Core Bond Fund	0.00%	0.00%
Aristotle Floating Rate Income Fund	0.00%	0.00%
Aristotle High Yield Bond Fund	0.00%	0.00%
Aristotle Short Duration Income Fund	0.00%	0.00%
Aristotle Strategic Income Fund	0.00%	0.00%
Aristotle Ultra Short Income Fund	0.00%	0.00%
Aristotle Core Equity Fund	0.00%	0.00%
Aristotle Growth Equity Fund	100.00%	100.00%
Aristotle International Equity Fund	0.00%	0.00%
Aristotle Small Cap Equity Fund	0.00%	0.00%
Aristotle Small/Mid Cap Equity Fund	100.00%	100.00%
Aristotle/Saul Global Cap Equity Fund	0.00%	0.00%
Aristotle Value Equity Fund	0.00%	0.00%
Aristotle Portfolio Optimization Aggressive Growth Fund	49.51%	100.00%
Aristotle Portfolio Optimization Conservative Fund	2.15%	4.01%
Aristotle Portfolio Optimization Growth Fund	16.27%	39.32%
Aristotle Portfolio Optimization Moderate Conservative Fund	4.20%	8.39%
Aristotle Portfolio Optimization Moderate Fund	21.82%	34.72%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Aristotle Core Income Fund	0.00%
Aristotle ESG Core Bond Fund	0.00%
Aristotle Floating Rate Income Fund	0.00%
Aristotle High Yield Bond Fund	0.00%

D-5

Aristotle Funds Series Trust
Additional Notices (Continued)
March 31, 2024 (Unaudited)

% of dividends as short-term capital gain
Aristotle Short Duration Income Fund	0.00%
Aristotle Strategic Income Fund	0.00%
Aristotle Ultra Short Income Fund	0.00%
Aristotle Core Equity Fund	0.00%
Aristotle Growth Equity Fund	86.66%
Aristotle International Equity Fund	0.00%
Aristotle Small Cap Equity Fund	0.00%
Aristotle Small/Mid Cap Equity Fund	0.00%
Aristotle/Saul Global Cap Equity Fund	0.00%
Aristotle Value Equity Fund	0.00%
Aristotle Portfolio Optimization Aggressive Growth Fund	0.00%
Aristotle Portfolio Optimization Conservative Fund	0.00%
Aristotle Portfolio Optimization Growth Fund	0.00%
Aristotle Portfolio Optimization Moderate Conservative Fund	0.00%
Aristotle Portfolio Optimization Moderate Fund	0.00%

For the year ended March 31, 2024, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Fund	Gross Foreign Income	Foreign Tax Paid
Aristotle/Saul Global Equity Fund	107,588	12,496

Privacy Principles of the Aristotle Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 844-ARISTTL (844-274-7885) or on the SEC’s website at www.sec.gov.
Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 844-ARISTTL (844-274-7885) or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.
Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference

D-6

Aristotle Funds Series Trust
Additional Notices (Continued)
March 31, 2024 (Unaudited)
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 844-ARISTTL (844-274-7885) or by visiting the Funds’ website https://www.aristotlefunds.com/resources/prospectuses-reports.
Householding
The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 844-ARISTTL (844-274-7885).
Aristotle Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
844-ARISTTL (844-274-7885)

D-7

Aristotle Funds Series Trust
Adviser
Aristotle Investment Services, LLC
11100 Santa Monica Blvd, Suite 1700
Los Angeles, California 90025

Sub-Adviser
Aristotle Atlantic Partners, LLC
50 Central Avenue, Suite 750
Sarasota, Florida 34236
Sub-Adviser
Aristotle Capital Boston, LLC
One Federal St., 36th Floor
Boston, Massachusetts 02110
Sub-Adviser
Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700
Los Angeles, California 90025
Sub-Adviser
Aristotle Pacific Capital LLC
840 Newport Center Drive, Suite 700
Newport Beach, California 92660
Sub-Adviser
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Newport Beach, California 92660
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place, 50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102.
Custodian
U.S. Bank, N.A
1555 North RiverCenter Drive, Suite 300
Milwaukee, Wisconsin 53212
Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Legal Counsel
Ropes & Gray, LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wendy Greuel is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Tait, Weller & Baker LLP., to perform audit services, audit-related services, and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the current fiscal year and prior fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Year Ended 3/31/2024	Year Ended 12/31/2023
Audit Fees	$498,300	$90,500
Audit-Related Fees	$0	$0
Tax Fees	$78,300	$15,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP. for the fiscal year ended March 31, 2024 and fiscal year ended December 31, 2023, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	Year Ended 3/31/2024	Year Ended 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two fiscal years.

Non-Audit Related Fees	Year Ended 3/31/2024	Year Ended 12/31/2023
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a). Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b). Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aristotle Funds Series Trust

By:	/s/ Richard Schweitzer
Richard Schweitzer
President

Date:	6/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard Schweitzer
Richard Schweitzer
President

Date:	6/7/2024

By:	/s/ Joshua B. Schwab
Joshua B. Schwab
Treasurer

Date:	6/7/2024

4